                                                                  Exhibit 10.355

Governors Marketplace
Tallahassee, Florida
Ninth Amendment to Agreement

                          NINTH AMENDMENT TO AGREEMENT

        THIS NINTH AMENDMENT TO AGREEMENT (the "Ninth Amendment") is made and entered into as of the 12th of August, 2004, by and between KIMCO GOVERNORS MARKETPALACE LTD., a Florida limited patnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC ("Buyer").

                                   WITNESSETH:

        WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated May 6, 2004, as amended (collectively, "the Agreement"), for the sale and purchase of the property commonly known as Governors Marketplace located in Tallahassee, Florida, as legally described by the Agreement (the "Property").

        WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement; including but not limited to recasting the transaction as an acquisition of entity interest.

        NOW THERFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

        1. The "Closing", as defined in Section 11.1 of the Agreement is hereby amended by deleting "August 12, 2004" and inserting "August 17, 2004."

        2. This Ninth Amendment may be executed in one or more counterparts, each of which shall consitute an original and all of which taken together shall consitute one Ninth Amendment. Each person executing this Ninth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Ninth Amendment. Any counterpart to this Ninth Amendment may be executed by facsimile copy and shall be binding on the parties.

        Except as previously modified by Amendment to Agreement and by the Second through Eighth Amendments to Agreement and as modified by this Ninth Amendment; the Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Governors Marketplace
Tallahassee, Florida
Ninth Amendment to Agreement

                                           Seller:

                                           KIMCO GOVERNORS MARKETPLACE,
                                           LTD., a Florida limited partnership

                                           By: Kimco Marketplace 317, Inc.

                                           By: /s/ BRUCE M. KAUDERER
                                              ----------------------
                                           Name: BRUCE M. KAUDERER
                                                --------------------
                                           Title: Vice President
                                                --------------------


                                           Purchaser:


                                           INLAND REAL ESTATE ACQUSITIONS,
                                           INC., an Illinois corporation


                                           By: /s/  Jason A. Lazarus
                                              -------------------------
                                           Name: Jason A. Lazarus
                                                -----------------------
                                           Title: Acquisition Officer
                                                 ----------------------

Governors Marketplace
Tallahassee, Florida
Eighth Amendment to Agreement

                          EIGHTH AMENDMENT TO AGREEMENT

        THIS EIGHTH AMENDMENT TO AGREEMENT (the "Eighth Amendment") is made and entered into as of the 5th of August, 2004, by and between KIMCO GOVERNORS MARKETPLACE LTD., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("BUYER")

                                   WITNESSETH:

        WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated May 6, 2004, as amended (collectively, "the Agreement"), for the sale and purchase of the property commonly known as Governors Marketplace located in Tallahassee, Florida, as legally described by the Agreement (the "Property").

        WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement; includig but not limited to recasting the transaction as an acquistion of entity interest.

        NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

        1. The "Closing", as degined in Section 11.1 of the Agreement is hereby amended by deleting "August 5, 2004" and inserting "August 12, 2004."

        2. Seller ("LTD") has formed a Delaware limited liability company named Inland Western Tallahassee Governor's One, LLC. ("LLC"). LTD shall transfer its interests to the LLC in the following manner:

               a. Seller shall cause LTD to merge into the LLC with the LLC surviving and LTD ceasing to exist by operation of law.

               b. Seller has formed a new limited partnership called Kimco Governors Holding LP ("LP"). Seller shall cause the existing partners of LTD to assign all of their partnership interests in LTD to the LP, such that the LP shall become the sole member of the surviving LLC.

               c. At Closing the LP shall assign all its members' interest in the LLC to IWRRETI and IWRRETI shall accept the assignment.

        3. This Eighth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Eighth Amendment. Each person

Governors Marketplace
Tallahassee, Florida
Eighth Amendment to Agreement

               executing this Eighth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Eighth Amendment. Any counterpart to this Eighth Amendment may be executed by facsimile copy and shall be binding on the parties.


        Except as previously modified by Amendment to Agreement and by the Second through Seventh Amendments to Agreement and as modified by this Eighth Amendment, the Agreement shall remain unmodified and in full Force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Governors Marketplace
Tallahassee, Florida
Eighth Amendment to Agreement

                                    Seller:

                                    KIMCO GOVERNORS MARKETPLACE,
                                    LTD., a Florida limited partnership

                                    By: Kimco Marketplace 317, Inc.

                                    By: /s/ Ruth Mitteldorf
                                       ---------------------
                                    Name: Ruth Mitteldorf
                                         -------------------
                                    Title: VP-Finance
                                          ------------------


                                    Purchaser:

                                    INLAND REAL ESTATE ACQUSITIONS,
                                    INC., an Illinois corporation

                                    By: /s/ Jason A. Lazarus Authorised Agent
                                       ----------------------
                                    Name:  Jason A. Lazarus
                                         ------------------------
                                    Title: Acquisitions Associate
                                          ------------------------

Governors Marketplace
Tallahassee, Florida
Seventh Amendment to Agreement

                         SEVENTH AMENDMENT TO AGREEMENT

        THIS SEVENTH AMENDMENT TO AGREEMENT (the "Seventh Amendment") is made and entered into as of the 28th of July, 2004, by and between KIMCO GOVERNORS MARKETPLACE LTD., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                  WITNESSETH:

        WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated May 6, 2004, as amended (collectively, "the Agreement"), for the sale and purchase of the property commonly known as Governors Marketplace located in Tallahassee, Florida, as legally described by the Agreement (the "Property").

        WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement; including but not limited to recasting the transaction as an acquisition of entity interest.

        NOW THERFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

        1. The "Closing", as defined in Section 11.1 of the Agreement is hereby amended by deleting "July 29, 2004" and inserting "August 5, 2004."

        2. Buyer has formed a Delaware limited liability company named Inland Western Tallahassee Governor's, LLC. ("LLC"). Seller agrees to transfer its interests to the LLC in the following manner:

               a. Buyer shall cause the sole member of the LLC named Inland Western Retail Real Estate Trust, Inc. ("IWRRETI"), to assign all of its membership intersts in the LLC. to Seller. Such entity transfer hereinafter referred to as "LTD".

               b. Seller shall cause LTD to merge into LLC with the LLC surviving and LTD ceasing to exist by operation of law.

               c. Seller has formed a new limited partnership called Kimco Governors Holding LP ("LP"). Seller shall cause the existing partners of LTD to assign all of their partnership interests in LTD to the LP, such that the LP shall become the sole member of the surviving LLC.

               d. At Closing the LP shall assign all its members' interest in the LLC to IWRRETI and IWRRETI shall accept the assignment.

Governors Marketplace
Tallahassee, Florida
Seventh Amendment to Agreement

        3. This Seventh Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Seventh Amendment. Each person executing this Seventh Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Seventh Amendment. Any counterpart to this Seventh Amendment may be executed by facsimile copy and shall be binding on the parties.


        Except as previously modified by Amendment to Agreement and by the Second through Sixth Amendments to Agreement and as modified by this Seventh Amendment, the Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Governors Marketplace
Tallahassee, Florida
Seventh Amendment to Agreement

                                     Seller:

                                     KIMCO GOVERNORS MARKETPLACE,
                                     LTD., a Florida limited partnership

                                     By: Kimco Marketplace 317, Inc.

                                     By: /s/ Raymond Edwards
                                         ------------------------
                                     Name: Raymond Edwards
                                           ----------------------
                                     Title: Vice President
                                           ----------------------


                                     Purchaser:

                                     INLAND REAL ESTATE ACQUSITIONS,
                                     INC., an Illinois corporation

                                     By: /s/  Jason A. Lazarus Authorised Agent
                                        -------------------------
                                     Name:  Jason A. Lazarus
                                          -----------------------
                                     Title: Acquisition Associate
                                           ----------------------

Governors Marketplace
Tallahassee, Florida
Sixth Amendment to Agreement

                          SIXTH AMENDMENT TO AGREEMENT

        THIS SIXTH AMENDMENT TO AGREEMENT (the "Sixth Amendment") is made and entered into as of the 22nd of July, 2004, by and between KIMCO GOVERNORS MARKETPLACE LTD., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                   WITNESSETH:

        WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated May 6, 2004, as amended (collectively, "the Agreement"), for the sale and purchase of the property commonly known as Governors Marketplace located in Tallahassee, Florida, as legally described by the Agreement (the "Property").

        WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement; including but not limited to recasting the transaction as an acquisition of entity interest.

        NOW THERFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

        1. The "Closing", as defined in Section 11.1 of the Agreement is hereby amended by deleting "July 22, 2004" and inserting "August 29, 2004."

        2. Buyer and Seller agree to cooperate in regard to Buyer's acquisition of the Property through the purchase of an interest in an entity (as opposed to fee) to be accomplished at Seller's expense.

        3. Buyer and Seller agree to cooperate in regard to the assignment of the loan documentation from Wachovia Bank to KeyBank at Buyer's expense.

        4. This Sixth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Sixth Amendment. Each person executing this Sixth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Sixth Amendment. Any counterpart to this sixth Amendment may be executed by facsimile copy and shall be binding on the parties.

Governors Marketplace
Tallahassee, Florida
Sixth Amendment to Agreement

        Except as modified by the Amendment, and by this Sixth Amendment the Agreement shall remain unmodified and in full force and effect.

                            (SINGATURE PAGE FOLLOWS)

Governors Marketplace
Tallahassee,Florida
Sixth Amendment to Agreement

                                    Seller:

                                    KIMCO GOVERNORS MARKETPLACE,
                                    LTD., a Florida limited partnership

                                    By: Kimco Marketplace 317, Inc.

                                    By: /s/ Bruce Rubenstein
                                        ------------------------
                                    Name: Bruce Rubenstein
                                          ----------------------
                                    Title: Vice President
                                          ----------------------


                                    Purchaser:

                                    INLAND REAL ESTATE ACQUSITIONS,
                                    INC., an Illinois corporation

                                    By: /s/ Jason A. Lazarus Authorised Agent
                                       ---------------------
                                    Name:  Jason A. Lazarus
                                         -----------------------
                                    Title: Acquisition Associate
                                          ----------------------

Governors Marketplace
Tallahasaee, Florida
Fifth Amendment to Agreement

                          FIFTH AMENDMENT TO AGREEMENT

        THIS FIFTH AMENDMENT TO AGREEMENT (the "Fifth Amendment") is made and entered into as of the 12th of July, 2004, by and between KIMCO GOVERNORS MARKETPLACE LTD, a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                               W I T N E S S E T H:

        WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated May 6, 2004, as amended (collectively, "the Agreement"), for the sale and purchase of the property commonly known as Governors Marketplace located in Tallahassee, Florida, as legally described by the Agreement (the "Property").

        WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement; including but not limited to recasting the transaction as an acquisition of entity interest.

        NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

        1. The "Closing", as defined in Section 11.1 of the Agreement is hereby amended by deleting "July 15, 2004" and inserting "July 22, 2004."

        2. Buyer and Seller agree to cooperate in regard to Buyer's acquistion of the Property through the purchase of an interest in an entity (as opposed to fee) to be accomplished at Seller's expense.

        3. This Fifth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Fifth Amendment. Each person executing this Fifth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Fifth Amendment. Any counterpart to this Fifth Amendment may be executed by facsimile copy and shall be binding on the parties.

        Except as modified by the Amendment, and by this Fifth Amendment, the Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Governors Marketplace
Tallahassee, Florida
Fifth Amendment to Agreement

                                     Seller:

                                     KIMCO GOVERNORS MARKETPLACE,
                                     LTD., a Florida limited partnership

                                     By: Kimco Marketplace 317, Inc.

                                     By: /s/ Edward Senenman
                                         ------------------------
                                     Name: Edward Senenman
                                           ----------------------
                                     Title: Vice President
                                            ---------------------


                                     Purchaser:

                                     INLAND REAL ESTATE ACQUSITIONS,
                                     INC., an Illinois corporation

                                     By: /s/ Jason A. Lazarus Authorised Agent
                                         ---------------------
                                     Name:  Jason A. Lazarus
                                           ------------------------
                                     Title: Acquisition Associates
                                           ------------------------

Governors Marketplace
Tallahassee, Florida
Fourth Amendment to Agreement

                          FOURTH AMENDMENT TO AGREEMENT

        THIS FOURTH AMENDMENT TO AGREEMENT (the "Fourth Amendment") is made and entered into as of the 1st of July, 2004, by and between KIMCO GOVERNORS MARKETPLACE LTD., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                   WITNESSETH:

        WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated, May 6, 2004, as amended (collectively, "the Agreement"), for the sale and purchase of the property commonly known as Governors Marketplace located in Tallahassee, Florida, as legally described by the Agreement (the "Property").

        WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement; including but not limited to recasting the transaction as an acquisition of entity interest.

        NOW THEREFORE, in consideration of the foregoing, and other good and, valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

        1. The "Closing", as defined in Section 11.1 of the Agreement is hereby amended by deleting "The Closing Date shall be ten (10) business days after the expiration of the Due Diligance Period" and inserting "The Closing Date shall be July 15, 2004."

        2. Buyer and Seller agree to cooperate in regard to Buyer's acquisition of the Property through the purchase of an interest in an entity (as opposed to fee) to be accomplished at Seller's expense.

        3. This Fourth Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Fourth Amendment. Each person executing this Fourth Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Fourth Amendment. Any counterpart to this Fourth Amendment may be executed by facsimile copy and shall be binding on the period.

        Except as modified by the Amendment, and by this Fourth Amendment, the Agreement shall remain, unmodified and in full force and effect.

                             (SIGNATURE AS FOLLOWS)

Governors Marketplace
Tallahassee, Florida
Fourth Amendment to Agreement

                                      Seller:

                                      KIMCO GOVERNORS MARKETPLACE,
                                      LTD., a Florida limited partnership

                                      By: Kimco Marketplace 317, Inc.

                                      By: /s/ Bruce Rubenstein
                                          --------------------------
                                      Name:  Bruce Rubenstein
                                            ------------------------
                                      Title: Vice President
                                             -----------------------


                                      Purchaser:

                                      INLAND REAL ESTATE ACQUSITIONS,
                                      INC., an Illinois corporation

                                      By: /s/ Jason A. Lazarus Authorised Agent
                                          ---------------------
                                      Name: Jason A. Lazarus
                                            ------------------------
                                      Title: Acquisitions Associate
                                             -----------------------

Governors Marketplace
Tallahassee, Florida
Third Amendment to Agreement

                          THIRD AMENDMENT TO AGREEMENT

        THIS THIRD AMENDMENT TO AGREEMENT (the "Third Amendment") is made and entered into as of the 22nd of June, 2004, by and between KIMCO GOVERNORS MARKETPLACE LTD., a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                              W I T N E S S E T H:

        WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated May 6, 2004, as amended (collectively, "the Agreement"), for the sale and purchase of the property commonly known as Governors Marketplace located in Tallahassee, Florida, as legally described by the Agreement (the "Property").

        WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

        NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

        1. The "Due Diligence Period", as defined in Section 1.7 of the Agreement is hereby amended by deleting the date "June 22, 2004," and inserting the date of "June 25, 2004" therein for resolution of the following open issues:

               (a) $10,000.00 landscape repair conditional upon reconciliation of a pro forma ground rent;

               (b) Ujamma and One Price Clothing to be included in the Mater Lease at time of closing; and,

               (c) Seller to obtain waiver from Marshall's regarding the conflict in the size restriction of the outlot building.

        2. This Third Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Third Amendment. Each person executing this Third Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Third Amendment. Any counterpart to this Third Amendment may be executed by facsimile copy and shall be binding on the parties.

Governors Marketplace
Tallahassee, Florida
Third Amendment to Agreement

        Except as modified by the Amendment, and by this Third Amendment, the Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Governors Marketplace
Tallahassee, Florida
Third Amendment to Agreement


                                           Seller:

                                           KIMCO GOVERNORS MARKETPLACE,
                                           LTD., a Florida limited partnership

                                           By: Kimco Marketplace 317, Inc.

                                           By: /s/ [ILLEGIBLE]
                                               ------------------------
                                           Name: [ILLEGIBLE]
                                                 ----------------------
                                           Title: Senior Counsel
                                                 ----------------------


                                           Purchaser:

                                           INLAND REAL ESTATE ACQUSITIONS,
                                           INC., an Illinois corporation


                                           By: /s/ [ILLEGIBLE]
                                               ------------------------
                                           Name:  [ILLEGIBLE]
                                                 ----------------------
                                           Title: Authorised Agent
                                                 -----------------------

Governors Marketplace
Tallahassee, Florida
Second Amendment to Agreement

                          SECOND AMENDMENT TO AGREEMENT

        THIS SECOND AMENDMENT TO AGREEMENT (the "Second Amendment") is made and entered into as of the 21st of June 2004, by and between KIMCO GOVERNORS MARKETPLACE LTD, a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                                   WITNESSETH:

        WHEREAS, Seller and Buyer entered into that certain Agreement of Sale dated May 6, 2004, as amended (collectively, "the Agreement"), for the sale and purchase of the property commonly known as Governors Marketplace located in Tallahassee, Florida, as legally described by the Agreement (the "Property").

        WHEREAS, Buyer and seller have mutually agreed to amend certain provisions of the Agreement.

        NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

        1. The "Due Diligenea Period", as defined in Section 1.7 of the Agreement is hereby amended by deleting the date "June 21, 2004," and inserting the date of "June 22, 2004" therein.

        2. This Second Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one Second Amendment. Each person executing this Second Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Second Amendment. Any counterpart to this Second Amendment may be executed by facsimile copy and shall be binding on the parties.

        Except as modified by the Amendment, and by this Second Amendment, the Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Governors Marketplace
Tallahassee, Florida
Second Amendment to Agreement

                                           Seller:

                                           KIMCO GOVERNORS MARKETPLACE,
                                           LTD., a Florida limited partnership

                                           By: Kimco Marketplace 317, Inc.

                                           By: /s/ [ILLEGIBLE]
                                               ------------------------
                                           Name:  [ILLEGIBLE]
                                                 ----------------------
                                           Title: [ILLEGIBLE]
                                                  ---------------------


                                           Purchaser:

                                           INLAND REAL ESTATE ACQUSITIONS,
                                           INC., an Illinois corporation

                                           By: /s/ Jason A. Lazarus
                                               ------------------------
                                           Name: Jason A. Lazarus
                                                 ----------------------
                                           Title: Authorised Agent
                                                  ---------------------

Governors Marketplace
Tallahassee, Florida
Amendment to Agreement

                             AMENDMENT TO AGREEMENT

        THIS AMENDMENT TO AGREEMENT (the "Amendment") is made and entered into as of the 17th of June 2004, by and between KIMCO GOVERNORS MARKETPLACE LTD, a Florida limited partnership ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Buyer").

                              W I T N E S S E T H:

        WHEREAS, Seller and Buyer entered into that certain Agreement of Sale date May 6, 2004, ("the Agreement"), for the sale and purchase of the property commonly known as Governors Marketplace located in Tallahassee, Florida, as legally described by the Agreement (the "Property").

        WHEREAS, Buyer and Seller have mutually agreed to amend certain provisions of the Agreement.

        NOW THEREFORE, in consideration of the foregoging, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller agree as follows:

        1. The "Due Diligance Period", as defined in Section 1.7 of the Agreement is hereby amended by deleting the words "on the 30th business day thereafter or the first business day after such 30th day if such 30th day is not a business day," and inserting the date of "June 21, 2004" therein.

        2. This Amendment may be executed in one or more counterparts, each of which shall constistute an original and all of which taken together shall constitute one Amendment. Each person executing this Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Amendment. Any counterpart to this Amendment may be executed by facsimile copy and shall be binding on the parties.

        Except as modified herein by this Amendment, the Agreement shall remain unmodified and in full force and effect.

                            (SIGNATURE PAGE FOLLOWS)

Governors Marketplace
Tallahassee, Florida
Amendment to Agreement

                                   Seller:

                                   KIMCO GOVERNORS MARKETPLACE,
                                   LTD., a Florida limited partnership

                                   By: Kimco Marketplace 317, Inc.

                                   By: /s/ [ILLEGIBLE]
                                       ------------------------
                                   Name:  [ILLEGIBLE]
                                         ----------------------
                                   Title: Senior Counsel
                                          ---------------------


                                   Purchaser:

                                   INLAND REAL ESTATE ACQUSITIONS,
                                   INC., an Illinois corporation

                                   By: /s/ Jason A. Lazarus, Authorized Agent
                                       --------------------------------------
                                   Name: Jason A. Lazarus
                                         ----------------------
                                   Title: Acquisition & Development
                                          -------------------------

                                                                          Inland

                                AGREEMENT OF SALE

      THIS AGREEMENT made this 6 day of May, 2004, between KIMCO GOVERNORS MARKETPLACE LTD., a Florida Limited Partnership, with an office at 3333 New Hyde Park Road, Suite 100 (P. O. Box 5020), New Hyde Park, New York 11042 (hereinafter, "Seller"), and INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois Corporation, with an office at 2901 Butterfield Road, Oak Brook, Illinois 60523 (hereinafter, "Buyer").

      WHEREAS, Seller owns the Lessee's interest in the Ground Leases, as defined in Section 1.11 below, and in the improvements which make up the shopping center commonly known as Governors Marketplace, located in Tallahassee, Florida (the "Shopping Center") and Seller wishes to sell and Buyer wishes to buy Seller's entire right title and interest in the Ground Leases, as hereinafter defined, and improvements to and for the Shopping Center;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

      1. DEFINITIONS. The following expressions shall have the meanings set forth below:

            1.1 "Real Estate" means the leasehold interest in the land described on EXHIBIT 1 and all of the buildings and other improvements constructed thereon.

            1.2 "Space Lease(s)" means all lease(s), license(s), concessions or other occupancy or use agreements, including all modifications, addenda and supplements thereto and guarantees thereof, applicable to any part of the Real Estate. All existing Space Leases as of the date hereof are listed on attached
EXHIBIT 2.

            1.3 "Property" means collectively all of Seller's rights and interests in the Real Estate, the Space Leases and the other assets described in
ARTICLE 2 hereof.

            1.4 "Closing Date" means the date on which Closing occurs. "Closing" means the event whereby title to the Property is actually conveyed by Seller to Buyer.

            1.5 "Service Contracts" means all written agreements pursuant to which goods, services or supplies are furnished on a recurring basis for the operation of the Real Estate and are approved by Buyer during the Due Diligence Period (as hereinafter defined). Copies of such Service Contracts are attached as EXHIBIT 3.

            1.6 "Escrow Agent" means Chicago Title and Trust Company, 171 North Clark Street, Chicago, Illinois, Attn: Nancy Castro, Escrow Agent. Chicago Title and Trust Company may also be hereinafter referred to as the "Title Company".

            1.7 "Due Diligence Period" means a period of time commencing on the date a fully executed copy of this Agreement is received by Buyer in accordance with Article 13 hereof and expiring at midnight, New York time, on the 30th business day thereafter or the first business day after such 30th day if such 30th day is not a business day.

            1.8 "Permitted Exceptions" means those certain title exceptions set forth in EXHIBIT 6 attached hereto that are approved by Buyer in accordance with the terms of Article 6 hereof.

            1.9 "Personal Property" means all personal property and equipment (if any) owned by Seller and located on the Real Estate.

            1.10 "Deposit" means a deposit, to be paid by Buyer to Escrow Agent upon the execution hereof, in the amount of FOUR HUNDRED THOUSAND ($400,000.00) DOLLARS, plus all interest earned thereon.

            1.11 A. "Ground Lease A" means that certain Indenture of Ground Lease dated October 1, 2000 by and between Elaine W. Smith Partnership, LLP a Florida limited liability partnership, as Lessor, and The Smith Interests General Partnership, L.L.P., a Florida Limited Partnership, collectively Lessor A, and Seller, as Lessee, and any amendments thereto, as set forth on attached
EXHIBIT 15A.

            B. "Ground Lease B" means that certain Indenture of Ground Lease dated January 1, 2003 by and between The Smith Interests General Partnership, L.L.P., a Florida limited liability partnership, as Lessor B, and Sellers as Lessee and any amendments thereto, as set forth on attached EXHIBIT 15B.

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            1.12  "Tallahassee Land Agreement" shall mean that certain
                  Commission Agreement Governors Marketplace, Tallahassee, Florida between Seller and Tallahassee Land Co., Inc.

            1.13  Intentionally Deleted

      2. SALE AND PURCHASE. In accordance with the provisions of this Agreement, Seller agrees to sell, convey, assign and transfer to Buyer, and Buyer agrees to purchase and acquire from Seller, subject to the Permitted Exceptions and Space Leases, all of Seller's right, title and interest in and to: (a) the Real Estate, (b) the Space Leases, (c) any Personal Property, (d) any land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Real Estate, (e) any strips or gores adjoining the Real Estate, (f) all appurtenances and hereditaments appertaining to the Real Estate (g) the right to use, in common with others the name "Governor's Marketplace Shopping Center" provided Buyer's use of same is done in a commercially reasonable manner in connection with the first class operation of the Property and (h) all of Seller's right title and interest in and to the Ground Leases.

      3. PURCHASE PRICE. The "Purchase Price" for the Property shall be THIRTY-TWO MILLION, SIX HUNDRED FIFTY-THREE THOUSAND, EIGHT HUNDRED FORTY-EIGHT ($32,653,848.00) DOLLARS plus the Contingent Amount if any, as set forth in
Section 11.6 hereof, shall be paid as follows:

            A.    (i)   Upon the execution of this Agreement Buyer shall pay the
Deposit to Escrow Agent by bank check to the order of Escrow Agent or wire transfer of federal funds for immediate credit.

                  (ii) The Deposit shall be invested by Escrow Agent in a sound financial institution's money market fund or account which pays interest or dividends, in Escrow Agent's name separate from its personal and business accounts. All investment decisions shall be made by Buyer. If no Closing occurs, all interest or dividends earned shall be paid to the party entitled to the escrowed proceeds, which party shall pay all income taxes thereon. The parties shall furnish Escrow Agent with their respective tax identification numbers. At Closing, Escrow Agent shall pay the Deposit (together with all interest earned thereon) to Seller; and the principal portion of the Deposit shall be a credit against the Purchase Price (but no such credit shall be given for the interest earned on such principal portion of the Deposit, if any, which shall be the property of Buyer). All escrow fees, if any, charged by Escrow Agent shall be equally shared by Seller and Buyer. Escrow Agent shall hold the Deposit as set forth above unless either Seller or Buyer makes a written demand upon Escrow Agent for the Deposit accompanied by an affidavit signed by the party making the demand stating sufficient facts to show that said party is entitled to receive the Deposit pursuant to the terms of this Agreement. Upon receipt of such demand, Escrow Agent shall give ten (10) days written notice to the other party of such demand and of Escrow Agent's intention to remit the Deposit to the party making the demand on the stated date, together with a copy of the affidavit. If Escrow Agent does not receive a written objection before the proposed date for remitting the Deposit, Escrow Agent is hereby authorized to so remit. If, however, Escrow Agent actually receives written objection from the other party before the proposed date on which the Deposit is to be remitted, Escrow Agent shall continue to hold the Deposit until otherwise directed by joint written instructions from Seller and Buyer or until a final judgment of an appropriate court. In the event of a dispute, Escrow Agent may place the Deposit with an appropriate court and, after giving written notice of such action to the parties, Escrow Agent shall have no further obligations with respect to the Deposit. The parties acknowledge that Escrow Agent is acting as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties, and the Escrow Agent shall not be liable to either of the parties for any act or omission on its part unless taken or suffered in bad faith or in willful or negligent disregard of this Agreement. Seller and Buyer shall jointly and severally indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses, including reasonable attorney' fees, incurred in connection with the faithful performance of Escrow Agent's duties hereunder. Escrow Agent acknowledges agreement to the provisions of this Agreement applicable to it by signing on the signature page of this Agreement. Notwithstanding the foregoing, Buyer shall have the right to deliver a notice of termination of this Agreement to Escrow Agent and Seller on or prior to the expiration of the Due Diligence Period and Escrow Agent shall be authorized, immediately upon receipt of such notice and verification of Seller's receipt of same, to return the Earnest Money to Buyer. Buyer agrees to return all documents provided to Buyer by or on behalf of Seller to Seller within fifteen (15) days of Tenant's delivery of the notice of termination to Escrow Agent and Seller.

            B. At Closing, and subject to the terms and provisions of this Agreement, Buyer shall pay Seller the balance of the Purchase Price by wire transfer of immediately available federal funds into a so-called "New York Style" closing escrow to be established by the Escrow Agent. Seller shall furnish Escrow Agent with wire transfer instructions prior to Closing.

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            C.    The Contingent Amount, if any shall be paid as provided in
                  Section 11.6.

            D. In connection with any Personal Property included in the sale, the parties agree that no part of the Purchase Price shall be deemed to have been paid by Buyer on account thereof.

      4.    CONDITIONS PRIOR TO CLOSING; DUE DILIGENCE PERIOD.

            4.1   (A)   Buyer shall at Closing accept the Property in AS IS
physical condition as exists on the date hereof, subject to reasonable wear and tear between the date hereof and the Closing Date. Buyer acknowledges that Buyer will have the Due Diligence Period to inspect the Shopping Center or cause an inspection thereof to be made on Buyer's behalf and it is understood and agreed that neither Seller nor any person acting or purporting to act for Seller has made or now makes any representation as to the physical condition (latent or patent or otherwise), income, expense, operation, legality of current rents, or any other matter of thing affecting or relating to the Shopping Center except as herein specifically set forth. Buyer hereby expressly acknowledges that except as expressly set forth herein, no such representations have been made and Buyer further agrees to take the Shopping Center "as is" as of the date hereof and subject to normal use, wear, tear, and deterioration between now and Closing. Buyer agrees that Seller is not liable or bound in any manner by any financial or written statements, representations, real estate brokers' "set-ups", or information pertaining to the Shopping Center furnished by any real estate broker, agent, employee, trustee, servant or other person, unless the same are specifically set forth herein. It is understood and agreed that all understandings and agreements heretofore had between the parties are hereby merged in this Agreement which alone fully and completely expresses their agreement and that the same is entered into after full investigation, neither party relying upon any statement or representation made by the other not embodied in this Agreement.

            (B)   SELLER'S REQUIRED PRE-CLOSING DELIVERIES

Seller shall, as soon as practicable after the date of this Agreement but not later than five (5) business days after the date of this Agreement, deliver to Buyer the following (which are referred to herein as "Pre-Closing Deliveries"):
(a) copy of the Space Leases affecting the Property and the Ground Leases; (b) a certification from Seller (pursuant to the terms of the Rent Roll (Exhibit 2) setting forth the name of each tenant at the Property and the date of the Space Leases and any modifications or amendments thereto, the amount of rent payable by each tenant throughout the term of its respective Space Lease, any concessions granted to the tenants, the amount of security deposits, if any, (or a certification that Seller is not holding any security deposits), the expiration date of the Space Leases, and the existence of any options to renew or extend the term of the Space Leases or to purchase all or any part of the Property and such information with respect to any subtenant if Seller has knowledge thereof; (c) a certification by Seller that there are no employees at the Property; (d) a certification by Seller that, other than as disclosed to Buyer, there are no service agreements, maintenance contracts or other similar agreements affecting the Property; (e) copies of the most recent tax bill for the Property, together with copies of any notice of assessments received by Seller, or any other information relative to taxes assessed against the Property; (f) copies, if any, of any environmental reports, architectural drawings, warranties, guarantees, plans and specs or any similar document in Seller's possession relating to the Property; (g) copies of any insurance policies or certificates insuring the Property, whether purchased by Seller or by the tenants under the Space Leases; (h) copies of certificates of occupancy for each tenant at the Property and copies of any building code violations received by Seller with respect to the Property during the last two years and evidence reasonably acceptable to Buyer that such violations have been corrected, or a certification from Seller that it has not received any notice of building code violations; (i) the materials described on Buyer's Due Diligence Checklist, attached hereto as Exhibit 12, and made a part hereof; (j) as applicable (depending upon the number of years the Property has been operating), an operating statement for the Property for the two calendar years prior to the year of the date hereof, and monthly operating statements for the Property for each month of the year of the date hereof. Such statements shall include reasonable detail of all items of income and expense, other than construction costs as well as all items of capital expenditures made during the relevant periods, other than capital expenditures made in connection with the initial construction of the Shopping Center, and (k) an engagement and representation letter signed by Seller and prepared by and for the benefit of Buyer's auditors substantially in the form attached hereto as Exhibit 18, and made a part hereof.

            4.2 On and after the date hereof, Buyer shall have access to the Property for the purpose of making engineering, survey or non-intrusive inspections and independent investigations; and Seller will on receipt of reasonable prior written notice, provide Buyer with access to information within its possession or control with respect to the Property, including (without limitation) full and accurate copies of Space Leases, Service Contracts, title information or instruments, and books and operating records of the Shopping Center. Buyer agrees to defend, indemnify and hold Seller harmless from any personal injury or property damage caused by Buyer in doing any testing, inspections or survey and such

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obligation shall survive the Closing or sooner termination of this Agreement.
Buyer shall give Seller true, accurate and complete copies of all written reports prepared by third parties resulting from Buyer's inspections and investigations.

            4.3   (a)   Buyer shall have the Due Diligence Period within which
to inspect and examine the Real Estate, the Space Leases, the Ground Leases and the Service Contracts.

                  (b) In the event that during the Due Diligence Period, Buyer, in its sole judgment, and absolute discretion, determines that Buyer is not satisfied with the condition of the Real Estate, the Property, the Space Leases, the Ground Leases, or the Service Contracts then, prior to the end of the Due Diligence Period, Buyer shall have the right by giving written notice to Seller and Escrow Agent to cancel and terminate this Agreement without liability except as set forth in Sections 4.2 and 15.8. Upon receipt of such notice prior to the end of the Due Diligence Period, Escrow Agent shall deliver the Deposit to Buyer. In the event Buyer fails to give such notice prior to the end of the Due Diligence Period, Buyer's right to cancel this Agreement pursuant to this
Section 4 shall lapse.

            4.4   Intentionally Deleted.

            4.5   Intentionally Deleted.

            4.6   Intentionally Deleted.

            4.7   Intentionally Deleted.

      5.    ADJUSTMENTS AND PRORATIONS.

            5.1 Seller shall be entitled to all income produced from the operation of the Property which is allocable to the period prior to the Closing Date and shall be responsible for all expenses allocable to that period; and Buyer shall be entitled to all income and responsible for all expenses allocable to the period beginning at 12:01 A.M. on the Closing Date. At Closing, all items of income and expense with respect to the Property shall be prorated in accordance with the foregoing provisions and the rules for the specific items set forth hereafter:

                  5.1.1 Seller shall arrange for a billing under all those Service Contracts for which fees are based on usage and with utility companies for a billing for utilities, to include all utilities or service used up to the Closing Date, and Seller shall pay the resultant bills. In the event any of the Service Contracts set forth in EXHIBIT 3 cover periods beyond the Closing Date the same shall be prorated on a per diem basis.

                  5.1.2 Real estate taxes, general, special and/or betterment assessments and personal property taxes shall be prorated for those taxes which are due and payable as of the Closing Date. In the event that as of the Closing Date the actual tax bills for the tax year or years in question are not available and the amount of taxes to be prorated as aforesaid cannot be ascertained, then rates, millages and assessed valuation of the previous year, with known changes, shall be used; and after the Closing occurs and when the actual amount of taxes for the year or years in question shall be determinable, such taxes will be re-prorated between the parties to reflect the actual amount of such taxes.

                  5.1.3 Rentals and other payments (other than "percentage rent" and common area maintenance charges which are dealt with in SECTION 5.1.4 and
SECTION 5.1.6) which are payable pursuant to Space Leases shall be prorated on a per diem basis as and when collected (subject to the provisions of Section 5.3). Buyer shall not be obligated to make any payment or give any credit to Seller on account of or by reason of any rental or other payments which are unpaid as of the Closing Date, but shall be required to turn over Seller's share of the same within ten (10) days if, as and when received by Buyer after the Closing; likewise, Seller agrees to turn over Buyer's share of any payments received from tenants applicable to any period from and after the date of Closing within ten
(10) days of Seller's receipt of same; this provision shall survive Closing.

                  5.1.4 Percentage rent; if any, payable under each Space Lease shall be prorated with respect to the lease year thereunder in which Closing occurs on a per diem basis as and when collected. Any percentage rent collected by Buyer including any percentage rent which is delinquent and pertaining to (i) an entire lease year or accounting period of a tenant under a Space Lease which ends on a date prior to the Closing Date, or (ii) that portion of a lease year or accounting period of such tenant covering a period prior to the Closing Date where such lease year or accounting period begins prior to the Closing Date and ends thereafter shall in both cases be paid to Seller within ten (10) days of receipt by Buyer; and if any tenant's Space Lease provides for offsets or deductions against

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percentage rent, then such offsets or deductions shall be prorated in the same manner as the percentage rent itself is prorated. This provision shall survive Closing.

                  5.1.5 Gas, water, electricity, heat, fuel, sewer and other utilities charges to which SECTION 5.1.1 cannot be applied, and the governmental licenses, permits and inspection fees and operating expenses relating to the Shopping Center (expressly excluding therefrom, however, such expenses relating to the initial construction of the Shopping Center), shall be prorated on a per diem basis.

                  5.1.6 Common area maintenance expenses and charges shall be prorated. Seller shall be responsible for all common area expenses and charges incurred prior to the Closing Date, and Buyer shall be responsible for the same accruing on and subsequent to the Closing Date. All common area expense payments made by each tenant and such charges paid under its Space Lease for the entire lease year during which the Closing occurs, including end-of-year adjustments, if any, shall be prorated between Seller and Buyer in the following manner: Not later than three (3) days prior to Closing, Seller shall deliver to Buyer, with regard to each Shopping Center tenant required to pay common area charges ("CAM Charges") under its lease, a detailed computation showing all CAM Charge expenses incurred by Seller for the period from the beginning of each such tenant's then current billing period for CAM Charges (e.g., calendar year, lease year, etc.) through the Closing Date, any CAM estimated payments or charges collected by Seller relating to such tenant (hereinafter "CAM Estimates"), and a bill for the tenant's pro rata share of CAM Charges (i.e., for CAM charges through the Closing Date net of any such CAM Estimates held by Seller), together with all invoices and other evidence documenting such CAM Charges in detail required by such tenant's lease. Buyer shall send any such bills to tenants promptly following Closing, in which event such tenant shall pay any amount shown due directly to Seller, and except as otherwise stated in Section 5.3.3 below Buyer shall have no responsibility to collect same. However, if any tenant rightfully refuses to pay such bill for CAM Charges due through the Closing Date, then Buyer shall resubmit such bill to any such tenant at the same time as Buyer next submits Buyer's own bill to any such tenant; and any payment thereafter made by any such tenant on account of CAM Charges shall belong to and be forwarded within ten (10) days of its receipt to Seller until Seller's bill is paid in full.

                        Any CAM Estimates for any tenant shall be retained by Seller up to the amount of the pre-Closing CAM Charges payable by such tenant as evidenced by such bills and computations delivered by Seller at Closing, and Buyer shall receive a credit for any excess CAM Estimates collected by Seller.

                  5.1.7 All prepaid rentals, other prepaid payments (other than monthly real estate tax estimates or installments), security deposits paid pursuant to Space Leases, electric, gas, sewer and water deposits deposited with Seller by tenants, (including any accrued interest required under any Space Lease on all of the foregoing, unless Seller is entitled to retain the benefit thereof) under any Space Leases, license agreements or concession agreements relating to the Property, shall all belong to Buyer and all shall be assigned and delivered to Buyer at Closing, whereupon Seller shall be released from all liability with respect thereto. At Seller's option, Buyer shall receive a cash credit in the amount of all Security Deposits to be delivered to Buyer at Closing, and Seller may retain same.

                  5.1.8 Buyer shall not be responsible for any charges, salaries, vacation pay or fringe benefits of employees of Seller prior to or following the Closing and none of the foregoing shall be prorated.

            5.2 All prorations and payments to be made under the foregoing provisions shall be made on the basis of a written statement or statements delivered to Buyer by Seller and approved by Buyer. In the event any prorations, apportionments or computation shall prove to be incorrect for any reason, then either party shall be entitled to an adjustment to correct the same, provided that it makes written demand on the one from who it is entitled to such adjustment within two (2) years after the erroneous payment or computation was made; this provision shall survive Closing.

            5.3 All accounts receivable flowing from the Property shall be treated as follows:

                  5.3.1 Buyer and Seller agree to treat all base or minimum rental payments received from a tenant as applicable to base or minimum rent which was owed by that tenant, if any, first for the month prior to the month in which Closing occurs and next for the month in which Closing occurs until the base or minimum rental amount due to Seller for such periods have been collected. In the event that there remains any unpaid base or minimum rent for a period prior to such periods, all payments of base or minimum rent received from such tenant shall be applied to sums owed Buyer before any part thereof shall be treated as belonging to Seller. In the event that there remains any unpaid tenant receivable other than base or minimum rent (including without limitation any tax, CAM, insurance or

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percentage rent payments) for any period prior to Closing, all payments received from any tenant in arrears (whether base or minimum rent or any other amount) shall be applied first to any such sums owed Buyer from such tenant before any part thereof shall be treated as belonging to Seller.

                  5.3.2 In the event that any tenant of Seller or Buyer shall hereafter apply or shall have heretofore applied for relief under the provisions of any bankruptcy or similar laws for the protection of debtors, the provisions of SECTION 5.3.1 shall not apply, and the parties shall have the right to seek collection of their respective accounts, their entitlements being determined by the Closing and the other provisions of this Agreement. Neither party shall have the right to enter into any transactions that purport to compromise claims belonging to the other, without the other party's prior written consent.

                  5.3.3 "If at the Closing Date any tenants owe Seller any money
            (i.e. reimbursements to Seller for payment of liens or violations on the Property that were created by tenant(s) but that Seller is required hereunder to satisfy in order to effectuate the sale of the Property or rent arrears (which shall include CAM and tax reimbursements)), Seller shall have the right, subsequent to the Closing, to collect such sums directly from the tenants, including bringing lawsuits against the tenants (at Seller's sole expense) for such collection (except that Seller is prohibited from bringing a lawsuit against any tenant(s) to collect rent in arrears for a period of thirty (30) days after such dispute or arrears has arisen (the "Buyer Collection Period"); instead Buyer agrees to use commercially reasonable efforts to collect such arrears on Seller's behalf, if Buyer is unsuccessful in collecting the tenant arrears by the expiration of the Buyer Collection Period, then Seller shall have the right to collect such sums directly form the tenants including bringing lawsuits against the tenants (at Sellers sole expense) for such collection, however, Seller agrees that any such legal action or collection shall not include any disturbance of the possession, use or occupancy of the tenants or any right to evict the tenants, whether pursuant to the lease provisions or otherwise, and Buyer shall at Seller's expense join in any lawsuit and/or also participate or cooperate with Seller in its collection attempts. Buyer will (at Seller's expense) join in such a lawsuit or action only if the same does not include or require disturbance of the possession of any tenants."

                  5.3.4 In the event Seller has granted rent concessions to tenants under space lease(s) that would extend beyond the Closing Date, Buyer shall receive credit for same.

            5.4 Fixed Minimum Rent as defined in the Ground Leases, due under the Ground Leases and payments due under the Tallahassee Land Agreement shall be prorated on a per diem basis. Overage Rent as defined in the Ground Leases, shall be pro rated on a per diem basis with respect to Fixed Minimum Rent component at Closing, with adjustment to be made after the end of the applicable Lease Year, as to any changes and/or adjustments as a result of Percentage Rent paid by subtenants as defined therein, for such Lease Year.

            5.5   The provisions of this Article 5 will survive Closing.

      6.    TITLE AND SURVEY.

            6.1 Seller shall convey and Buyer shall accept, subject to the right of Buyer to review and approve all title matters, documents and plats of record in regard to the condition of title to the Property, title such as the Title Company will be willing to approve and insure subject only to Permitted Exceptions as provided for in this Agreement. Buyer acknowledges that it has heretofore received copies of Seller's existing title insurance policy for the Real Estate (the "Existing Title Policy") and of Seller's existing survey of the Real Estate (the "Existing Survey"). Promptly following the execution of this Agreement, Buyer may (if it so elects) obtain (at Seller's sole expense) updates of the Existing Survey to the certification standards described upon the Surveyor's certification attached hereto as Exhibit 13 and made a part hereof (such updated survey hereinafter referred to as the "Updated Survey"); if Buyer does obtain such an Updated Survey, Seller shall cause it to be certified to Seller and Buyer shall promptly furnish Buyer, Seller and the Title Company with a copy thereof. Promptly following the execution of this Agreement, Buyer shall also (at Seller's sole expense) obtain a commitment for ALTA Form B Leasehold Title Insurance (the "Title Commitment"); and Buyer shall promptly cause the Title Company to furnish Seller and Buyer with true accurate and complete copies thereof (including true, accurate and complete copies of all underlying title exception documents referenced therein). Not later than the expiration of the Due Diligence Period, Buyer shall give Seller written notice ("Buyer's Title/Survey Notice") of any title exceptions which are contained in the Title Commitment and/or the Survey which are not Permitted Exceptions. Failure by Buyer to give Buyer's Title/Survey Notice (or to object to any matter referenced in the Title Commitment) to Seller on or

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before said date shall constitute Buyer's final and irrevocable approval of the condition of title (and to any such unobjected to matter) in and to the Real Estate. If Buyer's Title/Survey Notice shall be timely given Seller shall have a period of fifteen (15) days following Seller's receipt of Buyer's Title/Survey Notice, to commence to remove, correct, cure or satisfy (provided Seller does in fact elect to so remove, correct, cure or satisfy) any title exceptions that were identified in Buyer's Title/Survey Notice as not being Permitted Exceptions, it being nevertheless agreed that Seller shall have no obligation to undertake any action or to incur any expense in order to effectuate any such removal, correction, cure or satisfaction (except that notwithstanding the foregoing Seller shall be required to remove or discharge any fee mortgages or deeds of trust, as well as any other liens in an ascertainable dollar amount). In the event that Seller elects not to attempt to remove, correct, cure or satisfy the matters raised in Buyer's Title/Survey Notice, or if having elected to do so, does not within thirty (30) days thereafter, (or such additional time as is reasonably necessary (not to exceed an additional fifteen (15) days without Buyer's written consent) to remove, correct, cure or satisfy the matter(s) so raised using commercially reasonable good faith efforts) effectuate any such removal, correction, cure or satisfaction as aforesaid (hereinafter called "title correction"), Buyer shall have the right at its sole option either
(a) to terminate this Agreement, in which event the Deposit shall be returned to Buyer and neither party shall thereafter have any further liability hereunder, or (b) to accept such title as is disclosed by the Title Commitment and/or Survey without title correction and without Survey correction and without any reduction to the Purchase Price, thereby waiving any rights against Seller with respect thereto. Said election shall be made by Buyer within three (3) days following Buyer's receipt of written notification by Seller that Seller has not effectuated (or has elected not to effectuate) title correction. In the event that Seller (even though under no duty to do so) shall undertake title correction and/or Survey correction as aforesaid, and shall be successful, this Agreement shall continue in full force and effect and Buyer shall close the transaction contemplated hereby in accordance with the terms hereof. In the event that Seller shall only be partially successful in obtaining title and/or Survey correction, Buyer shall have the same alternative rights as Buyer would have in the event Seller had declined to seek title and/or Survey correction (as set forth above). Buyer shall make its election within three (3) days after Buyer's receipt of written notice from Seller to Buyer of the extent to which title and/or the Survey has been corrected.

            6.2 If at the Closing Date there may be any liens or encumbrances which render title unmarketable or otherwise are not permitted title exceptions hereunder, and which Seller is obligated or desires to pay and discharge, Seller may use any portion of the balance of the Purchase Price to satisfy the same, provided Seller shall simultaneously either deliver to Buyer at the Closing instruments in recordable form and sufficient to satisfy such liens and encumbrances of record together with the cost of recording or filing said instruments; or provided that Seller has made arrangements with the title company in advance of Closing, Seller will deposit with said company sufficient monies, acceptable to and required by it to insure obtaining and the recording of such satisfactions and the issuance of title insurance to Buyer either free of any such liens and encumbrances, or with insurance against enforcement of same out of the insured premises. The existence of any such liens and encumbrances shall not be deemed objections to title, if Seller shall comply with the foregoing requirements. Unpaid liens for taxes, water charges, sewer rents and assessments which are the obligation of Seller to satisfy and discharge shall be objections to title, and thus the amount thereof, plus interest and penalties thereon, shall be deducted from the Purchase Price to be paid hereunder and allowed to Buyer, subject to the provisions for apportionment of taxes, water charges and sewer rents contained herein. Unpaid franchise tax of any entity in the chain of title to which such tax is applicable, or estate, income or other taxes which may be liens against the Property as of the Closing Date shall not be an objection to title, provided the title company agrees to insure against the collection of said taxes from the Property and in such event if required by the title company, Seller agrees to deposit at Closing with the title company an amount deemed reasonable by it to secure the payment of such unpaid franchise tax, or other tax.

            6.3 In the event that Seller is unable to convey title in accordance with the terms of this Agreement, or if any representation of Seller herein is untrue in a material respect on the Closing Date and Seller does not correct same (it being understood Seller will be entitled to a reasonable adjournment of Closing for such purpose, not to exceed fifteen (15) days), the sole responsibility of Seller will be to refund (or cause to be refunded by the Escrow Agent) to Buyer any amount paid on account of the Purchase Price; upon the making of such refund, this Agreement shall be deemed canceled, neither party shall have any further claim against the other by reason of this Agreement, except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8.

            6.4 The costs of obtaining the Title Commitment, the policy of title insurance to issue at Closing (in form subject to Buyer's sole discretion, and agreed to prior to the expiration of the Due Diligence Period) with premium up to the amount of the Purchase Price shall be at Seller's cost, but the costs of any excess coverage or endorsements including, but not limited to, Zoning 3.1; Survey; Access, Usury, Location, Tax ID, Contiguity, EPA, Comprehensive and Doing Business, to the extent available or applicable, shall be borne by Buyer (the "Title Policy") and Survey shall be borne by Seller,

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expressly excluding therefrom, however, the costs to release any monetary encumbrance affecting the Property and any title curative endorsements which shall be borne by Seller.

            With respect to the space known as "Retail L" see additional provisions of Section 11.6D(ii) which is subject to Article 11.6.

      7.    DAMAGE, DESTRUCTION OR REQUIRED ALTERATION.

                  7.1 Prior to Closing, in the event of any damage to or destruction of all or part of the Real Estate (notice of which shall be given to Buyer by Seller as soon as practicable following its occurrence), then Seller shall have the right (but not the obligation) to adjourn the Closing Date for up to sixty (60) days in order to repair or replace such damage or destruction, except that if the cost of such repair or replacement exceeds ten percent of the Purchase Price, then in any such case (i) Buyer shall have the right to terminate this Agreement by giving Seller written notice of its intention to do so, such notice by Buyer to Seller to be given not later than three (3) days after Buyer shall have received the notice from Seller of such aforesaid occurrence, (in which event the Deposit shall forthwith be returned to Buyer, whereupon this Agreement shall be null and void and of no further force or effect whatsoever, except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8); or (ii) if Buyer elects not to (or does not have the right to) terminate this Agreement, this Agreement shall continue in full force and effect except that at Closing Buyer shall receive an abatement of the Purchase Price in an amount equal to Seller's reasonable good faith estimate of the amount required to repair and restore all unrepaired damage (and Seller shall retain all rights to collect insurance proceeds for such loss). Buyer may elect to have its architect provide a good faith estimate of the amount required to repair and restore all unrepaired damage. If Seller's estimate disagrees with Buyer's architect's estimate, the parties shall select another architect to make a final determination of the amount required to repair and restore all unrepaired damage and both parties shall be bound by the third architect's determination. The party whose architect differs most from the third architect's determination shall pay the third architect's fee.

                  7.2(a) In the event that any governmental authority having jurisdiction of all or part of the Real Estate has notified Seller before the Closing that some alteration of or addition to the Real Estate is required to be made by law, rule or regulation (notice of which shall be given to Buyer by Seller as soon as practicable after its receipt) or otherwise requires a cure of a violation, then (subject to the provisions of Section 7.2(b)) Seller shall have the right (but not the obligation) to undertake such alteration or addition or cure; provided, however, that if the cost of such alteration or addition or cure shall exceed the sum of one (1%) percent of the Purchase Price, then in such event Seller may either elect to pay the entire cost and cure the same before the Closing or may decline to undertake the same, in which event Buyer shall have the option, exercisable within three (3) days following notice from Seller of the requirement and Seller's refusal to comply therewith, (i) to terminate this Agreement by giving Seller notice thereof (in which event the Deposit shall forthwith be returned to Buyer, whereupon the Agreement shall be null and void and of no further force or effect whatsoever, except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8); or (ii) if such notice of termination is not timely given, to proceed with the Closing, in which event the Purchase Price shall be reduced by Seller's reasonable good faith estimate of the cost to cure, up to the maximum sum of one percent of the Purchase Price. Buyer may elect to have its engineer provide a good faith estimate of the cost to cure. If Seller's estimate disagrees with Buyer's architect's estimate, the parties shall select a another engineer to make a final determination of the cost to cure and both parties shall be bound by the third engineer's determination. The party whose engineer differs most from the third engineer's determination shall pay the third engineer's fee.

                  (b) Notwithstanding the foregoing provisions of Section 7.2(a), Seller may elect but shall have no obligation to cure or pay for, any violation which either (i) is first placed (i.e., notice first given to Seller or first placed of record) after the date of this Agreement, or (ii) is the responsibility of a Shopping Center tenant to cure or discharge pursuant to its Space Lease. In the event Seller elects to cure or pay for such violation(s), Seller shall have a period of fifteen (15) days after receipt of notice of the violation to commence to cure or pay for same, and shall proceed with diligence to cure same, however, if Seller elects to cure a violation, and Seller reasonably believe that the Closing Date (as hereinafter defined) will need to be extended more than thirty (30) days to effectuate the cure, then Seller shall not commence to cure the violation then Buyer may elect to (i) complete the purchase without any adjustment in the Purchase Price or (ii) terminate the Agreement in such event, unless Buyer agrees to the required extension. In the event Seller elects not to cure or pay for such violation, the sole responsibility of Seller will be to refund (or cause to be refunded by the Escrow Agent) to Buyer any amount paid on account of the Purchase Price; upon the making of such refund, this Agreement shall be deemed cancelled, neither party shall have any further claim against the other by reason of this Agreement, except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8.

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      8.    EMINENT DOMAIN. In the event that any eminent domain proceedings shall be commenced prior to the Closing affecting (i) any of the parking area(s) within the Real Estate or any access roadway serving the Real Estate that is not replaced by an access roadway in a comparable location with respect to the Real Estate; or (ii) which is of such a nature as would permit any tenant occupying leased premises to cancel its Space Lease, Buyer shall have the right to terminate this Agreement, by written notice given to Seller within three (3) days after the event, (in which case the Deposit shall forthwith be returned to Buyer, whereupon the Agreement shall be null and void and of no further force or effect whatsoever). In any case wherein Buyer has the right to terminate this Agreement pursuant to this Section 8 and Buyer elects not to terminate, or in any case wherein Buyer does not have the right to terminate, Buyer and Seller shall consummate Closing on the Closing Date, without any reduction to or abatement of the Purchase Price, and all theretofore unpaid condemnation awards shall belong to Buyer.

      9. NO ASSIGNMENT. Buyer shall not have the right to assign this Agreement or its rights under this Agreement without obtaining in each instance Seller's prior written consent. Notwithstanding the foregoing, Buyer shall have the right, without Seller's consent, to assign its entire right, title and interest in and to this Agreement, expressly including the Deposit, to any entity controlling, controlled by, or under common control with Buyer or Inland Real Estate Trust, Inc., a Maryland corporation, (an "Affiliate"); provided that, not less than three (3) business days prior to Closing, Seller receives an executed assignment and assumption agreement, in a commercially reasonable form. which expressly assigns the Deposit and in which such assignee expressly assumes performance of this Agreement for the benefit of Seller. No such assignment or designation shall relieve or release Buyer from any obligations under this Agreement (whether arising pre- or post-closing), and Buyer shall remain jointly and severally liable for all of same together with such assignee.

      10. COVENANTS AND REPRESENTATIONS. As of the date hereof, and to the best of Seller's knowledge, Seller covenants, warrants and represents to Buyer the following:

            10.1 Seller has obtained any consents from partners and/or shareholders required to permit the transactions contemplated by this Agreement including the sale of the Property to Buyer.

            10.2 There is no pending or threatened litigation affecting the Property brought by or against Seller that would materially adversely affect Buyer except as set forth in EXHIBIT 7 attached hereto and made a part hereof. If Seller is served with process or receives notice that litigation relating to the Property has been commenced against it, Seller shall promptly notify Buyer. The provisions of this Section shall not apply to any litigation relating to the property involving personal injury or property damage(s) covered by insurance.

            10.3 The Space Leases described in EXHIBIT 2 comprise all the Space Leases presently existing, and same have not been materially amended or modified except (if at all) as may be set forth in Exhibit 2. Seller has neither given nor received any outstanding, uncured notice of default to or from any Space Lease tenant. Following a date which is five (5) business days prior to the expiration of the Due Diligence Period (the "Cut Off Date"), and prior to Closing, Seller will not, without the prior written consent of Buyer (which Buyer agrees not to reasonably withhold or delay), cancel (except for default by a tenant) or materially amend any Space Lease, or enter into any new Space Lease or any Service Contract affecting the Property not cancelable on 30 days notice. On or prior to the Cut Off Date, Seller may take any of the foregoing actions without Buyer's consent, provided it delivers a copy of any new documentation evidencing same to Buyer not later than three (3) business days prior to the expiration of the Due Diligence Period.

            10.4 Except as otherwise expressly provided herein, there are no contracts or agreements affecting the Property other than the Service Contracts, Space Leases, Ground Leases and Permitted Exceptions; and there are no on-site employees or hired persons in connection with the management, operation or maintenance of the Property; and Buyer shall have no obligation, liability or responsibility with respect to charges, salaries, vacation pay, fringe benefits or like items subsequent to Closing, nor with any management or employment agreements with respect to the Property.

            10.5 The signatories to this Agreement on behalf of Seller have the power and authority to enter into this Agreement and to bind Seller to the provisions hereof.

            10.6 As of the date hereof: (i) to Norm Brody's knowledge Seller is not aware of and has receive no building code violation notices with respect to the Property (other than notices of violations which have been removed or corrected); and (ii) to Norm Brody's knowledge Seller is not aware of and has received no notices of any action or governmental proceeding in connection with eminent domain, or for a zoning change, which would affect the Property; and
(iii) to Norm Brody's

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knowledge Seller is not aware of any structural problems in the improvements constructed upon the Property and the exterior structures are in good condition and repair.

            10.7 The Ground Leases described on Exhibit 15 are in full force and effect and have not been amended or modified except (if at all) as may be set forth in Exhibit 15. Seller has neither given nor received any outstanding, uncured notice of default to or from any ground lessor under the Ground Leases.

      11.   THE CLOSING.

            11.1 The Closing shall be held at the Title Company's offices (at the address set forth above) at 9:00 A.M. on the Closing Date. The Closing Date shall be ten (10) business days after the expiration of the Due Diligence Period.

            11.2 At Closing, Buyer shall pay the Purchase Price as adjusted in accordance with the provisions of this Agreement; and Buyer shall execute and deliver such other instruments as Seller may reasonably request in connection with or to consummate the transactions contemplated by this Agreement.

            11.3  (A)   At Closing, Seller shall deliver to Buyer the following:

            (a)   Intentionally Deleted.

            (b)   A F.I.R.P.T.A. affidavit.

            (c) It shall be a condition precedent to Buyer's obligation to remit the remainder of the Purchase Price to the Title Company on the Closing Date and effectuate the transaction contemplated herein that on or before the third (3rd) business day prior to the Closing Date, Buyer shall have received an estoppel certificate from each tenant under a Space Lease who occupies more than eight thousand (8,000) square feet (hereinafter "Anchor Tenant"), as well as from seventy (70%) percent of the tenants occupying less than eight thousand (8,000) square feet (each such tenant hereinafter referred to as a "Non-Anchor Tenant") (collectively such Non-Anchor Tenants hereinafter referred to as the "Minimum Threshold"), each such estoppel to be dated not more than 30 days prior to the Closing Date, in either the form required by its Space Lease, or otherwise in the form attached hereto as Exhibit 10, and made a part hereof, as well as Seller's estoppel in the form of Exhibit 10 for any tenant (other than an Anchor Tenant and so long as the Minimum Threshold is met) not delivering an estoppel as required to achieve one hundred percent (100%) estoppel delivery for the Property. If Seller is unable to obtain any such required estoppel from a tenant prior to Closing, Seller shall deliver its own estoppel in the form attached as Exhibit 10 (provided, however, Buyer shall not be obligated to accept Seller's estoppel for any Anchor Tenant nor for more than thirty (30%) percent of the Non-Anchor Tenants at the Property), which shall survive Closing (but if post-Closing Seller delivers any such tenant estoppel, Seller shall be relieved from responsibility under any Seller estoppel it delivered regarding all matters confirmed by such tenant estoppel). If Seller fails to deliver any such required estoppel, Seller shall have no liability by reason thereof provided, however that Seller shall not be required to deliver its own estoppel containing an assertion that Seller in good faith believes to be untrue, and Buyer's sole right shall be to terminate this Agreement and to obtain a refund of the Deposit as set forth in Section 14.3. If any estoppel certificate is dated earlier than forty (40) days prior to the Closing Date, in lieu of requiring Seller to obtain a new estoppel from the subject tenant(s), which shall be required of Seller if any estoppel certificate is dated earlier than sixty (60) days prior to the Closing Date, Buyer agrees that Seller may deliver, at Closing, its representation that to the best of Seller's knowledge, the facts in said estoppel remain true in all material respects as of the Closing Date.

            (d) It shall be a condition precedent to Buyer's obligation to remit the Purchase Price to the Title Company, on the Closing Date and effectuate the transaction contemplated herein that on or before the Closing Date, Buyer shall have received an estoppel certificate from the respective ground lessor's under the Ground Lease A and Ground Lease B. Seller will request that the estoppel be in the form attached here as EXHIBIT 16, however Seller shall only be required to deliver an estoppel in the form and content as provided for in each of the respective Ground Leases.

            (e) It shall be a condition precedent to Buyer's obligation to remit the remainder of the Purchase Price to the Title Company on the Closing Date and effectuate the transaction contemplated herein that on or before the third (3rd) business day prior to the Closing Date, Buyer shall have received an assignment of all warranties and guaranties, if available, for materials and workmanship benefiting the Property, including an acknowledgment by the material and/or service provider of the acceptance of the assignment where required by the terms of the warranty and/or guaranty, with all fees and costs of such assignment (and inspection, if required) (not to exceed One Thousand Dollars ($1,000.00)) being paid at

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the sole cost and expense of Seller; any such costs or fees in excess of One
Thousand Dollars ($1,000.00) being shared equally between the parties hereto.

                  (B) At Closing, Seller and Buyer shall each execute and deliver to the other the following:

            (a) An Assignment and Assumption Agreement for the Space Leases in the form of EXHIBIT 4 attached hereto.

            (b) An Assignment and Assumption Agreement for the Service Contracts, in the form of EXHIBIT 5 attached hereto.

            (c) Notices to tenants, in the form attached hereto as Exhibit 14, and made a part hereof, notifying them of the sale and (if applicable) the transfer of their security deposit to Buyer.

            (d) To the extent at closing there occurs a vacancy in a space currently leased under a Space Lease then Seller shall master lease same pursuant to the terms hereof (the "New Vacant Space") a Master Lease for a term expiring on the earlier of (i) twelve (12) months or (ii) such date as Seller leases the New Vacant Space However subject to the terms of the immediately following sentence, notwithstanding the rent rate per square foot set forth in the Rent Roll for the New Vacant Space in the event Seller leases a portion of said vacant space at a per square foot rate that is greater than provided for on the Rent Roll, then it shall have the right to lease other New Vacant Space at a lesser rate per square foot than as shown on the Rent Roll up to the excess rent so achieved. Lease-up of the Property shall in no event yield an average Fixed Rent and Reimbursements amount that is less than the sum of Fixed Rent and Reimbursements per the Rent Roll. The Master Lease shall be in the form of Exhibit 8 attached hereto and shall incorporate that portion of the Property vacant space for which a bona fide Space Lease(s) had been executed but have become vacant between the date hereof and the date of Closing with the "Tenant Conditions" (as hereinafter defined) having been satisfied. For the purposes hereof, the Tenant Conditions for any Property vacant space gross leasable area are hereby defined as (i) a signed lease, and (ii) with Tenant either paying full rent and reimbursements or the all conditions precedent to Rent Commencement Date (as defined in such tenant lease) shall have occurred or been satisfied and (iii) with all the leasing commissions and tenant improvement allowances either paid for by Seller or credited to Buyer and (iv) with a certificate of occupancy or its equivalent occupancy permit issued by the local governmental authorities, for such tenant's respective demised premises (v) Tenant shall have open and operated for its permitted use for at lease one day (iv) and Seller obtains an estoppel from Tenant that the delivery conditions (i.e. Landlord Work) has been completed or Seller shall give a Seller estoppel to that effect. If a bona fide Space Lease for the New Vacant Space or any portion thereof with the Tenant Conditions satisfied is executed prior to the Closing Date, the parties shall either not enter into a Seller Lease or the applicable provisions thereof (including but not limited to the annual base rent) shall be adjusted accordingly to reflect that portion of the New Vacant Space that is leased and thus released and not covered by the Master Lease. It is the intent of the parties that the Master Lease shall be for the New Vacant Space, if any, only and not for the Property vacant space. For the purposes hereof, the "Excluded Space" is hereby defined as Retail K and Retail L. However, if Seller leases all or a portion of Retail K, it may substitute same for other New Vacant Space to satisfy its objections hereunder. Seller acknowledges and agrees that it shall be responsible for placing all vacant space except Retail L (Retail L is subject to Section 11.6) in Vanilla Box condition however, it may be satisfied by second generation space in "as is" condition such that a tenant has already occupied same, and needn't be in "new" condition.

            (e) An Assignment and Assumption of Ground Lease A and Ground Lease B in the form of Exhibit 17.

            (f) An Assignment and Assumption of obligations under the Tallahassee Land Agreement.

            11.4 Each party shall pay its own legal fees and travel and lodging expenses in connection with this transaction. Seller shall pay for all transfer taxes and the parties shall each pay 1/2 of the documentary stamps or recording charges for transfer of title to the Real Estate and the "New York Style" closing escrow fees charged by the Title Company.

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            11.5  Buyer also agrees to cooperate with Seller to permit the conveyance of the Property to be consummated as a part of a transaction intended by Seller to qualify as a tax-free exchange under Section 1031 of the Internal Revenue Code and in conjunction therewith to execute such documents as Seller may reasonably request (such cooperation may include, without limitation, accepting a conveyance from a party other than Seller and paying the Purchase Price to a party other than Seller). In no event, however, shall (a) Buyer bear any expense associated with the exchange transaction, (b) Buyer be obligated to take title to Seller's exchange property, (c) the consummation of such tax-free exchange materially delay the conveyance to Buyer of the Property, (d) Buyer have any liability to Seller or any other party for the qualification of the exchange transaction for tax-free exchange treatment under Section 1031 of the Internal Revenue Code or under any other provision and (e) the consummation of such tax free exchange relieve Seller of any of its obligations hereunder.

            11.6 A. CONTINGENT PURCHASE PRICE. Seller and Buyer agree that the true value of the Property is contingent on the lease value of the Real Estate. As such, a portion of the purchase price for the Property that is in addition to the Purchase Price (the "CONTINGENT AMOUNT"), calculated in the manner described below in this Section 11.6, is contingent upon leasing all or a portion of the Real Estate described on Exhibit 9B noted as "Retail L" and "Retail __ " (7,392 sq. ft) (collectively the "UNLEASED PARCEL") to a third party tenant or tenants on behalf of Buyer. From the Effective Date through and including the date that is the twenty-four (24) month anniversary of the Closing Date (the "LEASING PERIOD"), subject to the terms and conditions set forth in this Section 11.6, Seller shall have the right to lease the Unleased Parcel to a third party tenant(s). During the Leasing Period, (i) Buyer shall not lease the Unleased Parcel other than in accordance with this Section 11.6 without Seller's consent (except as set forth in the last sentence of this Section 11.6(A)); (ii) Buyer shall cause all referrals with respect to the leasing of the Unleased Parcel to be directed to Seller; and (iii) Buyer shall reasonably cooperate with Seller in Seller's efforts to lease the Unleased Parcel in accordance with this Section
11.6. Notwithstanding anything to the contrary in this Section 11.6(A), Buyer may, on its own behalf, procure a tenant and enter into a lease for the Unleased Parcel, provided that (1) Seller shall have consented thereto, such consent not to be unreasonably withheld, conditioned or delayed in light of the leasing criteria contain in this Section 11.6, and (2) Buyer shall pay to Seller the Contingent Amount as if such lease had been procured by Seller.

            B. During the Leasing Period, Seller (itself or through agents or brokers of its choosing) shall use commercially reasonable efforts, at its sole cost and expense, to identify potential tenants and negotiate the terms of a lease for the Unleased Parcel. If, during the Leasing Period, Seller, on behalf of Buyer, shall (i) receive a bona fide offer from a potential tenant (a "Potential Tenant") to lease all or a portion of the Unleased Parcel for a term of not less than five (5) years, and (ii) deliver a written notice (an "Approval Request") to Buyer requesting that Buyer approve the terms of such offer, accompanied by a term sheet outlining the economic and other material terms of the offer on terms (the "Leasing Terms") consistent with leasing parameters set forth on Exhibit B to the Master Lease (the "Leasing Parameters") other than Fixed Rent (which shall be at Seller's discretion) and with respect to Retail L, (to such extent that same is ground leased if it is self-parked and maintained then it shall not be required to make CAM reimbursement and if separately assessed and pays taxes directly then it shall not be required to make tax reimbursements as such shall qualify as the equivalent of reimbursements. Buyer shall respond, within the time frames and terms of the Leasing Parameters, to Seller either approving the leasing of the Unleased Parcel or portion thereof, as the case may be to such Potential Tenant on such Leasing Terms, or disapproving the same and specifying the reasons for such disapproval in reasonable detail. Unless and until Buyer shall have entered into a Final Lease (as defined in and pursuant to Section 11.6(c)), Seller may submit multiple alternative Approval Requests to Buyer in accordance with this Section 11.6(b). In the event Buyer shall fail to approve or execute a lease in accordance with the Leasing Parameters ("Deemed Lease"), same shall be deemed approved and Seller's conditions satisfied upon the economic terms and conditions of such Deemed Lease, and Buyer shall pay the Contingent Amount in accordance with
Section 11.6(E), when such Deemed Lease would have commenced.

            C. In the event that (i) Buyer shall have (or shall have been deemed to have), pursuant to Section 11.6(B), approved Tenant, and (ii) Seller shall have thereafter promptly in good faith, negotiated (which negotiation shall be at Seller's sole cost and expense) a lease (the "Final Lease") that the Potential Tenant is willing to enter into, substantially on the Leasing Terms (or such deviations to which Buyer has consented, such consent not to be unreasonably withheld, conditioned or delayed) and such other terms that are acceptable to Buyer in its reasonable discretion, then Buyer (subject to the last two sentences of this paragraph) shall enter into the Final Lease with the Potential Tenant (or Seller (subject to the last two sentences of this paragraph) shall do so if Closing shall not have yet occurred). Seller shall keep Buyer apprised of the status of the aforementioned negotiations, and Buyer may, at its own expense, reasonably participate in such negotiations. Buyer shall have an approval right with respect to the Final Lease, such approval not be unreasonably withheld or conditioned. Such approval

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shall be deemed granted if Buyer shall fail, within ten (10) days after Seller's request therefor, to deliver a notice to Seller indicating Buyer's disapproval and specifying in reasonable detail the reasons therefor.

            D.    (i)   In the event that Buyer shall have entered into a Final
Lease, Seller shall, upon receipt of notice of such entry, take all steps necessary, on behalf of Buyer as landlord under the Final Lease, to cause the Unleased Parcel or portion thereof to be prepared for, and to otherwise satisfy the preconditions to, the Potential Tenant's occupancy pursuant to the terms of the Final Lease, including but not limited to any construction required to be performed by the landlord under the Final Lease. Seller shall be responsible for all of the "soft costs" in connection with the immediately preceding sentence, including without limitation, legal fees, architectural and engineering fees, permitting fees, and government approval costs; and Seller shall be responsible for all of the "hard costs" in connection with the immediately preceding sentence, including without limitation, construction costs and tenant improvement allowances, as well as any brokerage commissions.

                  (ii) In the event Buyer enters a Final Lease for Retail L in addition to the provision of (i) above, Seller shall pay the costs to update the title (premium up to the Contingent Amount but not endorsements other than to effectuate amendment). and survey to reflect the new building ("as built").

            E. Buyer shall pay the Contingent Amount to Seller, in immediately available federal funds, within five (5) days after the term of the Final Lease shall have commenced and the Tenant conditions are satisfied or in the case of a ground lease that Tenant Conditions items numbered (i) - (iii) are satisfied. Seller shall either deliver a tenant estoppel or Seller estoppel that Landlord Work to ready the space for tenant's occupancy is completed. The Contingent Amount shall be calculated by taking the difference of: (a)(i) the base minimum rent to be paid by the Proposed Tenant during the first year of the term of the Final Lease (ii) divided by .095825. Notwithstanding the foregoing it is the understanding of the Parties that Fixed Rent used in this calculation shall not include, repayment of Tenant Allowance or other reimbursements or tenant inducements such that is not reflective of true market Fixed Rent for the space. Buyer and Seller shall execute, deliver and cause to be filed any forms required in connection with the Contingent Amount with respect to transfer taxes, land gain taxes and tax withholding.

            F. In the event that the Leasing Period shall have expired without Seller having submitted to Buyer an Approval Request that Buyer shall have (or shall have been deemed to have) approved (or Seller after such approval shall fail to negotiate a Final Lease), then Buyer shall be free to lease or otherwise deal with the Unleased Parcel in the manner it desires, free of the provisions of this Section 11.6, including without limitation, the obligation to pay the Contingent Amount; provided, however, Buyer shall pay Seller the Contingent Amount if, within one hundred twenty (120) days after the expiration of the Leasing Period, Buyer shall have procured a lease of all or a portion of the Unleased Parcel, or negotiations commence and thereafter continue to such a lease, to any person or entity with whom Seller shall have negotiated the leasing of the Unleased Parcel, during the Leasing Period, provided that such person or entity is on a list delivered by Seller to Buyer prior to the expiration of the Leasing Period.

            G. The provisions of this Section 11.6 shall survive the Closing, and shall be binding upon Buyer's successors and assigns. In the event that Buyer shall sell or otherwise transfer the Unleased Parcel (whether on its own, as part of a larger parcel or the entire Real Estate prior to the expiration of Buyer's obligations under this Section 11.6, then Buyer shall cause transferee (including without imitation, a foreclosing lender or transferee or designee thereof) to execute and deliver a document, in form reasonably satisfactory to Seller, pursuant to which transferee shall assume Buyer's obligations under this
Section 11.6. In the event that Buyer shall fail to perform any of its obligations under the immediately preceding sentence, Buyer shall remain liable for all of Seller's damages suffered as a result thereof, including, without limitation, any failure by the transferee either to pay Seller the Contingent Amount in the event the Unleased Parcel shall be leased or to permit Seller to procure a lease of the Unleased Parcel.

            Inland Western Retail Real Estate Trust Incorporated ("Inland Guarantor") Inland Guarantor hereby guarantees to Seller all of Buyer's obligations under this Section 11.6, and indemnifies Seller from and against any costs (including without limitation, reasonable attorneys fees and expenses) incurred in enforcing its rights under this Section 11.6, including full payment of the Contingent Amount, whether against Buyer, Inland Guarantor, or a transferee of the Unleased Parcel, and no transfer by Buyer of the Unleased Parcel shall release Inland Guarantor from such guaranty.

            I.    Intentionally Deleted.

            J. Kimco Developers Inc. ("Kimco Guarantor"), hereby agrees to guarantee the performance obligations of Seller's under paragraph D hereof.

      12.   BROKERS.

            Each party represents and warrants to the other that it dealt with no broker other than Kimco Exchange Corporation (the "Broker") in connection with this transaction. Seller shall pay Broker pursuant to a separate agreement. Each party agrees to defend, indemnify and hold the other harmless from and against any and all loss, liability and expense, including reasonable attorney's fees, that the indemnitee may incur arising by reason of the above representation by the indemnitor being false. The provisions of this Section 12 shall survive Closing.

      13. NOTICES. All notices, demands, requests, consents, approvals or other communications (for the purpose of this Section collectively called "Notices") required or permitted to be given hereunder or which are given with respect to this Agreement shall be valid only if in writing and sent by registered or certified United States mail, return receipt requested, postage prepaid, or delivered by Federal Express or UPS courier service, addressed as follows:

            To Seller:        8383 Wilshire Boulevard
                              Suite 950
                              Beverly Hills, CA 90211
                              Attn: Jerald Friedman
                              Phone: (323) 866-3519
                              Fax: (323) 866-3511

                              with a copy to:

                              3333 New Hyde Park Road
                              Suite 100
                              New Hyde Park, New York 11042
                              Attn: Barbara E. Briamonte, Esq.
                              Phone: (516) 869-7157
                              Fax: (516) 869-7201

            and a copy to:    1111 Burlington Avenue
                              Suite 113
                              Lisle, IL 60532
                              Phone: (630) 437-6610
                              Fax: (630) 322-9204
                              Attention: Norm Brody

      To Buyer:               Inland Real Estate Acquisitions, Inc.
                              2901 Butterfield Road Oakbrook, IL 60523
                              Phone: (630) 218-4948
                              Fax: (630) 218-4935
                              Attention: G. Joseph Cosenza

            and a copy to:    Jason Lazarus             Fax: (678) 996-2140

                              with a copy to:

                              The Inland Group, Inc.
                              2901 Butterfield Road
                              Oak Brook, IL 60523
                              Attn: Robert Baum, General Counsel
                              Facsimile Nos: (630) 218-4900
                              Copy via facsimile:
x                             Charles R. Benvenuto (630) 571-2360

            To Escrow Agent:  CHICAGO TITLE & TRUST COMPANY
                              171 North Clark Street
                              Chicago, Illinois 60601
                              Attn: Nancy Castro, Escrow Agent
                              Phone: (312) 223-2709
                              Fax: (312) 223-2108
or such other address as such party shall hereafter have specified by Notice given by the same means. Any Notice shall be deemed given when delivered to the carrier delivering same, delivery charges prepaid, and properly sealed and addressed. Any Notice may also be given by telecopier to the following numbers:
Seller (516) 869-7201, Buyer (843) 852-3675, (630) 218-4935, (678) 996-2140 and
(630) 218-4900, and Escrow Agent (312) 223-2108, Attn: Nancy Castro, provided that a "hard copy" of such notice is sent within one (1) business day after such telecopier transmission in the manner above set forth; and in the case of notice by telecopier (with confirmation sent as aforesaid), notice shall be deemed given upon electronic confirmation of receipt.

      14.   DEFAULTS.

            14.1 If Closing does not take place because of Buyer's default the Deposit shall be retained by Seller as agreed upon liquidated damages as Seller's sole remedy for such default, and thereupon this Agreement shall be null and void and of no further force or effect whatsoever (except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8). The parties hereto expressly agree that Seller's actual damages in the event of a default by Buyer would be extremely difficult or impractical to ascertain and that the amount of the Deposit represents the parties' reasonable estimate of such damages.

            14.2 If Closing does not occur due to Seller's willful default and refusal to close despite Buyer's willingness to do so (such willingness includes waiver by Buyer of any uncured title objection properly made by Buyer under
Section 6.1 or material breach of representation or warranty by Seller) (such willful default and refusal being hereinafter referred to as a "Seller Default"), then Buyer, as its sole and exclusive right and remedy as a result of such Seller Default, may elect to either (i) cancel this Agreement, in which event the Deposit shall be returned to Buyer, Seller shall be liable for any title and survey costs, as well as environmental site assessment, appraisal and legal fees theretofore incurred by Buyer (however Seller shall not be obligated to reimburse Buyer more than Twenty-Five Thousand Dollars ($25,000.00) in the aggregate for such environmental site assessment, appraisal and legal fees), and thereupon no party shall have any further right or obligation hereunder (except that Buyer shall remain liable on its obligations under Sections 4.2 and 15.8), or (ii) Buyer may enforce specific performance of this Agreement without any reduction or abatement of the Purchase Price, together with the right of Buyer to collect its reasonable attorney's fees and costs of suit, subject to the limitation on Landlord's reimbursement of same described above.

            14.3 Subject to the provisions of Article 14.1 and 14.2 above, if Closing should not occur for any reason whatsoever other than a default by Buyer or a Seller Default (including without limitation by reason of a material breach of representation or warranty of Seller or an uncured title objection properly made by Buyer under Section 6.1, or a failure to deliver any tenant estoppel required hereunder) which Buyer is not willing to waive, then in such event this Agreement shall be and be deemed cancelled, the Deposit shall be returned to Buyer, and thereupon Buyer shall have no other right, by way of damages or otherwise, against Seller notwithstanding the existence of any failure or breach of representation, warranty, covenant, title, provision of estoppel or other Closing condition (provided that Buyer will remain liable on its obligations under Sections 4.2 and 15.8).

      15.   MISCELLANEOUS.

            15.1  The representations, warranties and covenants contained in
Article 10 of this Agreement shall survive delivery of the deed for a period of twelve (12) months. Other than the survival of such representations, warranties and covenants, the acceptance of the deed by Buyer shall be conclusive evidence of the performance by Seller of all of the provisions of this Agreement to be performed by Seller.

            15.2 This Agreement (including the Exhibits attached hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous understandings, if any, with respect thereto.

            15.3 This Agreement may not be canceled, modified, changed or supplemented, nor may any obligation hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing.

            15.4 The parties do not intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto and their respective successors or assigns.

            15.5 "TIME IS OF THE ESSENCE" with respect to all provisions of this Agreement, with the sole exception that each of Buyer and Seller shall be entitled to a single adjournment (not to exceed two (2) business days in any event) of the Closing Date.

            15.6 This Agreement shall extend to and be binding upon the legal representatives, heirs, executors, administrators and, subject to the provisions of this Agreement, the permitted assigns of the parties hereto.

            15.7  Intentionally Deleted.

            15.8 Buyer represents and warrants that it will keep all information and/or reports and/or documents obtained from Seller or its agents (including without limitation the rent and other terms of the Space Leases), or related to or connected with the Property (including without limitation the existence of this Agreement and the Purchase Price) strictly confidential and will not disclose any such information to any person or entity (except for Buyer's attorneys, consultants and advisors and except as required by law; provided that any such parties similarly agree to treat such material confidentially), without the prior written consent of Seller. In amplification and not in limitation of the foregoing, Buyer may not make any public disclosure of the existence or terms of this Agreement prior to Closing.

            15.9 This Agreement shall be governed by, interpreted under, and construed and enforced in accordance with, the laws of the State wherein the Property is located. This Agreement shall be construed in accordance with its plain meaning and without reference to any maxim or rule of interpretation providing that a writing should be construed against the party responsible for the drafting thereof.

            15.10 This Agreement shall not be recorded or filed in the public records of any jurisdiction by either party and any attempt to do so may be treated by the other party as a breach of this Agreement.

            15.11 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original.

      16.   Conditions Precedent to Buyer's Obligation.

            In addition to the conditions precedent described in Article 11.3(A)
            (c), (d) & (e), Buyer's obligation to remit the remainder of the Purchase Price to the Title Company on the Closing Date and effectuate the transaction contemplated hereunder is subject to and contingent upon the following:

              (a) The Title Company's issuing or committing to issue the Title Policy insuring that fee simple title to the Property is vested in Buyer as required in Article 6 hereof;

              (b) The completeness, truth and accuracy in all material respects and to the best of Norm Brody's knowledge of the Rent Roll, and any certifications, schedules, covenants and statements prepared and executed by Seller as part of the Pre-Closing Deliveries, the completeness in all material respects and to the best of Seller's knowledge of the Space Leases delivered by Seller as part of the Pre-Closing Deliveries, the completeness, truth and accuracy in all material respects and to the best of Seller's knowledge as of Closing, of the representations and warranties of Seller contained in Section 10 hereof, and the performance by Seller, to the extent possible by the date of Closing, of the covenants contained in Section 10 hereof. It shall be a condition to Buyer's obligation to close with respect to the Property that, at the Closing, Seller shall deliver to Buyer a Certificate that shall confirm, to the best of Seller's knowledge, the truth and accuracy in all material respects, as of Closing, of Seller's representations contained in this Agreement, and the representations contained in such certificate, as well as any continuing obligations of Seller hereunder, shall survive the Closing for a period of twelve
                    (12) months; and

              (c) That as of the date of closing: (i) neither Seller, as landlord under the Space Leases, nor any tenant thereunder, shall be in material default under the terms of any Space Lease and (ii) and eighty-five percent (85%) of the Property (excluding therefrom the gross leaseable area Retail K, Retail L, as set forth on Exhibits 9A and 9B) gross leaseable area being leased to tenants with the Tenant Conditions satisfied.

                       [SEE SIGNATURE BLOCKS ON NEXT PAGE]

      IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the day and year first above written.

                              BUYER:
                              INLAND REAL ESTATE ACQUISITIONS, INC.

WITNESSESS:
[ILLEGIBLE]                   By: /s/ Jason A. Lazarus
------------------               ----------------------------------------
                                 Name: Jason A. Lazarus
                                 Title: Authorized Agent
[ILLEGIBLE]                      Date of Execution: May 6, 2004
------------------

                              SELLER:
                              KIMCO GOVERNORS MARKETPLACE, LTD.

                              BY:  KIMCO GOVERNORS MARKETPLACE
                                   317, INC.
                                   ITS GENERAL PARTNER

WITNESSESS:
[ILLEGIBLE]                   By: /s/ Jerald Friedman
------------------               ----------------------------------------
                                 Name: JERALD FRIEDMAN
                                 Title: PRESIDENT
[ILLEGIBLE]                      Date of Execution: May 6, 2004
------------------

                              Escrow Agent signs to confirm its agreement with the provisions of Section 3(A)(ii) hereof:

WITNESSES:                    ESCROW AGENT:
CHICAGO TITLE & TRUST COMPANY

                              By:
------------------               ----------------------------------------
                                 Name: Nancy Castro
                                 Title:
------------------               Date of Execution:______________

                              Inland Guarantor signs to confirm its agreement with the provisions of Section 11.6 hereof to the payment of the Contingent Amount in accordance with Section 11.6(G).

WITNESSES:                    INLAND GUARANTOR:
                              INLAND WESTERN RETAIL REAL
                              ESTATE TRUST INCORPORATED
                              A MARYLAND TRUST

[ILLEGIBLE]                  By: /s/ [ILLEGIBLE]
------------------               ----------------------------------------
                                 Name: [ILLEGIBLE]
                                 Title: Authorized Agent
[ILLEGIBLE]                      Date of Execution: May 6, 2004
------------------

                              Kimco Guarantor signs to confirm its
                              agreement with the provisions of
                              Section 11.6 hereof to the payment of
                              the Contingent Amount in accordance
                              with Section 11.6(J).

WITNESSES:                    KIMCO GUARANTOR:

                              KIMCO DEVELOPERS, INC.


[ILLEGIBLE]                  By: /s/ JERALD FRIEDMAN
------------------               ----------------------------------------
                                 Name: JERALD FRIEDMAN
                                 Title: PRESIDENT
[ILLEGIBLE]                      Date of Execution: May 6, 2004
------------------

                              SCHEDULE OF EXHIBITS

1.       Real Estate

2.       Space Leases

3.       Service Contracts

4.       Assignment and Assumption Agreement - Space Leases

5.       Assignment and Assumption Agreement - Service Contracts

6.       Permitted Exceptions

7.       Schedule of Litigation

8.       Form of Master Lease

9A.      Site Plan of Vacant Space

9B.      Site Plan of the Unleased Parcel

10.      Form of Tenant and Guarantor Estoppel

11.      Form of REA estoppel

12.      Due Diligence Checklist

13.      Surveyor's Certification

14.      Tenant Notice Letter

15.      Ground Leases

16.      Form of Ground Lease Estoppel

17.      Assignment and Assumption of Ground Lease

18.      Audit Letter

                                    EXHIBIT 1

                                   REAL ESTATE

                        Attached as Exhibits 15A and 15B

                                    EXHIBIT 2

                                  SPACE LEASES

GOVERNORS MARKETPLACE                                       TALLAHASSEE, FLORIDA

                                                                         1st Amendment
                                                                           Date (If
             Tenant                  Business Name      Date of Lease     Applicable)   Other Documents (If Applicable)*
--------------------------------------------------------------------------------------------------------------------------------
ALLTEL Communications, Inc.     ALLTEL                    10/15/03

CarCar LLC                      Atlanta Bread             03/14/01                      Guaranties executed 03/14/01;
                                                                                        Assignment & Assumption of Lease dated
                                                                                        11/01/03; Letter Agreement dated
                                                                                        04/16/02; Letter Agreement dated 10/23/01

Bed Bath & Beyond               Bed Bath & Beyond         07/28/00                      Memorandum of Lease dated 07/28/00;
                                                                                        Settlement Agreement dated 10/07/02;
                                                                                        Commencement Date Agreement dated
                                                                                        10/28/01; Exhibit J Delivery Date
                                                                                        Certification dated 05/18/01; Letter
                                                                                        Agreement re: approval Cargo Kids dated
                                                                                        09/12/03; Letter Agreement re: approval
                                                                                        Bombay/Bombay Kids dated 09/12/03

The Bombay Company, Inc.        Bombay                    05/24/03                      Letter Agreement dated 01/05/04

Boston Market Corp.             Boston Market             12/01/02                      Memorandum of Lease and
                                                                                        Restrictions dated 03/18/03; Term
                                                                                        Commencement Agreement dated 03/18/03;

New Cargo Furniture, Inc.       Cargo Kids                03/04/04                      Memorandum of Lease dated 03/04/04;
                                                                                        Guaranty dated 03/04/04

Bell South Mobility, LLC        Cingular Wireless         not dated

L. Clifton Clark                Clark's Maytag            09/07/01

David's Bridal, Inc.            David's Bridal            04/01/02                      Letter Agreement dated 11/22/02;
                                                                                        Commencement Term Agreement dated 06/02/03

Brown Retail Group              Famous Footwear           06/08/00                      Lease Commencement Agreement dated 10/04/01

Life Uniform Company of Florida Life Uniforms             11/21/01                      Guaranty dated 11/21/01

Lifeway Christian Resources     Lifeway Christian Stores  not dated                     Letter Agreement dated 04/30/01
of the Southern Baptist
Convention

Marmaxx Operating Corp.         Marshalls                 06/23/00                      Memorandum of Lease dated 06/23/00;
                                                                                        Commencement Date Agreement dated 05/30/01;
                                                                                        Letter Agreement dated 11/07/02; SNDA
                                                                                        dated 05/17/01

Michaels Stores, Inc.           Michaels                  08/14/00                      Memorandum of Lease dated 08/14/00;
                                                                                        Letter Agreement dated 09/12/01;
                                                                                        Notice of Lease executed 10/02/01
                                                                                        and 11/08/01; SNDA dated 03/15/01

Nextel WIP Lease Corp.          Nextel                    05/02/03                      Letter Agreement dated 10/23/03;
                                                                                        Letter Agreement dated 11/10/03

Old Navy (Florida), LLC         Old Navy                  06/29/01          09/28/01    Memorandum of Lease dated 06/29/01;
                                                                                        Guaranty dated 06/29/01; SNDA dated
                                                                                        06/29/01

Petco Animal Supplies, Inc.     Petco                     08/21/02                      Recognition, Non-Disturbance and Attornment
                                                                                        Agreement dated 09/13/02; Commencement
                                                                                        Date Agreement dated 05/29/03

ZT Enterprises, LLC             Q'doba                    06/03/03                      Guaranty dated 06/03/03

Sprint-Florida, Inc.            Sprint PCS                09/10/02

The Sports Authority, Inc.      The Sports Authority      11/21/02                      Commencement Date Agreement executed by
                                                                                        Tenant; Recognition, Non-Disturbance and
                                                                                        Attornment Agreement dated 12/08/02;
                                                                                        Memorandum of Lease executed 11/18/02
                                                                                        and 11/21/02

Guy Moore                       The Student Body          02/01/01

Ujamaa, Inc.                    Ujamaa                    11/20/03                      Guaranty dated 11/20/03

LEASES IN NEGOTIATION
Nic's Toggery, Inc.             Nic's Toggery              draft                        Guaranty

                                    EXHIBIT 3

                                SERVICE CONTRACTS

                                    EXHIBIT 3

                                SERVICE CONTRACTS

MONTHLY LANDSCAPING
Heinz Bros. Nurseries
4140 Bradfordville Road
Tallahassee, Florida 32308
Phone: 850-668-0961
Contact: Thomas L. Heinz

MONTHLY DAYPORTER AND PARKING LOT SWEEPING
Shopping Center Maintenance
P.O. Box 12265
Tallahassee, Florida 32308
Phone: 850-574-9902

MONTHLY MANAGEMENT SERVICES
Advantis Commercial Real Estate Services Company
1400 Oven Park Drive
Tallahassee, Florida 32308
Phone: 850-386-2600

POWER WASHING
American Exterior Cleaning Corp.
P.O. Box 3768
Tallahassee, Florida 32315
Phone: 850-385-8653

                                    EXHIBIT 4

                       ASSIGNMENT AND ASSUMPTION OF LEASES

      THIS ASSIGNMENT, made this ___________ day of __________________, 2004, by and between KIMCO GOVERNORS MARKETPLACE LTD., a Florida Limited Partnership, ("Assignor") and INLANDREAL ESTATE ACQUISITIONS, INC., an Illinois Corporation ("Assignee").

                              W I T N E S S E T H:

      Assignor is landlord under all those certain leases described on Exhibit "A" attached hereto and made a part hereof ("Leases") relating to the property described on Exhibit "B" attached hereto and made a part hereof.

      Assignor desires to assign to Assignee, and Assignee desires to accept the assignment from Assignor of all of Assignor's right, title and interest in and to the Leases.

      NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

      1. Assignor hereby transfers, assigns and sets over unto Assignee all of Assignor's right, title and interest in and to the Leases, including, without limitation, all of Assignor's right, title and interest in and to the security deposits listed on SCHEDULE A attached hereto and incorporated herein. Assignor agrees to, and hereby does, indemnify, save and hold Assignee harmless of, from and against any and all loss, cost, expense, liability, damages, actions, causes of action, demands or claims arising out of or in connection with the obligations of landlord under the Leases arising or accruing prior to the date hereof (including without limitation any that relate to the security deposits pursuant to Leases).

      2. Assignee hereby accepts the foregoing assignment and assumes all of Assignor's obligations under the Leases arising from and after the date hereof.

      3. Assignee agrees to, and hereby does, indemnify, save and hold Assignor harmless of, from and against any and all loss, cost, expense, liability, damages, actions, causes of action, demands or claims arising out of or in connection with the obligations of landlord under the Leases arising from and after the date hereof (including without limitation any that relate to the security deposits assigned and transferred to Assignee hereby).

      4. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

                                   ASSIGNOR:
                                   KIMCO GOVERNORS MARKETPLACE LTD.

                                   BY: Kimco Governors Marketplace 317, Inc.,
                                   its general partner

                                   By:
                                      --------------------------------------
                                   Name:
                                   Title:

                                   ASSIGNEE:
                                   INLAND REAL ESTATE ACQUISITIONS, an
                                   Illinois Corporation

                                   By:
                                      -------------------------------------
                                   Name:
                                   Title:

                                   EXHIBIT "A"

                              Attached as Exhibit 2

                                   EXHIBIT "B"

                        Attached as Exhibits 15A and 15B

                                    EXHIBIT 5

                 ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

            THIS ASSIGNMENT, made this____ day of _______, 2004, by and between KIMCO GOVERNORS MARKETPLACE LTD., a Florida Limited Partnership, ("Assignor") and INLANDREAL ESTATE ACQUISITIONS, INC., an Illinois Corporation ("Assignee").

                              W I T N E S S E T H:

      Assignor is the owner of the property described on Exhibit "A" attached hereto and made a part hereof ("Premises"). Assignor desires to assign to Assignee, and Assignee desires to accept the assignment from Assignor of all of Assignor's right, title and interest in and to those certain service contracts relating to the Premises described on Exhibit "B" attached hereto and made a part hereof ("Service Contracts").

      NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

      1. Assignor hereby grants, transfers and assigns to Assignee, its successors and assigns, all of the right, title and interest of the Assignor in and to the Service Contracts. Assignor hereby indemnifies and agrees to defend and hold Assignee harmless from and against all damages, claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or relating to the Service Contracts that accrue prior to the date hereof.

      2. Assignee hereby accepts said assignment and assumes all of the Assignor's duties and obligations arising out of the Service Contracts from and after the date hereof. Assignee hereby indemnifies and agrees to defend and hold Assignor harmless from and against all damages, claims, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of or relating to the Service Contracts from and after the date hereof.

      3. The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, Assignor and Assignee have each caused this Assignment to be duly executed the day and year first above written.

                                   ASSIGNOR:
                                   KIMCO GOVERNORS MARKETPLACE LTD.

                                   BY: Kimco Governors Marketplace 317, Inc.,
                                   its general partner

                                   By:
                                       --------------------------------------
                                   Name:
                                   Title:

                                   ASSIGNEE:
                                   INLAND REAL ESTATE ACQUISITIONS, an
                                   Illinois Corporation

                                   By:
                                        -------------------------------------
                                   Name:
                                   TITLE:

                                   EXHIBIT "A"

                                   [TO FOLLOW]

                                   EXHIBIT "B"

                                   [TO FOLLOW]

                                    EXHIBIT 6

                              PERMITTED EXCEPTIONS

      1. See Schedule 6A attached hereto and made a part hereof.

      2. Laws and governmental regulations that affect the use and maintenance of the Shopping Center.

      3. Rights, if any, of any utility company to construct and/or maintain lines, pipes, wires, cables, poles, conduits and distribution boxes and equipment in, over, under, and/or upon the Real Estate or any portion thereof.

      4. Current (tax year 2003-2004) Real Estate Taxes and assessments, subject to apportionment as hereinafter set forth.

      5. Rights, if any, of tenants under Space Leases.

      6. The Service Contracts assumed by Buyer and approved by Buyer during the Due Diligence Period.

      7. Any and all other covenants, easements, reservations, agreements and other matters, if any, of record as of the date of this Agreement; provided same do not prohibit the maintenance of the Real Estate or the existing use thereof. Should a dispute arise as to whether any of such matters prohibit the maintenance or existing use of the Real Estate, Buyer agrees that same shall not constitute a title objection if the title company shall affirmatively insure that they do not prohibit such maintenance or existing use of the Real Estate.

      8. Any matter than an accurate survey may show.

      9. The REA.

      10. The Ground Leases.

                                  EXHIBIT "6-A"

               (Schedule "B" from Seller's Existing Title Policy)

                                   EXHIBIT 6A
                              PERMITTED EXCEPTIONS

                                   (PARCEL A)

                              LEASEHOLD OWNERS FORM
                         CHICAGO TITLE INSURANCE COMPANY
                                   SCHEDULE B

POLICY NUMBER: FL 5099 108 12300

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

GENERAL EXCEPTIONS:

1.    Taxes and assessments for the year 2001 and subsequent years.

2. Easement to the CITY OF TALLAHASSEE, filed January 17, 1980 in Official Records Book 950, Page 1348, Public Records of Leon County, Florida. (As to Parcel 1).

3. Easement recited in Quit-Claim Deed filed in Official Records Book 1068, Page 1134, Public Records of Leon County, Florida. (As to Parcel 1 and Parcel 3).

4. Development Agreement by and between CITY OF TALLAHASSEE, and TALLAHASSEE LAND COMPANY, a Florida corporation, filed in Official Records Book 1938, Page 352, Public Records of Leon County, Florida. (As to Parcel 1).

5. The non-exclusive rights of Sears, Roebuck & Co., J.C. Penney Co., Inc., J.C. Penney Properties, Inc., Allied Stores General Real Estate Company, Burdine's, Inc., Construction Developers Incorporated and Dillard Department Stores, Inc., pursuant to the following instrument creating, defining and limiting the following easement estate described herein as Parcel 2:

      That certain Construction, Operation and Reciprocal Easement Agreement between GOVERNOR'S SQUARE, INC., SEARS ROEBUCK AND CO., J.C. PENNEY COMPANY, INC. and J.C. PENNEY PROPERTIES, INC., recorded in Official Records Book 884, page 553, as amended by First Amendment recorded in Official Records Book 912, page 1018, as further amended by Second Amendment recorded in Official Records Book 918, page 1909, as amended and restated in Amended and Restated Construction, Operation and Reciprocal Easement Agreement recorded in Official Records Book 1546, page 666, and as further amended by that certain First Amendment to Amended and Restated Construction Operation and Reciprocal Easement Agreement dated May 20, 1993 and recorded October 20, 1994, in Official Records Book 1770, page 822, of the Public Records of Leon County, Florida. (Parcel 2).

      The interest of ALSTORES REALTY CORPORATION in the above Agreement was assigned to ALLIED STORES GENERAL REAL ESTATE by that certain Assignment and Assumption Agreement dated December 31, 1986 and recorded March 22, 1988 in Official Records Book 1309, page 2283, of the Public Records of Leon County, Florida.

      The interest of MAAS BROTHERS, INC. in the above Agreement was assigned to MAAS, INC. by that certain Assignment and Assumption Agreement dated December 31, 1986 and recorded March 22, 1988 in Official Records Book 1309, page 2294, of the Public Records of Leon County, Florida.

6. The rights of the Grantors, their successors and assigns, pursuant to the following instrument creating, defining and limiting the easement estate described herein as Parcel 2:

      Terms, conditions, restrictions and limitations of that certain Drainage and Retention Pond Easement between WILLIAM GODFREY SMITH and PATTY HILL SMITH, his wife; JULIAN VEREEN SMITH and ELAINE W. SMITH, his wife,
      R. SPENCER BURRESS, as the Managing Trustee of the JULIAN VEREEN SMITH ISSUE TRUST and R. SPENCER BURRESS, as the Managing Trustee of the WILLIAM GODFREY SMITH, JR. TRUST to GOVERNOR'S SQUARE, INC. recorded in Official Records Book 894, page 1025, as amended in Official Records Book 956, page 2240, and further amended in Official Records Book 1546, page 644, further amended and supplemented by that certain Supplement to

                              LEASEHOLD OWNERS FORM
                         CHICAGO TITLE INSURANCE COMPANY
                              SCHEDULE B, CONTINUED

POLICY NUMBER: FL 5099 108 12300

      Drainage and Retention Pond Easement and between Tallahassee Associates, The Smith Interests General Partnership and ProCom Group, Inc. in Official Records Book 1655, page 97, and as amended by that certain Third Amendment dated November 17, 1994, and recorded November 18, 1994 in Official Records Book 1776, page 703, of the Public Records of Leon County, Florida. (Parcel 2).

7.    Liability under this policy is presently limited to         but will
     increase in direct proportion to the actual cost of improvements erected thereon and fully paid for. Title shall be continued down to the date of each increase in coverage and the Company shall furnish to the insured a continuation endorsement which shall note the new effective date and amount of coverage of the Policy.

8. Survey prepared by Genesis Group, dated October 11, 2000 under Project No. 4219-001, sets forth the following matters:

      a. D.E.R. Jurisdiction line as shown in Easterly portion of Parcel 1 and Parcel 3.

      b. Old wire fence and 4' chain link fence extending over Northwesterly portion of Parcel 1.

      c.    Existing drainage course as shown on Parcel 1.

      d. Note that O.R. Book 1516, page 1074 overlaps Official Records Book 1264, page 2390 and Parcel 11. Official Records Book 1244, page 1322.

9. Any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished which may be imposed by law by virtue of the filing of that certain Notice of Commencement, dated October 31, 2000, filed November 2, 2000 in Official Records Book 2430, Page 1839, Public Records of Leon County, Florida.

10. Terms and conditions of that certain Indenture of Ground Lease made by ELAINE W. SMITH PARTNERSHIP, LLP and THE SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P. and KIMCO GOVERNORS MARKETPLACE LTD., a Florida limited partnership, dated October 1, 2000, a Memorandum of which was filed on January 4, 2001 in Official Records Book 2449, Page 1346, in the Public Records of Leon County, Florida.

11. Recognition, Non-Disturbance and Attornment Agreement by and between ELAINE W. SMITH PARTNERSHIP, LLP and SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P., KIMCO GOVERNORS MARKETPLACE LTD., and BED BATH & BEYOND. INC., filed on December 1, 2000 in Official Records Book 2439, Page 82, in the Public Records of Leon County, Florida.

12. Recognition, Non-Disturbance and Attornment Agreement by and between ELAINE W. SMITH PARTNERSHIP, LLP and SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P., KIMCO GOVERNORS MARKETPLACE LTD., and BED BATH & BEYOND, INC., filed on December 1, 2000 in Official Records Book 2439, Page 93, in the Public Records of Leon County, Florida.

13. Memorandum of Shopping Center Lease by and between KIMCO GOVERNORS MARKETPLACE LTD., as " Lessor" and MICHAELS STORES, INC., as "Lessee", filed on December 1, 2000 in Official Records Book 2439, Page 103, in the Public Records of Leon County, Florida.

                              LEASEHOLD OWNERS FORM
                         CHICAGO TITLE INSURANCE COMPANY
                              SCHEDULE B, CONTINUED

POLICY NUMBER: FL 5099 108 12300

14. Memorandum of Lease by and between KIMCO GOVERNORS MARKETPLACE LTD., as "Lessor" and MARSHALLS OF MA, INC., as "Lessee", filed on December 1, 2000 in Official Records Book 2439, Page 112, in the Public Records of Leon County, Florida.













COUNTERSIGNED


/s/ [ILLEGIBLE]
-----------------------------------
Authorized Signatory

NOTE: If this Schedule is attached to a Loan Policy, junior and subordinate matters, if any, are not reflected herein.

NOTE: This policy consists of insert pages labeled Schedule A and B. This Policy is of no force and effect unless both pages are included along with any added pages incorporated by reference.

            EXHIBIT B                                   (PARCEL B)
       PERMITTED EXCEPTIONS

                                   OWNERS FORM
                         CHICAGO TITLE INSURANCE COMPANY
                                    SCHEDULE B

POLICY NUMBER: FL-1702-108-01856

This policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

GENERAL EXCEPTIONS:

1.

2. Encroachments, overlaps, boundary line disputes, and any other matters which would be disclosed by an accurate survey and inspection of the premises. (as to easement parcels only)

3. Easements or claims of easements not shown by the public records. (as to easement parcels only)

4.

5.

SPECIAL EXCEPTIONS:  The mortgage, if any, referred to in Item 4 of Schedule A., if this schedule is attached to an Owner's Policy.

6. Any claim that any portion of said lands are sovereign lands of the State of Florida, including submerged, filled or artificially exposed lands and lands accreted to such lands.

7. Taxes and assessments for the year 2003 and subsequent years, not yet due and payable.

8. Easement granted to the City of Tallahassee recorded August 6, 1982, in Official Records Book 1023, Page 1169, Public Records of Leon County, Florida.

9. Easement Agreement recorded in Official Records Book 2743, Page 1415, Public Records of Leon County, Florida.

10. The non-exclusive rights of Sears, Roebuck & Co., J.C. Penney Co., Inc., J.C. Penney Properties, Inc., Allied Stores General Real Estate Company, Burdine's, Inc., Construction Developers Incorporated and Dillard Department Stores, Inc., pursuant to the following instrument creating, defining and limiting the following easement estate described herein as Parcel 2:

      That certain Construction, Operation and Reciprocal Easement Agreement between Governer's Square, Inc., Sears Roebuck and Co., J.C. Penny Company, Inc., and J.C. Penney Properties, Inc., recorded in Official Records Book 884, Page 553, as amended by First Amendment recorded in Official Records Book 912, Page 1018, as further amended by Second Amendment recorded in Official Records Book 918, Page 1909, as amended and restated in Amended and Restated Construction, Operation and Reciprocal Easement Agreement recorded in Official Records Book 1546, Page 666 and as further amended by that certain First Amendment to Amended and Restated Construction Operation and Reciprocal Easement Agreement dated May 20, 1993 and recorded October 20, 1994 in Official Records Book 1770, Page 822, of the Public Records of Leon County, Florida. (Parcel 2).

      The interest of Alstores Realty Corporation in the above Agreement was assigned to Allied Stores General Real Estate by that certain Assignment and Assumption Agreement dated December 31, 1986 and recorded March 22, 1988 in Official Records Book 1309, Page 2283, of the Public Records of Leon County, Florida.

      The interest of Maas Brothers, Inc., in the above Agreement was assigned to Maas, Inc., by that certain Assignment and Assumption Agreement dated December 31, 1986 and recorded March 22, 1988 in Official Records Book 1309, Page 2294, of the Public Records of Leon County, Florida.

11. The rights of the Grantors, their successors and assigns, pursuant to the following instrument creating, defining and limiting the easement estate described herein as Parcel 2:

      Terms, conditions, restrictions and limitations of that certain Drainage and Retention Pond Easement between William Godfrey Smith and Patty Hill Smith, his wife; Julian Vereen Smith and Elaine W. Smith, his wife,
      R. Spencer Burress, as the Managing Trustee of the Julian Vereen Smith Issue Trust and R. Spencer Burress, as the Managing Trustee of the William Godfrey Smith, Jr., Trust to Governor's Square, Inc., recorded in Official Records Book 894, Page 1025, as amended in Official Records Book 956, Page 2240 and further amended in Official Records Book 1546, Page 644, further amended and supplemented by that certain Supplement to Drainage and Retention Pond Easement and between Tallahassee Associates, The Smith Interests General Partnership and ProCom Group, Inc., in Official Records Book 1655, Page 97, and as amended by that certain Third Amendment dated November 17, 1994 and recorded November 18, 1994 in Official Records Book 1776, Page 703 of the Public Records of Leon County, Florida.

12. Terms, conditions and provisions of that certain unrecorded Ground Lease dated January 1, 2003, as evidenced by that certain Memorandum of Lease by and between THE SMITH INTERESTS GENERAL PARTNERSHIP L.L.P., Landlord, and KIMCO GOVERNORS MARKETPLACE LTD., Tenant, recorded May 2, 2003, in Official Records Book 2858, page 1692, Public Records of Leon County, Florida.

13. Easements, or claims of easements, not shown by the public records subsequent to July 27, 1999, as to the fee parcels (Parcels 21 and 22).

14. Encroachments, overlaps, boundary line disputes, or other matters which would be disclosed by an accurate survey and inspection of the premises subsequent to July 27, 1999, as to the fee parcels (Parcels 21 and 22).

15. Survey prepared by Genesis Group dated July 27, 1999, under Project No. 4219-001, sets forth the following:

      a) Encroachment of drainage flow extending over the southeast portion of Parcel 22 and onto adjacent property.

      b) Encroachments of guy anchors over and across the north boundary line of Parcel 21.

      c) Encroachments of power poles and traffic box over and across the west boundary line of Parcel 21.

16. Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished which may be imposed by law by virtue of the filing of that certain Notice of Commencement recorded January 21, 2003, in Official Records Book 2798, page 947, Public Records of Leon County, Florida.

17. Any lien, or right to a lien, for services, labor or material heretofore or hereafter furnished which may be imposed by law by virtue of the filing of that certain Notice of Commencement recorded January 29, 2003, in Official Records Book 2802, page 1493, Public Records of Leon County, Florida.

18. Memorandum of Lease and Restrictions by and between KIMCO GOVERNORS MARKETPLACE LTD., and BOSTON MARKET CORPORATION, recorded in Official Records Book 2836, page 2019, Public Records of Leon County, Florida.



COUNTERSIGNED


/s/ [ILLEGIBLE]
-----------------------------------
      Authorized Signatory

NOTE: If this schedule is attached to a Loan Policy, junior and subordinate matters, if any, are not reflected herein.

NOTE: This policy consists of insert pages labeled Schedule A and B. This Policy is of no force and effect unless both pages are included along with any added pages incorporated by reference.

                                    EXHIBIT 7

                             SCHEDULE OF LITIGATION

                                      NONE

                                    EXHIBIT 8

                              FORM OF MASTER LEASE
                                  MASTER LEASE

                                ESCROW AGREEMENT

      This ESCROW AGREEMENT is made and entered into as of             , 2004,
by and among Kimco Governors Marketplace Ltd., a Florida Limited Partnership ("Seller"), and Inland Southeast, L.L.C., a Delaware limited liability company ("Purchaser"), and CHICAGO TITLE INSURANCE COMPANY (hereinafter referred to as "Escrow Agent") having as its address - attention: Nancy Castro, Division II, 171 North Clark Street, Chicago, Illinois 60601.

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Agreement of Sale, dated as of _________________ (the "Contract"), Purchaser acquired on and as of the date hereof from Seller a portion of that certain real property known as Governor's Marketplace shopping center located in Tallahassee, Florida (the "Property"); and

      WHEREAS, Seller has agreed to deposit with Escrow Agent the sum of ____________________________ and ______________ Dollars ($_________) (the
"Master Lease Deposit") with respect to Seller's obligation to pay certain lease commissions, landlord's share of tenant build out, free rent periods, and rent payable to Purchaser, and other charges, for the Vacant Space (as defined below), and as itemized on EXHIBIT A attached hereto and made a part hereof by this reference (the "Deposit Breakdown"); and

      WHEREAS, the Master Lease Deposit is hereafter sometimes referred to as the Escrow Deposit.

      WHEREAS, Escrow Agent is willing to accept the Escrow Deposit and hold and disburse same in accordance with the terms and conditions set forth below.

      NOW, THEREFORE, for and in consideration of the premises hereto, the covenants and agreements hereinafter made, and for Ten Dollars ($10.00) in hand paid to Escrow Agent, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Seller hereby deposits with Escrow Agent, and Escrow Agent hereby acknowledges receipt of the Master Lease Deposit. Escrow Agent hereby agrees to deposit the Escrow Deposit into an interest bearing account with a bank, savings and loan institution, money market account, or other depository reasonably satisfactory to Purchaser, Seller and Escrow Agent, with interest accruing for the benefit of Seller. The federal taxpayer identification of Seller is as follows: _______________ and the FEIN of Seller's general partner is 86-1011235.

      2. Escrow Agent shall retain the Escrow Deposit in the account, and shall cause the same to be disbursed therefrom as follows:

            (i) Subject to the terms hereof, the Escrow Deposit shall be held and disbursed by Escrow Agent and used to fund to Purchaser the items set forth on the Deposit Breakdown.

            (ii) For purposes hereof, the term "Vacant Space" shall mean the _________ square feet of tenant floor area at the Property that, as of the date of Closing, for which the Tenant Conditions as hereinafter defined are not satisfied. For the purposes hereof, the Tenant Conditions for any Property vacant space gross leasable area are hereby defined as (i) a signed lease, and
(ii) with Tenant either paying full rent and reimbursements or the all conditions precedent to Rent Commencement Date (as defined in such tenant lease) shall have occurred or been satisfied and (iii) with all the leasing commissions and tenant improvement allowances either paid for by Seller or credited to Buyer and (iv) with a certificate of occupancy or its equivalent occupancy permit issued by the local governmental authorities, for such tenant's respective demised premises and (v) Tenant shall have open and operated for its permitted use for at least one day. Purchaser shall receive a prorated credit from the Master Lease Deposit on the date of Closing (as defined in the Contract) for the rent and reimbursable expenses attributable to the New Vacant Space, as defined in the contract and also referenced herein as Vacant Space from the date of Closing through the end of the month in which Closing occurs in accordance with the terms of Exhibit "A" attached hereto and made a part hereof. Thereafter, through the date upon which all Tenant Conditions are satisfied with respect to all or any portion of the Vacant Space, Escrow Agent shall pay to Purchaser (and Escrow Agent is hereby authorized to pay to Purchaser without further direction from Seller) from the Master Lease Deposit, on the first day of each month, the amount of rent and other reimburseable expenses and other charges (in accordance with the terms of Exhibit A) which would be due on a monthly basis from tenants of the Vacant Space as if the Tenant Conditions were satisfied (prorated for any partial month) (the "Master Lease Deposit Monthly Payment"). The Master Lease Deposit Monthly Payment shall be made by Escrow Agent to Purchaser until such time as the respective tenant(s) for the Vacant Space, and Seller, have satisfied the Tenant Conditions. Purchaser shall promptly notify Seller and Escrow Agent of the date any tenant satisfies its Tenant Conditions. The Vacant Space may be subdivided and leased to more than one tenant in Seller's commercially reasonable discretion. As all or any portion of the Vacant Space is leased during the 12-month period following the date of Closing, with the Tenant Conditions having then been satisfied for such Vacant Space so leased, the balance of the Master Lease Deposit remaining to the end of the Escrow Term (as hereinafter defined)(measured as the number of days remaining from the date the Tenant Conditions for such leased portion of the Vacant Space are met through the last day of the Escrow Term), attributable to rent, reimbursable expenses, taxes, other charges and Excess Leasing Costs (defined as those costs stated on Exhibit "A" for such expense less the actual cost incurred for such expense) for such leased portion of the Vacant Space, shall be released to Seller upon the joint direction of Seller and Purchaser. The approval of a disbursement requested by either party will be deemed approved if the non-requesting party does not object to the disbursement request within five
(5)-business days of receipt of such request. That portion of the Master Lease Deposit attributable to tenant improvement allowances, free rent, and broker or consultant fees and commissions (collectively, the "Leasing Costs"), shall be released for payment (either to Seller or third parties, as the case may be) upon presentment of the required lien waivers and related documentation required by any governing lease or commission agreement. The balance of the Master Lease Deposit attributable to the Leasing Costs, if any, after satisfaction of the Tenant Conditions with respect to all or any portion of the Vacant Space within the 12-month period following the date of Closing, shall be released to Seller in accordance with the terms of Exhibit A. However, if the Tenant Conditions have not been satisfied within 12-months of the date of Closing for any portion of the Vacant Space to achieve the Lease-up Deficiency as defined in 11(B)(d) of the Agreement of Sale on the first day of the nineteenth month after date of Closing, all remaining sums then remaining of the Master Lease Deposit attributable to such Leasing Costs (to the portion of vacant space necessary to achieve the Lease-up Deficiency) shall be released to Purchaser. Purchaser shall promptly notify Seller and Escrow Agent of the date any tenant opens for business as provided under any lease. Any interest on the Escrow Deposit shall be the property of Seller and in all events shall be disbursed to Seller no later than the final disbursement made pursuant hereto. The term of this Escrow Agreement (the "Escrow Term") shall be from the date hereof until the first to occur of: (a) 12-months from the date of Closing; or (b) such date as Seller leases the New Vacant Space (or equivalent of such by leasing all or a portion or Retail K).

            (iii) In the event either party objects to the disbursement of the Escrow Deposit, the Escrow Agent shall have the right, at its option, either (a) to hold the Escrow Deposit in escrow pending resolution of such objection by mutual agreement of the parties or by judicial resolution of same or (b) to disburse the Escrow Deposit into the court having jurisdiction over such objection. After any disbursement of the Escrow Deposit under the terms of this Escrow Agreement, Escrow Agent's duties and obligations hereunder shall cease. In the event of any dispute regarding disbursement of the Escrow Deposit, the party ultimately receiving the Escrow Deposit after resolution of such dispute shall be entitled to receive from the other party all the prevailing party's costs and expenses incurred in connection with the resolution of such dispute including, without limitation, all court costs and reasonable attorney's fees.

      3. This Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, principals, successors and assigns and shall be governed and construed in accordance with the laws of the State of Arizona. No modification, amendment or waiver of the terms hereof shall be valid or effective unless in writing and signed by all of the parties hereto. This Escrow Agreement may be executed in multiple counterpart originals, each of which shall be deemed to be and shall constitute an original. This Escrow Agreement constitutes the entire agreement between the parties hereto with respect to this Escrow, and it supersedes all prior understandings or agreements of the parties with respect thereto.

      4. NOTICES. All notices, requests, consents and other communications hereunder shall be sent to each of the following parties and be in writing and shall be personally delivered, sent by Federal Express or other overnight or same day courier service providing a return receipt, to the following addresses:

If to Purchaser:
                                   Inland Real Estate Acquisitions, Inc.
                                   2901 Butterfield Road
                                   Oakbrook, IL 60523
                                   Attention: G. Joseph Cosenza
                                     with a copy to:

                                   The Inland Group, Inc.
                                   2901 Butterfield Road\
                                   Oak Brook, IL 60523
                                   Attn: Robert Baum, General Counsel
                                   Facsimile: (630) 218-4900

                                     with a copy to:

                                   Mr. Charles J. Benvenuto, Esq.
                                   2901 Butterfield Road, 3rd Floor
                                   Oak Brook, Illinois 60523
                                   Telephone: 630-571-2331
                                   Facsimile: 630-571-2360

If to Seller:                      8383 Wilshire Boulevard
                                   Suite 950
                                   Beverly Hills, CA 90211
                                   Attn: Jerald Friedman
                                   Phone: (323) 866-3500
                                   Fax: (323) 866-3511

with a copy to:

                                   3333 New Hyde Park Road
                                   Suite 100
                                   New Hyde Park, New York 11042
                                   Attn: Barbara E. Briamonte, Esq.
                                   Phone: (516) 869-7257
                                   Fax: (516) 869-7201

      5. COUNTERPARTS. This Escrow Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories of the original or the same counterpart. Furthermore, the signatures from one counterpart may be attached to another to constitute a fully executed original. The Escrow Agreement may be executed by facsimile.

      6. SELLER'S FORM LEASE AND LEASING PARAMETERS. Purchaser has approved of Seller's form tenant lease and agrees to reasonably approve of variations negotiated in good faith by Seller with prospective tenants in the ordinary course of business. Seller and Purchaser further agree that attached hereto as Exhibit B, and made a part hereof, is the agreed-to Leasing Parameters applicable to the lease-up of the Vacant Space. Purchaser shall be obligated to accept a prospective tenant and its prospective lease so long as the terms of this paragraph 6 and Exhibit B are adhered-to. Notwithstanding the foregoing, in the event there is a conflict between an actual lease approved by Purchaser and the terms of the Leasing Parameters, the actual, approved lease shall control in regard to Seller's adherence to the Leasing Parameters.

      IN WITNESS WHEREOF, each of the parties hereto has caused this Escrow Agreement to be signed and delivered as of the day and year first above written.

                              PURCHASER:

                                   INLAND SOUTHEAST, L.L.C.,
                                   a Delaware limited liability company

                                   By: Inland Retail Real Estate
                                       Limited Partnership, an Illinois limited
                                       partnership, member

                                   By: Inland Retail Real Estate Trust, Inc.,
                                       a Maryland corporation, general partner

                                   By:
                                      ----------------------------
                                   Name:
                                        --------------------------
                                   As Its:
                                          ------------------------

                                   SELLER:

                                   KIMCO GOVERNORS MARKETPLACE LTD.
                                   a Florida limited partnership

                                   By: Kimco Governors Marketplace 317, Inc.,
                                   its general partner

                                   By:
                                      ----------------------------
                                   Name:
                                        --------------------------
                                   As Its:
                                          ------------------------


                                ESCROW AGENT:

                                CHICAGO TITLE INSURANCE COMPANY

                                By:
                                   ----------------------------
                                Nancy Castro, Senior Escrow Officer

                                    EXHIBIT A

Rent per square foot for Vacant Space as set forth on the Rent Roll for twelve
(12) months (Escrow Term)... $_______ $________ per month

Reimbursable expenses (CAM, insurance)
at $__________ psf of Vacant Space, for
twelve (12) months.......................$_________  $__________per month

Real Estate Taxes at $     psf of Vacant
Space, for twelve (12) months............$_________  $__________per month

Tenant Improvements: (a) $________psf for vacant space

Leasing Commissions at $4.00 psf - total: $__________
                                            $_________

To be a credit to Seller and a reduction in amount calculated above as total escrow

Note: As the Tenant Conditions are met for any part of the Vacant Space, rent, CAM and real estate tax deposits into the Escrow shall be released to Seller at
the rate of $    psf of Vacant Space for the period (if any) remaining to the end of the Escrow Term, measured as the number of days remaining from the date the Tenant Conditions for any part of the Vacant Space are met through the last day of the Escrow Term. In the event the Tenant Conditions are not met for any part of the Vacant Space necessary to achieve the Lease-up Deficiency Income Threshold within the Escrow Term, the amount of Tenant Improvements deposit and Leasing Commissions deposit then remaining in the Escrow and attributable to such Vacant Space, shall be released to Purchaser upon the expiration of the Escrow Term.

                                    RENT ROLL

                                                                                           LEASE        LEASE
                                            ANNUAL        MONTHLY       RENT           COMMENCEMENT   EXPIRATION    SALES
TENANTS                         S.F.       BASE RENT       RENT       PER SQ. FOOT         DATE          DATE        PSF
---------------------------------------------------------------------------------------------------------------------------
C  Alltel                       2,000          48,000.00     0.00            $  24.00     June-04       May-09
C  Atlanta Bread                4,000          94,520.00     0.00            $  23.63   November-01   October-11
C  Bed Bath & Beyond           35,000         367,500.00     0.00            $  10,50     June-01     January-17
C  Bombay Company               8,500         208,250.00     0.00            $  24.50  September-03    August-13
C  Boston Market                3,800          60,000.00     0.00            $  15.79   December-02   November-12
C  Cargo Kids                   5,500         125,400.00     0.00            $  22.80     June-04       May-14
C  Cingular Wireless            1,200          30,600.00     0.00            $  25.50     July-02       June-07
C  Famous Footwear             10,070         156,085.00     0.00            $  15.50   October-01   September-06
C  Lifeway Christian            6,324         123,318.00     0.00            $  19.50  September-01    August-11
C  Marshall's                  30,000         232,500.00     0.00            $   7.75     June-01        May-11
C  Michael's                   23,753         249,407.00     0.00            $  10.50    August-01    February-11
C  Nextel                       1,443          36,075.00     0.00            $  25.00  September-03    August-08
C  Old Navy                    20,000         230,000.00     0.00            $  11.50   October-01   September-06
C  Petco                       13,750         212,025.00     0.00            $  15.42    August-03      July-13
C  Qdoba                        2,000          42,000.00     0.00            $  21.00    April-04      March-14
C  Sports Authority            34,775         414,170.00     0.00            $  11.91   February-04   January-09
C  Sprint PCS                   4,206          75,708.00     0.00            $  18.00   February-03   January-08
   Clark's Maytag               3,466          64,121.00     0.00            $  18.50     June-02       May-17
   David's Bridal               9,000         133,200.00     0.00            $  14.80     July-03       June-13
   Life Uniform's               1,217          26,774.00     0.00            $  22.00     June-02       May-07
   VACANT                       6,413          89,782.00     0.00            $  14.00
   Student Body                 3,721          74,420.00     0.00            $  20.00    August-01     July-06
   Ujamaa                       1,600          35,200.00     0.00            $  22.00     June-04       May-14
   RETAIL K -- VACANT           5,625                 --     0.00            $  15.00
   RETAIL L -- VACANT          20,609                 --     0.00  $  6.00 - $  15.00
   PAD 8                        7,392                 --     0.00  $ 15.00 - $  21.00
                              -------       ------------
   TOTALS                     265,364       3,677,797.00
                              =======       ============

                                   -EXHIBIT B-
                               LEASING PARAMETERS

1. The proposed use shall be a use typically found in retail centers of this type.

2. The proposed use does not violate any exclusions existing in any other tenant's lease or covenants existing in any other documents of record.

3. The lease is for an original term of not less than 5 years, nor more than 10 years.

4. No concessions shall be provided to the tenant which would be at Purchaser's expense.

5. All leases shall be prepared substantially in accordance with the small shop tenant lease form approved by Purchaser (the "SST Lease")during the Due Diligence Period subject to commercially reasonable variances and prevailing market parameters.

6. The proposed tenant has retail and/or business and/or management operating experience including, but not limited to, eighteen months in the type of business to be operated at the leased premises. In the absence of three years experience, the prospective tenant must be an approved franchise or a recognized regional or national franchiser.

7. The proposed tenant and/or lease guarantor has an aggregate net worth of at least two years of the total aggregate annualized rent, including all expenses, for any tenant of the leased premises up to 7,000 square feet.

8. Said leases shall average comparable revenue at least 2% increases per year or 7.5% aggregate increase over the 5 year term over the primary term of the lease as current space leases.

9. The tenant's lease will not include rent reductions or early termination clauses of any kind (excluding typical casualty/condemnation provisions and landlord not reconstructing the demised premises, and as otherwise described by the SST Lease).

10. In addition to tenant's base rent, the leases will include reimbursement for taxes, insurance and common area maintenance, including either a 10% administrative charge for CAM or no less than a 4% management fee for all tenancies or as otherwise described by the SST Lease.

11. Purchaser shall act in a commercially reasonable manner and in good faith during its review and determination of the credit worthiness of any tenant and/or guarantor. Also, Purchaser agrees to respond to Seller deliveries of tenant/guarantor credit information within 5 business days after its receipt by Purchaser, otherwise said tenant/guarantor credit worthiness shall be deemed approved by Purchaser.

12. The lease renewals, if any, will not be less than the primary term amounts without tenant improvements, free rent, or leasing commissions paid for by Purchaser.

13. No lease shall contain representations or warranties in regard to the condition of any demised premises, each being delivered in its as-is, where-is condition, subject to the terms of the SST Lease.

14. Purchaser shall act in a commercially reasonable manner and in good faith during its review and approval of a proposed lease pursuant to this Master Lease. Also, Purchaser agrees to respond to Seller deliveries of leases for approval and/or execution within ten (10) business days after its receipt by Purchaser, otherwise said lease shall be deemed approved.

            If Purchaser fails to execute the lease (after having had the opportunity to review same as provided herein) in said time period then same shall be treated as a completed lease and Seller shall be given credit for Leasing such vacant space pursuant to the terms contained therein and Tenant Conditions shall be satisfied.

                                  EXHIBIT 9A

                                VACANT SPACES

                                  [GRAPHIC]

                                  EXHIBIT 9B

                               UNLEASED PARCEL

                                  [GRAPHIC]

                                   EXHIBIT 9

                           SITE PLAN OF VACANT SPACE

                                   EXHIBIT 10

                   Tenant Estoppel Certificate Form - General

To:   Inland Real Estate Acquisitions, Inc., and
      Inland Western Tallahassee Governor's, L.L.C.
      and its lenders, successors and assigns ("Purchaser")
      2901 Butterfield Road
      Oak Brook, Illinois 60523
      Attention: Sharon Anderson-Cox

Re: Lease Agreement dated ______________________________and amended _____________ ("Lease"), between as "Landlord", and
      _______________________________________, as "Tenant", guaranteed by
      ("Guarantor") for leased premises known as (the "Premises") of the property commonly known as (the "Property").

1. Tenant hereby certifies that the following represents with respect to the Lease are accurate and complete as of the date hereof.

      a. Dates of all amendments, letter agreements, modifications and waivers related to the Lease

      b.    Commencement Date

      c.    Expiration Date

      d.    Current Annual Base Rent

                                                ADJUSTMENT DATE RENTAL AMOUNT

      e.    Fixed or CPI Rent Increases         _____________  _____________

      f.    Square Footage of Premises

      g.    Security Deposit Paid to Landlord

      h.    Renewal Options                     _____Additional Terms for
                                                ______years at $_______ per year

      i.    Termination Options            Termination Date_________________
                                           Fees Payable____________________

2.    Tenant further certifies to Purchaser that:

      a. the Lease is presently in full force and effect and represents the entire agreement between Tenant and Landlord with respect to the Premises;

      b. the Lease has not been assigned and the Premises have not been sublet by Tenant;

      c. Tenant has accepted and is occupying the Premises, all construction required by the Lease has been completed and any payments, credits or abatements required to be given by Landlord to Tenant have been given;

      d. Tenant is open for business or is operating its business at the Premises;

      e. no installment of rent or other charges under the Lease other than current monthly rent has been paid more than 30 days in advance and Tenant is not in arrears on any rental payment or other charges;

      f. Landlord has no obligation to segregate the security deposit or to pay interest thereon;

      g. Landlord is not in default under the Lease and no event has occurred which, with the giving of notice or passage of time, or both, could result in a default by Landlord;


      h. Tenant has no existing defenses, offsets, liens, claims or credits against the payment obligations under the Lease;

      i. Tenant has not been granted any options or rights to terminate the Lease earlier than the Expiration Date (except as stated in paragraph 1(i));

      j Tenant has not been granted any options or rights of first refusal to purchase the Premises or the Property;

      k. Tenant has not received notice of violation of any federal, state, county or municipal laws, regulations, ordinances, orders or directives relating to the use or condition of the Premises or the Property;

      l. no hazardous wastes or toxic substances, as defined by all applicable federal, state or local statutes, rules or regulations have been disposed, stored or treated on or about the Premises or the Property by Tenant;

      m. Tenant has not received any notice of a prior sale, transfer, assignment, pledge or other hypothecation of the Premises or the Lease or of the rents provided for therein;

      n. Tenant has not filed, and is not currently the subject of any filing, voluntary or involuntary, for bankruptcy or reorganization under any applicable bankruptcy or creditors rights laws;

      o. the Lease does not give the Tenant any operating exclusives for the Property; and

      p.    Rent has been paid through__________ _____, 2003.

3. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and obtain financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the property. Tenant acknowledges that Purchaser's interest in the Lease (as landlord) will be assigned to a lender as security for the loan. All rent payments under the Lease shall continue to be paid to landlord in accordance with the terms of the Lease until Tenant is notified otherwise in writing by Buyer's lender or its successors and assigns. In the event that a lender succeeds to landlord's interest under the Lease, Tenant agrees to attorn to the lender at lender's request, so long as the lender agrees that unless Tenant is in default under the Lease, the Lease will remain in full force and effect. Tenant further acknowledges and agrees that Purchaser (including its lender), their respective successors and assigns shall have the right to rely on the information contained in this Certificate. The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of Tenant.

                                     [TENANT]
                                     By:
                                     Its:
                                         -------------------------
                                     Date:
                                          ---------------------, 2003

                   GUARANTOR ESTOPPEL CERTIFICATE

Date: ________________, 2003

      To:

      Inland Real Estate Acquisitions, Inc., and
      Inland Southeast__________, L.L.C. (insert Inland nominee entity), and its lenders, successors and assigns ("Purchaser")
      2901 Butterfield Road
      Oak Brook, Illinois 60523
      Attention:_______________

Re: Guaranty Agreement dated ____________________ ("Guaranty of Lease") pertaining to that certain lease dated _________________________ between ___________________________________ as Landlord and ____________________________
as Tenant for leased premises known as _________________________________________
(the "Premises") located at the property commonly known as______________________ (the "Property").

  1. Guarantor certifies to Lender and Purchaser that: (a) the Guaranty of Lease has been properly executed by Guarantor and is presently in full force and effect without amendment or modification except as noted above;
      (b) Guarantor has no existing defenses, offsets, liens, claims or credits against the obligations under the Guaranty of Lease.

  2. This certification is made with the knowledge that Purchaser is about to acquire title to the Property and a lender is about to provide Landlord with financing which shall be secured by a deed of trust (or mortgage), security agreement and assignment of rents, leases and contracts upon the Property. Guarantor further acknowledges and agrees that Purchaser and its lender and their respective successors and assigns shall have the right to rely on the information contained in this Certificate.

  3. The undersigned is authorized to execute this Guarantor Estoppel Certificate on behalf of Guarantor.

                                     [GUARANTOR]

                                     By:

                                   EXHIBIT 11
                             REA ESTOPPEL STATEMENT

      The undersigned ______________________________, a ________________________
corporation ("_______"), is a party to the ________________________________
(REA) recorded on _________________________, ______ in Book _________ ,
Page ________ of the Public Records of _______ County, _______ (the "REA"), between and among __________________________________, a ____________
("Developer"), and _______________________________, a ____________ (corporation)
("_______"), with respect to the ______________________ Shopping Center in
___________, ____________ (the "Shopping Center"). ____________ has been advised that Developer is in process of selling Developer's interest in the Shopping Center to INLAND (entity) having a notice address of 2901
Butterfield Road, Oak Brook, Illinois 60523, Attention: Vice Chairman
(together with its lender, and successors and assigns, collectively referred to herein as "Purchaser"). _______________ hereby states to Purchaser as follows (without undertaking any investigation to verify the accuracy of the statements made):

      1.    The REA has not been amended and is in full force and effect.

      2. The REA is presently in full force and effect according to its terms.

      3. ____________ has neither given nor received any notice of default with respect to the REA. To the best of _____________'s knowledge (whereby knowledge shall be limited to the party signing this REA Estoppel Agreement on behalf of _____________ ), neither _______________ nor any other party is in default under the REA.

      4. As provided under Section ____ of the _____________REA, _________ acknowledges and agrees that, upon its acquisition of Developer's interest in the Shopping Center, Purchaser shall be entitled to all of the benefits, rights, privileges and burdens of the Developer under the REA.

      5.    The gross leasable area of the ________ store is _____________.

      6. _______________ 's last contribution for common area maintenance costs and expenses was for the month of ______, 2003 in the amount of $________.

      This Statement does not (a) constitute a waiver of any rights_________ may have under the REA, or (b) modify, alter, or change any of the terms or conditions of the REA.

      No officer or employee signing this Statement on behalf of ___________ shall have any liability as a result of having given this statement.

      The statements contained in this Statement are not affirmative representations, warranties, covenants or waivers, and ________ shall not be liable to Developer, Purchaser or any third party on account of any information herein contained, notwithstanding the failure, for any reason, to disclose and/or correct relevant information. Notwithstanding the preceding sentence, ___________ shall be estopped from asserting any claim or defense against Purchaser to the extent such claim or assertion is based upon facts, now known to the person(s) signing below on behalf of _____________, which are contrary to those contained herein, if Purchaser has acted in reasonable reliance upon such statements without knowledge of facts to the contrary. This Statement is given solely for Purchaser's information and may not be relied upon by anyone other than Purchaser, or in connection with any transaction other than the transaction described above. Capitalized terms used in this Statement, unless otherwise defined, will have the meanings ascribed to such terms in the REA.

      Dated as of __________________, 2003.


                        __________________________________
                        a____________________(CORPORATION)


                        By: ______________________________
                        As Its:


                                   EXHIBIT 12
                         INLAND SOUTHERN MANAGEMENT LLC
                          FINAL DUE DILIGENCE CHECKLIST

A.    FINANCIAL INFORMATION

      1. Copy of leases and any guarantees

      2. Current Rent Roll

      3. Prior five full years operating statements

      4. Prior year's general ledger statement

      5. Last three years' bills for:

            a.    Real estate taxes

            b.    Insurance
                  1) Liability
                  2) Property

            c.    Reconciliation's for CAM/taxes/insurance

Statement of current monthly amounts paid by tenants for CAM/tax/insurance plus a year-to-date balance of amounts paid by each tenant

       6. Base rent collected in previous five calendar year period by tenant

       7. Physical occupancy for the last five calendar years prior to purchase

       8. Receivables status/aging report

       9. Tenant sales reports for last three years

      10. Tenant financial statements

      11. Lease expirations - next three years

      B.    EXPENSE INFORMATION

            1. Twelve months of consecutive utility bills

                  a.    Water
                  b.    Gas
                  c.    Electric
                  d.    Telephone & dedicated lines

2. Copies of all service agreements, contracts or any leases that encumber the property

      a.    Fire/burglar alarm

            1) Start date_________________________________
            2) Ending date________________________________
            3) Notice period______________________________
            4) Cancelable or not__________________________

      b.    Antenna cable/satellite dish

            1) Start date_________________________________
            2) Ending date________________________________
            3) Notice period______________________________
            4) Cancelable or not__________________________

      c.    Cleaning

            1) Start date_________________________________
            2) Ending date________________________________
            3) Notice period______________________________
            4) Cancelable or not__________________________

      d.    Exterminating

            1) Start date_________________________________
            2) Ending date________________________________
            3) Notice period______________________________
            4) Cancelable or not__________________________

      e.    Landscaping

            1) Start date_________________________________
            2) Ending date________________________________
            3) Notice period______________________________
            4) Cancelable or not__________________________

      h.    Scavenger

            1) Start date_________________________________
            2) Ending date________________________________
            3) Notice period______________________________
            4) Cancelable or not__________________________

      g.    Security service

            1) Start date_________________________________
            2) Ending date________________________________
            3) Notice period______________________________
            4) Cancelable or not__________________________

      h.    Snow removal

            1) Start date_________________________________
            2) Ending date________________________________
            3) Notice period______________________________
            4) Cancelable or not__________________________

      i     Towing

            1) Start date___
            2) Ending date_____
            3) Notice period_____
            4) Cancelable or not__

      j.    Union contracts

            1) Start date___
            2) Ending date_____
            3) Notice period_____
            4) Cancelable or not__

      k.    Elevator

            1) Start date___
            2) Ending date______

            3) Notice period_____
            4) Cancelable or not__

      l.    Uniform rental
            1) Start date_
            2) Ending date_______
            3) Notice period_____
            4) Cancelable or not_

      m.    Water softeners

            1) Start date_
            2) Ending date_______
            3) Notice period_____
            4) Cancelable or not_

      n.    Leasing

            1) Start date_
            2) Ending date_______
            3) Notice period_____
            4) Cancelable or not_

      o.    Management

            1) Start date_
            2) Ending date_______
            3) Notice period_____
            4) Cancelable or not_

      p.    Advertising

            1) Start date_
            2) Ending date_______
            3) Notice period_____
            4) Cancelable or not_

      q.    Tax reduction legal fees

            1) Start date_
            2) Ending date_______
            3) Notice period_____
            4) Cancelable or not_

      r.       Any other service contracts or leases not cancelable in 90 days
      1) Start date_____________________________________
      2) Ending date____________________________________
      3) Notice period__________________________________
      4) Cancelable or not______________________________

   3.Copies of all warranties which benefit the initial construction of the improvements upon the Property (e.g., HVAC, roof and parking lot)

C. ENVIRONMENTAL REPORTS

      1. Phase I

      2. Other

D. STAFFING

      1. Itemized by position and salary

E. SITE INSPECTIONS

      1.    Inspection report

      2.    Photo attached

F. MISCELLANEOUS

1.    Code violations

      a. Current and outstanding
      b. Last 24 months, with compliance
      c. Contact municipalities as to other problems

2. Easement/encumbrances: restrictive easement agreements/operating easement agreements

      a. Warranties
      b. Current tenant contact list
      c. Certificates of insurance from tenants
      d. Certificates of Occupancy for each tenant space

                                   EXHIBIT 13
                            SURVEYOR'S CERTIFICATION

      I/We hereby certify to INLAND _____________________________ (Inland nominee), ______________________ (Lender) and ________________________________
(Name of Title Insurance Company) that (a) this survey was prepared by me or under my supervision, (b) the legal description of the property as set forth herein, and the location of all improvements, encroachments, fences, easements, roadways, rights of way and setback lines which are either visible or of record in _________________________ County, _________________________ (according to
Commitment for Title Insurance Number ________________________________, dated _________________________, 2001(2), issued________________________________ ), are accurately reflected hereon, (c) this survey accurately depicts the state of facts as they appear on the ground, (d) except as shown hereon, there are no improvements, encroachments, fences or roadways on any portion of the property reflected hereon, (e) the property shown hereon has access to a publicly dedicated roadway, (f) the property described hereon {does} {does not} lie in a 100 year flood plain identified by the Secretary of Housing and Urban Development or any other governmental authority under the National Flood Insurance Act of 1968 (24 CFR Section 1909.1), as amended (such determination having been made from a personal review of flood map number __________________, which is the latest available flood map for the property), (g) the title lines and lines of actual possession are the same, (h) all utility services required for the operation of the property either enter the property through adjoining public streets, or this survey shows the point of entry and location of any utilities which pass through or are located on adjoining private land, (i) this survey shows the location and direction of all storm drainage systems for the collection and disposal of all surface drainage, (j) the property surveyed contains __________________ acres and ________________ parking spaces, (k) any discharge into streams, rivers, or other conveyance systems is shown on the survey. This survey has been made in accordance with "MINIMUM STANDARD DETAIL REQUIREMENTS FOR ALTA/ACSM LAND TITLE SURVEYS" jointly established and adopted by American Land Title Association ("ALTA") and American Congress on Surveying and Mapping ("ACSM") in 1999 and meets the accuracy requirements of an Urban Survey, as defined therein and includes items 1, 3, 4, 6, 7(a, b, and c), 8-11 and 13 of Table A thereof.

Dated: ________________, 2003   (NAME OF SURVEYOR AND QUALIFICATION)


                                     -----------------------------
                                     Registration No.
                                                     --------------

Note: Buyer also requires a finished floor elevation certificate for all finished structures located in a flood zone

                                   EXHIBIT 14
                                  TENANT LETTER
                              (Landlord Letterhead)

               (Landlord or management company Letterhead)

________ _____, 2003

Insert Tenant Name
Insert Tenant Address

      Re: The lease dated ________________ (collectively, with any and all amendments thereto, the "Lease") between _____________________ as tenant ("Tenant") and __________________________,
            _______________________ as landlord ("Landlord") for property located at the ____________________ Shopping Center, _____________ ,
            ______, ________ (the "Property")

Dear Tenant:

      Please be advised that the Property, subject to the above-referenced Lease, has been sold as of ______ _____ , 2003 to Inland Southeast ____________________, L.L.C. Inland Southeast ______________________, L.L.C. has
hired Inland Mid-Atlantic Management Corp. as its managing agent for the Property. Effective immediately, all rent payments pursuant to the Lease should be made payable to Inland Mid-Atlantic Management Corp. and sent to the following address:

      Inland Mid-Atlantic Management Corp.
      P. O. Box 403089
      Atlanta, GA 30384-3089

      In addition, all notices and other communications provided by Tenant under the Lease should be sent to Inland Southeast _____________ , L.L.C. at the following address:

      Inland Mid-Atlantic Management Corp.
      c/o Inland Southeast _________________, L.L.C.
      Attn: Ms. Laura Sabatino
      200 East Woodlawn Road
      Charlotte, NC 28217
      Telephone: 704-527-4555

      In addition, please contact your insurance agent to have a certificate forwarded, naming as additional insured: (i) Inland Mid-Atlantic Management Corp., and (ii) Inland Southeast _____________ , L.L.C. Thank you for your time and attention to this matter.

                                     Very truly yours,

                                     (Landlord or management company)

                                     By:
                                           -------------------------------

cc:   Inland Southeast __________________ , L.L.C.

                                   EXHIBIT 15

                                   EXHIBIT 15A
                                  GROUND LEASE

                            INDENTURE OF GROUND LEASE
                                   (PARCEL A)

            THIS INDENTURE OF GROUND LEASE ("LEASE") is executed as of the 1st day of October, 2000, by and between ELAINE W. SMITH PARTNERSHIP, LLP, a Florida limited liability partnership and THE SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P., a Florida limited liability partnership, whose address is 217 N. Monroe Street, Tallahassee, Florida 32301 (collectively, "LESSOR"); and KIMCO GOVERNORS MARKETPLACE LTD., a limited partnership organized and existing under the laws of the State of Florida, whose principal address is 3333 New Hyde Park Road, Suite 100, P.O. Box 5020, New Hyde Park, New York 11042-0020 ("LESSEE").

                                R E C I T A L S:

            A. Each Lessor is a limited liability partnership organized and existing under the laws of the State of Florida, and Lessor is the present fee owner of the Premises.

            B. Lessee is a limited partnership organized and existing under the laws of the State of Florida.

            C. Lessor and Lessee agree to lease the Premises and enter this lease on the terms and conditions herein set out.

            D. Lessee intends to assign portions of this lease, or sublease the Premises, to others who may construct improvements thereon in accordance with development plans and may in turn assign or sublease their premises.

            NOW, THEREFORE, in consideration of the premises recited above, the mutual covenants set forth below and other good and valuable consideration, Lessor and Lessee do hereby agree as follows:

            1.    PREMISES, GRANT, AND TERM.

            1.1. PREMISES. The "PREMISES" are described on EXHIBIT "A-1" attached hereto and made a part hereof by reference. The Premises includes the real property described thereon, all existing buildings, structures and improvements thereon and all equipment, machinery, fixtures and personal property therein and all rights and easements appurtenant thereto; provided, however, that Lessee shall have the right to demolish, renovate, alter, remove and replace the Premises and all portions thereof from time to time and in such manner as it may determine in its sole discretion. Attached to this Lease as EXHIBIT "A-2" is a site plan (the "SITE PLAN") depicting all of the proposed improvements (the "INITIAL IMPROVEMENTS") which Lessee initially proposes to construct on the Premises, which Site Plan may be amended from time to time, along with all Outlot Parcels (as hereinafter defined).

            1.2. GRANT OF LEASEHOLD. The Lessor does hereby demise and lease the Premises unto the Lessee for the term hereof.

            1.3.  TERM. The term ("TERM") of this Lease shall be eighty-five
(85) years, commencing on the date of exercise by Lessee of the Option (the "COMMENCEMENT DATE") and ending midnight on the day immediately preceding the eighty-fifth (85th) anniversary of the Commencement Date (the "EXPIRATION Date"), unless sooner terminated as provided in this Lease. Upon exercise of the Option, Lessor and Lessee shall execute a certificate confirming the Commencement Date and the Expiration Date.

            1.4. LEASE YEAR. For purposes of this Lease, "LEASE YEAR" shall mean (a) the twelve (12) month period which commences upon the first day of the January coincident with or next following the Rental Commencement Date; and (b) each calendar year thereafter during the Term; except that the final Lease Year shall end on the last day of the Term.

            1.5. ADDITIONAL PROPERTY. Lessor is the owner of the property described on EXHIBIT "F" attached hereto (the "ADDITIONAL PROPERTY"). If requested by Lessee, Lessor shall reasonably promptly make the Additional Property available to Lessee for any one or more of the following purposes (the "INTENDED PURPOSES"): (a) to expand the storm water facilities serving the Premises, (b) as wetlands or other mitigation required by the City of Tallahassee or any other governmental agency or authority, or (c) to otherwise address the storm water requirements for the Premises. Without limiting the generality of the foregoing sentence, Lessor shall, if requested by Lessee, (i) lease, deed or grant a perpetual easement over all or any portion of the Additional Property to the City of Tallahassee or any other governmental agency or authority designated by Lessee, in all cases for one or more of the Intended Purposes, and/or (ii) grant an easement, extending for the term of this Lease, over all or any portion of the Additional Property to Lessee for no additional consideration and otherwise on all of the same terms and conditions contained in this Lease, to be used by Lessee for the Intended Purposes or any other use permitted under this Lease. Any lease or easement to the City of Tallahassee or any other governmental agency or authority and any easement to Lessee granted pursuant to the immediately preceding sentence shall be in form and substance acceptable to the grantee thereunder.

            2.    RENTAL PROVISIONS:

            2.1. AGREEMENT BY LESSEE. Lessee hereby covenants and agrees to pay to Lessor, as rent for the Premises during the term hereof, the "Basic Rent" and "Overage Rent" hereinafter provided for.

            (a) RENTAL COMMENCEMENT DATE. Rent hereunder shall commence upon the rental commencement date ("RENTAL COMMENCEMENT DATE"). The Rental Commencement Date shall be the earlier of: (i) the date of issuance of certificates of occupancy for, and the opening for business to the public of, eighty percent (80%) of the gross leasable area of the Initial Improvements; or (ii) June 1, 2001. Within thirty (30) days after substantial completion of the Initial Improvements, Lessee shall provide Lessor with a certificate from Lessor's architect certifying as to the total gross leasable area of the Initial Improvements. Within five (5) business days after (x) a certificate of occupancy is issued for any subleased portion of the Initial Improvements, and (y) the subtenant under the sublease of such subleased premises opens for

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      business to the public, Lessee shall provide Lessor with a certificate certifying as to the gross leasable area of such subleased premises. If the Rental Commencement Date is other than the first day of the month, the "Basic Rent" for such month in which the Rental Commencement Date occurs shall be prorated.

            (b) PAYMENTS BY LESSEE FOR CREDIT AGAINST BASIC RENT. Lessor and Lessee are parties to that certain Option to Lease (the "OPTION") which provides for payment, by Lessee to Lessor, of certain sums which sums shall not be credited against, but shall be in addition to, "Basic Rent."

            2.2. BASIC RENT. During the Term hereof, Lessee shall pay rent ("BASIC RENT"), in advance, on the first day of each calendar month in an amount equal to $22,500.

            2.3. PERCENTAGE OR OVERAGE RENTAL. Lessee shall pay to Lessor as overage rent ("OVERAGE RENT"), (A) ten percent (10%) of all Minimum Rent received by Lessee during any Lease Year in excess of $2,860,000.00, plus (B) an additional ten percent (10%) of all Minimum Rent received by Lessee during any Lease Year after the fifth Lease Year in excess of $2,860,000.00, plus (C) fifty percent (50%) of the Outlot Rent from each Outlot Parcel received by Lessee during any Lease Year in excess of the Outlot Base Amount applicable to such Outlot Parcel, plus (D) twenty-five percent (25%) of all Percentage Rent received by Lessee during any Lease Year.

            "MINIMUM RENT" means fixed rent actually received by Lessee from subtenants of the Premises under written subleases, but Minimum Rent shall not include (i) any sales or use taxes paid by such subtenants or reimbursed to Lessee, (ii) any amounts paid by such subtenants in reimbursement of amounts (such as real estate taxes, insurance premiums and operating expenses) expended by Lessee in connection with the Premises, (iii) Outlot Rent or (iv) Percentage Rent.

            "PERCENTAGE RENT" means rent (i) actually received by Lessee under written subleases setting forth the basis of such payment and (ii) based upon a percentage of gross sales of goods or services by subtenants under such subleases to third party customers; provided that Percentage Rent shall not include any sales or use taxes paid by a subtenant or reimbursed to Lessee.

            "OUTLOT RENT" means the fixed ground rent and Percentage Rent actually received by Lessee under written subleases for each of outlot parcels 1, 2, 3 and 4 depicted on EXHIBIT A-2 ("OUTLOT PARCEL") included in the Premises. However, Outlot Rent shall not include (i) any sales or use taxes paid by subtenants or reimbursed to Lessee, and (ii) any amounts paid by such subtenants in reimbursement of amounts (such as real estate taxes, insurance premiums and operating expenses) expended by Lessee in connection with the Premises; provided that if (A) Lessee develops, at its expense, any building or buildings on an Outlot Parcel and subleases the land and such building or buildings to a subtenant or reimburses any subtenant of an Outlot Parcel for all or any substantial portion of the cost of constructing any building or building on such Outlot Parcel, or (B) Lessee leases any building or buildings constructed by a prior subtenant of an Outlot Parcel (with or without the land on which such building or buildings is located) to a new subtenant, then there shall be deducted from the annual rent paid by the subtenant of such Outlot Parcel which would otherwise be included in Outlot Rent for such Outlot Parcel, an amount (the "EXCLUDED RENT") equal to eleven percent (11%) of the total aggregate cost (including hard costs and soft costs) of constructing the building or buildings on such Outlot Parcel and any additions thereto. Notwithstanding the proviso to the immediately preceding sentence, in no event shall the annual Outlot Rent actually received by Lessee with respect to any Outlot Parcel be reduced to an amount less than nine percent (9%) of the Appraised Value of such Outlot Parcel or the Base Amount applicable to such Outlot Parcel, whichever is greater. The Appraised Value of a given Outlot Parcel shall be determined in accordance with the appraisal procedures provided in Paragraph 21 as of the date of execution of any sublease for such Outlot Parcel. Excluded Rent for any Lease Year shall be included in Minimum Rent for such Lease Year for purposes of determining Overage Rent.

            "OUTLOT BASE AMOUNT" means for each Lease Year $40,000 for Outlot Parcel 1, $50,000 for Outlot Parcel 2, $55,000 for Outlot Parcel 3 and $35,000 for Outlot Parcel 4, which Outlot Parcels are depicted on EXHIBIT A-2 hereto.

            (a) Except as otherwise expressly provided below, Overage Rent for each Lease Year shall be paid in full on or before April 1 of the following Lease Year, which payment of Overage Rent shall be accompanied by the annual report of Overage Rent required under Paragraph 2.4 for the Lease Year to which such payment relates.

            (b) All Overage Rent due pursuant to clauses (B), (C) and (D) of the first grammatical paragraph of this Paragraph 2.3 shall be expressly subject and subordinate to any Leasehold Mortgage and, in the event of the foreclosure of such Leasehold Mortgage or the delivery of an assignment of this Lease in lieu of foreclosure of such Leasehold Mortgage, Lessor's right to receive, and Lessee's obligation to pay, Overage Rent due pursuant to clauses (B), (C) and (D) of this Paragraph 2.3 shall terminate and only the Overage Rent due pursuant to clause (A) shall thereafter be due and payable.

            (c) In the event, Lessee receives a lump sum termination or similar payment from any subtenant (a "TERMINATION PAYMENT") in connection with the early termination of a sublease (a "TERMINATED SUBLEASE") of a portion of the Premises or the improvements thereon, the following provisions shall apply:

                        (i) If the Termination Payment does not exceed $50,000, Lessee shall be entitled to hold such Termination Payment, in which event Lessee shall certify to Lessor in writing the amount of all Termination and Releasing Costs and the amount of the Net Termination Payment reasonably promptly after the determination thereof.

                        (ii) If the Termination Payment is greater than $50,000, it shall be deposited in an escrow with an independent escrowee (the "TERMINATION PAYMENT ESCROWEE") reasonably acceptable to Lessor and Lessee. All costs (the "TERMINATION AND RE-LEASING COSTS") incurred by Lessee in terminating a Terminated Sublease (including without limitation all legal fees) and in re-leasing the premises subleased under the Terminated Sublease (including without limitation leasing commissions, attorneys' fees, the cost of tenant improvements and any tenant allowances) shall be reimbursed to Lessee solely from the proceeds of the Termination Payment upon written request to the Termination Payment Escrowee provided Lessee provides Lessor with a copy of such request and reasonable evidence of such Termination and Re-Leasing Costs, and provided further that any item of such Termination and Re-Leasing Costs in excess of $5,000 shall be paid directly by the Termination Payment Escrowee from time to time when due out of the Termination Payment upon written request by Lessee to the Termination Payment Escrowee and Lessor accompanied by copies of the invoices pertaining to such costs. The amount, if any, by which the Termination Payment received in connection with a Terminated Sublease exceeds the Termination and Re-Leasing Costs is referred to herein as the "NET TERMINATION PAYMENT."

                        (iii) If the rent payments under a Terminated Sublease
            (ignoring, however, for this purpose Excluded Rent) would have been classified, in whole or in part, as Minimum Rent, the Net Termination Payment relating to such Terminated Sublease shall be characterized as Minimum Rent, and, if the rent payments under a Terminated Sublease would have been classified, in whole or in part, as Outlot Rent, the Termination Payment relating to such Terminated Sublease shall be characterized as Outlot Rent. Upon determination of the Net Termination Payment, the Net Termination Payment shall be divided by the number of full or partial months (the "REMAINING MONTHS") from and including the month in which the termination of the Terminated Sublease occurs until the month in which the last day of the then current term or renewal term of the Terminated Sublease would have occurred had the Terminated Sublease remained in effect, and an amount equal to the resulting quotient shall be added to each of the Remaining Months for purposes of calculating Minimum Rent or Outlot Rent, as applicable, under this Lease. If the Net Termination Payment is determined after the expiration of any Lease Year which includes one or more Remaining Months and if the

            Minimum Rent or Outlot Rent, as applicable, for such Lease Year has already been calculated and paid, the Minimum Rent or Outlot Rent, as applicable, for such Lease Year shall be recalculated based upon the allocation of the Net Termination Payment to the Remaining Months included in such Lease Year, and any additional resulting Overage Rent shall be paid by Lessee to Lessor promptly after completion of such recalculation.

            2.4. ANNUAL REPORT OF OVERAGE RENT. Lessee shall furnish to Lessor at the time of payment of the Overage Rent for any Lease Year a statement, in reasonable detail, prepared by Lessee and certified, to the best of its knowledge, by a partner or member of Lessee or by Lessee's independent public accountants, showing the Minimum Rent, Percentage Rent, and Outlot Rent paid by Lessee's subtenants and the calculation of Overage Rent pursuant to Paragraph
2.3 based thereon for such Lease Year. Lessor shall have the right at any time to inspect the books and records of Lessee at Lessee's offices during normal business hours and after reasonable notice given within thirty (30) days after the date such annual statement is delivered to Lessor. Unless Lessor provides Lessee with a written notice within thirty (30) days after the date of delivery to Lessor of such annual statement setting forth in reasonable detail Lessor's objections to such annual statement and the basis for such objections, such annual statement and the Overage Rent set forth therein shall be considered as final and accepted by Lessor. If Lessor furnishes a timely notice of objection to Lessee, a final determination of the Minimum Rent, Percentage Rent, and Outlot Rent paid by Lessee's subtenants and the Overage Rent based thereon for the applicable Lease Year shall be made by independent public accountants selected by Lessee and reasonably acceptable to Lessor, which determination shall be final and binding on Lessee and Lessor. The cost of the accountants shall be borne by Lessor unless such final determination indicates that Lessee understated the Overage Rent due Lessor for the applicable Lease Year by more than five percent (5%), in which event said cost shall be borne by Lessee.

            Notwithstanding any provision of this Lease to the contrary, in the event Lessee fails to provide an annual statement as required by this Paragraph
2.4 and Lessor notifies a Leasehold Mortgagee of such default as provided in Paragraph 14.2(b), such Leasehold Mortgagee shall be given the time reasonably necessary to permit such Leasehold Mortgage to obtain possession of the Premises and to obtain the information necessary to cure said default by providing the required statement.

            2.5. NO PARTNERSHIP RELATIONSHIP. Notwithstanding the provisions of this Article 2 with respect to the payment of Overage Rent, or any other provision of this Lease, the intention to form a partnership or any other association (other than that of landlord and tenant) as between Lessor and Lessee is denied, and no partnership, joint venture, or other entity or association, or relationship of principal and agent, shall be deemed to result from any provision of this Lease or otherwise.

            2.6. SALES AND USE TAXES. Any sales or use taxes payable with respect to any rent due hereunder shall be paid by Lessee.

            3.    IMPOSITIONS, NET LEASE, ETC.

            3.1. PAYMENT OF IMPOSITIONS. Following the commencement of the Term, Lessee agrees to pay or cause its subtenants to pay, before delinquency, all taxes and assessments (including but not limited to ad valorem, sales, use, tangible personal property, excise, franchise, or other local, state, or federal taxes or fees), general and special, water and sewer rents, rates and charges, charges for public utilities, excises, levies, documentary stamps, license and permit fees and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever (other than income, intangible, federal and state inheritance, franchise and estate taxes assessed against Lessor or its partners or principals as a result of the rents paid hereunder or against the estate of any partner of Lessor as a result of the value of the Premises or Lessor's interest in said Premises or this Lease) (collectively, the "IMPOSITIONS"), which at any time during the Term may be assessed, levied, or imposed upon the Premises, or any part thereof or any appurtenance thereto or on any rentals paid hereunder, or on any business activity conducted (other than by Lessor) on or from the Premises; all of which Impositions shall be paid by Lessee on or before the last day on which payment may be made without penalty, unless Lessee is contesting such Impositions as provided in Paragraph 3.3. Notwithstanding the foregoing, all Impositions becoming a lien upon the Premises, or payable, with respect to any calendar year of the Term, a portion of which calendar year is not within the Term, shall be prorated between Lessor and Lessee. Subject to the provisions of Paragraph 3.3, Lessee shall, within ten
(10) days after request from Lessor, furnish to Lessor for inspection within thirty (30) days after the last day on which Impositions may be paid without penalty, official receipts of the appropriate authority or other proof reasonably satisfactory to Lessor evidencing such payment.

            3.2. NET/NET GROUND LEASE. This is a net/net ground lease, and Lessee shall pay or cause to be paid all expenses of every kind associated with the Premises and any business conducted thereon or therefrom, including but not limited to insurance, service charges, liens, and Impositions of any kind and description in connection with the Lease, the Premises, the rental paid hereunder or any business conducted thereon or therefrom, including but not limited to sales, use, tangible personal property and ad valorem taxes, and any liens, impact fees, and other Impositions on the above, but excluding any payments in connection with any mortgage or other lien encumbering the interest of Lessor. In the event any special assessment or tax is imposed on the Premises or any business conducted thereon, Lessor, shall upon request from Lessee, elect, to the extent available, to have such tax paid in the maximum number of installments permitted, but Lessee shall be fully responsible for paying all such tax accruing during the Term as provided above..

            3.3. CONTESTS. Notwithstanding anything contained in this Lease to the contrary, Lessee shall have the right at any time and from time to time to contest the amount or validity of any Impositions by appropriate legal proceedings, diligently pursued, in the name of Lessor (which shall cooperate with Lessee at Lessee's cost) if required by any law, rule or regulation, and to withhold payment of such Impositions during the pendency of such contest, provided that: (i) neither the Premises nor any part thereof nor interest therein would be in any imminent danger of being sold or forfeited; (ii) all expenses incurred in connection with such proceedings shall be paid by Lessee, and (iii) unless otherwise deposited with a governmental authority or not required by law as a condition to contest, Lessee shall deposit with a "Leasehold Mortgagee" (defined in Paragraph 14.1 below) with a first lien (a "FIRST LEASEHOLD MORTGAGE") on Lessee's interest in the Premises (the "FIRST LEASEHOLD MORTGAGEE") or with Lessor, cash, a letter of credit, a surety bond, or other reasonable security in an amount equal to at least one hundred percent (100%) of the contested portion of such Impositions, or Lessee shall provide Lessor with title insurance from a title insurer of national recognition insuring without exception for the contested Impositions.

            4. USE OF PREMISES. Lessor agrees that the Premises may be used for any lawful purposes. Any and all buildings and improvements constructed on the Premises and any portion thereof shall be used only for lawful purposes. Lessee shall not commit or permit any waste to the Premises or any improvements located thereon, except that the foregoing shall not in any way limit the right of Lessee, its agents, employees and subtenants, to demolish, renovate, rebuild, construct, modify, alter and improve, in whole or in part, at any time or from time to time, improvements now or hereafter located on the Premises in accordance with Paragraph 6 hereinbelow.

            5. MAINTENANCE AND REPAIRS. Lessee (or its subtenants), at all times during the term of this Lease, and at its or their own expense, shall keep and maintain in good order and repair, all buildings and improvements on the Premises, subject to normal wear and tear and loss by casualty.

            6. IMPROVEMENTS, ALTERATIONS AND ADDITIONS. Lessee and its subtenants, at its or their own expense, shall have the right from time to time
(i) to demolish and remove any and all buildings, structures and improvements now or hereafter located on the Premises; (ii) to construct a new or replacement building or buildings, structures and/or improvements on the Premises; (iii) to replace, improve, construct, and erect any and all buildings, structures and improvements on the Premises; and (iv) to make any and all alterations, modifications and additions to such buildings, structures and improvements, provided that, (a) all work performed by Lessee at the Premises shall be done in a good and workmanlike manner and in material compliance with all applicable laws, rules, and regulations (subject, however, to Lessee's right to contest such laws by applicable proceedings conducted in good faith and diligently pursued), (b) Lessee shall cause any general contractor performing material work at the Premises to name Lessor as an additional insured on such general contractor's liability insurance, and (c) for work involving costs in excess of $500,000 (which amount shall be increased or decreased every fifth Lease Year of the Term based upon the net increase or decrease in the Index (as hereinafter defined) during the immediately preceding five Lease Year period), site plans, exterior design plans, and landscaping plans shall be submitted to and approved by Lessor, which approval shall not be unreasonably withheld, conditioned, or delayed (and Lessor's failure to give written notice of disapproval of a submission within fifteen (15) days after receipt of same shall be deemed an approval of such submission).

            (a) ON-SITE AND OFF-SITE DETENTION AND RETENTION. Lessee agrees that it shall be solely responsible for all stormwater runoff and drainage, both on-site and off-site, from the use and operation of the Premises and all buildings, structures, and improvements now or hereafter constructed by

      Lessee thereon, and, other than as expressly provided below with respect to the Drainage Easement and the Drainage Facility, shall be solely responsible for providing, at Lessee's cost, any and all on-site or off-site retention or detention as may be required from time-to-time by any governmental regulatory authorities or as otherwise provided in this Lease. Lessee also agrees that it shall be solely responsible for obtaining, at Lessee's cost, any and all necessary governmental or other regulatory authority approvals or permits relating to the foregoing.

            Lessor warrants that the Drainage and Retention Pond Easement dated April 7, 1978, by and between Lessor and Governors Square, Inc., recorded at Official Records Book 894, Page 1025, public records of Leon County, Florida, and as amended and modified by that certain Amendment to Drainage and Retention Pond Easement dated April 1, 1980, recorded in the Public Records, Official Records Book 956, Page 2240, and as further amended by a Second Amendment to Drainage and Retention Pond Easement dated February 28, 1992, recorded in the Public Records, Official Records book 1546, Page 0644, and as supplemented by a Supplement to Drainage and Retention Pond Easement dated January 12, 1993, recorded in the Public Records, Official Records Book 1546, page 644, (the "DRAINAGE EASEMENT") is in full force and effect and has not been amended or modified except as stated herein. To the extent permissible under the terms of the Drainage Easement, Lessor assigns and grants to Lessee that part of the non-exclusive rights as are permitted under the Drainage Easement for the purpose of draining surface waters from the Premises into the Governors Square drainage facility (the "DRAINAGE FACILITY" or "STORMWATER POND") as described in the Drainage Easement, subject to the following conditions and restrictions.

            (b) The maximum impervious surface to be drained from the Premises to the Stormwater Pond shall not exceed 13.31 acres of the Premises.

            (c) If Tenant's use and the improvements made by Lessee to the Premises shall be determined by any governmental or other regulatory authority or reasonably determined by the grantee or grantee's successors under the Drainage Facility to accommodate runoff in excess of that permitted under Subsection b which may result from any Lessee's development of the Premises, then, at Lessee's cost, such alterations shall be completed and any necessary governmental approvals or permits shall be obtained before Lessee's development is commenced or if already commenced, then within a reasonable period of time after written notice to Lessee. The cost to be paid by Lessee shall include, without limitation, design, and engineering fees, cost of complying with any applicable environmental regulations and construction costs and all permitting fees, and the cost, if any, of obtaining any consent or permission from any party other than Lessor having an interest in the Drainage Facility or the Drainage Easement.

            (d) Lessee shall not be responsible for performance of or contribution to maintenance of the Drainage Facility except (1) to the extent as may be required under the paragraph next above; and (2) to the extent that Lessor may be obligated or liable to any third party under the Drainage Easement or any governmental entity for such maintenance (provided Lessor shall not agree or consent to the increase or expansion of its existing obligations and liabilities with respect to such maintenance) and in either event, Lessee shall be responsible for discharging and satisfying Lessor's obligations and liability to the extent the same shall be required as a result of Lessee's use and occupancy of the Premises.

            (e) In addition to the foregoing, if there is no public drainage way or easement available, then Lessor agrees that it will grant to Lessee a non-exclusive easement to the extent as may be reasonably necessary over and across property owned by Lessor which lies between the Premises and the Drainage Facility for the purpose of utilizing the drainage rights granted by Lessor herein to the extent that it may be necessary to transport that part of the stormwater allowed under this provision to be drained from the Premises to the Drainage Facility. The location, route, and type of construction of said easement area shall not unreasonably interfere with Lessor's use of Lessor's property over which the easement will run and shall be subject to the consent of the Lessor, provided, however, such consent shall not be unreasonably withheld, conditioned or delayed. Lessee acknowledges that any and all costs and expenses associated with the location of said easement, the construction, installation or utilization of the easement, or any other matters pertaining to said easement, shall be borne by the Lessee.

            (f) INDEMNIFICATION AND INSURANCE IN CONNECTION WITH ON-SITE AND OFF-SITE DRAINAGE DETENTION AND RETENTION. Lessee agrees that it will indemnify and save Lessor harmless against any and all legal liabilities, penalties, damages, expenses, claims, and judgments arising from injury or damage or death to person or property occasioned by Lessee's or any of Lessee's employees', agents', or contractors' acts or failures to act with respect to the Drainage Facility, or on the Premises in connection with the operation of the Drainage Facility and this shall be construed to include, but not be limited to, claims or actions for air, water, or noise pollution, including, but not limited to claims or actions arising from surface water runoff or drainage from the Premises. Lessee shall cause the public liability insurance policies required under this Lease to include the Drainage Facility.

            (g) MODIFICATION OR TERMINATION OF DRAINAGE EASEMENT AGREEMENT. Lessor shall not cause or permit the termination of the Drainage Easement Agreement and shall not modify or amend the Drainage Easement Agreement in any manner which may (i) adversely affect Lessee's or any of its subtenants' (or sub-subtenants') use of the Drainage Facilities, (ii) reduce Lessee's rights thereunder or (iii) increase Lessee's obligations or liabilities thereunder.

            (h) MAGNOLIA PARK DISCHARGE. Magnolia Park Shopping Center, Ltd. ("MAGNOLIA PARK") leases from Lessor and/or affiliates of Lessor that certain property legally described on EXHIBIT "E" hereto (the "MAGNOLIA PARK PROPERTY") pursuant to a lease dated October 1, 1985, between Lessor and/or affiliates of Lessor, as lessor and Magnolia Park, as lessee, as amended by a first amendment, dated October 14, 1986 (the "MAGNOLIA PARK LEASE"). Lessor shall use, in Lessor's sole judgment, its best efforts to cause Magnolia Park to permanently cease and desist from discharging stormwater from the Magnolia Park Property onto the Premises, including, without limitation, any such stormwater being discharged onto the Premises through the 24 inch reinforced concrete pipe extending from the existing detention pond located on the north portion of the Magnolia Park Property or through the 36 inch reinforced concrete pipe located on the Magnolia Park Property and draining approximately 28 acres of land along Magnolia Drive and Park Avenue. In using Lessor's best efforts, if Lessor determines there is no unreasonable interference in the use of Lessor's adjoining property lying between Magnolia Park Property's drainage pond and Park Avenue, Lessor will make available to magnolia Park Property a limited easement to convey water discharged from the Magnolia Park Property holding pond to such drainage systems as may be in the right-of-way of Park Avenue. Notwithstanding the foregoing, if Lessor, through its efforts, is unable to bring about the change in the drainage as described above, Lessor shall not be liable to Lessee or have any further obligation to Lessee to accommodate or otherwise change the above-described drainage as that will be the sole obligation and expense of Lessee. Lessor will, however, continue to cooperate with Lessee in making available an alternate easement of Lessor's property so long as the easement or use of the easement does not in Lessor's reasonable judgment adversely impact or affect Lessor's remaining property.

            7. REQUIREMENTS OF LAW. Lessee shall, at its own expense, maintain material compliance with all present and future laws, ordinances, requirements, orders, directions, rules, and regulations of the federal, state, county, and city governments and of all other governmental authorities having jurisdiction over the Premises or any part thereof, and all of their respective departments, bureaus, and officials, whether the same are in force at the commencement of the Term or may in the future be passed, enacted, or directed (collectively, "LAWS AND REGULATIONS") to the extent such compliance is within the control of Lessee, and Lessee shall use commercially reasonable efforts to require that subtenants of the Premises maintain material compliance with all applicable Laws and Regulations. Without limiting the generality of the foregoing, Lessee or its subtenants shall procure, pay for, and keep in effect all permits, licenses, certificates, or other authorizations required in connection with any buildings or improvements erected on the Premises. Lessor shall cooperate with Lessee therein at Lessee's cost. Notwithstanding the foregoing, Lessee and its subtenants may contest any Laws and Regulations or the application thereof to the Premises or any buildings or improvements located thereon by appropriate proceedings diligently pursued and in the name of Lessor if required by any Laws and Regulations and may fail or refuse to comply with any contested Laws and Regulations during the pendency of such contest, provided that: (a) neither the Premises nor any part thereof nor interest therein would be in any imminent danger of being sold or forfeited; and (b) all expenses incurred in connection with such proceedings shall be paid by Lessee. Lessor shall not unreasonably withhold its consent to, and shall join in, all easements, dedications or rights-of-way to public authorities and/or utility companies. As of the date of this Lease, Lessor has not received notice of any violation by or at the Premises by any Laws and Regulations other than violations which have theretofore been corrected.

            8. MECHANICS' AND MATERIALMEN'S LIENS. If at any time during the Term, any lien or claim for lien of a mechanic, materialman or laborer shall be filed against the Premises or any part thereof for any work, labor, or materials furnished or claimed to have been furnished to, or pursuant to agreement with Lessee, any agent or subtenant of Lessee, or any agent, subtenant, contractor, or subcontractor of any of them (such work, labor, or materials being "LESSEE'S WORK"), Lessee shall, at Lessee's cost, within thirty (30) days after the filing thereof and notice of such filing, either (a) cause the lien to be discharged of record by payment, deposit, bond, order of court of competent jurisdiction, appropriate legal proceedings or otherwise; or (b) cause a title insurer of national recognition to insure Lessor without exception for loss or damage to Lessor's interest in the Premises that may be occasioned by such lien; or (c) deposit with a Leasehold Mortgagee or Lessor cash, a letter of credit, a surety bond or other reasonable security in an amount at least equal to one hundred percent (100%) of such lien. If any action or proceeding is brought against Lessor or any agent of Lessor in connection with any Lessee's Work or any lien or claim for lien for any Lessee's Work, Lessee either shall, at its cost, or shall cause the responsible subtenant, at such subtenant's cost, to defend the same on behalf of Lessor or any such agent, as the case may be, to the extent allowed by law, and to pay the amount of any award or judgment made in such action or proceeding, prior to the issuance of any execution against Lessor or the Premises, or both, to satisfy such award or judgment.

            Lessee is not the agent of Lessor for the construction, alteration, or repair of any buildings or improvements on the premises by Lessee during the term of this Lease, and all contractors, materialmen, mechanics, and laborers are hereby charged with notice that they must look to Lessee only for the payment of any charge for work done or materials furnished on the Premises during the term of this Lease.

            9.    CASUALTY INSURANCE.

            9.1. FIRE AND EXTENDED COVERAGE. Lessee, at its own expense, will at all times keep the buildings and improvements on the Premises insured against loss by fire, with extended coverage and such other coverage as is customarily maintained by owners of like properties in Tallahassee, Florida, in each case in an amount sufficient to prevent Lessor and Lessee from becoming co-insurers under provisions of applicable policies of insurance, all such policies shall be in an amount not less than ninety percent (90%) of the full replacement cost of all buildings and improvements located from time to time on the Premises, exclusive of footings and foundation.

            9.2. BOILER INSURANCE. Lessee, at its own expense, will also maintain, to the extent available, explosion insurance in respect to any steam and pressure boilers and similar apparatus located on the Premises in customary amounts.

            9.3.  INSURANCE REQUIREMENTS.

            (a) Except as otherwise provided in this Paragraph 9.3, all insurance provided by Lessee as required by this Paragraph 9 and by Paragraph 12 shall be procured from companies licensed to transact business in the State of Florida. Lessor shall be named as an additional insured on all policies of liability insurance. Certificates evidencing such insurance shall be delivered to Lessor upon the execution of this Lease, and renewals thereof shall be delivered to Lessor at least thirty
      (30) days prior to the expiration dates of the respective policies. All such policies shall contain a provision that they shall not be cancelled or materially modified without at least thirty (30) days (or such other time period as may from time to time be customary under similar policies) prior notice to Lessor. Any and all insurance required under this Lease may be provided by blanket insurance policies covering the Premises as well as other properties, provided such blanket insurance policies are reasonably acceptable to Lessor. Notwithstanding any of the foregoing, but subject to the provisions of Paragraph 9.3(b) below, where a subtenant of Lessee provides insurance through a program of self-insurance, such self-insurance shall be deemed to fulfill the requirements hereof.

            (b) Lessee (or its subtenant, if applicable) may self-insure any of the insurance obligations hereunder during any period of time in which the net worth of the insuring party (or a guarantor thereof) exceeds One Hundred Million Dollars ($100,000,000.00), which amount shall be adjusted on the twenty-first (21st) anniversary of the date of this Lease and thereafter on each subsequent fifth anniversary during the Term of this Lease, by increasing such amount so as to reflect the percentage increase in the Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. City Average, All Items (the "INDEX") published by the Bureau of Labor Statistics of the United States Department of Labor over the most recently reported monthly index as of the date of this Lease. If Lessee or any subtenant intends to self-insure any of the insurance obligations hereunder as provided above, such Lessee or subtenant must first notify Lessor of Lessee's or subtenant's intentions and furnish to Lessor and keep on file with Lessor a current set of financial statements showing a net worth (assets minus liabilities) of the Lessee or subtenant, as applicable, of not less than $100,000,000.00 as of the ending balance sheet date. Such financial statements shall include a balance sheet, income statement and statement of cash flow; shall be prepared in accordance with generally accepted accounting principles ("GAAP"); and shall be accompanied by an unqualified report from a firm of nationally recognized independent auditors based on an audit performed in accordance with generally accepted auditing standards ("GAAS"). For purposes of this section, "Current Set of Financial Statements" shall mean financial statements with an ending balance sheet date within the last sixteen (16) months. If at any time the net worth of Lessee or subtenant utilizing this provision is less than the required amount, such Lessee or subtenant shall immediately obtain the required insurance coverage as otherwise required in this Lease or be in default of this Lease.

            9.4. INSURANCE PROCEEDS. In the event of loss under any such policy or policies, Lessee may, at its option, proceed with the repair, if and to the extent proceeds are received by Lessee, restoration, or replacement of the damaged or destroyed buildings and improvements in accordance with Paragraph 10 hereof; or, in the alternative, Lessee may remove the debris and grade the site. Subject to the terms of any first Leasehold Mortgage, the insurance proceeds shall be paid to a nationally recognized title insurance company or trust company, as escrowee, for application to such repair, restoration, or replacement as same progresses, or, if the aggregate insurance proceeds are less than Two Hundred Thousand Dollars ($200,000.00) and there is no uncured Event of Default hereunder, such proceeds shall be paid directly to Lessee to pay the cost of repair, restoration, or replacement. Upon the completion of such repair, restoration, or replacement, free from all liens of mechanics and materialmen and others, any surplus of insurance monies shall be paid to Lessee or to its first Leasehold Mortgagee, if required under such mortgagee's mortgage. Lessee's first Leasehold Mortgagee at the time of any loss under any insurance policy or policies maintained by Lessee hereunder shall be entitled to participate in the settlement of any insurance claim to the extent provided in such first Leasehold Mortgagee's loan documents.

            10.   DAMAGE OR DESTRUCTION.

            10.1. RESTORATION OR REPLACEMENT. Except as provided in Paragraph 10.2, in the event of damage to or destruction of the buildings or improvements on the Premises by fire or other casualty, Lessee shall give Lessor and any Leasehold Mortgagee prompt notice thereof and shall promptly, at its own expense (or with the proceeds of insurance), (a) repair, restore, or rebuild the existing buildings and improvements or construct other improvements and buildings of equal or greater value, or (b) at Lessee's option, remove all debris and grade the site; provided that, if Lessee elects to remove all debris and grade the site pursuant to clause (b) above, this Lease shall terminate ninety (90) days after completion thereof and Lessee shall be entitled to retain any insurance proceeds in excess of the cost of such removal and grading. In the event a fire or other casualty damages or destroys the buildings or improvements on the Premises, unless due to any act or omission of Lessor, its agents or employees, Lessee shall not be entitled to any abatement of Basic Rent or Overage Rent during the period such damage or destruction is being repaired or restored.

            10.2. RIGHTS OF LEASEHOLD MORTGAGEE. Notwithstanding the provisions of Paragraphs 9 or 10, if the terms of a Leasehold Mortgage shall require that any insurance proceeds be paid to the holder of the Leasehold Mortgage for application to amounts owing under the Leasehold Mortgage, then (a) such proceeds shall be paid to such holder to the extent required under the Leasehold Mortgage; and (b) Lessee's obligations for repair, restoration, or rebuilding under Paragraph 10.1 shall be limited to such work as can be reasonably accomplished with the amount of the insurance proceeds, if any, available to Lessee after application of proceeds under the Leasehold Mortgage.

            10.3. TERMINATION. Notwithstanding any provision of this Lease to the contrary, if (a) the amount of the proceeds, if any, paid to the holder of the Leasehold Mortgage under Paragraph 10.2 is equal to fifteen percent (15%) or more of the amount required to complete any repair, restoration, or rebuilding necessitated by fire or other casualty as estimated by an independent engineer or architect reasonably satisfactory to Lessor and Lessee (an "ESTIMATOR"); or
(b) the amount which would be required to complete any repair, restoration, or rebuilding necessitated by fire or other casualty as estimated by an Estimator is equal to or greater than 30% of the full replacement cost of the buildings, structures and improvements on the Premises, then, in either event, Lessee shall have the option to terminate this Lease upon written notice to Lessor (a "TERMINATION NOTICE") given not later than the date ninety (90) days after the date of the fire or other casualty. If a Termination Notice shall be given, then this Lease shall terminate on the date in the Termination Notice, but not later than one hundred eighty (180) days after the giving of the Termination Notice, and, subject to the rights of the holder of the Leasehold Mortgage under Paragraph 10.2, Lessee shall at its option (a) assign to Lessor all of Lessee's right in and to any insurance proceeds relating to the buildings, structures or improvements, or (b) remove all debris and grade the site in which event Lessee shall be entitled to retain such insurance proceeds. Prior to such termination, Lessee shall, at the option of Lessor and upon not less than thirty (30) days prior written notice, remove all improvements from the Premises (and provide Lessor with certification from appropriately licensed engineers that everything, including foundations and underground improvements installed by Lessee, has been removed and that there is no known environmental contamination or other condition that was created during Lessee's tenancy that will prevent Lessor or its tenants from utilizing the Premises for any legally permitted commercial purposes. Lessee shall be entitled to reimbursement of the cost of removal and the foregoing engineering services from any insurance proceeds which would otherwise be paid to Lessor pursuant to this paragraph.

            11.   CONDEMNATION.

            11.1. TOTAL CONDEMNATION. If the whole of the Premises shall be taken or condemned by a competent authority for any public or quasi-public use or purpose, or if such a substantial part thereof is taken such that, in Lessee's reasonable judgment, the part not so taken cannot be restored so as to permit Lessee the use of the Premises in substantially the same manner and on substantially the same economic basis as immediately preceding such condemnation, then, subject to the terms of any first Leasehold Mortgage, this Lease shall, at Lessee's option, terminate as of the date upon which possession of the affected portion of the Premises passes to such authority, or the date on which the Lessee is actually required to vacate the Premises, whichever is later.

            11.2. DISTRIBUTION OF AWARD.

            (a) In the event of a taking which results in the termination of this Lease, the net award shall be apportioned between Lessor and Lessee as provided in Subsection (b) of this Paragraph 11.2, with Lessee's portion thereof being paid to the Leasehold Mortgagee to the extent of said Leasehold Mortgagee's interest therein under the terms of said mortgage.

            (b) Upon termination of the Lease under Paragraph 11.1 or upon completion of such repair and restoration or replacement under Paragraph 11.3, as the case may be, the balance of the award, if any, shall be divided between Lessor and Lessee in the ratio, as nearly as practicable, which (i) the then value of Lessor's interest in the Lease (based upon the then present value of the rentals payable hereunder through the then remaining balance of the Term) plus the then present value of Lessor's residual interest in the Premises and Improvements bears to (ii) the then present value of Lessee's interest under the Lease (including the value of the leasehold estate, which shall include the value of the ownership of the Improvements during the Term, and of the right to the use and enjoyment of, and the income from, the Premises and Improvements through the then remaining balance of the Term), in each case determined by appraisal as provided in Paragraph 21.

            11.3. PARTIAL CONDEMNATION RESTORATION OR REPLACEMENT OF PREMISES.

            (a) If only a part of the Premises shall be so taken or condemned, and Lessee is not entitled to terminate this Lease pursuant to Paragraph
     11.1 or Lessee is entitled to terminate this Lease pursuant to Paragraph 11.1, but does not elect to do so, and

                  (i) the part not so taken can be restored so as to permit Lessee, in Lessee's reasonable judgment, to use the Premises in the same manner and on the same economic basis as immediately preceding such condemnation, this Lease shall remain in full force and effect and the net award shall be utilized, apportioned and paid in accordance with Subsection (b) of this Paragraph 11.3 and Subsection
            (b) of Paragraph 11.2.

                  (ii) in all other cases, this Lease shall remain in full force and effect, but the Basic Rent shall be equitably reduced according to the Lessee's ability to use the remaining Premises and the net award shall be utilized, apportioned and paid in accordance with Subsection (b) of this Paragraph 11.3 and Subsection (b) of Paragraph 11.2.

            (b) Subject to the terms of any first Leasehold Mortgage, in the event of a partial taking which shall not result in termination of this Lease, the net award shall be paid to a nationally recognized title insurance company or trust company, as escrowee, to pay the cost of repair and restoration or replacement of the Premises and its buildings and improvements, or, if the net award is less than Two Hundred Thousand Dollars ($200,000.00) and there is no uncured Event of Default hereunder, such award shall be paid directly to Lessee to pay the cost of repair and restoration or replacement. In such event, Lessee, at Lessee's own expense, will commence and complete the repair, restoration or replacement of the Premises to the extent reasonably practical as provided in this Paragraph, but only to the extent of the amount of proceeds paid by the condemning authority after reduction for costs and expenses paid or incurred by Lessee in connection with the taking or condemnation.

            11.4. REMAINING PROPERTY. Any portion of the Premises remaining after a taking of the nature specified in Paragraph 11.1 hereof shall be appraised pursuant to the appraisal procedures provided in Paragraph 21, but in no event shall the appraised value of the remainder be more than an amount which when added to the award for the partial taking and severance damages, if any, to the remainder will exceed the value of the entire Premises immediately prior to the taking. Within twenty (20) days after completion of the appraisal process, Lessor shall pay Lessee the amount which Lessee would have received in accordance with the provisions of the last sentence of Paragraph 11.2(b)hereof had the remaining portion of the Premises been sold for a price equal to the appraised value thereof, with Lessee's portion thereof being paid to the Leasehold Mortgagee to the extent of said Leasehold Mortgagee's interest therein under the terms of its mortgage.

            11.5. RIGHTS OF LEASEHOLD MORTGAGEE. Notwithstanding any of the foregoing provisions of Paragraph 11, if the terms of a Leasehold Mortgage shall require that any award be paid to the holder of the Leasehold Mortgage for application to amounts owing under the Leasehold Mortgage, then (a) such award shall be paid to such holder to the extent required under the Leasehold Mortgage; and (b) Lessee's obligations for repair, restoration, or rebuilding under Paragraph 11.3 shall be limited to such work as can be reasonably accomplished with the amount of the award, if any, available to Lessee after application of the award under the Leasehold Mortgage. The balance of any award after application under the Leasehold Mortgage shall be applied as provided in this Paragraph 11.

            12.   PUBLIC LIABILITY AND RENTAL INSURANCE.

            12.1. LIABILITY INSURANCE. Lessee, at its own expense, shall provide and keep in force for the benefit of Lessor and Lessee, comprehensive general public liability insurance, liability insurance, to the extent available, insuring against liability for bodily injury, death, and property damage in minimum amounts of not less than Two Million Dollars ($2,000,000.00) in respect to injuries to or death of any one person, not less than Two Million Dollars ($2,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, and not less than Five Hundred Thousand Dollars ($500,000.00) in respect to damage to property. The foregoing limits of insurance shall be reviewed and adjusted periodically by Lessee upon Lessor's written request (but not more than one time in any five year period) so that the amounts of insurance maintained are comparable to that maintained on properties comparable in size, operation, and location to the Premises or, as to such portion of the Premises which has been subleased to subtenants of national or regional recognition, are comparable with the insurance maintained by such subtenants on properties of comparable size and operation. Any and all such insurance may be provided by blanket insurance policies covering the Premises as well as other properties or by subtenants' self-insurance programs as described in Paragraph 9.3 above. Lessee shall furnish Lessor with a certificate of such insurance.

            12.2. LOSS OF RENT INSURANCE. To the extent available, Lessee, at its own expense, shall provide and keep in force loss of rental value insurance in an amount equivalent to at least twelve (12) months Tenant Rent (based upon the immediately preceding Operating Year). Lessee shall furnish Lessor with a certificate of such insurance.

            13.   INDEMNIFICATION BY LESSEE; WAIVER OF SUBROGATION.

            13.1. INDEMNIFICATION BY LESSEE. Lessee will protect, indemnify, and save harmless Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by, or asserted against Lessor by reason of (a) any accident, occurrence, injury to, or death of persons (including workmen) or loss of or damage to property occurring during the Term on or about the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, (b) any use, non-use, or condition of the Premises or any part thereof or the adjoining sidewalks, curbs, vaults or vault space, if any, streets or ways during the Term, (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof during the Term, or (d) any act or action brought or asserted by any party, including any governmental agency, for anything alleged to have occurred or originated on the Premises during the Term, including but not limited to any claim for wrongful discharge of stormwater or any substance that may be alleged to result in harm to the environment during the term, except to the extent any of the foregoing is caused by any act or omission of Lessor or its partners, principals, or beneficiaries or their respective agents, officers, directors, shareholders, employees, servants, contractors, subcontractors, successors, or assigns. In case any action, suit, or proceeding is brought against Lessor by reason of any such occurrence for which Lessee has indemnified Lessor, Lessee, upon Lessor's request, shall, at Lessee's expense, resist and defend such action, suit, or proceeding. The obligations of Lessee under this Paragraph arising by reason of any such occurrence taking place during the Term of this Lease shall survive any termination of this Lease. Lessor shall promptly notify Lessee of any facts of which Lessor becomes aware which could give rise to a claim covered by the indemnification contained in this Paragraph 13.1. Lessee shall have the right to appoint counsel to defend any claim covered by the indemnification contained in this Paragraph 13.1 and Lessor shall cooperate with Lessee in defending any such claim. Lessor shall not settle any such claim without the prior written consent of Lessee, which consent shall not be unreasonably withheld, conditioned or delayed, and Lessor shall not unreasonably withhold, condition or delay its consent or approval of any settlement of such claim proposed by Lessee.

            13.2. WAIVER OF SUBROGATION. Notwithstanding any other provision of this Lease to the contrary but subject to the other provisions of this Paragraph, Lessor and Lessee each hereby waive all rights of action against the other for loss or damage to the Premises, any improvements located thereon or any part thereof, or any property of Lessee in such improvements, which loss or damage is insured or is required pursuant to this Lease to be insured by valid and collectible insurance policies. Each policy of insurance required to be maintained by Lessee under the terms of this Lease shall be endorsed with a clause providing that any release from liability or waiver of claim for recovery entered into in writing by the insured or any additional insured prior to any loss or damage shall not affect the validity of such policy or the right of any insured or additional insured to recover thereunder. The foregoing waiver of subrogation shall not be effective unless the waiver can be obtained without additional cost or premium to the insured party (unless, if a premium is due, the other party pays or reimburses the insured party the amount of such premium).

      14.   MORTGAGES OF THE LEASEHOLD; SUBTENANTS' RIGHTS TO DEAL WITH LESSOR.

      14.1. RIGHT TO MORTGAGE LEASEHOLD. Notwithstanding anything to the contrary contained elsewhere in this Lease but subject to the conditions contained in this Paragraph 14.1, Lessee (including, without limitation, any subtenant, as to such subtenant's interest in a portion of the Premises) shall have the unlimited right, at any time and from time to time, to mortgage, hypothecate, collaterally assign, place any lien, security interest or other encumbrance on or otherwise encumber all or any part of Lessee's right, title, or interest in this Lease, including without limitation, all or any part of Lessee's interest in any buildings, structures or improvements now or hereafter located on the Premises. Any debt or obligation secured by any mortgage, trust deed, collateral assignment, security interest, lien, or other encumbrance on any such right, title, or interest of Lessee or Lessee's subtenant is referred to herein as a "LEASEHOLD MORTGAGE" and the holder thereof, a purchaser at foreclosure thereof, or transferee, and any successor or assign of any such holder or purchaser or any transferee under a deed-in-lieu of foreclosure, is referred to herein as a "LEASEHOLD MORTGAGEE." Lessee shall from time to time furnish Lessor with copies of all executed Leasehold Mortgage documents, including the notes, the Leasehold Mortgages, and all other agreements securing the notes which relate to this Lease. The rights of any Leasehold Mortgagee under this Lease shall inure to the benefit of its successors and assigns and to any Purchaser at a foreclosure sale. Lessor shall not be obligated to join in any such Leasehold Mortgage and any such Leasehold Mortgage shall not encumber Lessor's fee simple interest in the Premises.

            14.2. RIGHTS OF LEASEHOLD MORTGAGEE. If at any time during the term there shall be any Leasehold Mortgage, then notwithstanding anything to the contrary contained herein, so long as such Leasehold Mortgage shall remain unsatisfied of record, the following provisions shall apply, and any pertinent provisions of this Lease shall be deemed to be amended and modified to the extent necessary to provide as follows:

            (a) In the absence of Lessee's default not cured within any applicable notice and cure period, there shall be no cancellation, surrender, amendment, acceptance of surrender, or modification of this Lease or attornment of any subtenant of the Premises to Lessor without the prior written consent of each Leasehold Mortgagee (given or denied in such Leasehold Mortgagee's discretion) and, absent the written consent of each Leasehold Mortgagee, any such cancellation, surrender, amendment, acceptance of surrender, or modification of this Lease and any such attornment shall be null and void and of no force or effect. In the event of a default by Lessee hereunder, the Lessor's right to terminate this Lease as provided in Paragraph 17 hereof, shall be subject to the rights of each Leasehold Mortgagee under this Paragraph 14, including, without limitation, each Leasehold Mortgagee's right to notice of any default hereunder by Lessee, its right to cure any such default, and each first Leasehold Mortgagee's right to enter into a new or direct lease with Lessor.

            (b) If Lessee or any Leasehold Mortgagee shall notify Lessor in writing of the Leasehold Mortgagee's name and address, Lessor, on serving on Lessee any notice of default, termination, or any other notice pursuant to the provisions of, or with respect to, this Lease, shall at the same time serve one duplicate counterpart of such notice on each such Leasehold Mortgagee by Registered or Certified Mail, Postage Prepaid and Return Receipt Requested, addressed to each such Leasehold Mortgagee at the address registered with Lessor, and no notice by Lessor to Lessee hereunder shall be deemed to be effective against such Leasehold Mortgagee unless and until such duplicate counterpart thereof has been so served on each such Leasehold Mortgagee.

            (c) In the event that Lessee shall be in default hereunder, each Leasehold Mortgagee shall have the right, within thirty (30) days after the expiration of the notice or grace periods provided in Paragraph 16, to remedy any financial obligation of Lessee under this Lease or to remedy or commence to remedy any nonfinancial default under this Lease, and Lessor shall accept such performance by or at the instigation of a Leasehold Mortgagee as if the same had been performed by Lessee. Furthermore, and notwithstanding anything else contained in this Lease to the contrary, no default or "Event of Default" (as hereafter defined) by Lessee in performing work required to be performed, acts to be done, or conditions to be remedied, shall be deemed to exist, if all financial obligations of the Lessee, including but not limited to, payment of Basic Rent, Impositions, and insurance, are paid current by a Leasehold Mortgagee, provided that no default or Event of Default shall be deemed to exist if any payee either refuses to accept such payment or is enjoined by any court or governmental authority from accepting such payment, and steps (which may include the commencement of a foreclosure action) in good faith, shall have been reasonably promptly commenced by a Leasehold Mortgagee to cause all of such defaults or Events of Default which are reasonably susceptible of being cured by someone other than Lessee to be cured, and such cure is thereafter prosecuted to completion with diligence and continuity and all of such defaults or Events of Default which are reasonably susceptible of being cured by someone other than Lessee are ultimately cured within a reasonable time period under the circumstances.

            (d) Notwithstanding anything else contained in this Lease to the contrary, including, without limitation, a Leasehold Mortgagee's right to cure Lessee defaults under this Lease, no Leasehold Mortgagee shall have any obligations or liabilities under this Lease whatsoever. Under no circumstances shall a Leasehold Mortgagee or any purchaser at a foreclosure sale of the Leasehold Mortgage or any transferee under a deed-in-lieu of foreclosure be subject to any personal liability under this Lease, and the Lessor, for itself and its successors and assigns, hereby acknowledges and agrees that the Lessor hereunder shall have no personal recourse against any Leasehold Mortgagee or any such purchaser or transferee, its successors or assigns, either before or after such Leasehold Mortgagee becomes an owner of the leasehold estate created hereby.

            (e) Notwithstanding anything else in this Lease to the contrary, if an event or events ("TERMINATION EVENT") shall occur which shall entitle Lessor to terminate this Lease or Lessee's right to possession hereunder and (1) the applicable notice or grace period set forth in Paragraph 14.2(c) has not expired, or (2) such Termination Event arises from an Event of Default under Paragraphs 16.1(a)-16.1(f), or (3) this Lease is rejected in a bankruptcy or similar proceeding involving Lessee, or (4) if a first Leasehold Mortgagee has foreclosed the leasehold estate created by this Lease, accepted an assignment in lieu of foreclosure, or such leasehold estate has been sold to a purchaser at a foreclosure sale, such first Leasehold Mortgagee or such purchaser shall thereupon have the option to obtain a new or direct Lease with Lessor in accordance with and on the following terms and conditions:

                  (i) Within thirty (30) days after the written request of such Leasehold Mortgagee (or purchaser), Lessor shall enter into a new or direct Lease of the Premises with such Leasehold Mortgagee (or purchaser), or either of their designees, as provided in the following subparagraph (2) ("NEW LESSEE").

                  (ii) Such new or direct Lease shall be entered into at the reasonable cost of the New Lessee, shall be effective as of the date of termination of this Lease, and shall be for the remainder of the Term and at the Basic Rent and Overage Rent and on all the agreements, terms, covenants, and conditions of this Lease. On the execution of such new or direct Lease, the New Lessee shall pay any and all sums which would, at the time of the execution thereof, have been due under this Lease but for the termination as aforesaid, and shall otherwise fully remedy or agree in writing to remedy any existing defaults under this Lease of which such Leasehold Mortgagee was previously notified pursuant to Paragraph 14.2(b) hereof, other than any default which is not reasonably susceptible of being cured by such New Lessee, which such default(s) shall be, and shall be deemed to be, waived by Lessor. The New Lessee shall pay all necessary and reasonable expenses, including reasonable counsel fees and court costs, incurred in terminating this Lease and in recovering possession of the Premises, as well as in the preparation, execution, and delivery of such new or direct Lease.

                  (iii) If a first Leasehold Mortgagee declines to enter into a new or direct Lease with Lessor as provided above, the provisions of this Subsection (e) shall apply to a second Leasehold Mortgage.

                  (iv) In the event either the first or the second Leasehold Mortgagee enters into a new or direct Lease with Lessor in accordance with the terms and conditions hereof, Lessee shall release Lessor from any liability to Lessee hereunder and Lessor shall release Lessee from any liability to Lessor hereunder.

            Nothing contained herein shall release the Lessee named in this Lease from any of its obligations under this Lease which may not have been discharged or fully performed by a New Lessee, nor shall Lessee be released from any obligations under any Leasehold Mortgage or other documents evidencing or securing same.

            (f) Each Leasehold Mortgagee, at its option, shall be named as an insured or loss payee, as requested, as its interest may appear, in all policies of insurance maintained by Lessee covering the Premises or the buildings and improvements located thereon.

            (g) Upon the written request of any subtenant of Lessee or any leasehold mortgagee of any such subtenant, such subtenant or leasehold mortgagee or both, as applicable, shall be entitled to the rights and remedies accorded to a Leasehold Mortgagee, as described in Paragraphs 14.2(b) through (e) above and Paragraph 14.3 below, but only with respect to that portion of the Premises being leased by the subtenant from Lessee.

            14.3. AMENDMENTS REQUIRED BY LEASEHOLD MORTGAGEE. Upon the written request of Lessee from time to time, Lessor agrees to execute such reasonable modifications or amendments of this Lease as shall be required by any Leasehold Mortgagee or by any lender to which Lessee or a subtenant has made application for a Leasehold Mortgage; provided that Lessee shall reimburse Lessor for any costs, including reasonable attorneys' fees, incurred in connection with any such modification or amendment, and provided further that in no event shall any such modification (i) materially affect the rights of Lessor under this Lease,
(ii) materially affect the value of Lessor's interest in the Premises as encumbered by this Lease, (iii) require Lessor to join in any such Leasehold Mortgage, or (iv) extend any grace or cure periods provided herein. Lessor shall not unreasonably withhold, condition, or delay any such request for such modification or amendment.

            14.4. AGREEMENT BETWEEN LESSOR AND LEASEHOLD MORTGAGEE. Within ten
(10) days after Lessor's receipt of written request from Lessee or any Leasehold Mortgagee, Lessor agrees to execute and deliver in recordable form any agreement or instrument required by any Leasehold Mortgagee to confirm the rights of such Leasehold Mortgagee under this Paragraph 14.

            14.5. LEASEHOLD MORTGAGEE INTENDED THIRD PARTY BENEFICIARY. Lessor and Lessee acknowledge and agree that the provisions of this Paragraph 14 are included for purposes of inducing Leasehold Mortgagees to finance the Premises and improvements to be located thereon; and such provisions are intended for the benefit of any and all Leasehold

Mortgagees and may be relied upon and enforced by any Leasehold Mortgagee as a third party beneficiary of such provisions.

            15.   SUBLETTING AND ASSIGNMENT.

            15.1. SUBLETTING. The parties acknowledge that Lessee may, without the consent of Lessor, sublease portions of the Premises and the buildings, structures and improvements located thereon from time to time during the Term to subtenants who will carry on lawful activities permitted under this Lease. Lessee shall be entitled to enter into subleases of any portions of the Premises and/or the buildings, structures and improvements located thereon from time to time during the term, provided that in no event shall the term of any sublease or any renewal option contained therein extend beyond the expiration of the Term.

            15.2. ASSIGNMENT. Provided no Event of Default has occurred and is continuing, Lessee may, without the consent of Lessor, at any time and from time to time, sell, assign, or otherwise transfer all or any part of its right, title, or interest in this Lease, including, without limitation, all or any part of its interest in any subleases and/or all of its interest in any buildings, structures and improvements located on the Premises; provided, that, except as otherwise provided in Subsection 14.2(d), the proposed grantee, assignee, or transferee (collectively, "TRANSFEREE"), agrees in writing to perform all of the Lessee's covenants, agreements, and obligations under this Lease arising subsequent to such assignment and, provided further, that a copy of such instrument is delivered to Lessor within ten (10) days after the effective date of such assignment; and upon such assignment, Lessee shall be relieved of all liability and obligations which arise or accrue after the date of the assignment.

            16.   DEFAULT.

            16.1. EVENT OF DEFAULT. Lessee agrees that any one or more of the following events shall be considered "EVENTS OF DEFAULT" as said term is used herein, that is to say, if

            (a) Lessee shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Lessee asking reorganization of Lessee under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, and any such decree or judgment or order shall not have been vacated or set aside within ninety (90) days from the date of the entry or granting thereof; or

            (b) Lessee shall file or admit the jurisdiction of the court and the material allegations contained in any petition in bankruptcy or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws as now or hereafter amended, or Lessee shall institute any proceeding or shall give its consent to the institution of any proceeding for any relief of Lessee under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition, or extension; or

            (c) Lessee shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Lessee or any of the property of Lessee; or

            (d) The Premises are levied upon by any revenue officer or similar officer and such levy shall not have been set aside within ninety (90) days from he date thereof; or

            (e) A decree or order appointing a receiver of the property of Lessee shall be made and such decree or order shall not have been vacated or set aside within ninety (90) days from the date of entry or granting thereof; or

            (f) Lessee shall abandon the Premises or vacate the same during the Term for a period in excess of ninety (90) days during any six month period, except during period of construction or restoration during which Lessee makes all payments due hereunder; or

            (g) Lessee shall default in any payment of Basic Rent, Overage Rent or in any other payment required to be made by Lessee hereunder when due as herein provided, and any such default shall continue for thirty
      (30) days after receipt by Lessee of written notice thereof; or

            (h) Lessee shall default in keeping, observing, or performing any of the other covenants or agreements herein contained to be kept, observed, and performed by Lessee, and such default shall continue for thirty (30) days after receipt by Lessee of notice thereof in writing; provided that if such default is not reasonably susceptible of being cured within said thirty (30) day period and Lessee commences cure within such thirty (30) day period and thereafter diligently and continuously prosecutes such cure, Lessee shall not be deemed in default.

                  Subject to the provisions of Paragraph 16.2, if Lessee fails to cure any default within the applicable notice and grace period, Lessor (i) may, but shall have no obligation to, exercise the remedy of curing the default on behalf of and at the cost of Lessee, and (ii) may, subject to the provisions of Paragraphs 14 and 18.1 of this Lease, exercise all remedies for an Event of Default under Paragraph 17 of this Lease. However, if Lessee cures the default within the applicable notice and grace period (or, where permitted, commences to cure such default as provided above) and pays all out-of-pocket costs and expenses incurred by Lessor in connection with the default, including without limitation interest on monies advanced by Lessor at the rate of 9% per annum commencing after expiration of the period permitted for cure, and reasonable attorneys' fees, the default shall be deemed cured. Notwithstanding the foregoing, if, as a result of any nonmonetary default, the Premises or any improvements located thereon shall be in imminent danger of material damage or destruction or Lessor's title to the Premises shall be in imminent danger of being forfeited or materially impaired, Lessor may, upon written notice to Lessee, proceed, prior to the expiration of any applicable grace period, to cure such default, in which event Lessee shall reimburse Lessor for the out-of-pocket cost of such cure within ten (10) days after receipt of written demand therefor accompanied by an itemization of such costs in reasonable detail.

            16.2. FORCE MAJEURE. Notwithstanding any provision of this Lease to the contrary, neither party shall be deemed to be in default as a result of its failure to perform any of its non-monetary obligations under this Lease, if such party's failure to perform any such obligation is due in whole or in part to any strike, lockout, labor dispute (whether legal or illegal), labor shortage, civil disorder, failure of power or other utility, governmental laws and regulations, moratorium, riots, insurrections, war, freight or supply shortages or the inability to obtain such commodities on reasonable terms, lack of or delays in transportation, accidents, casualties, severe weather, acts of God, acts caused directly or indirectly by the other party (or the other party's agents, employees, guests or invitees), or any other cause beyond the reasonable control of such party. In such event, the time for performance by such party shall be extended by an amount of time equal to the period of the delay so caused.

            17.   REMEDIES FOR DEFAULT.

            17.1. REMEDIES GENERALLY. Upon the occurrence of any one or more Events of Default, Lessor may at its election terminate this Lease or terminate Lessee's right to possession only without terminating the Lease.

            (a) Upon termination of the Lease, the Lessee shall surrender possession and vacate the Premises immediately, and deliver possession thereof to the Lessor, and hereby grants to the Lessor the full and free right, without demand or notice of any kind to Lessee (except as expressly provided for herein) to enter into and upon the Premises in such event with or without process of law and to repossess the Premises as the Lessor's former estate and to expel or remove the Lessee and any others who may be occupying or within the Premises without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, without incurring any liability for any damage resulting therefrom and without relinquishing the Lessor's rights to rent or any other right given to the Lessor hereunder or by operation of law.

            (b) If the Lessor elects to terminate the Lessee's right to possession only without terminating the Lease, the Lessor may, at the Lessor's option, enter into the Premises, remove the Lessee's signs and other evidences of tenancy, and take and hold possession thereof as hereinabove provided, without such entry and possession terminating the Lease or releasing the Lessee, in whole or in part, from the Lessee's obligations to pay the rent hereunder for the full term or from any other of its obligations under this Lease. Lessor shall make commercially reasonable efforts to relet the Premises for such rent and upon such terms as shall be satisfactory to Lessor (including the right to relet the Premises for a term greater or lesser than that remaining under the Term, and the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises). For purposes of such reletting, Lessor may decorate or make any repairs, changes, alterations or additions in or to the Premises that may be necessary or convenient. If Lessor does not relet any portion of the Premises or the improvements located thereon Lessee shall pay to Lessor, as and when due on the dates set forth hereunder, damages equal to the amount of the Basic Rent, Overage Rent, and other sums provided herein to be paid by Lessee for the remainder of the Term as such items shall become due, as otherwise provided hereunder. If the Premises are relet in whole or in part and a sufficient sum shall not be realized from such reletting after paying all of the reasonable expenses of such decorations, repairs, changes, alterations, or additions, the expenses of such reletting and the collection of the rents and interest accruing therefrom (including, but not by way of limitation, reasonable attorneys' fees and brokers' commissions), to satisfy the Basic Rent, Overage Rent (to the extent Lessee receives payment of Percentage Rent from subtenants), and other charges herein provided to be paid for the reminder of the Term, Lessee shall pay to Lessor on demand any deficiency as such deficiency occurs, and Lessee agrees that Lessor may file suit to recover any sums falling due under the terms of this Paragraph from time to time, as such sums fall due. Any rent, Overage Rent, or other sums received by Lessor from subtenants of Lessee in respect of such subtenants' use and occupancy of the Premises, or portion thereof, shall be deemed sums realized from reletting of the Premises by Lessor following default by Lessee hereunder.

            (c) Lessor may seek such other remedies as are provided by law, including but not limited to filing suit against Lessee for any amounts due hereunder, plus interest thereon, and reasonable attorneys' fees, which Lessor is entitled to recover hereunder. This remedy may be pursued by Lessor in addition to any other remedy sought herein.

            (d) The rights of Lessor under this Paragraph 17 are subject to the provisions of Paragraphs 14 and 18.1 of this Lease.

            17.2. REMEDIES CUMULATIVE. No remedy herein or otherwise conferred upon or reserved to Lessor or Lessee shall be considered to exclude or suspend any other remedy, provided herein or available under Florida law, but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Lessor or Lessee may be exercised from time to time and so often as occasion may arise or as may be deemed expedient.

            17.3. NO WAIVER. No delay or omission of Lessor or Lessee to exercise any right or power arising from any default shall impair any such right or power or be construed to be a waiver of any such default or any acquiescence therein. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or as a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Lessor of payment of any rent after termination of this lease or of Lessee's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Lessor, be deemed to restore this Lease or Lessee's right to possession hereunder, as the case may be, but shall be construed as a payment on account, and not in satisfaction of damages due from Lessee to Lessor.

            18.   NON-DISTURBANCE OF SUBTENANTS BY LESSOR.

            18.1. NON-DISTURBANCE OF SUBTENANTS. In addition to the provisions of Paragraph 14.2a above, in the event of a termination of this Lease (other than a termination due to the expiration of the Term or due to a fire, other casualty loss, taking or condemnation), Lessor hereby agrees that it will not terminate any sublease of space in the Premises, including any master sublease, which is in force and effect at the time of such termination of this Lease and shall not disturb the use, possession or leasehold rights of the subtenant thereunder, so long as such subtenant is not in default, beyond applicable notice and grace periods, of any terms, covenant or condition of its sublease.

            18.2. EXECUTION AND DELIVERY OF NON-DISTURBANCE AGREEMENT. Lessor shall at any time and from time to time, within ten (10) days after Lessee's written request, execute, acknowledge and deliver to Lessee and to any subtenant designated by Lessee a Non-Disturbance Agreement, attached hereto as EXHIBIT "B," with such modifications as the subtenant may reasonably request, provided that in no event shall any such modification to the Non-Disturbance Agreement
(a) materially affect Lessor's rights under this Lease or (b) materially alter Lessor's rights with respect to any such subtenant under applicable laws. Lessor's failure to provide such Non-Disturbance Agreement shall not be a condition of or limit, modify or abrogate in any way the non-disturbance covenant of Lessor contained in Paragraph 18.1.

            18.3. SUBTENANT AS THIRD PARTY BENEFICIARY. The parties acknowledge that the provisions of this Paragraph 18 are included for the purpose of inducing subtenants to sublease portions of the Premises and/or the buildings, structures and improvements located thereon during the Term and that such provisions are intended for the benefit of all subtenants of the Premises and may be relied upon and enforced by any of them as a third party beneficiary of such provisions.

            19. RESTRICTIONS ON ENCUMBRANCE BY LESSOR. Lessor may mortgage, collaterally assign, pledge, hypothecate, place any lien, security interest or other encumbrance on or otherwise encumber any interest of Lessor in any part of the Premises, provided that any mortgage, assignment, pledge, hypothecation, lien, security interest, or encumbrance shall be expressly subject and subordinate to this Lease and its terms, including without limitation the provisions of Paragraphs 9, 10, 11, and 14 and to any new or direct lease entered into pursuant to Paragraph 14.2(e).

            20.   TRANSFERS OF PREMISES.

            20.1. TRANSFER SUBJECT TO LEASE AND RIGHTS OF LEASEHOLD MORTGAGEE. Any transfer of any interest of Lessor in any part of the Premises shall be subject to this Lease and to the rights of any Leasehold Mortgagee described in Paragraph 14. Any transferee of any interest of Lessor hereunder and any assignee of Lessee's interest hereunder shall be deemed by virtue of its acceptance of such transfer or assignment to have agreed: (i) to be bound by each of the terms, conditions, covenants and agreements contained in this Lease, and (ii) to execute and deliver to the other party any agreement or instrument reasonably required by such other party to evidence such transferee's or assignee's acknowledgment and acceptance of the terms and provisions of clause
(i) of this Paragraph 20.1; provided, however, that the failure of such transferee or assignee to deliver any such agreement or instrument shall not in any way negate, modify, or limit the binding effect of the terms and provisions of clause (i) of this Paragraph 20.1 on such transferee or assignee.

            20.2. CONTINUED LIABILITY. Notwithstanding any transfer of any interest of a party in the Premises or this Lease, except as provided in Subsection 14.2(d), such party shall remain liable under this Lease, unless and until the transferee affirms this Lease in writing and assumes all of the transferring party's obligations under this Lease in writing, by a recordable instrument.

            21. APPRAISAL. The appraisals required by Paragraphs 10.3 and 11.4 shall be made as follows: Lessor and Lessee shall each appoint one appraiser within fifteen (15) days after written notice of any event requiring an appraisal under said Paragraphs and each party shall notify the other of the name and address of such party's appraiser within said fifteen (15) day period. If, after notice by either party to the other of the appointment of an appraiser by the party giving such notice, the other party to whom notice is given shall fail, within a period of ten (10) days after such notice, to appoint an appraiser, then the appraiser so appointed by the party giving the notice shall have the power to proceed as sole appraiser to make the appraisal hereunder. The two appointed appraisers shall make the required appraisals and, if the higher appraisal is not more than 110% of the lower appraisal, the average of the two appraisals shall be accepted by, and be binding upon, the parties. If the higher appraisal is more than 110% of the lower appraisal, Lessor and Lessee shall promptly appoint an arbitrator. If Lessor and Lessee fail to appoint such arbitrator within thirty (30) days after the completion of the initial appraisals, either Lessor or Lessee, upon written notice to the other, may request the appointment of an arbitrator by the then President of the local Real Estate Board, Board of Realtors or similar body. The arbitrator must select one of the two initial appraisers, and the appraiser selected by the arbitrator shall be accepted by and be binding upon the parties. In connection with the appraisal process described herein, the appraiser or appraisers and any arbitrator shall afford each party a hearing and the right to submit evidence, with the privilege of cross-examination on the questions at issue, and shall, with all possible speed, make their determination in writing and give notice of the same to the parties. Each party shall cooperate with the appraisers and the arbitrator and shall use its best efforts to obtain from the two initial appraisers their determination within thirty (30) days of the appointment of the last of such appraisers to be appointed and from the arbitrator his selection of the appropriate appraisal within thirty (30) days after his appointment. Lessor and Lessee shall each pay the fees of the person appointed by it as appraiser hereunder and Lessor and Lessee shall each pay one-half of the fees of any arbitrator appointed pursuant to the provisions of this Paragraph and one-half of the general expenses of all appraisals and arbitrations required hereunder. Any appraiser appointed hereunder shall have no less than five (5) years experience in the appraisal of real property similar in type and character to the Premises and the buildings and improvements located thereon at the time of such appraisal in the county in which the Premises are located and shall hold the professional designation of M.A.I.

            22. ESTOPPEL CERTIFICATE. Each party agrees that, at any time and from time to time, within ten (10) days after receipt of written request from the other party, it shall execute, acknowledge, and deliver to such other party, to any Leasehold Mortgagee, or to any person or entity designated by such other party, a written instrument in recordable form certifying that (a) this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications),
(b) the dates to which the Basic Rent, Overage Rent, and other charges have been paid, (c) whether or not to the best of the certifying party's knowledge the certifying party or the other party is in default in the performance of any term, covenant, or condition contained in this Lease and, if so, specifying each default, and (d) any other facts or matters within the actual knowledge of the certifying party that may be reasonably requested. In addition, if requested by the other party, the certifying party shall attach a copy of this Lease, as modified or amended, to the estoppel certificate and shall certify in the estoppel certificate that the attached Lease is true, correct, and complete. It is intended that any such certificate delivered pursuant to this Paragraph 22 may be relied upon by the party requesting such certificate or the person or entity to whom the party requesting such certificate requests the certificate to be delivered. In the event either party fails to deliver an estoppel certificate within the time period and otherwise as provided herein, such failure shall be deemed a conclusive admission by such party that the matters set forth in the requested estoppel certificate or letter are true, correct and complete in all respects, and the party requesting such estoppel certificate or letter and any person on whose behalf such estoppel certificate or letter is requested shall be entitled to rely on the truth, accuracy, and completeness of the requested estoppel certificate or letter as if it had been provided as required hereunder.

            23. OWNERSHIP OF IMPROVEMENTS DURING LEASE TERM. During the Term, Lessee shall be the owner of all buildings, structures and improvements constructed or erected by or on behalf of Lessee upon the Premises or any portion thereof, and Lessor shall have no right, title, or interest therein. As such owner, Lessee shall be entitled to all of the tax and other benefits of such ownership, including, without limitation, the right to take depreciation deductions and investment tax credits under the tax laws.

            24. SURRENDER. Upon the expiration or other termination of the Term, Lessee shall quit and surrender the Premises to Lessor in good condition and repair, except for reasonable wear and tear and damage which Lessee need not repair, rebuild, or restore under this Lease, and subject to the rights of the holder of any mortgage described in Paragraph 14 and of any subtenants of the Premises, provided that such rights shall not exceed the Term of the Lease or the term of any new or direct Lease entered into between Lessor and first Leasehold Mortgagee in accordance with the provisions of Paragraph 14 hereof, unless otherwise consented to by Lessor at the time of their creation. Lessor shall thereafter, but not until such time, be the owner of all improvements and buildings (but not any personal or removable property contained therein) constructed or erected by Lessee upon the Premises, and Lessee shall thereafter, but not until such time, have no further right, title or interest therein. At the sole option of Lessor, upon one hundred eight (180) days' prior written notice to Lessee, Lessor may require Lessee to demolish and remove all buildings and improvements on the Premises at Lessee's expense.

            25.   QUIET ENJOYMENT.

            25.1. COVENANT OF QUIET ENJOYMENT. Except with respect to the covenants and restrictions recorded in the Public Records and set forth in EXHIBIT "C" annexed hereto, Lessor agrees, covenants, and warrants that so long as Lessee faithfully performs the terms, covenants, and conditions of this Lease within the applicable notice or grace periods provided herein, Lessee shall peaceably and quietly have, hold, and enjoy the Premises for the Term, without disturbance by or from Lessor or any one claiming by, though, or under Lessor, and free of any and all liens and encumbrances created or suffered by Lessor or any one claiming by, through, or under Lessor.

            25.2. LESSOR'S TITLE. Lessor represents and covenants to Lessee that Lessor owns marketable and insurable fee simple title to the Premises free and clear of any liens, claims, restrictions, encumbrances, or rights of others except for the permitted exceptions set forth in EXHIBIT "C" annexed hereto.

            26. HOLDOVER. If Lessee shall holdover as a tenant after the termination or other expiration of the Term, such tenancy shall be deemed to be on a month-to-month basis, on all of the same terms, covenants and conditions of this Lease, except that for each month or part thereof during any holdover period, Lessee shall pay Lessor one and one-half (1 1/2) times the Basic Rent due under this Lease for the month immediately preceding the expiration or other termination of the Term.

            27. WAIVER. No waiver of any term, covenant, or condition contained in this Lease or any breach of any such term, covenant, or condition by either party shall constitute a waiver of any subsequent breach of such term, covenant, or condition or justify or authorize the non-observance of any other occasion of the same or any other term, covenant, or condition of this Lease by either party.

            28. MEMORANDUM OF LEASE. The parties shall execute and acknowledge within ten (10) business days after the execution of this Lease a memorandum hereof, in the form set forth on Exhibit "D" attached hereto, in recordable form and otherwise in form and substance acceptable to the parties hereto. Immediately upon the execution of such Memorandum of Lease, the Lessee will cause such Memorandum of Lease to be recorded in the appropriate public records for real estate, and the cost of such recording will be borne by Lessee.

            29. BROKERS. Lessor represents and warrants to Lessee that it has not engaged the services of or dealt with any broker in connection with this Lease, other than Tallahassee Land Co., Inc. Lessee represents and warrants to Lessor that it has engaged the services of Tallahassee Land Co., Inc. and that it will pay a real estate commission directly to said broker in an amount equal to $16,000.00 per Lease Year during the entire Term in accordance with the terms of a separate, written agreement, and each party hereby indemnifies and agrees to defend and hold the other harmless from any and all losses, costs, damages, liabilities, claims, and expenses, including, without limitation, reasonable attorneys' fees, suffered or incurred by the other party in connection with any claim of any broker claiming to have dealt with the party providing the indemnification.

            30. NOTICES. All notices, requests, demands or other instruments required or contemplated to be given or furnished under this Lease to Lessor or Lessee shall be directed to Lessor or Lessee as the case may be at the following addresses:

            If to Lessee:           KIMCO Governors Marketplace Ltd.
                                    c/o KIMCO Realty Corporation
                                    3333 New Hyde Park Road
                                    Suite 100
                                    P.O. Box 5020
                                    New Hyde Park, New York 10142-0020
                                    Attn: Bruce M. Kauderer, Esq.

            and:                    KIMCO Governors Marketplace Ltd.
                                    c/o Agora Development, LLC
                                    7400 Baymeadows Way
                                    Suite 107
                                    Jacksonville, Florida 32256
                                    Attn: William M. Sulzbacher

            and:                    Donald Kennicott, Esq.
                                    Holland & Knight LLP
                                    1201 West Peachtree Street, N.E.
                                    Suite 2000
                                    Atlanta, Georgia 30309

            If to Lessor:           Smith Interests General Partnership, L.L.P.
                                    c/o Mr. Godfrey Smith
                                    Capital City Bank
                                    217 North Monroe Street
                                    Tallahassee, Florida 32301

            with copy to:           DuBose Ausley, Esquire
                                    Ausley & McMullen
                                    Post Office Box 391
                                    Tallahassee, Florida 32302

Any such notices, requests, reports, demands, or other instruments shall be (i) personally delivered to the offices set forth above, in which case they shall be deemed delivered on the date of delivery to said offices with receipt therefor;
(ii) sent by Western Union telegram, in which case they shall be deemed delivered on the date Western Union delivers its telephonic communication, (iii) sent by certified mail, return receipt requested, in which case they shall be deemed delivered three (3) business days after deposit in the U.S. mail, postage prepaid, (iv) sent by facsimile machine (provided sender has written confirmation that the facsimile was received by addressee's facsimile machine), and provided further that a copy of said notice is sent as provided in clause (i), (ii), (iii) or (iv), or (v) sent by overnight courier (Federal Express or like service), in which case (as to delivery by the means described in subparagraphs (iv) and (v)), they shall be deemed received on the date of actual delivery. Either party may change the address to which any such notice, report, demand or other instrument is to be delivered by furnishing written notice of such change to the other party in compliance with the foregoing provisions. Notice from counsel for a party shall be deemed notice from such party.

            31.     MISCELLANEOUS.

            31.1. CAPTIONS. The captions in this Lease, including the Exhibits, are for convenience only and are not a part of this Lease and are not intended to and do not in any way define, limit, describe, or amplify the terms and provisions of this Lease or the scope or intent hereof.

            31.2. ENTIRE AGREEMENT. This Lease represents the entire agreement between the parties hereto, and there are no collateral or oral agreements or understandings. This Lease supersedes all prior written or oral agreements, covenants, representations, and warranties between the parties, and to the extent of any conflict between the provisions of this Lease and the provisions of any other prior agreements, understandings, or instruments between the parties, the provisions of this Lease shall be paramount or prevail. This Lease shall not be modified in any manner except by an instrument in writing executed by the parties, and then only with the written consent of each Leasehold Mortgagee described in Paragraph 14.

            31.3. BINDING EFFECT. This Lease shall be binding on and shall insure to the benefit of Lessor and Lessee and their respective successors and assigns, subject to restrictions on transfer and encumbrance set forth in this Lease.

            31.4. ATTORNEYS' FEES. In the event of any litigation involving the terms of this Lease or the duties or obligations of Lessor and Lessee, the prevailing party shall be entitled to recover its costs and expenses, including, without limitation, court costs and reasonable attorneys' fees, in connection therewith, whether incurred in negotiation, preparation of documents, at trial or on appeal and whether incurred in the establishment of the amount of fees and costs or the collection thereof.

            31.5. RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of each of the parties are cumulative, and the exercise by a party of one or more of such rights or remedies shall not preclude the exercise by such party at the same or a different time or times of any other rights or remedies provided for in this Lease or at law or in equity.

            31.6. INTERPRETATION. This Lease shall be construed in accordance with the laws of the State of Florida. Whenever the contents of any provision shall require it, the singular number shall be deemed to be the plural number and vice versa, and the neuter gender shall be deemed to include the masculine and the feminine. This Lease shall not be construed more strictly against one party than the other by virtue of it having been prepared by such party or its counsel, all parties having had the opportunity to participate in the negotiation and drafting of this Lease.

            31.7. EXHIBITS. All Exhibits referred to in and attached to this Lease and all of the terms, conditions, and provisions contained in such Exhibits are by this reference incorporated into this Lease.

            31.8.   TIME OF ESSENCE. Time is of the essence of this Lease.

            31.9. AUTHORITY OF PARTIES. Lessor and Lessee each warrant and represent to, and covenant with, the other that it is duly authorized and empowered to enter into this Lease, that this Lease is the valid and binding obligation of the warranting party and is enforceable against the warranting party in accordance with its terms.

            31.10. NO MERGER OF TITLE. There shall be no merger of the leasehold estate created by this Lease with the fee estate in the Premises by reason of the fact that the same person may acquire or hold (a) the leasehold estate created by this Lease or any interest in such leasehold estate, and (b) the fee estate in the Premises or any interest in such fee estate; and no such merger shall occur unless and until all persons, including any mortgagee having any interest in (i) the leasehold estate created by this Lease and (ii) the fee estate in the Premises, shall join in a written instrument effecting such merger and shall duly record the same.

            31.11. LESSOR'S CONSENT OR APPROVAL. Whenever Lessor's consent or approval is required under this Lease, such approval shall not be unreasonably withheld, conditioned, or delayed.

            31.12. PERFORMANCE OF SUBTENANTS. Notwithstanding any provision of this Lease to the contrary, any obligation or responsibility of Lessee under this Lease may be performed, in whole or in part, by one or more subtenants of the Premises and Lessor shall accept such performance.

            32. PROPOSED ROAD. Lessee agrees to cause the proposed roadway (as shown on the Site Plan (the "PROPOSED ROAD") to be constructed in accordance with all applicable laws and other governmental requirements. Promptly following completion of the Proposed Road by Lessee, Lessee and Lessor agree to convey, and to take all other actions necessary to dedicate, the Proposed Road to the City of Tallahassee, and to cause the Proposed Road to be accepted by the City of Tallahassee.

            33. TAX DIVISION. Lessor agrees to promptly apply for a tax division with respect to the Premises such that the Premises will consist of one or more parcels for real estate tax purposes, each of which is separate and apart from any other land, and such that such tax parcels will affect only the Premises and no other land.

                            [Signature pages follow]

                                          LESSOR:
Witnesses:

/s/ J. Marshall Conrad                    SMITH INTERESTS GENERAL
----------------------------------------  PARTNERSHIP, L.L.P., a Florida limited
(Signature)                               liability partnership

  J. Marshall Conrad
----------------------------------------  By /s/ William G. Smith, Jr.
(Printed Name)                              ------------------------------------
                                          Name: William G. Smith, Jr.
  /s/ Kristin H. Godfrey                  Its: Managing Partner
----------------------------------------
(Signature)

  Kristin H. Godfrey                      By /s/ J. Vereen Smith, Jr.
----------------------------------------    ------------------------------------
(Printed Name)                            Name: J. Vereen Smith, Jr.
                                          Its: Managing Partner

/s/ J. Marshall Conrad
----------------------------------------
(Signature)

  J. Marshall Conrad
----------------------------------------
(Printed Name)

  /s/ Kristin H. Godfrey
----------------------------------------
(Signature)

  Kristin H. Godfrey
----------------------------------------
(Printed Name)

/s/ J. Marshall Conrad                    ELAINE W. SMITH PARTNERSHIP,
----------------------------------------  LLP, a Florida limited
(Signature)                               liability partnership

                                          By /s/ Elaine W. Smith
  J. Marshall Conrad                        -----------------------------------
----------------------------------------  Name: Elaine W. Smith
(Printed Name)                            Its: Managing Partner

  /s/ Kristin H. Godfrey
----------------------------------------
(Signature)

  Kristin H. Godfrey
----------------------------------------
(Printed Name)

                       [Signatures continue on next page]

/s/ Rebecca Stack                          LESSEE:
----------------------------------------
(Signature)                                KIMCO GOVERNORS
                                           MARKETPLACE LTD.,
  Rebecca Stack                            a Florida limited partnership
----------------------------------------
(Printed Name)                             By: KIMCO GOVERNORS
                                               MARKETPLACE 317, INC., a Florida
/s/ Roseanne Dwyer                             corporation, General Partner
----------------------------------------
(Signature)                                    By: /s/ Bruce M. Kauderer
                                               ---------------------------------
  Roseanne Dwyer                               Bruce M. Kauderer, Vice President
----------------------------------------
(Printed Name)

                                   EXHIBIT 15B
                                  GROUND LEASE

This instrument was prepared by
DuBose Ausley
Ausley & McMullen
P.O. Box 391
Tallahassee, FL 32302

                               MEMORANDUM OF LEASE

            THIS MEMORANDUM OF LEASE, made as of the 1st day of January, 2003, by and between THE SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P. (hereinafter referred to as "LESSOR"), and KIMCO GOVERNORS MARKETPLACE LTD., a limited partnership organized and existing under the laws of the State of Florida, whose principal address is 3333 New Hyde Park Road, Suite 100, P.O. Box 5020, New Hyde Park, New York 11042-0020 (hereinafter referred to as "LESSEE").

                                   WITNESSETH:

            1. That for and in consideration of the sum of One Dollar ($1.00) and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants contained in that certain Lease between the parties dated as of the 1st day of January, 2003 (hereinafter referred to as the "GROUND LEASE"), the Lessor does hereby lease to the Lessee, and the Lessee does hereby lease from the Lessor all of the lands described in Exhibit "A" attached hereto and by this reference made a part hereof (subject to all conditions and restrictions of record which are set forth in the Ground Lease), together with all improvements, appurtenances and easements specifically granted to the Lessee in the Ground Lease.

            2. Each and all of the terms, provisions, conditions, covenants, and agreements set forth in the Ground Lease are incorporated herein by this reference as though the same were fully set forth herein.

            3. The term of the Ground Lease is now in full force and effect and shall expire at 12:01 a.m. on December 31, 2087, unless extended or sooner terminated as provided in the Ground Lease.

            4. Lessor's estate shall not be subject to any claim, lien, or encumbrance created or suffered by Lessee, and any claim of lien arising from any act or omission of Lessee shall attach only against Lessee's estate.

            5. Lessee is not the agent of Lessor for the construction, alteration, or repair of any buildings or improvements on the premises by Lessee during the term of this Lease, and all contractors, materialmen, mechanics, and laborers are hereby charged with notice that they must look to Lessee only for the payment of any charge for work done or materials furnished on the premises during the term of this Lease.

            6. This Memorandum of lease is made and entered into for the purpose of recording and giving notice of (but in no way modifying, amending, enlarging, reducing or varying the terms of) the Ground Lease, and all of the rights and obligations of Lessor and Lessee are and shall be governed by the terms, covenants, conditions, agreements, and limitations contained in the Ground Lease. In the event of inconsistency between the terms of the Ground Lease and the terms of this Memorandum, the terms of the Ground Lease shall govern.

            IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first-above written.

Signed, sealed, and delivered in the presence of:  LESSOR:

  /s/ Cleo J. Gay                           THE SMITH INTERESTS GENERAL
----------------------------------------    PARTNERSHIP, L.L.P.
(Signature)

  Cleo J. Gay                               By:/s/ William G. Smith, Jr.
----------------------------------------       ---------------------------------
(Printed name of witness)                   Name: William G. Smith, Jr.
                                            Its: Managing Partner
  /s/ Emily G. Groom
----------------------------------------    By: /s/ J. Vereen Smith, Jr.
(Signature)                                    ---------------------------------
                                            Name: J. Vereen Smith, Jr.
  Emily G. Groom                            Its: Managing Partner
----------------------------------------
(Printed name of witness)

  /s/ Cleo J. Gay
----------------------------------------
(Signature)

  Cleo J. Gay
----------------------------------------
(Printed name of witness)

  /s/ Emily G. Groom
----------------------------------------
(Signature)

  Emily G. Groom
----------------------------------------
(Printed name of witness)

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                            LESSEE:

                                            KIMCO GOVERNORS
                                            MARKETPLACE LTD., a Florida limited
                                            partnership

  /s/ Jenee R Dessenberg                      By: KIMCO GOVERNORS
----------------------------------------          MARKETPLACE 317, INC., a
(Signature)                                       Florida corporation,
                                                  General Partner
  Jenee R Dessenberg
----------------------------------------
(Printed name of witness)

  /s/ Tami Gossling                               By: /s/ Daniel C. Slattery
----------------------------------------             ---------------------------
(Signature)                                          Daniel C. Slattery
                                                     Executive Vice President
  Tami Gossling
----------------------------------------
(Printed name of witness)

STATE OF FLORIDA

COUNTY OF LEON

            The foregoing Memorandum of Lease was acknowledged before me this 19th day of December, 2002, by William G. Smith, Jr. and J. Vereen Smith, Jr., Managing Partners of The Smith Interests General Partnership, L.L.P. who are PERSONALLY KNOWN TO ME CLEO J. GAY or who have produced _______________________ as identification.

                                        Notary Public

                                        Cleo J. Gay
                                        ----------------------------------------
                                        (Printed Name)


                                        My Commission Expires:_______________
[SEAL]

               CLEO J. GAY
        MY COMMISSION # DD 024660
           EXPIRES: May 21, 2005
   Bonded Thru Notary Public Underwriters

      The foregoing Memorandum of Lease was acknowledged before me this _____ day of December, 2002, by Daniel C. Slattery, personally known to me to be the Executive Vice President of KIMCO GOVERNORS MARKETPLACE 317, INC., which is the general partner of KIMCO GOVERNORS MARKETPLACE LTD., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such Executive Vice President of the general partner of KIMCO GOVERNORS MARKETPLACE LTD., he signed and delivered the said instrument as his free and voluntary act, and as the free and voluntary act and deed of KIMCO GOVERNORS MARKETPLACE LTD., for the uses and purposes therein set forth.

                                        Notary Public

                                        ----------------------------------------
                                        (Printed Name)

                                        My Commission Expires:__________________

STATE OF FLORIDA

COUNTY OF LEON

            The foregoing Memorandum of Lease was acknowledged before me this______ day of December, 2002, by William G. Smith, Jr. and J. Vereen Smith, Jr., Managing Partners of The Smith Interests General Partnership, L.L.P. who are personally known to me________________ or who have produced________________ as identification.

                                        Notary Public

                                        ----------------------------------------
                                        (Printed Name)


                                        My Commission Expires:________________

            The foregoing Memorandum of Lease was acknowledged before me this 31st day of December, 2002, by Daniel C. Slattery, personally known to me to be the Executive Vice President of KIMCO GOVERNORS MARKETPLACE 317, INC., which is the general partner of KIMCO GOVERNORS MARKETPLACE LTD., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such Executive Vice President of the general partner of KIMCO GOVERNORS MARKETPLACE LTD., he signed and delivered the said instrument as his free and voluntary act, and as the free and voluntary act and deed of KIMCO GOVERNORS MARKETPLACE LTD., for the uses and purposes therein set forth.

                                       Notary Public

[SEAL]

           "OFFICIAL SEAL"
          THERESA R. ZUKOWSKI          /s/ Theresa R Zukowski
    Notary Public, State of Illinois   ---------------------------------------
     My Commission Expires 11/21/05    (Printed Name) Theresa R Zukowski

                                       My Commission Expires: _________________

                                                       INDENTURE OF GROUND LEASE
                                                                      (PARCEL B)

                                  EXHIBIT A-1

                               LEGAL DESCRIPTION


                                    PARCEL B
                                LEGAL DESCRIPTION

PARCEL 1:

(a).  PARCEL 21:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, Leon County, Florida, and run North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive and old State Road No. 20 (East Lafayette Street), thence run North 00 degrees 02 minutes East
33.61 feet, thence South 79 degrees 02 minutes East 50.92 feet to the Northeast intersection of said two streets, thence run Northerly along a line 50 feet from and parallel with the centerline of Magnolia Drive a distance of 535.77 feet to the Northeast corner of the intersection of Magnolia Drive and new State Road No. 20 (U.S. No. 27), thence run North 00 degrees 05 minutes 30 seconds East along the East right of way boundary of Magnolia Drive 697.29 feet to the Northwest corner of property owned by Leon Federal Savings and Loan Association as recorded in Official Records Book 178, Page 389, of the Public Records of Leon County, Florida, for the Point of Beginning. From said Point of Beginning continue North 00 degrees 05 minutes 30 seconds East along said East right of way boundary of Magnolia Drive 199.82 feet to the Southerly right of way boundary of Governor's Square Boulevard, thence North 85 degrees 59 minutes 28 seconds East along said Southerly right of way boundary of Governor's Square Boulevard 250.00 feet, thence South 00 degrees 05 minutes 30 seconds West 217.70 feet to the North boundary of said property owned by Leon Federal Savings and Loan Association, thence North 89 degrees 54 minutes 30 seconds West along said North boundary 249.15 feet to the Point of Beginning.

(b).  PARCEL 22:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, Leon County, Florida, and run North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive and old State Road No. 20 (East Lafayette Street), thence run North 00 degrees 02 minutes East
33.61 feet, thence South 79 degrees 02 minutes East 50.92 feet to the Northeast intersection of said two streets, thence run Northerly along a line 50 feet from and parallel with the centerline of Magnolia Drive and new State Road No. 20 (U.S No.27), thence run North 00 degrees 05 minutes 30 seconds East along the East right of way boundary of Magnolia Drive 697.29 feet to the Northwest corner of property owned by Leon Federal Savings and Loan Association as recorded in Official Records Book 178, Page 389, of the Public Records of Leon County, Florida, and run South 89 degrees 54 minutes 30 seconds East along said Northerly boundary 249.15 feet to the Point of Beginning. From said Point of Beginning continue South 89 degrees 54 minutes 30 seconds East along said Northerly boundary 230.30 feet, thence North 00 degrees 05 minutes 30 seconds East along a projection of the Easterly boundary of said property owned by Leon Federal Savings and Loan Association a distance of 234.21 feet to the South right of way boundary of Governor's Square Boulevard, thence South 85 degrees 59 minutes 25 seconds West along said South right of way boundary 230.88 feet, thence South 00 degrees 05 minutes 30 seconds West 217.70 feet to the Point of Beginning.

                            (continued on next page)

Together with certain limited non-exclusive drainage rights in the following described drainage easement:

PARCEL 2

Perpetual Easement for drainage system, created, defined and granted by that certain Drainage and Retention Pond Easement among WILLIAM GODFREY SMITH and PATTY HILL SMITH, his wife, JULIAN VEREEN SMITH and ELAINE W. SMITH, his wife, and R. SPENCER BURRESS, as the Managing Trustee of the Julian Vereen Smith Issue Trust and as Managing Trustee of the William Godfrey Smith, Jr. Trust, as Grantors and GOVERNOR'S SQUARE, INC., as Grantee, dated April 7, 1976, and recorded in Official Records Book 894, page 1025, of the Public Records of Leon County, Florida, as further amended by that certain Amendment to Drainage and Retention Pond Easement dated April 1, 1980, and recorded in Official Records Book 956, page 2240, of the Public Records of Leon County, Florida, and as further amended by that certain Second Amendment to Drainage and Retention Pond Easement dated as of February 28, 1992, by and between TALLAHASSEE ASSOCIATES and THE SMITH INTEREST GENERAL PARTNERSHIP, as recorded in Official Records Book 1546, page 644, of the Public Records of Leon County, Florida, and as further amended by that certain Supplement to Drainage and Retention Pond Easement dated as of January 12, 1994, and recorded July 16, 1994, in Official Records Book 1655, page 97, of the Public Records of Leon County, Florida, as further amended by Third Amendment to Drainage and Retention Pond Easement between Tallahassee Associates and the Smith Interests General Partnership, dated November 17, 1994, and recorded November 18, 1994, in Official Records Book 1776, page 703, of the Public Records of Leon County, Florida, over, upon and across the following described land located in Leon County, Fl, together with all rights, privileges and benefits pertinent thereto under said Drainage and Retention Pond Easement, as amended, accruing to Tallahassee Associates its successors and assigns, described as follows:

PARCEL 2.1
RETENTION POND AREA (retention pond on west side of Blairstone, north of Governors Square Blvd.)

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27, as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2004.00 feet to the Northerly right-of-way boundary of a proposed 100.00 foot roadway (Governors Square Avenue), thence North 89 DEG. 49' West 215.11 feet to a point of curve to the right, thence along said right-of-way curve with a radius of 506.72 feet, through a central angle of 36 DEG. 00' for an arc distance of 318.38 feet, thence North 53 DEG. 49' West along said Northerly right-of-way boundary 20.59 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 53 DEG. 49' West along said Northerly right-of-way boundary 200.00 feet, thence North 36 DEG. 45' East
304.50 feet; thence North 00 DEG. 11' East 460.00 feet, thence South 89 DEG. 49' East 510.00 feet to the Westerly right-of-way boundary of said Blairstone Road, thence South 00 DEG. 11' West along said Westerly right-of-way boundary 606.00 feet, thence North 89 DEG. 49' West 360.00 feet, thence South 38 DEG. 18' 26" West 274.73 feet to the POINT OF BEGINNING.

                            (continued on next page)

ALSO:

PARCEL 2.2
(Drainage easement across Blairstone from pond to open channel east of Blairstone)

100 foot by 100 foot easement across Blairstone Road extension between easement for retention pond and proposed open channel waterway.

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27 as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2583.00 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 00 DEG. 11' East along said Westerly right-of-way boundary 100.00 feet, thence South 89 DEG. 49' East 100.00 feet to the Easterly right-of-way boundary of said Blairstone Road extension, thence South 00 DEG. 11' West along said Easterly right-of-way boundary 100.00 feet, thence North 89 DEG. 49' West 100.00 feet to the POINT OF BEGINNING.

ALSO:

PARCEL 2.3
(PROPOSED OPEN CHANNEL WATERWAY) A 100 foot strip lying 50 feet either side of the following described centerline:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27, as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2633.00 feet, thence South 89 DEG. 49' East 100.00 feet to the Easterly right-of-way boundary of said Blairstone Road for the POINT OF BEGINNING of said centerline. From said POINT OF BEGINNING continue South 89 DEG. 49' East 206.61 feet, thence North 83 DEG. 27' 18" East 194.65 feet, thence North 86 DEG. 26' 54" East 201.40 feet to the terminal point of said centerline.

ALSO:

PARCEL 2.4
Extension of Retention Pond Easement across proposed 100 foot Roadway (Governors Square Avenue)

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way

                            (continued on next page)
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boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27 as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66
DEG. 04' 33" East 500.00 feet, thence south 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2004.00 feet to the Northerly right-of-way boundary of a proposed 100.00 foot roadway (Governors Square Avenue), thence North 89 DEG. 49' West 215.11 feet to a point of curve to the right, thence along said right-of-way curve with a radius of 506.72 feet, through, a central angle of 36 DEG. 00' for an arc distance of 316.36 feet, thence North 53 DEG. 49' West along said Northerly right-of-way boundary 20.59 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 53 DEG. 49' West along said Northerly right-of-way boundary 200.00 feet, thence South 36 DEG. 45' West
100.00 feet to the Southerly right-of-way boundary of said proposed 100.00 foot roadway (Governors Square Avenue), thence South 53 DEG. 49' East along said Southerly right-of-way boundary 197.28 feet, thence North 38 DEG. 18' 26" East
100.07 feet to the POINT OF BEGINNING.

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[GRAPHIC]

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                                       50

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                                   EXHIBIT 18

                              FORM OF AUDIT LETTER


[DATE]


KPMG LLP
Peat Marwick Plaza
303 E. Wacker
Chicago, Illinois 60601

Ladies and Gentlemen:

We are writing you at your request to confirm our understanding that your audit of the Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of _____________ (the Property) for the twelve months ended December 31, _________ was made for the purpose of expressing an opinion as to whether the Historical Summary presents fairly, in all material respects, the gross income and direct operating expenses in conformity with cash/accrual basis of accounting. In connection with your audit we confirm, to the best of our knowledge and belief, the following representations during your audit:

     We have made available to you:

          1.   All financial records and related data.

          2. All minutes of the meetings of the board of directors, or summaries of actions of recent meetings for which minutes have not yet been prepared.

     There have been no:

          3a. Instances of fraud involving any member of management or employees who have significant roles in internal control.

          3b. Instances of fraud involving others that could have a material effect on the Historical Summary.

          3c. Violations or possible violations of laws or regulations, the effects of which should be considered for disclosure in the Historical Summary or as a basis for recording a loss contingency.

          3d. Communications from regulatory agencies concerning non-compliance with, or deficiencies in, financial reporting practices that could have a material effect on the Historical Summary.

     There are no:

          4a. Unasserted claims or assessments that our lawyer(s) has (have) advised us are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, Accounting for Contingencies.

          4b. Material liabilities or gain or loss contingencies that are required to be accrued or disclosed by SFAS No. 5.

          4c. Material transactions that have not been properly recorded in the accounting records underlying the Historical Summary.

          4d. Events that have occurred subsequent to the balance sheet date and through the date of this letter that would require adjustment to or disclosure in the Historical Summary.

          5. The Property has complied with all aspects of contractual agreements that would have a material effect on the Historical Summary in the event of noncompliance.

Further, we confirm that we are responsible for the fair presentation in the Historical Summary of Gross Income and Direct Operating Expenses in conformity with the cash basis of accounting.

Sincerely,

                                   EXHIBIT 15B
                                  GROUND LEASE

                            INDENTURE OF GROUND LEASE
                                   (PARCEL B)

          THIS INDENTURE OF GROUND LEASE ("LEASE") is executed as of the 1st day of January, 2003, by and between THE SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P., a Florida limited liability partnership, whose address is 217 N. Monroe Street, Tallahassee, Florida 32301 ("LESSOR"); and KIMCO GOVERNORS MARKETPLACE LTD., a limited partnership, organized and existing under the laws of the State of Florida, whose principal address is 3333 New Hyde Park Road, Suite 100, P.O. Box 5020, New Hyde Park, New York 11042-0020 ("LESSEE").

                                    RECITALS:

          A. Lessor is a limited liability partnership organized and existing under the laws of the State of Florida and is the present fee owner of the Premises.

          B. Lessee is a limited partnership organized and existing under the laws of the State of Florida.

          C. Lessor and Lessee agree to lease the Premises and enter this lease on the terms and conditions herein set out.

          D. Lessee intends to assign portions of this lease, or sublease the Premises, to others who may construct improvements thereon in accordance with development plans and may in turn assign or sublease their premises.

          NOW, THEREFORE, in consideration of the premises recited above, the mutual covenants set forth below and other good and valuable consideration, Lessor, Lessee and Capital (where expressly set forth) do hereby agree as follows:

          1.      PREMISES, GRANT, AND TERM.

          1.1. PREMISES. The "PREMISES" are described on Exhibit "A-l" attached hereto and made a part hereof by reference. The Premises includes the real property described thereon, all existing buildings, structures and improvements thereon and all equipment, machinery, fixtures and personal property therein and all rights and easements appurtenant thereto; provided, however, that Lessee shall have the right to demolish, renovate, alter, remove and replace the Premises and all portions thereof from time to time and in such manner as it may determine in its sole discretion. Attached to this Lease as Exhibit A-2 is a site plan (the "SITE PLAN") depicting all of the proposed improvements (the "INITIAL IMPROVEMENTS") which Lessee initially proposes to construct on the Premises, which Site Plan may be amended from time to time.

          1.2. GRANT OF LEASEHOLD. The Lessor does hereby demise and lease the Premises unto the Lessee for the term hereof.

          1.3.    TERM. The term ("TERM") of this Lease shall be eighty-five
(85) years, commencing on the date of this Lease (the "COMMENCEMENT DATE") and ending midnight on the day immediately preceding the eighty-fifth (85th) anniversary of the Commencement Date (the "EXPIRATION DATE"), unless sooner terminated as provided in this Lease. Upon exercise of the Option, Lessor and Lessee shall execute a certificate confirming the Commencement Date and the Expiration Date.

          1.4. LEASE YEAR. For purposes of this Lease, "LEASE YEAR" shall mean (a) the twelve (12) month period which commences upon the first day of the January coincident with or next following the Rental Commencement Date; and (b) each calendar year thereafter during the Term; except that the final Lease Year shall end on the last day of the Term.

          2.      RENTAL PROVISIONS:

          2.1. AGREEMENT BY LESSEE. Lessee hereby covenants and agrees to pay to Lessor, as rent for the Premises during the term hereof, the "Basic Rent" hereinafter provided for.

          (a) RENTAL COMMENCEMENT DATE. Rent hereunder shall commence upon the rental commencement date ("RENTAL COMMENCEMENT DATE"). The Rental Commencement Date shall be January 1, 2003. Within thirty (30) days after substantial completion of the Initial Improvements, Lessee shall provide Lessor with a certificate from Lessor's architect certifying as to the total gross leasable area of the Initial Improvements. Within five (5) business days after
(x) a certificate of occupancy is issued for any subleased portion of the Initial Improvements, and (y) the subtenant under the sublease of such subleased premises opens for business to the public, Lessee shall provide Lessor with a certificate certifying as to the gross leasable area of such subleased premises. If the Rental Commencement Date is other than the first day of the month, the "Basic Rent" for such month in which the Rental Commencement Date occurs shall be prorated.

          (b) PAYMENTS BY LESSEE FOR CREDIT AGAINST BASIC RENT. Lessor and Lessee are parties to that certain Option to Lease (the "OPTION") which provides for payment, by Lessee to Lessor, of certain sums which sums shall not be credited against, but shall be in addition to, "Basic Rent."

          2.2. BASIC RENT. During the Term hereof, Lessee shall pay rent ("BASIC RENT"), in advance, on the first day of each calendar month in an amount equal to $5,000.00.

          2.3. NO PARTNERSHIP RELATIONSHIP. Notwithstanding any provision of this Lease, the intention to form a partnership or any other association (other than that of landlord and tenant) as between Lessor and Lessee is denied, and no partnership, joint venture, or other entity or association, or relationship of principal and agent, shall be deemed to result from any provision of this Lease or otherwise.

          2.4. SALES AND USE TAXES. Any sales or use taxes payable with respect to any rent due hereunder shall be paid by Lessee.

          3.      IMPOSITIONS, NET LEASE, ETC.

          3.1. PAYMENT OF IMPOSITIONS. Following the commencement of the Term, Lessee agrees to pay or cause its subtenants to pay, before delinquency, all taxes and assessments (including but not limited to ad valorem, sales, use, tangible personal property, excise, franchise, or other local, state, or federal taxes or fees), general and special, water and sewer rents, rates and charges, charges for public utilities, excises, levies, documentary stamps, license and permit fees and other governmental charges, general and special, ordinary and extraordinary, of any kind and nature whatsoever (other than income, intangible, federal and state inheritance, franchise and estate taxes assessed against Lessor or its partners or principals as a result of the rents paid hereunder or against the estate of any partner of Lessor as a result of the value of the Premises or Lessor's interest in said Premises or this Lease) (collectively, the "IMPOSITIONS"), which at any time during the Term may be assessed, levied, or imposed upon the Premises, or any part thereof or any appurtenance thereto or on any rentals paid hereunder, or on any business activity conducted (other than by Lessor) on or from the Premises; all of which Impositions shall be paid by Lessee on or before the last day on which payment may be made without penalty, unless Lessee is contesting such Impositions as provided in Paragraph 3.3. Notwithstanding the foregoing, all Impositions becoming a lien upon the Premises, or payable, with respect to any calendar year of the Term, a portion of which calendar year is not within the Term, shall be prorated between Lessor and Lessee. Subject to the provisions of Paragraph 3.3, Lessee shall, within ten
(10) days after request from Lessor, furnish to Lessor for inspection within thirty (30) days after the last day on which Impositions may be paid without penalty, official receipts of the appropriate authority or other proof reasonably satisfactory to Lessor evidencing such payment.

          3.2. NET/NET GROUND LEASE. This is a net/net ground lease, and Lessee shall pay or cause to be paid all expenses of every kind associated with the Premises and any business conducted thereon or therefrom, including but not limited to insurance, service charges, liens, and Impositions of any kind and description in connection with the Lease, the Premises, the rental paid hereunder or any business conducted thereon or therefrom, including but not limited to sales, use, tangible personal property and ad valorem taxes, and any liens, impact fees, and other Impositions on the above, but excluding any payments in connection with any mortgage or other lien encumbering the interest of Lessor. In the event any special assessment or tax is imposed on the Premises or any business conducted thereon, Lessor, shall upon request from Lessee, elect, to the extent available, to have such tax paid in the maximum number of installments permitted, but Lessee shall be fully responsible for paying all such tax accruing during the Term as provided above..

          3.3. CONTESTS. Notwithstanding anything contained in this Lease to the contrary, Lessee shall have the right at any time and from time to time to contest the amount or validity of any Impositions by appropriate legal proceedings, diligently pursued, in the name of Lessor (which shall cooperate with Lessee at Lessee's cost) if required by any law, rule or regulation, and to withhold payment of such Impositions during the pendency of such contest, provided that: (i) neither the Premises nor any part thereof nor interest therein would be in any imminent danger of being sold or forfeited; (ii) all expenses incurred in connection with such proceedings shall be paid by Lessee, and (iii) unless otherwise deposited with a governmental authority or not required by law as a condition to contest, Lessee shall deposit with a "Leasehold Mortgagee" (defined in Paragraph 14.1 below) with a first lien (a "FIRST LEASEHOLD MORTGAGE") on Lessee's interest in the Premises (the "FIRST LEASEHOLD MORTGAGEE") or with Lessor, cash, a letter of credit, a surety bond, or other reasonable security in an amount equal to at least one hundred percent (100%) of the contested portion of such Impositions, or Lessee shall provide Lessor with title insurance from a title insurer of national recognition insuring without exception for the contested Impositions.

          4. USE OF PREMISES. Lessor agrees that the Premises may be used for any lawful purposes. Any and all buildings and improvements constructed on the Premises and any portion thereof shall be used only for lawful purposes. Lessee shall not commit or permit any waste to the Premises or any improvements located thereon, except that the foregoing shall not in any way limit the right of Lessee, its agents, employees and subtenants, to demolish, renovate, rebuild, construct, modify, alter and improve, in whole or in part, at any time or from time to time, improvements now or hereafter located on the Premises in accordance with Paragraph 6 hereinbelow.

          5. MAINTENANCE AND REPAIRS. Lessee (or its subtenants), at all times during the term of this Lease, and at its or their own expense, shall keep and maintain in good order and repair, all buildings and improvements on the Premises, subject to normal wear and tear and loss by casualty.

          6. IMPROVEMENTS, ALTERATIONS AND ADDITIONS. Lessee and its subtenants, at its or their own expense, shall have the right from time to time
(i) to demolish and remove any and all buildings, structures and improvements now or hereafter located on the Premises; (ii) to construct a new or replacement building or buildings, structures and/or improvements on the Premises; (iii) to replace, improve, construct, and erect any and all buildings, structures and improvements on the Premises; and (iv) to make any and all alterations, modifications and additions to such buildings, structures and improvements, provided that, (a) all work performed by Lessee at the Premises shall be done in a good and workmanlike manner and in material compliance with all applicable laws, rules, and regulations (subject, however, to Lessee's right to contest such laws by applicable proceedings conducted in good faith and diligently pursued), (b) Lessee shall cause any general contractor performing material work at the Premises to name Lessor as an additional insured on such general contractor's liability insurance, and (c) for work involving costs in excess of $500,000 (which amount shall be increased or decreased every fifth Lease Year of the Term based upon the net increase or decrease in the Index (as hereinafter defined) during the immediately preceding five Lease Year period), site plans, exterior design plans, and landscaping plans shall be submitted to and approved by Lessor, which approval shall not be unreasonably withheld, conditioned, or delayed (and Lessor's failure to give written notice of disapproval of a submission within fifteen (15) days after receipt of same shall be deemed an approval of such submission).

          (a) ON-SITE AND OFF-SITE DETENTION AND RETENTION. Lessee agrees that it shall be solely responsible for all stormwater runoff and drainage, both on-site and off-site, from the use and operation of the Premises and all buildings, structures, and improvements now or hereafter constructed by Lessee thereon, and, other than as expressly provided below with respect to the Drainage Easement and the Drainage Facility, shall be solely responsible for providing, at Lessee's cost, any and all on-site or off-site retention or detention as may be required from time-to-time by any governmental regulatory authorities or as otherwise provided in this Lease. Lessee also agrees that it shall be solely responsible for obtaining, at Lessee's cost, any and all necessary governmental or other regulatory authority approvals or permits relating to the foregoing.

          Lessor warrants that the Drainage and Retention Pond Easement dated April 7, 1978, by and between Lessor and Governors Square, Inc., recorded at Official Records Book 894, Page 1025, public records of Leon County, Florida, and as amended and modified by that certain Amendment to Drainage and Retention Pond Easement dated April 1, 1980, recorded in the Public Records, Official Records Book 956, Page 2240, and as further amended by a Second Amendment to Drainage and Retention Pond Easement dated February 28, 1992, recorded in the Public Records, Official Records book 1546, Page 0644, and as supplemented by a Supplement to Drainage and Retention Pond Easement dated January 12, 1993, recorded in the Public Records, Official Records Book 1546, page 644, (the "DRAINAGE EASEMENT") is in full force and effect and has not been amended or modified except as stated herein. To the extent permissible under the terms of the Drainage Easement, Lessor assigns and grants to Lessee that part of the non-exclusive rights as are permitted under the Drainage Easement for the purpose of draining surface waters from the Premises into the Governors Square drainage facility (the "DRAINAGE FACILITY" or "STORMWATER POND") as described in the Drainage Easement, subject to the following conditions and restrictions.

          (b) The maximum impervious surface to be drained from the Premises to the Stormwater Pond shall not exceed 1.6 acres of the Premises.

          (c) If Tenant's use and the improvements made by Lessee to the Premises shall be determined by any governmental or other regulatory authority or reasonably determined by the grantee or grantee's successors under the Drainage Facility to accommodate runoff in excess of that permitted under Subsection b which may result from any Lessee's development of the Premises, then, at Lessee's cost, such alterations shall be completed and any necessary governmental approvals or permits shall be obtained before Lessee's development is commenced or if already commenced, then within a reasonable period of time after written notice to Lessee. The cost to be paid by Lessee shall include, without limitation, design, and engineering fees, cost of complying with any applicable environmental regulations and construction costs and all permitting fees, and the cost, if any, of obtaining any consent or permission from any party other than Lessor having an interest in the Drainage Facility or the Drainage Easement.

          (d) Lessee shall not be responsible for performance of or contribution to maintenance of the Drainage Facility except (1) to the extent as may be required under the paragraph next above; and (2) to the extent that Lessor may be obligated or liable to any third party under the Drainage Easement or any governmental entity for such maintenance (provided Lessor shall not agree or consent to the increase or expansion of its existing obligations and liabilities with respect to such maintenance) and in either event, Lessee shall be responsible for discharging and satisfying Lessor's obligations and liability to the extent the same shall be required as a result of Lessee's use and occupancy of the Premises.

          (e) In addition to the foregoing, if there is no public drainage way or easement available, then Lessor agrees that it will grant to Lessee a non-exclusive easement to the extent as may be reasonably necessary over and across property owned by Lessor which lies between the Premises and the Drainage Facility for the purpose of utilizing the drainage rights granted by Lessor herein to the extent that it may be necessary to transport that part of the stormwater allowed under this provision to be drained from the Premises to the Drainage Facility. The location, route, and type of construction of said easement area shall not unreasonably interfere with Lessor's use of Lessor's property over which the easement will run and shall be subject to the consent of the Lessor, provided, however, such consent shall not be unreasonably withheld, conditioned or delayed. Lessee acknowledges that any and all costs and expenses associated with the location of said easement, the construction, installation or utilization of the easement, or any other matters pertaining to said easement, shall be borne by the Lessee.

          (f) INDEMNIFICATION AND INSURANCE IN CONNECTION WITH ON-SITE AND OFF-SITE DRAINAGE DETENTION AND RETENTION. Lessee agrees that it will indemnify and save Lessor harmless against any and all legal liabilities, penalties, damages, expenses, claims, and judgments arising from injury or damage or death to person or property occasioned by Lessee's or any of Lessee's employees', agents', or contractors' acts or failures to act with respect to the Drainage Facility, or on the Premises in connection with the operation of the Drainage Facility and this shall be construed to include, but not be limited to, claims or actions for air, water, or noise pollution, including, but not limited to claims or actions arising from surface water runoff or drainage from the Premises. Lessee shall cause the public liability insurance policies required under this Lease to include the Drainage Facility.

          (g) MODIFICATION OR TERMINATION OF DRAINAGE EASEMENT AGREEMENT. Lessor shall not cause or permit the termination of the Drainage Easement Agreement and shall not modify or amend the Drainage Easement Agreement in any manner which may (i) adversely affect Lessee's or any of its subtenants' (or sub-subtenants') use of the Drainage Facilities, (ii) reduce Lessee's rights thereunder or (iii) increase Lessee's obligations or liabilities thereunder.

          7. REQUIREMENTS OF LAW. Lessee shall, at its own expense, maintain material compliance with all present and future laws, ordinances, requirements, orders, directions, rules, and regulations of the federal, state, county, and city governments and of all other governmental authorities having jurisdiction over the Premises or any part thereof, and all of their respective departments, bureaus, and officials, whether the same are in force at the commencement of the Term or may in the future be passed, enacted, or directed (collectively, "LAWS AND REGULATIONS") to the extent such compliance is within the control of Lessee, and Lessee shall use commercially reasonable efforts to require that subtenants of the Premises maintain material compliance with all applicable Laws and Regulations. Without limiting the generality of the foregoing, Lessee or its subtenants shall procure, pay for, and keep in effect all permits, licenses, certificates, or other authorizations required in connection with any buildings or improvements erected on the Premises. Lessor shall cooperate with Lessee therein at Lessee's cost. Notwithstanding the foregoing, Lessee and its subtenants may contest any Laws and Regulations or the application thereof to the Premises or any buildings or improvements located thereon by appropriate proceedings diligently pursued and in the name of Lessor if required by any Laws and Regulations and may fail or refuse to comply with any contested Laws and Regulations during the pendency of such contest, provided that: (a) neither the Premises nor any part thereof nor interest therein would be in any imminent danger of being sold or forfeited; and (b) all expenses incurred in connection with such proceedings shall be paid by Lessee. Lessor shall not unreasonably withhold its consent to, and shall join in, all easements, dedications or rights-of-way to public authorities and/or utility companies. As of the date of this Lease, Lessor has not received notice of any violation by or at the Premises by any Laws and Regulations other than violations which have theretofore been corrected.

          8. MECHANICS' AND MATERIALMEN'S LIENS. If at any time during the Term, any lien or claim for lien of a mechanic, materialman or laborer shall be filed against the Premises or any part thereof for any work, labor, or materials furnished or claimed to have been furnished to, or pursuant to agreement with Lessee, any agent or subtenant of Lessee, or any agent, subtenant, contractor, or subcontractor of any of them (such work, labor, or materials being "LESSEE'S WORK"), Lessee shall, at Lessee's cost, within thirty (30) days after the filing thereof and notice of such filing, either (a) cause the lien to be discharged of record by payment, deposit, bond, order of court of competent jurisdiction, appropriate legal proceedings or otherwise; or (b) cause a title insurer of national recognition to insure Lessor without exception for loss or damage to Lessor's interest in the Premises that may be occasioned by such lien; or (c) deposit with a Leasehold Mortgagee or Lessor cash, a letter of credit, a surety bond or other reasonable security in an amount at least equal to one hundred percent (100%) of such lien. If any action or proceeding is brought against Lessor or any agent of Lessor in connection with any Lessee's Work or any lien or claim for lien for any Lessee's Work, Lessee either shall, at its cost, or shall cause the responsible subtenant, at such subtenant's cost, to defend the same on behalf of Lessor or any such agent, as the case may be, to the extent allowed by law, and to pay the amount of any award or judgment made in such action or proceeding, prior to the issuance of any execution against Lessor or the Premises, or both, to satisfy such award or judgment.

          Lessee is not the agent of Lessor for the construction, alteration, or repair of any buildings or improvements on the premises by Lessee during the term of this Lease, and all contractors, materialmen, mechanics, and laborers are hereby charged with notice that they must look to Lessee only for the payment of any charge for work done or materials furnished on the Premises during the term of this Lease.

          9.      CASUALTY INSURANCE.

          9.1. FIRE AND EXTENDED COVERAGE. Lessee, at its own expense, will at all times keep the buildings and improvements on the Premises insured against loss by fire, with extended coverage and such other coverage as is customarily maintained by owners of like properties in Tallahassee, Florida, in each case in an amount sufficient to prevent Lessor and Lessee from becoming co-insurers under provisions of applicable policies of insurance, all such policies shall be in an amount not less than ninety percent (90%) of the full replacement cost of all buildings and improvements located from time to time on the Premises, exclusive of footings and foundation.

          9.2. BOILER INSURANCE. Lessee, at its own expense, will also maintain, to the extent available, explosion insurance in respect to any steam and pressure boilers and similar apparatus located on the Premises in customary amounts.

          9.3.    INSURANCE REQUIREMENTS.

          (a) Except as otherwise provided in this Paragraph 9.3, all insurance provided by Lessee as required by this Paragraph 9 and by Paragraph 12 shall be procured from companies licensed to transact business in the State of Florida. Lessor shall be named as an additional insured on all policies of liability insurance. Certificates evidencing such insurance shall be delivered to Lessor upon the execution of this Lease, and renewals thereof shall be delivered to Lessor at least thirty (30) days prior to the expiration dates of the respective policies. All such policies shall contain a provision that they shall not be cancelled or materially modified without at least thirty (30) days (or such other time period as may from time to time be customary under similar policies) prior notice to Lessor. Any and all insurance required under this Lease may be provided by blanket insurance policies covering the Premises as well as other properties, provided such blanket insurance policies are reasonably acceptable to Lessor. Notwithstanding any of the foregoing, but subject to the provisions of Paragraph 9.3(b) below, where a subtenant of Lessee provides insurance through a program of self-insurance, such self-insurance shall be deemed to fulfill the requirements hereof.

          (b) Lessee (or its subtenant, if applicable) may self-insure any of the insurance obligations hereunder during any period of time in which the net worth of the insuring party (or a guarantor thereof) exceeds One Hundred Million Dollars ($100,000,000.00), which amount shall be adjusted on the twenty-first (21st) anniversary of the date of this Lease and thereafter on each subsequent fifth anniversary during the Term of this Lease, by increasing such amount so as to reflect the percentage increase in the Consumer Price Index for Urban Wage Earners and Clerical Workers, U.S. City Average, All Items (the "INDEX") published by the Bureau of Labor Statistics of the United States Department of Labor over the most recently reported monthly index as of the date of this Lease. If Lessee or any subtenant intends to self-insure any of the insurance obligations hereunder as provided above, such Lessee or subtenant must first notify Lessor of Lessee's or subtenant's intentions and furnish to Lessor and keep on file with Lessor a current set of financial statements showing a net worth (assets minus liabilities) of the Lessee or subtenant, as applicable, of not less than $100,000,000.00 as of the ending balance sheet date. Such financial statements shall include a balance sheet, income statement and statement of cash flow; shall be prepared in accordance with generally accepted accounting principles ("GAAP"); and shall be accompanied by an unqualified report from a firm of nationally recognized independent auditors based on an audit performed in accordance with generally accepted auditing standards ("GAAS"). For purposes of this section, "Current Set of Financial Statements" shall mean financial statements with an ending balance sheet date within the last sixteen (16) months. If at any time the net worth of Lessee or subtenant utilizing this provision is less than the required amount, such Lessee or subtenant shall immediately obtain the required insurance coverage as otherwise required in this Lease or be in default of this Lease.

          9.4. INSURANCE PROCEEDS. In the event of loss under any such policy or policies, Lessee may, at its option, proceed with the repair, if and to the extent proceeds are received by Lessee, restoration, or replacement of the damaged or destroyed buildings and improvements in accordance with Paragraph 10 hereof; or, in the alternative, Lessee may remove the debris and grade the site. Subject to the terms of any first Leasehold Mortgage, the insurance proceeds shall be paid to a nationally recognized title insurance company or trust company, as escrowee, for application to such repair, restoration, or replacement as same progresses, or, if the aggregate insurance proceeds are less than Two Hundred Thousand Dollars ($200,000.00) and there is no uncured Event of Default hereunder, such proceeds shall be paid directly to Lessee to pay the cost of repair, restoration, or replacement. Upon the completion of such repair, restoration, or replacement, free from all liens of mechanics and materialmen and others, any surplus of insurance monies shall be paid to Lessee or to its first Leasehold Mortgagee, if required under such mortgagee's mortgage. Lessee's first Leasehold Mortgagee at the time of any loss under any insurance policy or policies maintained by Lessee hereunder shall be entitled to participate in the settlement of any insurance claim to the extent provided in such first Leasehold Mortgagee's loan documents.

          10.     DAMAGE OR DESTRUCTION.

          10.1. RESTORATION OR REPLACEMENT. Except as provided in Paragraph 10.2, in the event of damage to or destruction of the buildings or improvements on the Premises by fire or other casualty, Lessee shall give Lessor and any Leasehold Mortgagee prompt notice thereof and shall promptly, at its own expense (or with the proceeds of insurance), (a) repair, restore, or rebuild the existing buildings and improvements or construct other improvements and buildings of equal or greater value, or (b) at Lessee's option, remove all debris and grade the site; provided that, if Lessee elects to remove all debris and grade the site pursuant to clause (b) above, this Lease shall terminate ninety (90) days after completion thereof and Lessee shall be entitled to retain any insurance proceeds in excess of the cost of such removal and grading. In the event a fire or other casualty damages or destroys the buildings or improvements on the Premises, unless due to any act or omission of Lessor, its agents or employees, Lessee shall not be entitled to any abatement of Basic Rent during the period such damage or destruction is being repaired or restored.

          10.2. RIGHTS OF LEASEHOLD MORTGAGEE. Notwithstanding the provisions of Paragraphs 9 or 10, if the terms of a Leasehold Mortgage shall require that any insurance proceeds be paid to the holder of the Leasehold Mortgage for application to amounts owing under the Leasehold Mortgage, then (a) such proceeds shall be paid to such holder to the extent required under the Leasehold Mortgage; and (b) Lessee's obligations for repair, restoration, or rebuilding under Paragraph 10.1 shall be limited to such work as can be reasonably accomplished with the amount of the insurance proceeds, if any, available to Lessee after application of proceeds under the Leasehold Mortgage.

          10.3. TERMINATION. Notwithstanding any provision of this Lease to the contrary, if (a) the amount of the proceeds, if any, paid to the holder of the Leasehold Mortgage under Paragraph 10.2 is equal to fifteen percent (15%) or more of the amount required to complete any repair, restoration, or rebuilding necessitated by fire or other casualty as estimated by an independent engineer or architect reasonably satisfactory to Lessor and Lessee (an "ESTIMATOR"); or
(b) the amount which would be required to complete any repair, restoration, or rebuilding necessitated by fire or other casualty as estimated by an Estimator is equal to or greater than 30% of the full replacement cost of the buildings, structures and improvements on the Premises, then, in either event, Lessee shall have the option to terminate this Lease upon written notice to Lessor (a "TERMINATION NOTICE") given not later than the date ninety (90) days after the date of the fire or other casualty. If a Termination Notice shall be given, then this Lease shall terminate on the date in the Termination Notice, but not later than one hundred eighty (180) days after the giving of the

Termination Notice, and, subject to the rights of the holder of the Leasehold Mortgage under Paragraph 10.2, Lessee shall at its option (a) assign to Lessor all of Lessee's right in and to any insurance proceeds relating to the buildings, structures or improvements, or (b) remove all debris and grade the site in which event Lessee shall be entitled to retain such insurance proceeds. Prior to such termination, Lessee shall, at the option of Lessor and upon not less than thirty (30) days prior written notice, remove all improvements from the Premises (and provide Lessor with certification from appropriately licensed engineers that everything, including foundations and underground improvements installed by Lessee, has been removed and that there is no known environmental contamination or other condition that was created during Lessee's tenancy that will prevent Lessor or its tenants from utilizing the Premises for any legally permitted commercial purposes. Lessee shall be entitled to reimbursement of the cost of removal and the foregoing engineering services from any insurance proceeds which would otherwise be paid to Lessor pursuant to this paragraph.

          11.     CONDEMNATION.

          11.1. TOTAL CONDEMNATION. If the whole of the Premises shall be taken or condemned by a competent authority for any public or quasi-public use or purpose, or if such a substantial part thereof is taken such that, in Lessee's reasonable judgment, the part not so taken cannot be restored so as to permit Lessee the use of the Premises in substantially the same manner and on substantially the same economic basis as immediately preceding such condemnation, then, subject to the terms of any first Leasehold Mortgage, this Lease shall, at Lessee's option, terminate as of the date upon which possession of the affected portion of the Premises passes to such authority, or the date on which the Lessee is actually required to vacate the Premises, whichever is later.

          11.2.   DISTRIBUTION OF AWARD.

          (a) In the event of a taking which results in the termination of this Lease, the net award shall be apportioned between Lessor and Lessee as provided in Subsection (b) of this Paragraph 11.2, with Lessee's portion thereof being paid to the Leasehold Mortgagee to the extent of said Leasehold Mortgagee's interest therein under the terms of said mortgage.

          (b) Upon termination of the Lease under Paragraph 11.1 or upon completion of such repair and restoration or replacement under Paragraph 11.3, as the case may be, the balance of the award, if any, shall be divided between Lessor and Lessee in the ratio, as nearly as practicable, which (i) the then value of Lessor's interest in the Lease (based upon the then present value of the rentals payable hereunder through the then remaining balance of the Term) plus the then present value of Lessor's residual interest in the Premises and Improvements bears to (ii) the then present value of Lessee's interest under the Lease (including the value of the leasehold estate, which shall include the value of the ownership of the Improvements during the Term, and of the right to the use and enjoyment of, and the income from, the Premises and

     Improvements through the then remaining balance of the Term), in each case determined by appraisal as provided in Paragraph 21.

          11.3.   PARTIAL CONDEMNATION RESTORATION OR REPLACEMENT OF PREMISES.

          (a) If only a part of the Premises shall be so taken or condemned, and Lessee is not entitled to terminate this Lease pursuant to Paragraph 11.1 or Lessee is entitled to terminate this Lease pursuant to Paragraph 11.1, but does not elect to do so, and

                      (i) the part not so taken can be restored so as to permit Lessee, in Lessee's reasonable judgment, to use the Premises in the same manner and on the same economic basis as immediately preceding such condemnation, this Lease shall remain in full force and effect and the net award shall be utilized, apportioned and paid in accordance with Subsection (b) of this Paragraph 11.3 and Subsection (b) of Paragraph 11.2.

                      (ii)  in all other cases, this Lease shall
          remain in full force and effect, but the Basic Rent shall be equitably reduced according to the Lessee's ability to use the remaining Premises and the net award shall be utilized, apportioned and paid in accordance with Subsection (b) of this Paragraph 11.3 and Subsection (b) of Paragraph 11.2.

          (b) Subject to the terms of any first Leasehold Mortgage, in the event of a partial taking which shall not result in termination of this Lease, the net award shall be paid to a nationally recognized title insurance company or trust company, as escrowee, to pay the cost of repair and restoration or replacement of the Premises and its buildings and improvements, or, if the net award is less than Two Hundred Thousand Dollars ($200,000.00) and there is no uncured Event of Default hereunder, such award shall be paid directly to Lessee to pay the cost of repair and restoration or replacement. In such event, Lessee, at Lessee's own expense, will commence and complete the repair, restoration or replacement of the Premises to the extent reasonably practical as provided in this Paragraph, but only to the extent of the amount of proceeds paid by the condemning authority after reduction for costs and expenses paid or incurred by Lessee in connection with the taking or condemnation.

          11.4. REMAINING PROPERTY. Any portion of the Premises remaining after a taking of the nature specified in Paragraph 11.1 hereof shall be appraised pursuant to the appraisal procedures provided in Paragraph 21, but in no event shall the appraised value of the remainder be more than an amount which when added to the award for the partial taking and severance damages, if any, to the remainder will exceed the value of the entire Premises immediately prior to the taking. Within twenty (20) days after completion of the appraisal process, Lessor shall pay Lessee the amount which Lessee would have received in accordance with the provisions of the last sentence of Paragraph 11.2(b)hereof had the remaining portion of the Premises been sold for a price equal to the appraised value thereof, with Lessee's portion thereof being paid to the Leasehold Mortgagee to the extent of said Leasehold Mortgagee's interest therein under the terms of its mortgage.

          11.5. RIGHTS OF LEASEHOLD MORTGAGEE. Notwithstanding any of the foregoing provisions of Paragraph 11, if the terms of a Leasehold Mortgage shall require that any award be paid to the holder of the Leasehold Mortgage for application to amounts owing under the Leasehold Mortgage, then (a) such award shall be paid to such holder to the extent required under the Leasehold Mortgage; and (b) Lessee's obligations for repair, restoration, or rebuilding under Paragraph 11.3 shall be limited to such work as can be reasonably accomplished with the amount of the award, if any, available to Lessee after application of the award under the Leasehold Mortgage. The balance of any award after application under the Leasehold Mortgage shall be applied as provided in this Paragraph 11.

          12.     PUBLIC LIABILITY AND RENTAL INSURANCE.


          12.1. LIABILITY INSURANCE. Lessee, at its own expense, shall provide and keep in force for the benefit of Lessor and Lessee, comprehensive general public liability insurance, liability insurance, to the extent available, insuring against liability for bodily injury, death, and property damage in minimum amounts of not less than Two Million Dollars ($2,000,000.00) in respect to injuries to or death of any one person, not less than Two Million Dollars ($2,000,000.00) in respect to injuries to or death of more than one person in any one occurrence, and not less than Five Hundred Thousand Dollars ($500,000.00) in respect to damage to property. The foregoing limits of insurance shall be reviewed and adjusted periodically by Lessee upon Lessor's written request (but not more than one time in any five year period) so that the amounts of insurance maintained are comparable to that maintained on properties comparable in size, operation, and location to the Premises or, as to such portion of the Premises which has been subleased to subtenants of national or regional recognition, are comparable with the insurance maintained by such subtenants on properties of comparable size and operation. Any and all such insurance may be provided by blanket insurance policies covering the Premises as well as other properties or by subtenants' self-insurance programs as described in Paragraph 9.3 above. Lessee shall furnish Lessor with a certificate of such insurance.

          12.2. LOSS OF RENT INSURANCE. To the extent available, Lessee, at its own expense, shall provide and keep in force loss of rental value insurance in an amount equivalent to at least twelve (12) months Tenant Rent (based upon the immediately preceding Operating Year). Lessee shall furnish Lessor with a certificate of such insurance.

          13.     INDEMNIFICATION BY LESSEE; WAIVER OF SUBROGATION.

          13.1. INDEMNIFICATION BY LESSEE. Lessee will protect, indemnify, and save harmless Lessor from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) imposed upon, incurred by, or asserted against Lessor by reason of (a) any accident, occurrence, injury to, or death of persons (including workmen) or loss of or damage to property occurring during the Term on or about the Premises or any part thereof or the adjoining sidewalks, curbs, vaults and vault space, if any, streets or ways, (b) any use, non-use, or condition of the Premises or any part thereof or the adjoining sidewalks, curbs, vaults or vault space, if any, streets or ways during the Term, (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part thereof during the Term, or (d) any act or action brought or asserted by any party, including any governmental agency, for anything alleged to have occurred or originated on the Premises during the Term, including but not limited to any claim for wrongful discharge of stormwater or any substance that may be alleged to result in harm to the environment during the term, except to the extent any of the foregoing is caused by any act or omission of Lessor or its partners, principals, or beneficiaries or their respective agents, officers, directors, shareholders, employees, servants, contractors, subcontractors, successors, or assigns. In case any action, suit, or proceeding is brought against Lessor by reason of any such occurrence for which Lessee has indemnified Lessor, Lessee, upon Lessor's request, shall, at Lessee's expense, resist and defend such action, suit, or proceeding. The obligations of Lessee under this Paragraph arising by reason of any such occurrence taking place during the Term of this Lease shall survive any termination of this Lease. Lessor shall promptly notify Lessee of any facts of which Lessor becomes aware which could give rise to a claim covered by the indemnification contained in this Paragraph 13.1. Lessee shall have the right to appoint counsel to defend any claim covered by the indemnification contained in this Paragraph 13.1 and Lessor shall cooperate with Lessee in defending any such claim. Lessor shall not settle any such claim without the prior written consent of Lessee, which consent shall not be unreasonably withheld, conditioned or delayed, and Lessor shall not unreasonably withhold, condition or delay its consent or approval of any settlement of such claim proposed by Lessee.

          13.2. WAIVER OF SUBROGATION. Notwithstanding any other provision of this Lease to the contrary but subject to the other provisions of this Paragraph, Lessor and Lessee each hereby waive all rights of action against the other for loss or damage to the Premises, any improvements located thereon or any part thereof, or any property of Lessee in such improvements, which loss or damage is insured or is required pursuant to this Lease to be insured by valid and collectible insurance policies. Each policy of insurance required to be maintained by Lessee under the terms of this Lease shall be endorsed with a clause providing that any release from liability or waiver of claim for recovery entered into in writing by the insured or any additional insured prior to any loss or damage shall not affect the validity of such policy or the right of any insured or additional insured to recover thereunder. The foregoing waiver of subrogation shall not be effective unless the waiver can be obtained without additional cost or premium to the insured party (unless, if a premium is due, the other party pays or reimburses the insured party the amount of such premium).

          14.     MORTGAGES OF THE LEASEHOLD; SUBTENANTS' RIGHTS TO DEAL WITH
LESSOR.

          14.1. RIGHT TO MORTGAGE LEASEHOLD. Notwithstanding anything to the contrary contained elsewhere in this Lease but subject to the conditions contained in this

Paragraph 14.1, Lessee (including, without limitation, any subtenant, as to such subtenant's interest in a portion of the Premises) shall have the unlimited right, at any time and from time to time, to mortgage, hypothecate, collaterally assign, place any lien, security interest or other encumbrance on or otherwise encumber all or any part of Lessee's right, title, or interest in this Lease, including without limitation, all or any part of Lessee's interest in any buildings, structures or improvements now or hereafter located on the Premises. Any debt or obligation secured by any mortgage, trust deed, collateral assignment, security interest, lien, or other encumbrance on any such right, title, or interest of Lessee or Lessee's subtenant is referred to herein as a "LEASEHOLD MORTGAGE" and the holder thereof, a purchaser at foreclosure thereof, or transferee, and any successor or assign of any such holder or purchaser or any transferee under a deed-in-lieu of foreclosure, is referred to herein as a "LEASEHOLD MORTGAGEE." Lessee shall from time to time furnish Lessor with copies of all executed Leasehold Mortgage documents, including the notes, the Leasehold Mortgages, and all other agreements securing the notes which relate to this Lease. The rights of any Leasehold Mortgagee under this Lease shall inure to the benefit of its successors and assigns and to any Purchaser at a foreclosure sale. Lessor shall not be obligated to join in any such Leasehold Mortgage and any such Leasehold Mortgage shall not encumber Lessor's fee simple interest in the Premises.

          14.2. RIGHTS OF LEASEHOLD MORTGAGEE. If at any time during the term there shall be any Leasehold Mortgage, then notwithstanding anything to the contrary contained herein, so long as such Leasehold Mortgage shall remain unsatisfied of record, the following provisions shall apply, and any pertinent provisions of this Lease shall be deemed to be amended and modified to the extent necessary to provide as follows:

          (a) In the absence of Lessee's default not cured within any applicable notice and cure period, there shall be no cancellation, surrender, amendment, acceptance of surrender, or modification of this Lease or attornment of any subtenant of the Premises to Lessor without the prior written consent of each Leasehold Mortgagee (given or denied in such Leasehold Mortgagee's discretion) and, absent the written consent of each Leasehold Mortgagee, any such cancellation, surrender, amendment, acceptance of surrender, or modification of this Lease and any such attornment shall be null and void and of no force or effect. In the event of a default by Lessee hereunder, the Lessor's right to terminate this Lease as provided in Paragraph 17 hereof, shall be subject to the rights of each Leasehold Mortgagee under this Paragraph 14, including, without limitation, each Leasehold Mortgagee's right to notice of any default hereunder by Lessee, its right to cure any such default, and each first Leasehold Mortgagee's right to enter into a new or direct lease with Lessor.

          (b) If Lessee or any Leasehold Mortgagee shall notify Lessor in writing of the Leasehold Mortgagee's name and address, Lessor, on serving on Lessee any notice of default, termination, or any other notice pursuant to the provisions of, or with respect to, this Lease, shall at the same time serve one duplicate counterpart of such notice on each such Leasehold Mortgagee by Registered or Certified Mail, Postage Prepaid and Return Receipt Requested, addressed to each such Leasehold Mortgagee at the address registered with Lessor, and no notice by Lessor to Lessee hereunder shall be deemed to be effective against such Leasehold Mortgagee unless and until such duplicate counterpart thereof has been so served on each such Leasehold Mortgagee.

          (c) In the event that Lessee shall be in default hereunder, each Leasehold Mortgagee shall have the right, within thirty (30) days after the expiration of the notice or grace periods provided in Paragraph 16, to remedy any financial obligation of Lessee under this Lease or to remedy or commence to remedy any nonfinancial default under this Lease, and Lessor shall accept such performance by or at the instigation of a Leasehold Mortgagee as if the same had been performed by Lessee. Furthermore, and notwithstanding anything else contained in this Lease to the contrary, no default or "Event of Default" (as hereafter defined) by Lessee in performing work required to be performed, acts to be done, or conditions to be remedied, shall be deemed to exist, if all financial obligations of the Lessee, including but not limited to, payment of Basic Rent, Impositions, and insurance, are paid current by a Leasehold Mortgagee, provided that no default or Event of Default shall be deemed to exist if any payee either refuses to accept such payment or is enjoined by any court or governmental authority from accepting such payment, and steps (which may include the commencement of a foreclosure action) in good faith, shall have been reasonably promptly commenced by a Leasehold Mortgagee to cause all of such defaults or Events of Default which are reasonably susceptible of being cured by someone other than Lessee to be cured, and such cure is thereafter prosecuted to completion with diligence and continuity and all of such defaults or Events of Default which are reasonably susceptible of being cured by someone other than Lessee are ultimately cured within a reasonable time period under the circumstances.

          (d) Notwithstanding anything else contained in this Lease to the contrary, including, without limitation, a Leasehold Mortgagee's right to cure Lessee defaults under this Lease, no Leasehold Mortgagee shall have any obligations or liabilities under this Lease whatsoever. Under no circumstances shall a Leasehold Mortgagee or any purchaser at a foreclosure sale of the Leasehold Mortgage or any transferee under a deed-in-lieu of foreclosure be subject to any personal liability under this Lease, and the Lessor, for itself and its successors and assigns, hereby acknowledges and agrees that the Lessor hereunder shall have no personal recourse against any Leasehold Mortgagee or any such purchaser or transferee, its successors or assigns, either before or after such Leasehold Mortgagee becomes an owner of the leasehold estate created hereby.

          (e) Notwithstanding anything else in this Lease to the contrary, if an event or events ("TERMINATION EVENT") shall occur which shall entitle Lessor to terminate this Lease or Lessee's right to possession hereunder and (1) the applicable notice or grace period set forth in Paragraph 14.2(c) has not expired, or (2) such Termination Event arises from an Event of Default under Paragraphs 16.1(a)-16.1(f), or (3) this Lease is rejected in a bankruptcy or similar proceeding involving Lessee, or (4) if a first Leasehold Mortgagee has foreclosed the leasehold estate created by this Lease, accepted an assignment in lieu of foreclosure, or such leasehold estate has been sold to a purchaser at a foreclosure sale, such first Leasehold Mortgagee or such purchaser shall thereupon have the option to obtain a new or direct Lease with Lessor in accordance with and on the following terms and conditions:

                      (i) Within thirty (30) days after the written request of such Leasehold Mortgagee (or purchaser), Lessor shall enter into a new or direct Lease of the Premises with such Leasehold Mortgagee (or purchaser), or either of their designees, as provided in the following subparagraph (2) ("NEW LESSEE").

                      (ii) Such new or direct Lease shall be entered into at the reasonable cost of the New Lessee, shall be effective as of the date of termination of this Lease, and shall be for the remainder of the Term and at the Basic Rent and on all the agreements, terms, covenants, and conditions of this Lease. On the execution of such new or direct Lease, the New Lessee shall pay any and all sums which would, at the time of the execution thereof, have been due under this Lease but for the termination as aforesaid, and shall otherwise fully remedy or agree in writing to remedy any existing defaults under this Lease of which such Leasehold Mortgagee was previously notified pursuant to Paragraph 14.2(b) hereof, other than any default which is not reasonably susceptible of being cured by such New Lessee, which such default(s) shall be, and shall be deemed to be, waived by Lessor. The New Lessee shall pay all necessary and reasonable expenses, including reasonable counsel fees and court costs, incurred in terminating this Lease and in recovering possession of the Premises, as well as in the preparation, execution, and delivery of such new or direct Lease.

                      (iii) If a first Leasehold Mortgagee declines to enter into a new or direct Lease with Lessor as provided above, the provisions of this Subsection (e) shall apply to a second Leasehold Mortgage.

                      (iv)  In the event either the first or the
          second Leasehold Mortgagee enters into a new or direct Lease with Lessor in accordance with the terms and conditions hereof, Lessee shall release Lessor from any liability to Lessee hereunder and Lessor shall release Lessee from any liability to Lessor hereunder.

          Nothing contained herein shall release the Lessee named in this Lease from any of its obligations under this Lease which may not have been discharged or fully performed by a New Lessee, nor shall Lessee be released from any obligations under any Leasehold Mortgage or other documents evidencing or securing same.

          (f) Each Leasehold Mortgagee, at its option, shall be named as an insured or loss payee, as requested, as its interest may appear, in all policies of insurance maintained by Lessee covering the Premises or the buildings and improvements located thereon.

          (g) Upon the written request of any subtenant of Lessee or any leasehold mortgagee of any such subtenant, such subtenant or leasehold mortgagee or both, as applicable, shall be entitled to the rights and remedies accorded to a Leasehold Mortgagee, as described in Paragraphs 14.2(b) through (e) above and Paragraph 14.3 below, but only with respect to that portion of the Premises being leased by the subtenant from Lessee.

          14.3. AMENDMENTS REQUIRED BY LEASEHOLD MORTGAGEE. Upon the written request of Lessee from time to time, Lessor agrees to execute such reasonable modifications or amendments of this Lease as shall be required by any Leasehold Mortgagee or by any lender to which Lessee or a subtenant has made application for a Leasehold Mortgage; provided that Lessee shall reimburse Lessor for any costs, including reasonable attorneys' fees, incurred in connection with any such modification or amendment, and provided further that in no event shall any such modification (i) materially affect the rights of Lessor under this Lease,
(ii) materially affect the value of Lessor's interest in the Premises as encumbered by this Lease, (iii) require Lessor to join in any such Leasehold Mortgage, or (iv) extend any grace or cure periods provided herein. Lessor shall not unreasonably withhold, condition, or delay any such request for such modification or amendment.

          14.4.   AGREEMENT BETWEEN LESSOR AND LEASEHOLD MORTGAGEE. Within ten
(10) days after Lessor's receipt of written request from Lessee or any Leasehold Mortgagee, Lessor agrees to execute and deliver in recordable form any agreement or instrument required by any Leasehold Mortgagee to confirm the rights of such Leasehold Mortgagee under this Paragraph 14.

          14.5. LEASEHOLD MORTGAGEE INTENDED THIRD PARTY BENEFICIARY. Lessor and Lessee acknowledge and agree that the provisions of this Paragraph 14 are included for purposes of inducing Leasehold Mortgagees to finance the Premises and improvements to be located thereon; and such provisions are intended for the benefit of any and all Leasehold

Mortgagees and may be relied upon and enforced by any Leasehold Mortgagee as a third party beneficiary of such provisions.

          15.     SUBLETTING AND ASSIGNMENT.

          15.1. SUBLETTING. The parties acknowledge that Lessee may, without the consent of Lessor, sublease portions of the Premises and the buildings, structures and improvements located thereon from time to time during the Term to subtenants who will carry on lawful activities permitted under this Lease. Lessee shall be entitled to enter into subleases of any portions of the Premises and/or the buildings, structures and improvements located thereon from time to time during the term, provided that in no event shall the term of any sublease or any renewal option contained therein extend beyond the expiration of the Term.

          15.2. ASSIGNMENT. Provided no Event of Default has occurred and is continuing, Lessee may, without the consent of Lessor, at any time and from time to time, sell, assign, or otherwise transfer all or any part of its right, title, or interest in this Lease, including, without limitation, all or any part of its interest in any subleases and/or all of its interest in any buildings, structures and improvements located on the Premises; provided, that, except as otherwise provided in Subsection 14.2(d), the proposed grantee, assignee, or transferee (collectively, "TRANSFEREE"), agrees in writing to perform all of the Lessee's covenants, agreements, and obligations under this Lease arising subsequent to such assignment and, provided further, that a copy of such instrument is delivered to Lessor within ten (10) days after the effective date of such assignment; and upon such assignment, Lessee shall be relieved of all liability and obligations which arise or accrue after the date of the assignment.

          16.     DEFAULT.

          16.1. EVENT OF DEFAULT. Lessee agrees that any one or more of the following events shall be considered "EVENTS OF DEFAULT" as said term is used herein, that is to say, if

          (a) Lessee shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Lessee asking reorganization of Lessee under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any state, shall be entered, and any such decree or judgment or order shall not have been vacated or set aside within ninety (90) days from the date of the entry or granting thereof; or

          (b) Lessee shall file or admit the jurisdiction of the court and the material allegations contained in any petition in bankruptcy or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws as now or hereafter amended, or Lessee shall institute any proceeding or shall give its consent to the institution of any proceeding for any relief of Lessee under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition, or extension; or

          (c) Lessee shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Lessee or any of the property of Lessee; or

          (d) The Premises are levied upon by any revenue officer or similar officer and such levy shall not have been set aside within ninety (90) days from he date thereof; or

          (e) A decree or order appointing a receiver of the property of Lessee shall be made and such decree or order shall not have been vacated or set aside within ninety (90) days from the date of entry or granting thereof; or

          (f) Lessee shall abandon the Premises or vacate the same during the Term for a period in excess of ninety (90) days during any six month period, except during period of construction or restoration during which Lessee makes all payments due hereunder; or

          (g) Lessee shall default in any payment of Basic Rent or in any other payment required to be made by Lessee hereunder when due as herein provided, and any such default shall continue for thirty (30) days after receipt by Lessee of written notice thereof; or

          (h) Lessee shall default in keeping, observing, or performing any of the other covenants or agreements herein contained to be kept, observed, and performed by Lessee, and such default shall continue for thirty (30) days after receipt by Lessee of notice thereof in writing; provided that if such default is not reasonably susceptible of being cured within said thirty (30) day period and Lessee commences cure within such thirty (30) day period and thereafter diligently and continuously prosecutes such cure, Lessee shall not be deemed in default.

          Subject to the provisions of Paragraph 16.2, if Lessee fails to cure any default within the applicable notice and grace period, Lessor (i) may, but shall have no obligation to, exercise the remedy of curing the default on behalf of and at the cost of Lessee, and (ii) may, subject to the provisions of Paragraphs 14 and 18.1 of this Lease, exercise all remedies for an Event of Default under Paragraph 17 of this Lease. However, if Lessee cures the default within the applicable notice and grace period (or, where permitted, commences to cure such default as provided above) and pays all out-of-pocket costs and expenses incurred by Lessor in connection with the default, including without limitation interest on monies advanced by Lessor at the rate of 9% per annum commencing after expiration of the period permitted for cure, and reasonable attorneys' fees, the default shall be deemed cured. Notwithstanding the foregoing, if, as a result of any nonmonetary default, the Premises or any improvements located thereon shall be in imminent danger of material damage or destruction or Lessor's title to the Premises shall be in imminent danger of being forfeited or materially impaired, Lessor may, upon written notice to Lessee, proceed, prior to the expiration of any applicable grace period, to cure such default, in which event Lessee shall reimburse Lessor for the out-of-pocket cost of such cure within ten (10) days after receipt of written demand therefor accompanied by an itemization of such costs in reasonable detail.

          16.2. FORCE MAJEURE. Notwithstanding any provision of this Lease to the contrary, neither party shall be deemed to be in default as a result of its failure to perform any of its non-monetary obligations under this Lease, if such party's failure to perform any such obligation is due in whole or in part to any strike, lockout, labor dispute (whether legal or illegal), labor shortage, civil disorder, failure of power or other utility, governmental laws and regulations, moratorium, riots, insurrections, war, freight or supply shortages or the inability to obtain such commodities on reasonable terms, lack of or delays in transportation, accidents, casualties, severe weather, acts of God, acts caused directly or indirectly by the other party (or the other party's agents, employees, guests or invitees), or any other cause beyond the reasonable control of such party. In such event, the time for performance by such party shall be extended by an amount of time equal to the period of the delay so caused.

          17.     REMEDIES FOR DEFAULT.

          17.1. REMEDIES GENERALLY. Upon the occurrence of any one or more Events of Default, Lessor may at its election terminate this Lease or terminate Lessee's right to possession only without terminating the Lease.

          (a) Upon termination of the Lease, the Lessee shall surrender possession and vacate the Premises immediately, and deliver possession thereof to the Lessor, and hereby grants to the Lessor the full and free right, without demand or notice of any kind to Lessee (except as expressly provided for herein) to enter into and upon the Premises in such event with or without process of law and to repossess the Premises as the Lessor's former estate and to expel or remove the Lessee and any others who may be occupying or within the Premises without being deemed in any manner guilty of trespass, eviction, or forcible entry or detainer, without incurring any liability for any damage resulting therefrom and without relinquishing the Lessor's rights to rent or any other right given to the Lessor hereunder or by operation of law.

          (b) If the Lessor elects to terminate the Lessee's right to possession only without terminating the Lease, the Lessor may, at the Lessor's option, enter into the Premises, remove the Lessee's signs and other evidences of tenancy, and take and hold possession thereof as hereinabove provided, without such entry and possession terminating the Lease or releasing the Lessee, in whole or in part, from the Lessee's obligations to pay the rent hereunder for the full term or from any other of its obligations under this Lease. Lessor shall make commercially reasonable efforts to relet the Premises for such rent and upon such terms as shall be satisfactory to Lessor

     (including the right to relet the Premises for a term greater or lesser than that remaining under the Term, and the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises). For purposes of such reletting, Lessor may decorate or make any repairs, changes, alterations or additions in or to the Premises that may be necessary or convenient. If Lessor does not relet any portion of the Premises or the improvements located thereon Lessee shall pay to Lessor, as and when due on the dates set forth hereunder, damages equal to the amount of the Basic Rent and other sums provided herein to be paid by Lessee for the remainder of the Term as such items shall become due, as otherwise provided hereunder. If the Premises are relet in whole or in part and a sufficient sum shall not be realized from such reletting after paying all of the reasonable expenses of such decorations, repairs, changes, alterations, or additions, the expenses of such reletting and the collection of the rents and interest accruing therefrom (including, but not by way of limitation, reasonable attorneys' fees and brokers' commissions), to satisfy the Basic Rent and other charges herein provided to be paid for the reminder of the Term, Lessee shall pay to Lessor on demand any deficiency as such deficiency occurs, and Lessee agrees that Lessor may file suit to recover any sums falling due under the terms of this Paragraph from time to time, as such sums fall due. Any rent or other sums received by Lessor from subtenants of Lessee in respect of such subtenants' use and occupancy of the Premises, or portion thereof, shall be deemed sums realized from reletting of the Premises by Lessor following default by Lessee hereunder.

          (c) Lessor may seek such other remedies as are provided by law, including but not limited to filing suit against Lessee for any amounts due hereunder, plus interest thereon, and reasonable attorneys' fees, which Lessor is entitled to recover hereunder. This remedy may be pursued by Lessor in addition to any other remedy sought herein.

          (d) The rights of Lessor under this Paragraph 17 are subject to the provisions of Paragraphs 14 and 18.1 of this Lease.

          17.2. REMEDIES CUMULATIVE. No remedy herein or otherwise conferred upon or reserved to Lessor or Lessee shall be considered to exclude or suspend any other remedy, provided herein or available under Florida law, but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Lessor or Lessee may be exercised from time to time and so often as occasion may arise or as may be deemed expedient.

          17.3. NO WAIVER. No delay or omission of Lessor or Lessee to exercise any right or power arising from any default shall impair any such right or power or be construed to be a waiver of any such default or any acquiescence therein. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach, or as a waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Lessor of payment of any rent after termination of this lease or of Lessee's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Lessor, be deemed to restore this Lease or Lessee's right to possession hereunder, as the case may be, but shall be construed as a payment on account, and not in satisfaction of damages due from Lessee to Lessor.

          18.     NON-DISTURBANCE OF SUBTENANTS BY LESSOR.

          18.1. NON-DISTURBANCE OF SUBTENANTS. In addition to the provisions of Paragraph 14.2a above, in the event of a termination of this Lease (other than a termination due to the expiration of the Term or due to a fire, other casualty loss, taking or condemnation), Lessor hereby agrees that it will not terminate any sublease of space in the Premises, including any master sublease, which is in force and effect at the time of such termination of this Lease and shall not disturb the use, possession or leasehold rights of the subtenant thereunder, so long as such subtenant is not in default, beyond applicable notice and grace periods, of any terms, covenant or condition of its sublease.

          18.2. EXECUTION AND DELIVERY OF NON-DISTURBANCE AGREEMENT. Lessor shall at any time and from time to time, within ten (10) days after Lessee's written request, execute, acknowledge and deliver to Lessee and to any subtenant designated by Lessee a Non-Disturbance Agreement, attached hereto as Schedule "B," with such modifications as the subtenant may reasonably request, provided that in no event shall any such modification to the Non-Disturbance Agreement
(a) materially affect Lessor's rights under this Lease or (b) materially alter Lessor's rights with respect to any such subtenant under applicable laws. Lessor's failure to provide such Non-Disturbance Agreement shall not be a condition of or limit, modify or abrogate in any way the non-disturbance covenant of Lessor contained in Paragraph 18.1.

          18.3. SUBTENANT AS THIRD PARTY BENEFICIARY. The parties acknowledge that the provisions of this Paragraph 18 are included for the purpose of inducing subtenants to sublease portions of the Premises and/or the buildings, structures and improvements located thereon during the Term and that such provisions are intended for the benefit of all subtenants of the Premises and may be relied upon and enforced by any of them as a third party beneficiary of such provisions.

          19. RESTRICTIONS ON ENCUMBRANCE BY LESSOR. Lessor may mortgage, collaterally assign, pledge, hypothecate, place any lien, security interest or other encumbrance on or otherwise encumber any interest of Lessor in any part of the Premises, provided that any mortgage, assignment, pledge, hypothecation, lien, security interest, or encumbrance shall be expressly subject and subordinate to this Lease and its terms, including without limitation the provisions of Paragraphs 9, 10, 11, and 14 and to any new or direct lease entered into pursuant to Paragraph 14.2(e).

          20.     TRANSFERS OF PREMISES.

          20.1. TRANSFER SUBJECT TO LEASE AND RIGHTS OF LEASEHOLD MORTGAGEE. Any transfer of any interest of Lessor in any part of the Premises shall be subject to this Lease and to the rights of any Leasehold Mortgagee described in Paragraph 14. Any transferee of any interest of Lessor hereunder and any assignee of Lessee's interest hereunder shall be deemed by virtue of its acceptance of such transfer or assignment to have agreed: (i) to be bound by each of the terms, conditions, covenants and agreements contained in this Lease, and (ii) to execute and deliver to the other party any agreement or instrument reasonably required by such other party to evidence such transferee's or assignee's acknowledgment and acceptance of the terms and provisions of clause
(i) of this Paragraph 20.1; provided, however, that the failure of such transferee or assignee to deliver any such agreement or instrument shall not in any way negate, modify, or limit the binding effect of the terms and provisions of clause (i) of this Paragraph 20.1 on such transferee or assignee.

          20.2. CONTINUED LIABILITY. Notwithstanding any transfer of any interest of a party in the Premises or this Lease, except as provided in Subsection 14.2(d), such party shall remain liable under this Lease, unless and until the transferee affirms this Lease in writing and assumes all of the transferring party's obligations under this Lease in writing, by a recordable instrument.

          21. APPRAISAL. The appraisals required by Paragraphs 10.3 and 11.4 shall be made as follows: Lessor and Lessee shall each appoint one appraiser within fifteen (15) days after written notice of any event requiring an appraisal under said Paragraphs and each party shall notify the other of the name and address of such party's appraiser within said fifteen (15) day period. If, after notice by either party to the other of the appointment of an appraiser by the party giving such notice, the other party to whom notice is given shall fail, within a period of ten (10) days after such notice, to appoint an appraiser, then the appraiser so appointed by the party giving the notice shall have the power to proceed as sole appraiser to make the appraisal hereunder. The two appointed appraisers shall make the required appraisals and, if the higher appraisal is not more than 110% of the lower appraisal, the average of the two appraisals shall be accepted by, and be binding upon, the parties. If the higher appraisal is more than 110% of the lower appraisal, Lessor and Lessee shall promptly appoint an arbitrator. If Lessor and Lessee fail to appoint such arbitrator within thirty (30) days after the completion of the initial appraisals, either Lessor or Lessee, upon written notice to the other, may request the appointment of an arbitrator by the then President of the local Real Estate Board, Board of Realtors or similar body. The arbitrator must select one of the two initial appraisers, and the appraiser selected by the arbitrator shall be accepted by and be binding upon the parties. In connection with the appraisal process described herein, the appraiser or appraisers and any arbitrator shall afford each party a hearing and the right to submit evidence, with the privilege of cross-examination on the questions at issue, and shall, with all possible speed, make their determination in writing and give notice of the same to the parties. Each party shall cooperate with the appraisers and the arbitrator and shall use its best efforts to obtain from the two initial appraisers their determination within thirty (30) days of the appointment of the last of such appraisers to be appointed and from the arbitrator his selection of the appropriate appraisal within thirty (30) days after his appointment. Lessor and Lessee shall each pay the fees of the person appointed by it as appraiser hereunder and Lessor and Lessee shall each pay one-half of the fees of any arbitrator appointed pursuant to the provisions of this Paragraph and one-half of the general expenses of all appraisals and arbitrations required hereunder. Any appraiser appointed hereunder shall have no less than five (5) years experience in the appraisal of real property similar in type and character to the Premises and the buildings and improvements located thereon at the time of such appraisal in the county in which the Premises are located and shall hold the professional designation of M.A.I.

          22. ESTOPPEL CERTIFICATE. Each party agrees that, at any time and from time to time, within ten (10) days after receipt of written request from the other party, it shall execute, acknowledge, and deliver to such other party, to any Leasehold Mortgagee, or to any person or entity designated by such other party, a written instrument in recordable form certifying that (a) this Lease is unmodified and in full force and effect (or if there have been modifications, that it is in full force and effect as modified and stating the modifications),
(b) the dates to which the Basic Rent, and other charges have been paid, (c) whether or not to the best of the certifying party's knowledge the certifying party or the other party is in default in the performance of any term, covenant, or condition contained in this Lease and, if so, specifying each default, and
(d) any other facts or matters within the actual knowledge of the certifying party that may be reasonably requested. In addition, if requested by the other party, the certifying party shall attach a copy of this Lease, as modified or amended, to the estoppel certificate and shall certify in the estoppel certificate that the attached Lease is true, correct, and complete. It is intended that any such certificate delivered pursuant to this Paragraph 22 may be relied upon by the party requesting such certificate or the person or entity to whom the party requesting such certificate requests the certificate to be delivered. In the event either party fails to deliver an estoppel certificate within the time period and otherwise as provided herein, such failure shall be deemed a conclusive admission by such party that the matters set forth in the requested estoppel certificate or letter are true, correct and complete in all respects, and the party requesting such estoppel certificate or letter and any person on whose behalf such estoppel certificate or letter is requested shall be entitled to rely on the truth, accuracy, and completeness of the requested estoppel certificate or letter as if it had been provided as required hereunder.

          23. OWNERSHIP OF IMPROVEMENTS DURING LEASE TERM. During the Term, Lessee shall be the owner of all buildings, structures and improvements constructed or erected by or on behalf of Lessee upon the Premises or any portion thereof, and Lessor shall have no right, title, or interest therein. As such owner, Lessee shall be entitled to all of the tax and other benefits of such ownership, including, without limitation, the right to take depreciation deductions and investment tax credits under the tax laws.

          24. SURRENDER. Upon the expiration or other termination of the Term, Lessee shall quit and surrender the Premises to Lessor in good condition and repair, except for reasonable wear and tear and damage which Lessee need not repair, rebuild, or restore under this Lease, and subject to the rights of the holder of any mortgage described in

Paragraph 14 and of any subtenants of the Premises, provided that such rights shall not exceed the Term of the Lease or the term of any new or direct Lease entered into between Lessor and first Leasehold Mortgagee in accordance with the provisions of Paragraph 14 hereof, unless otherwise consented to by Lessor at the time of their creation. Lessor shall thereafter, but not until such time, be the owner of all improvements and buildings (but not any personal or removable property contained therein) constructed or erected by Lessee upon the Premises, and Lessee shall thereafter, but not until such time, have no further right, title or interest therein. At the sole option of Lessor, upon one hundred eight
(180) days' prior written notice to Lessee, Lessor may require Lessee to demolish and remove all buildings and improvements on the Premises at Lessee's expense.

          25.     QUIET ENJOYMENT.

          25.1. COVENANT OF QUIET ENJOYMENT. Except with respect to the covenants and restrictions recorded in the Public Records and set forth in Schedule "C" annexed hereto, Lessor agrees, covenants, and warrants that so long as Lessee faithfully performs the terms, covenants, and conditions of this Lease within the applicable notice or grace periods provided herein, Lessee shall peaceably and quietly have, hold, and enjoy the Premises for the Term, without disturbance by or from Lessor or any one claiming by, though, or under Lessor, and free of any and all liens and encumbrances created or suffered by Lessor or any one claiming by, through, or under Lessor.

          25.2. LESSOR'S TITLE. Lessor represents and covenants to Lessee that Lessor owns marketable and insurable fee simple title to the Premises free and clear of any liens, claims, restrictions, encumbrances, or rights of others except for the permitted exceptions set forth in Schedule "C" annexed hereto.

          26. HOLDOVER. If Lessee shall holdover as a tenant after the termination or other expiration of the Term, such tenancy shall be deemed to be on a month-to-month basis, on all of the same terms, covenants and conditions of this Lease, except that for each month or part thereof during any holdover period, Lessee shall pay Lessor one and one-half (1 1/2) times the Basic Rent due under this Lease for the month immediately preceding the expiration or other termination of the Term.

          27. WAIVER. No waiver of any term, covenant, or condition contained in this Lease or any breach of any such term, covenant, or condition by either party shall constitute a waiver of any subsequent breach of such term, covenant, or condition or justify or authorize the non-observance of any other occasion of the same or any other term, covenant, or condition of this Lease by either party.

          28. MEMORANDUM OF LEASE. The parties shall execute and acknowledge within ten (10) business days after the execution of this Lease a memorandum hereof, in the form set forth on Exhibit "D" attached hereto, in recordable form and otherwise in form and substance acceptable to the parties hereto. Immediately upon the execution of such Memorandum of Lease, the Lessee will cause such Memorandum of Lease to be recorded in the appropriate public records for real estate, and the cost of such recording will be borne by Lessee.

          29. BROKERS. Lessor represents and warrants to Lessee that it has not engaged the services of or dealt with any broker in connection with this Lease, and Lessee represents and warrants to Lessor that it has not engaged the services of or dealt with any broker in connection with this Lease, and each party hereby indemnifies and agrees to defend and hold the other harmless from any and all losses, costs, damages, liabilities, claims, and expenses, including, without limitation, reasonable attorneys' fees, suffered or incurred by the other party in connection with any claim of any broker claiming to have dealt with the party providing the indemnification.

          30. NOTICES. All notices, requests, demands or other instruments required or contemplated to be given or furnished under this Lease to Lessor or Lessee shall be directed to Lessor or Lessee as the case may be at the following addresses:

          If to Lessee:          KIMCO Governors Marketplace Ltd.
                                 c/o KIMCO Realty Corporation
                                 3333 New Hyde Park Road
                                 Suite 100
                                 P.O. Box 5020
                                 New Hyde Park, New York 10142-0020
                                 Attn: Susan Deck, Esq.

          and:                   KIMCO Governors Marketplace Ltd.
                                 c/o Agora Development, LLC
                                 7400 Baymeadows Way
                                 Suite 107
                                 Jacksonville, Florida 32256
                                 Attn: William M. Sulzbacher

          and:                   Donald Kennicott
                                 Holland & Knight LLP
                                 1201 West Peachtree Street, N.E.
                                 Suite 2000
                                 Atlanta, Georgia 30309

          If to Lessor:          Smith Interests General Partnership, L.L.P.
                                 c/o Robert H. Smith
                                 Capital City Bank
                                 217 North Monroe Street
                                 Tallahassee, Florida 32301
          with copy to:          Duby Ausley, Esquire
                                 Ausley & McMullen
                                 Post Office Box 391
                                 Tallahassee, Florida 32302

Any such notices, requests, reports, demands, or other instruments shall be (i) personally delivered to the offices set forth above, in which case they shall be deemed delivered on the date of delivery to said offices with receipt therefor;
(ii) sent by Western Union telegram, in which case they shall be deemed delivered on the date Western Union delivers its telephonic communication, (iii) sent by certified mail, return receipt requested, in which case they shall be deemed delivered three (3) business days after deposit in the U.S. mail, postage prepaid, (iv) sent by facsimile machine (provided sender has written confirmation that the facsimile was received by addressee's facsimile machine), and provided further that a copy of said notice is sent as provided in clause
(i), (ii), (iii) or (iv), or (v) sent by overnight courier (Federal Express or like service), in which case (as to delivery by the means described in subparagraphs (iv) and (v)), they shall be deemed received on the date of actual delivery. Either party may change the address to which any such notice, report, demand or other instrument is to be delivered by furnishing written notice of such change to the other party in compliance with the foregoing provisions. Notice from counsel for a party shall be deemed notice from such party.

          31.     MISCELLANEOUS.

          31.1. CAPTIONS. The captions in this Lease, including the Exhibits, are for convenience only and are not a part of this Lease and are not intended to and do not in any way define, limit, describe, or amplify the terms and provisions of this Lease or the scope or intent hereof.

          31.2. ENTIRE AGREEMENT. This Lease represents the entire agreement between the parties hereto, and there are no collateral or oral agreements or understandings. This Lease supersedes all prior written or oral agreements, covenants, representations, and warranties between the parties, and to the extent of any conflict between the provisions of this Lease and the provisions of any other prior agreements, understandings, or instruments between the parties, the provisions of this Lease shall be paramount or prevail. This Lease shall not be modified in any manner except by an instrument in writing executed by the parties, and then only with the written consent of each Leasehold Mortgagee described in Paragraph 14.

          31.3. BINDING EFFECT. This Lease shall be binding on and shall insure to the benefit of Lessor and Lessee and their respective successors and assigns, subject to restrictions on transfer and encumbrance set forth in this Lease.

          31.4. ATTORNEYS' FEES. In the event of any litigation involving the terms of this Lease or the duties or obligations of Lessor and Lessee, the prevailing party shall be entitled to recover its costs and expenses, including, without limitation, court costs and reasonable attorneys' fees, in connection therewith, whether incurred in negotiation, preparation of documents, at trial or on appeal and whether incurred in the establishment of the amount of fees and costs or the collection thereof.

          31.5. RIGHTS AND REMEDIES CUMULATIVE. All rights and remedies of each of the parties are cumulative, and the exercise by a party of one or more of such rights or remedies shall not preclude the exercise by such party at the same or a different time or times of any other rights or remedies provided for in this Lease or at law or in equity.

          31.6. INTERPRETATION. This Lease shall be construed in accordance with the laws of the State of Florida. Whenever the contents of any provision shall require it, the singular number shall be deemed to be the plural number and vice versa, and the neuter gender shall be deemed to include the masculine and the feminine. This Lease shall not be construed more strictly against one party than the other by virtue of it having been prepared by such party or its counsel, all parties having had the opportunity to participate in the negotiation and drafting of this Lease.

          31.7. EXHIBITS. All Exhibits referred to in and attached to this Lease and all of the terms, conditions, and provisions contained in such Exhibits are by this reference incorporated into this Lease.

          31.8.   TIME OF ESSENCE. Time is of the essence of this Lease.

          31.9. AUTHORITY OF PARTIES. Lessor and Lessee each warrant and represent to, and covenant with, the other that it is duly authorized and empowered to enter into this Lease, that this Lease is the valid and binding obligation of the warranting party and is enforceable against the warranting party in accordance with its terms.

          31.10. NO MERGER OF TITLE. There shall be no merger of the leasehold estate created by this Lease with the fee estate in the Premises by reason of the fact that the same person may acquire or hold (a) the leasehold estate created by this Lease or any interest in such leasehold estate, and (b) the fee estate in the Premises or any interest in such fee estate; and no such merger shall occur unless and until all persons, including any mortgagee having any interest in (i) the leasehold estate created by this Lease and (ii) the fee estate in the Premises, shall join in a written instrument effecting such merger and shall duly record the same.

          31.11. LESSOR'S CONSENT OR APPROVAL. Whenever Lessor's consent or approval is required under this Lease, such approval shall not be unreasonably withheld, conditioned, or delayed.

          31.12. PERFORMANCE OF SUBTENANTS. Notwithstanding any provision of this Lease to the contrary, any obligation or responsibility of Lessee under this Lease may be performed, in whole or in part, by one or more subtenants of the Premises and Lessor shall accept such performance.

                            [Signature page follows]

Witnesses:                              LESSOR:


/s/ Cleo J. Gay                         SMITH INTERESTS GENERAL
-----------------------------------     PARTNERSHIP, L.L.P., a Florida limited
(Signature)                             liability partnership

Cleo J. Gay
-----------------------------------
(Printed Name)


/s/ Emily G. Groom                      By  /s/ William G. Smith
-----------------------------------        -----------------------------------
(Signature)                             Name: William G. Smith, Jr.
                                        Its: Managing Partner
Emily G. Groom
-----------------------------------
(Printed Name)


/s/ Cleo J. Gay                         By  /s/ J. Vereen Smith
-----------------------------------        -----------------------------------
(Signature)                             Name: J. Vereen Smith, Jr.
                                        Its: Managing Partner
Cleo J. Gay
-----------------------------------
(Printed Name)


/s/ Emily G. Groom
-----------------------------------
(Signature)

Emily G. Groom
-----------------------------------
(Printed Name)


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                        LESSEE:

                                        KIMCO GOVERNORS
                                        MARKETPLACE LTD.,
                                        a Florida limited partnership

/s/ Tami Gossling                       By: KIMCO GOVERNORS
-----------------------------------         MARKETPLACE 317, INC., a Florida
(Signature)                                 corporation, General Partner

Tami Gossling
-----------------------------------
(Printed Name)

                                            By: /s/ Daniel C. Slattery
/s/ Jenee R Dessenberg                         -------------------------------
-----------------------------------             Daniel C. Slattery
(Signature)                                     Executive Vice President

Jenee R Dessenberg
-----------------------------------
(Printed Name)

                                  EXHIBIT "A-l"

                          LEGAL DESCRIPTION OF PREMISES

                                                       INDENTURE OF GROUND LEASE
                                                                      (PARCEL B)

                                   EXHIBIT A-1

                                LEGAL DESCRIPTION

                                    PARCEL B
                                LEGAL DESCRIPTION

PARCEL 1:

(a).   PARCEL 21:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, Leon County, Florida, and run North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of magnolia Drive and old State Road No. 20 (East Lafayette Street), thence run North 00 degrees 02 minutes East
33.61 feet, thence South 79 degrees 02 minutes East 50.92 feet to the Northeast intersection of said two streets, thence run Northerly along a line 50 feet from and parallel with the centerline of Magnolia Drive a distance of 535.77 feet to the Northeast corner of the intersection of Magnolia Drive and new State Road No. 20 (U.S. No. 27), thence run North 00 degrees 05 minutes 30 seconds East along the East right of way boundary of Magnolia Drive 697.29 feet to the Northwest corner of property owned by Leon Federal Savings and Loan Association as recorded in Official Records Book 178, Page 389, of the Public Records of Leon County, Florida, for the Point of Beginning. From said Point of Beginning continue North 00 degrees 05 minutes 30 seconds East along said East right of way boundary of Magnolia Drive 199.82 feet to the Southerly right of way boundary of Governor's Square Boulevard, thence North 85 degrees 59 minutes 28 seconds East along said Southerly right of way boundary of Governor's Square Boulevard 250.00 feet, thence South 00 degrees 05 minutes 30 seconds West 217.70 feet to the North boundary of said property owned by Leon Federal Savings and Loan Association, thence North 89 degrees 54 minutes 30 seconds West along said North boundary 249.15 feet to the Point of Beginning.

(b).   PARCEL 22:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, Leon County, Florida, and run North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive and old State Road No. 20 (East Lafayette Street), thence run North 00 degrees 02 minutes East 33.61 feet, thence South 79 degrees 02 minutes East 50.92 feet to the Northeast intersection of said two streets, thence run Northerly along a line 50 feet from and parallel with the centerline of Magnolia Drive a distance of 535.77 feet to the Northeast corner of the intersection of Magnolia Drive and new State Road No. 20 (U.S. No. 27), thence run North 00 degrees 05 minutes 30 seconds East along the East right of way boundary of Magnolia Drive 697.29 feet to the Northwest corner of property owned by Leon Federal Savings and Loan Association as recorded in Official Records Book 178, Page 389, of the Public Records of Leon County, Florida, and run South 89 degrees 54 minutes 30 seconds East along said Northerly boundary 249.15 feet to the Point of Beginning. From said Point of Beginning continue South 89 degrees 54 minutes 30 seconds East along said Northerly boundary 230.30 feet, thence North 00 degrees 05 minutes 30 seconds East along a projection of the Easterly boundary of said property owned by Leon Federal Savings and Loan Association a distance of 234.21 feet to the South right of way boundary of Governor's Square Boulevard, thence South 85 degrees 59 minutes 28 seconds West along said South right of way boundary 230.88 feet, thence South 00 degrees 05 minutes 30 seconds West 217.70 feet to the Point of Beginning.

                            (continued on next page)

Together with certain limited non-exclusive drainage rights in the following described drainage easement:

PARCEL 2

Perpetual Easement for drainage system, created, defined and granted by that certain Drainage and Retention Pond Easement among WILLIAM GODFREY SMITH and PATTY HILL SMITH, his wife, JULIAN VEREEN SMITH AND ELAINE W. SMITH, his wife, and R. SPENCER BURRESS, as the Managing Trustee of the Julian Vereen Smith Issue Trust and as Managing Trustee of the William Godfrey Smith, Jr. Trust, as Grantors and GOVERNOR'S SQUARE, INC., as Grantee, dated April 7, 1978, and recorded in Official Records Book 894, page 1025, of the Public Records of Leon County, Florida, as further amended by that certain Amendment to Drainage and Retention Pond Easement dated April 1, 1980, and recorded in Official Records Book 956, page 2240, of the Public Records of Leon County, Florida, and as further amended by that certain Second Amendment to Drainage and Retention Pond Easement dated as of February 28, 1992, by and between TALLAHASSEE ASSOCIATES and THE SMITH INTEREST GENERAL PARTNERSHIP, as recorded in Official Records Book 1546, page 644, of the Public Records of Leon County, Florida, and as further amended by that certain Supplement to Drainage and Retention Pond Easement dated as of January 12, 1994, and recorded July 16, 1994, in Official Records Book 1655, Page 97, of the Public Records of Leon County, Florida, as further amended by Third Amendment to Drainage and Retention Pond Easement between Tallahassee Associates and the Smith Interests General Partnership, dated November 17, 1994, and recorded November 18, 1994, in Official Records Book 1776, page 703, of the Public Records of Leon County, Florida, over, upon and across the following described land located in Leon County, Fl, together with all rights, privileges and benefits pertinent thereto under said Drainage and Retention Pond Easement, as amended, accruing to Tallahassee Associates its successors and assigns, described as follows:

PARCEL 2.1
RETENTION POND AREA (retention pond on west side of Blairstone, north of Governors Square Blvd.)

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27, as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2004.00 feet to the Northerly right-of-way boundary of a proposed 100.00 foot roadway (Governors Square Avenue), thence North 89 DEG. 49' West 215.11 feet to a point of curve to the right, thence along said right-of-way curve with a radius of 506.72 feet, through a central angle of 36 DEG. 00' for an arc distance of 318.38 feet, thence North 53 DEG. 49' West along said Northerly right-of-way boundary 20.59 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 53 DEG. 49' West along said Northerly right-of-way boundary 200.00 feet, thence North 36 DEG. 45' East 304.50 feet; thence North 00 DEG. 11' East 460.00 feet, thence South 89 DEG. 49' East 510.00 feet to the Westerly right-of-way boundary of said Blairstone Road, thence South 00 DEG. 11' West along said Westerly right-of-way boundary 606.00 feet, thence North 89 DEG. 49' West 360.00 feet, thence South 38 DEG. 18' 26" West 274.73 feet to the POINT OF BEGINNING.

                            (continued on next page)

ALSO:

PARCEL 2.2
(Drainage easement across Blairstone from pond to open channel east of Blairstone)

100 foot by 100 foot easement across Blairstone Road extension between easement for retention pond and proposed open channel waterway.

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27 as follows:
South 67 DEG. 35' 06" East 1153.26 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2563.00 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 00 DEG. 11' East along said Westerly right-of-way boundary 100.00 feet, thence South 89 DEG. 49' East 100.00 feet to the Easterly right-of-way boundary of said Blairstone Road extension, thence South 00 DEG. 11' West along said Easterly right-of-way boundary 100.00 feet, thence North 89 DEG. 49' West 100.00 feet to the POINT OF BEGINNING.

ALSO:

PARCEL 2.3
(PROPOSED OPEN CHANNEL WATERWAY) A 100 foot strip lying 50 feet either side of the following described centerline:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27, as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence south 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2633.00 feet, thence South 89 DEG. 49' East 100.00 feet to the Easterly right-of-way boundary of said Blairstone Road for the POINT OF BEGINNING of said centerline. From said POINT OF BEGINNING continue South 89 DEG. 49' East 206.61 feet, thence North 83 DEG. 27' 18" East 194.65 feet, thence North 86 DEG. 26' 54" East 201.40 feet to the terminal point of said centerline.

ALSO:

PARCEL 2.4
Extension of Retention Pond Easement across proposed 100 foot Roadway (Governors Square Avenue)

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way

                            (continued on next page)
boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27 as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2004.00 feet to the Northerly right-of-way boundary of a proposed 100.00 foot roadway (Governors Square Avenue), thence North 89 DEG. 49' West 215.11 feet to a point of curve to the right, thence along said right-of-way curve with a radius of 506.72 feet, through a central angle of 36 DEG. 00' for an arc distance of 318.38 feet, thence North 53 DEG. 49' West along said Northerly right-of-way boundary 20.59 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 53 DEG. 49' West along said Northerly right-of-way boundary 200.00 feet, thence South 36 DEG. 45' West 100.00 feet to the Southerly right-of-way boundary of said proposed 100.00 foot roadway (Governors Square Avenue), thence South 53 DEG. 49' East along said Southerly right-of-way boundary 197.28 feet, thence North 38 DEG. 18' 26" East 100.07 feet to the POINT OF BEGINNING.

                                  EXHIBIT "A-2"

                              SITE PLAN OF PREMISES

[GRAPHIC]

[GRAPHIC]

                                   EXHIBIT "B"

              RECOGNITION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

          THIS AGREEMENT is made and entered into this __________ day of __________________, _______, by and between SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P. ("PRIME LANDLORD"), KIMCO GOVERNORS MARKETPLACE LTD. ("LANDLORD") and _____________________________("TENANT").

          A. By a Lease dated as of_______________, ______ ("PRIME LEASE"), Prime Landlord leases to "Landlord" the land in Tallahassee, Florida, described therein (the "PROPERTY").

          B. Landlord has entered into a Lease dated ______________________ ("SUBLEASE") with Tenant for a portion of the Property or the improvements located thereon. By execution hereof, Landlord certifies to Prime Landlord that the terms and provisions of such Sublease are consistent in all material respects with the terms and provisions of the Ground Lease (except for the following _____________________________).

          C. Although not required by the terms of the Prime Lease, the parties desire to provide for a consent by Prime Landlord to the Sublease and for a recognition, non-disturbance and attornment agreement all as hereinafter set forth.

          In consideration of the Premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

          1.      Prime Landlord hereby consents to the Sublease.

          2. (a) Provided Tenant is not in default (beyond any applicable notice and cure periods) in the payment of rent or other sums payable by Tenant under the terms of the Sublease or under any other provision of the Sublease, and Tenant is then in occupancy of the Premises (as defined in the Sublease):

                      (i) The right of possession of Tenant to the Premises shall not be affected or disturbed by any termination of the Prime Lease or by Prime Landlord in the exercise of any of its rights and remedies under the Prime Lease; and

                      (ii) In the event Prime Landlord terminates the Prime Lease or Landlord's right to possession thereunder, Tenant agrees to continue occupancy of the Premises under the same terms and conditions of the Sublease and to attorn to the Prime Landlord, its successors or assigns, to the same extent and with the same force as if Prime Landlord were the Landlord under the Sublease. Prime Landlord shall thereupon (i) be entitled, but not obligated, to exercise the claims, rights, powers, privileges, options and remedies of the Landlord under the Sublease and shall be further entitled to the benefits of, and to receive and enforce performance of, all of the covenants to be performed by Tenant under the Sublease as though Prime Landlord were named herein as the landlord, and (ii) be bound (as Landlord) to the Tenant under the terms of the Sublease and be obligated to perform all of the obligations of the Landlord under the Sublease.

          (b) Prime Landlord shall not, by virtue of this Agreement, be or become subject to any liability or obligation to Tenant under the Sublease or otherwise, until Prime Landlord shall have terminated the Prime Lease or Landlord's right to possession thereunder, and then only to the extent of liabilities or obligations accruing subsequent to the date of such termination.

          (c) Except as set forth in the Sublease, Tenant shall not pay an installment of rent or any part thereof more than thirty (30) days prior to the due date of such installment, and Prime Landlord shall not be bound by, and shall be entitled to recover from Tenant as rent under the Sublease, any payment of rent or additional rent made by Tenant to Landlord for more than one (1) month in advance (except as set forth in the Sublease).

          (d) Upon delivery to Tenant by Prime Landlord of a certified final order of a court of competent jurisdiction terminating the Prime Lease or Landlord's right to possession thereunder, together with written notice from Prime Landlord that the rentals under the Sublease should be paid to Prime Landlord, Tenant shall thereafter pay to Prime Landlord all rentals and other monies due and to become due to the Landlord under the Sublease.

          3. In case any lease or tenancy shall come into existence between Prime Landlord and Tenant pursuant to the provisions of this Agreement, the provisions of Paragraph 5 hereof shall apply to any liability imposed upon Prime Landlord, by reason of such lease or tenancy.

          4. The term "PRIME LANDLORD" as used in this Agreement means only the owner for the time being of the Property, so that in the event of any sale or transfer of an interest therein, the party hereto designated as Prime Landlord shall be and thereby is entirely freed and relieved of all covenants and obligations of the Prime Landlord hereunder and any such purchaser or transferee shall, however, be bound hereby as Prime Landlord.

          5. This Agreement shall inure to the benefit of and shall be binding upon Tenant and Prime Landlord, and their respective heirs, personal representatives, successors and assigns. This Agreement shall be governed by and construed according to the laws of the State of Florida.

          Prime Landlord, Landlord and Tenant have executed this Agreement the day and year first above written.

                                    PRIME LANDLORD:

                                    SMITH INTERESTS GENERAL
                                    PARTNERSHIP, L.L.P.

                                    By:
                                       ----------------------------------------
                                    Name: William G. Smith, Jr.
                                    Its: Managing Partner

                                    By:
                                       ----------------------------------------
                                    Name: J. Vereen Smith, Jr.
                                    Its: Managing Partner

                                    LANDLORD:

                                    KIMCO GOVERNORS
                                    MARKETPLACE LTD., a Florida limited
                                    partnership

                                       By: KIMCO GOVERNORS
                                           MARKETPLACE 317, INC., a
                                           Florida corporation, General Partner

                                           By:
                                              ---------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------

                                    TENANT:


                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

STATE OF ___________)
                    )SS.
COUNTY OF __________)

          I, _____________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT William G. Smith, Jr. and J. Vereen Smith, Jr., Managing Partners of Smith Interests General Partnership, L.L.P., a Florida limited liability partnership, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, and as the free and voluntary act and deed of said partnership, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this _____ day of ___________,
________.


                                    Notary Public


                                    ------------------------------------------
                                    (Printed Name)

                                    My Commission Expires:
                                                          --------------------

STATE OF ___________)
                    )SS.
COUNTY OF __________)

          I, _______________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT ______________________, personally known to me to be the __________ President of _______________ corporation and ____________ personally known to me be the ______________ Secretary of said corporation, and personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such _____________ President and ____________ Secretary, they signed and delivered the said instrument as ____________ President and ____________ Secretary of said corporation, and caused the corporate seal of said corporation to be affixed thereto, pursuant to authority given by the Board of Directors of said corporation as aforesaid, as their free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this ________ day of ____________, _______.


                                    Notary Public


                                    ------------------------------------------
                                    (Printed Name)

                                    My Commission Expires:
                                                          --------------------

STATE OF ___________)
                    )SS.
COUNTY OF __________)

          I, ___________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT _____________, personally known to me to be the __________________ of KIMCO GOVERNORS MARKETPLACE 317, INC., which is the general partner of KIMCO GOVERNORS MARKETPLACE LTD., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such vice president of the general partner of KIMCO GOVERNORS MARKETPLACE LTD., he signed and delivered the said instrument as his free and voluntary act, and as the free and voluntary act and deed of KIMCO GOVERNORS MARKETPLACE LTD., for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this _________ day of _____________, _________.

                                    Notary Public


                                    ------------------------------------------
                                    (Printed Name)

                                    My Commission Expires:
                                                          --------------------

                                   EXHIBIT "C"

                              PERMITTED EXCEPTIONS

1. The lien of ad valorem taxes for [the year lease becomes effective] and subsequent years.

2. Easements or claims of easements for utilities purposes not shown by the public records.

3. Easement Agreement (For Sign) dated October 4, 2002, between The Smith Interests General Partnership, L.L.P. and Kimco Governors Marketplace Ltd., recorded in Official Records Book R2743, Page 1415, Public Records of Leon County, Florida.

This instrument was prepared by
DuBose Ausley
Ausley & McMullen
P. O. Box 391
Tallahassee, FL 32302

                                   EXHIBIT "D"

                               MEMORANDUM OF LEASE

          THIS MEMORANDUM OF LEASE, made as of the 1st day of January, 2003, by and between THE SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P. (hereinafter referred to as "LESSOR"), and KIMCO GOVERNORS MARKETPLACE LTD., a limited partnership organized and existing under the laws of the State of Florida, whose principal address is 3333 New Hyde Park Road, Suite 100, P.O. Box 5020, New Hyde Park, New York 11042-0020 (hereinafter referred to as "LESSEE").

                                   WITNESSETH:

          1. That for and in consideration of the sum of One Dollar ($1.00) and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants contained in that certain Lease between the parties dated as of the 1st day of January, 2003 (hereinafter referred to as the "GROUND LEASE"), the Lessor does hereby lease to the Lessee, and the Lessee does hereby lease from the Lessor all of the lands described in Exhibit "A" attached hereto and by this reference made a part hereof (subject to all conditions and restrictions of record which are set forth in the Ground Lease), together with all improvements, appurtenances and easements specifically granted to the Lessee in the Ground Lease.

          2. Each and all of the terms, provisions, conditions, covenants, and agreements set forth in the Ground Lease are incorporated herein by this reference as though the same were fully set forth herein.

          3. The term of the Ground Lease is now in full force and effect and shall expire at 12:01 a.m. on December 31, 2087, unless extended or sooner terminated as provided in the Ground Lease.

          4. Lessor's estate shall not be subject to any claim, lien, or encumbrance created or suffered by Lessee, and any claim of lien arising from any act or omission of Lessee shall attach only against Lessee's estate.

          5. Lessee is not the agent of Lessor for the construction, alteration, or repair of any buildings or improvements on the premises by Lessee during the term of this Lease, and all contractors, materialmen, mechanics, and laborers are hereby charged with notice that they must look to Lessee only for the payment of any charge for work done or materials furnished on the premises during the term of this Lease.

          6. This Memorandum of lease is made and entered into for the purpose of recording and giving notice of (but in no way modifying, amending, enlarging, reducing or varying the terms of) the Ground Lease, and all of the rights and obligations of Lessor and Lessee are and shall be governed by the terms, covenants, conditions, agreements, and limitations contained in the Ground Lease. In the event of inconsistency between the terms of the Ground Lease and the terms of this Memorandum, the terms of the Ground Lease shall govern.

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first-above written.

Signed, sealed, and delivered in the presence of: LESSOR:


---------------------------------------------     THE SMITH INTERESTS GENERAL
(Signature)                                       PARTNERSHIP, L.L.P.

---------------------------------------------
(Printed name of witness)
                                                  By:
                                                     ---------------------------
---------------------------------------------     Name: William G. Smith, Jr.
(Signature)                                       Its: Managing Partner

---------------------------------------------     By:
(Printed name of witness)                            ---------------------------
                                                  Name: J. Vereen Smith, Jr.
                                                  Its: Managing Partner
---------------------------------------------
(Signature)

---------------------------------------------
(Printed name of witness)


---------------------------------------------
(Signature)

---------------------------------------------
(Printed name of witness)


                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                      LESSEE:

                                      KIMCO GOVERNORS
                                      MARKETPLACE LTD., a Florida limited
                                      partnership

--------------------------------        By: KIMCO GOVERNORS
(Signature)                                 MARKETPLACE 317, INC., a
                                            Florida corporation, General Partner
--------------------------------
(Printed name of witness)


--------------------------------            By:
(Signature)                                    ---------------------------------
                                               Daniel C. Slattery
--------------------------------               Executive Vice President
(Printed name of witness)

STATE OF FLORIDA

COUNTY OF LEON

          The foregoing Memorandum of Lease was acknowledged before me this _____ day of December, 2002, by William G. Smith, Jr. and J. Vereen Smith, Jr., Managing Partners of The Smith Interests General Partnership, L.L.P. who are personally known to me ______________ or who have produced _____________ as identification.

                                               Notary Public


                                               ---------------------------------
                                               (Printed Name)

                                               My Commission Expires:___________

          The foregoing Memorandum of Lease was acknowledged before me this ____ day of December, 2002, by Daniel C. Slattery, personally known to me to be the Executive Vice President of KIMCO GOVERNORS MARKETPLACE 317, INC., which is the general partner of KIMCO GOVERNORS MARKETPLACE LTD., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such Executive Vice President of the general partner of KIMCO GOVERNORS MARKETPLACE LTD., he signed and delivered the said instrument as his free and voluntary act, and as the free and voluntary act and deed of KIMCO GOVERNORS MARKETPLACE LTD., for the uses and purposes therein set forth.

                                               Notary Public


                                               ---------------------------------
                                               (Printed Name)

                                               My Commission Expires:___________

                       CERTIFICATE REGARDING GROUND LEASE
                                   (PARCEL B)

     THIS CERTIFICATE is made by THE SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P., a Florida limited liability partnership ("Lessor"); and KIMCO GOVERNORS MARKETPLACE LTD., a Florida limited partnership ("Lessee") pursuant to Section
1.3 of that certain Indenture of Ground Lease (Parcel B) executed as of the 1st day of January, 2003, between Lessor and Lessee (the "Parcel B Ground Lease"), relating to the Premises described on EXHIBIT "A-1" attached hereto and made a part hereof.

     NOW, THEREFORE, in consideration for entering into the Parcel A Ground Lease and pursuant to Section 1.3 thereof, Lessor and Lessee certify and confirm to each other that:

     1. The Commencement Date of the Parcel B Ground Lease is January 1, 2003 (notwithstanding that the option to enter into the Parcel B Ground Lease was exercised by letter dated December 12, 2002);

     2. The Expiration Date of the Parcel B Ground Lease is 12:01 a.m. December 31, 2087, unless extended or sooner terminated as provided in the Parcel B Ground Lease; and

     3. Notwithstanding that the Commencement Date of the Parcel B Ground Lease is January 1, 2003, Lessor agrees that Lessee, its contractors and licensees, may enter on to the Premises, from and after the date hereof, for the purpose of beginning site preparation work and construction of improvements on the Premises and Lessee agrees that the indemnification provision of the Parcel B Ground Lease (including, without limitation, those set forth in Section 13.1 of the Parcel B Ground Lease) shall be in full force and effect, from and after the date hereof.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this Certificate as of December 18, 2003.

Witnesses:                              LESSOR:

/s/ Cleo J. Gay
------------------------------------
(Signature)                             SMITH INTERESTS GENERAL
                                        PARTNERSHIP, L.L.P., a Florida limited
Cleo J. Gay                             liability partnership
------------------------------------
(Printed Name)                          By /s/ William G. Smith, Jr.
                                           -----------------------------------
/s/ Emily G. Groom                      Name: William G. Smith, Jr.
------------------------------------    Its: Managing Partner
(Signature)
                                        By /s/ J. Vereen Smith, Jr.
Emily G. Groom                             -----------------------------------
------------------------------------    Name: J. Vereen Smith, Jr.
(Printed Name)                          Its: Managing Partner

/s/ Cleo J. Gay
------------------------------------
(Signature)

Cleo J. Gay
------------------------------------
(Printed Name)

/s/ Emily G. Groom
------------------------------------
(Signature)

Emily G. Groom
------------------------------------
(Printed Name)


                       [Signatures continue on next page]

/s/ Tami Gossling                       LESSEE:
------------------------------------
(Signature)                             KIMCO GOVERNORS MARKETPLACE
                                        LTD.,
Tami Gossling                           a Florida limited partnership
------------------------------------
(Printed Name)                          By: KIMCO GOVERNORS MARKETPLACE
                                            317, INC., a Florida corporation,
                                            General Partner
/s/ Jenee R Dessenberg
------------------------------------
(Signature)                                 By:/s/ Daniel C. Slattery
                                               ------------------------------
Jenee R Dessenberg                             Daniel C. Slattery,
------------------------------------           Executive Vice President
(Printed Name)

                                                       INDENTURE OF GROUND LEASE
                                                                      (PARCEL B)

                                   EXHIBIT A-1

                                LEGAL DESCRIPTION


                                    PARCEL B
                                LEGAL DESCRIPTION


PARCEL 1:

(a).   PARCEL 21:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, Leon County, Florida, and run North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive and old State Road No. 20 (East Lafayette Street), thence run North 00 degrees 02 minutes East
33.61 feet, thence South 79 degrees 02 minutes East 50.92 feet to the Northeast intersection of said two streets, thence run Northerly along a line 50 feet from and parallel with the centerline of Magnolia Drive a distance of 535.77 feet to the Northeast corner of the intersection of Magnolia Drive and new State Road No. 20 (U.S. No. 27), thence run North 00 degrees 05 minutes 30 seconds East along the East right of way boundary of Magnolia Drive 697.29 feet to the Northwest corner of property owned by Leon Federal Savings and Loan Association as recorded in Official Records Book 178, Page 389, of the Public Records of Leon County, Florida, for the Point of Beginning. From said Point of Beginning continue North 00 degrees 05 minutes 30 seconds East along said East right of way boundary of Magnolia Drive 199.82 feet to the Southerly right of way boundary of Governor's Square Boulevard, thence North 85 degrees 59 minutes
28 seconds East along said Southerly right of way boundary of Governor's
Square Boulevard 250.00 feet, thence South 00 degrees 05 minutes 30 seconds
West 217.70 feet to the North boundary of said property owned by Leon Federal Savings and Loan Association, thence North 89 degrees 54 minutes 30 seconds
West along said North boundary 249.15 feet to the Point of Beginning.

(b).   PARCEL 22:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, Leon County, Florida, and run North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive and old State Road No. 20 (East Lafayette Street), thence run North 00 degrees 02 minutes East
33.61 feet, thence South 79 degrees 02 minutes East 50.92 feet to the Northeast intersection of said two streets, thence run Northerly along a line 50 feet from and parallel with the centerline of Magnolia Drive a distance of 535.77 feet to the Northeast corner of the intersection of Magnolia Drive and new State Road No. 20 (U.S. No. 27), thence run North 00 degrees 05 minutes 30 seconds East along the East right of way boundary of Magnolia Drive 697.29 feet to the Northwest corner of property owned by Leon Federal Savings and Loan Association as recorded in Official Records Book 178, Page 389, of the Public Records of Leon County, Florida, and run South 89 degrees 54 minutes 30 seconds East along said Northerly boundary 249.15 feet to the Point of Beginning. From said Point of Beginning continue South 89 degrees 54 minutes 30 seconds East along said Northerly boundary 230.30 feet, thence North 00 degrees 05 minutes 30 seconds East along a projection of the Easterly boundary of said property owned by Leon Federal Savings and Loan Association a distance of 234.21 feet to the South right of way boundary of Governor's Square Boulevard, thence South 85 degrees 59 minutes 28 seconds West along said South right of way boundary 230.88 feet, thence South 00 degrees 05 minutes 30 seconds West 217.70 feet to the Point of Beginning.


                            (continued on next page)

Together with certain limited non-exclusive drainage rights in the following described drainage easement:

PARCEL 2

Perpetual Easement for drainage system, created, defined and granted by that certain Drainage and Retention Pond Easement among WILLIAM GODFREY SMITH and PATTY HILL SMITH, his wife, JULIAN VEREEN SMITH and ELAINE W. SMITH, his wife, and R. SPENCER BURRESS, as the Managing Trustee of the Julian Vereen Smith Issue Trust and as Managing Trustee of the William Godfrey Smith, Jr. Trust, as Grantors and GOVERNOR'S SQUARE, INC., as Grantee, dated April 7, 1978, and recorded in Official Records Book 894, page 1025, of the Public Records of Leon County, Florida, as further amended by that certain Amendment to Drainage and Retention Pond Easement dated April 1, 1980, and recorded in Official Records Book 956, page 2240, of the Public Records of Leon County, Florida, and as further amended by that certain Second Amendment to Drainage and Retention Pond Easement dated as of February 28, 1992, by and between TALLAHASSEE ASSOCIATES and THE SMITH INTEREST GENERAL PARTNERSHIP, as recorded in Official Records Book 1546, page 644, of the Public Records of Leon County, Florida, and as further amended by that certain Supplement to Drainage and Retention Pond Easement dated as of January 12, 1994, and recorded July 16, 1994, in Official Records Book 1655, page 97, of the Public Records of Leon County, Florida, as further amended by Third Amendment to Drainage and Retention Pond Easement between Tallahassee Associates and the Smith Interests General Partnership, dated November 17, 1994, and recorded November 18, 1994, in Official Records Book 1776, page 703, of the Public Records of Leon County, Florida, over, upon and across the following described land located in Leon County, Fl, together with all rights, privileges and benefits pertinent thereto under said Drainage and Retention Pond Easement, as amended, accruing to Tallahassee Associates its successors and assigns, described as follows:

PARCEL 2.1
RETENTION POND AREA (retention pond on west side of Blairstone, north of Governors Square Blvd.)

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27, as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2004.00 feet to the Northerly right-of-way boundary of a proposed 100.00 foot roadway (Governors Square Avenue), thence North 89 DEG. 49' West 215.11 feet to a point of curve to the right, thence along said right-of-way curve with a radius of 506.72 feet, through a central angle of 36 DEG. 00' for an arc distance of 318.38 feet, thence North 53 DEG. 49' West along said Northerly right-of-way boundary 20.59 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 53 DEG. 49' West along said Northerly right-of-way boundary 200.00 feet, thence North 36 DEG. 45' East 304.50 feet; thence North 00 DEG. 11' East 460.00 feet, thence South 89 DEG. 49' East 510.00 feet to the Westerly right-of-way boundary of said Blairstone Road, thence South 00 DEG. 11' West along said Westerly right-of-way boundary 606.00 feet, thence North 89 DEG. 49' West 360.00 feet, thence South 38 DEG. 18' 26" West 274.73 feet to the POINT OF BEGINNING.


                            (continued on next page)

ALSO:

PARCEL 2.2
(Drainage easement across Blairstone from pond to open channel east of Blairstone)

100 foot by 100 foot easement across Blairstone Road extension between easement for retention pond and proposed open channel waterway.

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27 as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2583.00 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 00 DEG. 11' East along said Westerly right-of-way boundary 100.00 feet, thence South 89 DEG. 49' East 100.00 feet to the Easterly right-of-way boundary of said Blairstone Road extension, thence South 00 DEG. 11' West along said Easterly right-of-way boundary 100.00 feet, thence North 89 DEG. 49' West 100.00 feet to the POINT OF BEGINNING.

ALSO:

PARCEL 2.3
(PROPOSED OPEN CHANNEL WATERWAY) A 100 foot strip lying 50 feet either side of the following described centerline:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27, as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2633.00 feet, thence South 89 DEG. 49' East 100.00 feet to the Easterly right-of-way boundary of said Blairstone Road for the POINT OF BEGINNING of said centerline. From said POINT OF BEGINNING continue South 89 DEG. 49' East 206.61 feet, thence North 83 DEG. 27' 18" East 194.65 feet, thence North 86 DEG. 26' 54" East 201.40 feet to the terminal point of said centerline.

ALSO:

PARCEL 2.4
Extension of Retention Pond Easement across proposed 100 foot Roadway (Governors Square Avenue)

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way
                            (continued on next page)
boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27 as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2004.00 feet to the Northerly right-of-way boundary of a proposed 100.00 foot roadway (Governors Square Avenue), thence North 89 DEG. 49' West 215.11 feet to a point of curve to the right, thence along said right-of-way curve with a radius of 506.72 feet, through a central angle of 36 DEG. 00' for an arc distance of 318.38 feet, thence North 53 DEG. 49' West along said Northerly right-of-way boundary 20.59 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 53 DEG. 49' West along said Northerly right-of-way boundary 200.00 feet, thence South 36 DEG. 45' West 100.00 feet to the Southerly right-of-way boundary of said proposed 100.00 foot roadway (Governors Square Avenue), thence South 53 DEG. 49' East along said Southerly right-of-way boundary 197.28 feet, thence North 38 DEG. 18' 26" East 100.07 feet to the POINT OF BEGINNING.

[GRAPHIC]

                                  EXHIBIT "A-1"
                                    PARCEL A
                                LEGAL DESCRIPTION

PARCEL 1

A parcel of land lying in the Southwest quarter of Section 32, Township 1 North, Range 1 East, Leon County, Florida, being all of that parcel of land described in the instrument recorded in Official Records Book 1614, page 617 of the Public Records of Leon County, Florida, and a portion of Parcel 11 described in the instrument recorded in Official Records Book 1244, page 1322 of said public records, more particularly described as follows:

COMMENCE at a copper pin in concrete accepted as the Northwest corner of the Southeast quarter of Section 31, Township 1 North, Range 1 East, Leon County, Florida and run thence North 89 DEG. 51' 32" East 2193.38 feet to the centerline of Magnolia Drive (State Road No. 265); thence leaving said centerline, run North 89 DEG. 35' 12" East along the centerline of Park Avenue, 50.00 feet; thence leaving said centerline, run South 00 DEG. 02' 32" East along a projection of the Easterly right of way of Magnolia Drive, 33.00 feet to the intersection of said Easterly right of way with the Southerly right of way of Park Avenue; thence run North 89 DEG. 35' 12" East along said right of way,
694.87 feet to the Northeast corner of Parcel 29, described in the instrument recorded in Official Records Book 1244, page 1322 of said public records; continue thence North 89 DEG. 35' 12" East along said right of way, 275.67 feet to an one inch iron pipe marking the Northwest corner of that parcel of land described in the instrument recorded in Deed Book 169, page 391 of said public records; thence run North 89 DEG. 38' 31" East along said right of way, 184.51 feet to a concrete monument marking the Northeast corner of said parcel; thence run South 02 DEG. 39' 37" West along the East boundary of said parcel, 25.80 feet to the Southerly right of way of Park Avenue, described in the instrument recorded in Official Records Book 1935, page 1438 and the POINT OF BEGINNING. From said Point of Beginning, run thence Easterly along said right of way as follows: North 89 DEG. 33' 11" East 296.90 feet; thence South 83 DEG. 53' 35" East 175.86 feet; thence North 89 DEG. 32' 38" East 300.47 feet; thence South 88 DEG. 09' 05" East 388.47 feet; thence South 89 DEG. 51' 35" East 205.53 feet; thence North 00 DEG. 08' 25" East 11.00 feet; thence South 89 DEG. 51' 35" East
281.84 feet; thence leaving said right of way, run South 00 DEG. 19' 26" East
100.59 feet to a 5/8 inch iron rod with cap marked "LB 6816"; thence run South 47 DEG. 28' 00" West 103.76 feet to a 5/8 inch iron rod with cap marked "LB6816"; thence run South 02 DEG. 28' 00" West 466.00 feet to a 5/8 inch iron rod with cap marked "LB6816"; thence run South 17 DEG. 32' 00" East 93.00 feet to a 5/8 inch iron rod with cap marked "LB6816"; thence run South 48 DEG. 00' 40" West 121.50 feet to the Northerly right of way boundary of Governors Square Boulevard (100 foot right of way), described in the instrument recorded in Official Records Book 918, page 1464 of said public records, said point lying on a curve concave Southeasterly; thence along said right of way and curve having a radius of 623.68 feet, through a central angle of 21 DEG. 29' 05", for an arc distance of 233.87 feet (the chord of said arc bears North 84 DEG. 23' 53" West
232.50 feet) to a point of tangency; thence run South 84 DEG. 51' 34" West along said right of way, 879.97 feet to a point of curve to the right; thence along said curve having a radius of 666.80 feet, through a central angle of 32 DEG. 00' 00", for an arc distance of 372.41 feet (the chord of said arc bears North 79 DEG. 08' 26" West 367.59 feet) to the point of tangency; thence run North 63 DEG. 08' 26" West along said right of way, 317.11 feet to a point of curve to the left; thence along said curve having a radius of 642.37 feet, through a central angle of 18 DEG. 23' 57", for an arc distance of 206.28 feet (the chord of said arc bears North 72 DEG. 20' 25" West 205.40 feet); thence leaving said right of way, run North 00 DEG. 06' 24" West along the Easterly boundary of Parcel 29, described in the instrument recorded in Official Records Book 1244, page 1322 of said public records, a distance of 262.47 feet to a 5/8" iron rod with cap marked "LB6590", marking the Southwest corner of an existing stormwater facility described in the instrument recorded in Official Records Book 1516, page 1074 of said public records; thence run North 89 DEG. 34' 07" East along the Southerly boundary of said stormwater facility, 274.89 feet to a 5/8" iron rod with cap marked "LB6590"; thence run North 00 DEG. 06' 02" West along the Easterly boundary of said stormwater facility, 89.82 feet to the South boundary of said parcel described in Deed Book 169, page 391 of said public records; thence run North 89 DEG. 27' 04" East along the South boundary of said parcel, 172.04 feet to concrete monument; thence run North 02 DEG. 39' 37" East along the Easterly boundary of said parcel, 248.56 feet to the POINT OF BEGINNING.

PARCEL 2:

Perpetual Easement for drainage system, created, defined and granted by that certain Drainage and Retention Pond Easement among WILLIAM GODFREY SMITH and PATTY HILL SMITH, his wife, JULIAN VEREEN SMITH and ELAINE W. SMITH, his wife, and R. SPENCER BURRESS, as the Managing Trustee of the Julian Vereen Smith Issue Trust and as Managing Trustee of the William Godfrey Smith, Jr. Trust, as Grantors and GOVERNOR'S SQUARE, INC., as Grantee, dated April 7, 1978, and recorded in official Records Book 894, page 1025, of the Public Records of Leon County, Florida, as further amended by that certain Amendment to Drainage and Retention Pond Easement dated April 1, 1980, and recorded in Official Records Book 956, page 2240, of the Public Records of Leon County, Florida, and as further amended by that certain Second Amendment to Drainage and Retention Pond Easement dated as of February 28, 1992, by and between TALLAHASSEE ASSOCIATES and THE SMITH INTEREST GENERAL PARTNERSHIP, as recorded in Official Records Book 1546, page 644, of the Public Records of Leon County, Florida, and as further amended by that certain Supplement to Drainage and Retention Pond Easement dated as of January 12, 1994, and recorded July 16, 1994, in Official Records Book 1655, page 97, of the Public Records of Leon County, Florida, as further amended by Third Amendment to Drainage and Retention Pond Easement between Tallahassee Associates and the Smith Interests General Partnership, dated November 17, 1994, and recorded November 18, 1994, in Official Records Book 1776, page 703, of the Public Records of Leon County, Florida, over, upon and across the following described land located in Leon County, Fl, together with all rights, privileges and benefits pertinent thereto under said Drainage and Retention Pond Easement, as amended, accruing to Tallahassee Associates its successors and assigns, described as follows:

RETENTION POND AREA:

PARCEL 2.1:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27, as follows: South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East 326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2004.00 feet to the Northerly right-of-way boundary of a proposed
100.00 foot roadway (Governors Square Avenue), thence North 89 DEG. 49' West
215.11 feet to a point of curve to the right, thence along said right-of-way curve with a radius of 506.72 feet, through a central angle of 36 DEG. 00' for an arc distance of 318.38 feet, thence North 53 DEG. 49' West along said Northerly right-of-way boundary 20.59 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 53 DEG. 49' West along said Northerly right-of-way boundary 200.00 feet, thence North 36 DEG. 45' East 304.50 feet; thence North 00 DEG. 11' East 460.00 feet, thence South 89 DEG. 49' East
510.00 feet to the Westerly right-of-way boundary of said Blairstone Road, thence South 00 DEG. 11' West along said Westerly right-of-way boundary
606.00 feet, thence North

89 DEG. 49' West 360.00 feet, thence South 38 DEG. 18' 26" West 274.73 feet to the POINT OF BEGINNING.

ALSO:

PARCEL 2.2:

100 foot by 100 foot easement across Blairstone Road extension between easement for retention pond and proposed open channel waterway.

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27 as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2583.00 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 00 DEG. 11' East along said Westerly right-of-way boundary 100.00 feet, thence South 89 DEG. 49' East 100.00 feet to the Easterly right-of-way boundary of said Blairstone Road extension, thence South 00 DEG. 11' West along said Easterly right-of-way boundary 100.00 feet, thence North
89 DEG. 49' West 100.00 feet to the POINT OF BEGINNING.

ALSO:

PARCEL 2.3:

(PROPOSED OPEN CHANNEL WATERWAY) A 100 foot strip lying 50 feet either side of the following described centerline:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27, as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2633.00 feet, thence South 89 DEG. 49' East 100.00 feet to the Easterly right-of-way boundary of said Blairstone Road for the POINT OF BEGINNING of said centerline. From said POINT OF BEGINNING continue South
89 DEG. 49' East 206.61 feet, thence North 83 DEG. 27' 18" East 194.65 feet, thence North 86 DEG. 26' 54" East 201.40 feet to the terminal point of said centerline.

ALSO:

PARCEL 2.4:

Extension of Retention Pond Easement across proposed 100 foot Roadway (Governors Square Avenue)

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27 as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2004.00 feet to the Northerly right-of-way boundary of a proposed 100.00 foot roadway (Governors Square Avenue), thence North 89 DEG. 49' West 215.11 feet to a point of curve to the right, thence along said right-of-way curve with a radius of 506.72 feet, through a central angle of 36 DEG. 00' for an arc distance of 318.38 feet, thence North 53 DEG. 49' West along said Northerly right-of-way boundary 20.59 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 53 DEG. 49' West along said Northerly right-of-way boundary 200.00 feet, thence South 36 DEG. 45' West
100.00 feet to the Southerly right-of-way boundary of said proposed 100.00 foot roadway (Governors Square Avenue), thence South 53 DEG. 49' East along said Southerly right-of-way boundary 197.28 feet, thence North 38 DEG. 18' 26" East
100.07 feet to the POINT OF BEGINNING.

PARCEL 3:


A portion of Parcel 11 described in the instrument recorded in Official Records Book 1244, page 1322 of the Public Records of Leon County, Florida, lying in the Southwest quarter of Section 32, Township 1 North, Range 1 East, Leon County, Florida, more particularly described as follows: COMMENCE at a copper pin in concrete accepted as the Northwest corner of the Southeast quarter of Section 31, Township 1 North, Range 1 East, Leon County, Florida and run thence North
89 DEG. 51' 32" East 2193.38 feet to the centerline of Magnolia Drive (State Road No. 265); thence leaving said centerline, run North 89 DEG. 35' 12" East along the centerline of Park Avenue, 50.00 feet; thence leaving said centerline, run South 00 DEG. 02' 32" East along a projection of the Easterly right of way of Magnolia Drive, 33.00 feet to the intersection of said Easterly right of way with the Southerly right of way of Park Avenue; thence run North 89 DEG. 35' 12" East along said right of way, 694.87 feet to the Northeast corner of Parcel 29, described in the instrument recorded in Official Records Book 1244, page 1322 of said public records; continue thence North 89 DEG. 35' 12" East along said right of way, 275.67 feet to an one inch iron pipe marking the Northwest corner of that parcel of land described in the instrument recorded in Deed Book 169, page 391 of said public records; thence run North 89 DEG. 38' 31" East along said right of way, 184.51 feet to a concrete monument marking the Northeast corner of said parcel; thence run South 02 DEG. 39' 37" West along the East boundary of said parcel, 25.80 feet to the Southerly right of way of Park Avenue, described in the instrument recorded in Official Records Book 1935, page 1438; thence run thence Easterly along said right of way as follows: North 89 DEG. 33' 11" East
296.90 feet; thence South 83 DEG. 53' 35" East 175.86 feet; thence North 89 DEG. 32' 38" East 300.47 feet; thence South 88 DEG. 09' 05" East 388.47 feet; thence South 89 DEG. 51' 35" East 205.53 feet; thence North 00 DEG. 08' 25" East 11.00 feet; thence South 89 DEG. 51' 35" East 281.84 feet to a point for the POINT OF BEGINNING. From said POINT OF BEGINNING, continue North

89 DEG. 51' 35" East along said Southerly right of way, 75.30 feet to the West boundary of that parcel of land described in instrument recorded in Official Records Book 1942, page 495 of said public records; thence leaving said right of way, run Southerly along said West boundary as follows: South 00 DEG. 00' 00" East 68.39 feet; thence South 47 DEG. 47' 26" West 103.76 feet; thence South
02 DEG. 47' 56" West 86.53 feet, more or less to a Jurisdictional Westland line, delineated by the Department of Environmental Protection; thence leaving the aforesaid West boundary and run Southwesterly along said jurisdictional line as follows: South 59 DEG. 14' 50" West 65.94 feet; thence North 75 DEG. 18' 54" West 17.60 feet, more or less to the Easterly boundary of a 33.87 acre parcel, shown and described in a Boundary Survey prepared by Genesis Group, for Governors Marketplace, LLC, dated 7/27/99; thence leaving said jurisdictional line, and run Northerly along said Easterly boundary as follows: North 02 DEG. 28' 00" East 83.32 feet; thence run North 47 DEG. 28' 00" East 103.76 feet; thence run North 00 DEG. 19' 26" West 100.59 feet to the POINT OF BEGINNING.

                                  EXHIBIT "A-2"

[GRAPHIC]

[MOOREBASS CONSULTING LOGO]

[GRAPHIC]

                                   EXHIBIT "B"

              RECOGNITION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

          THIS AGREEMENT is made and entered into this ______ day of ____________, _____, by and between ELAINE W. SMITH PARTNERSHIP, LLP and SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P. (collectively, "PRIME LANDLORD"), KIMCO GOVERNORS MARKETPLACE LTD. ("LANDLORD") and ____________________________________
("TENANT").

          A. By a Lease dated as of ____________, ______ ("PRIME LEASE"), Prime Landlord leases to "Landlord" the land in Tallahassee, Florida, described therein (the "PROPERTY").

          B. Landlord has entered into a Lease dated ________________ ("SUBLEASE") with Tenant for a portion of the Property or the improvements located thereon. By execution hereof, Landlord certifies to Prime Landlord that the terms and provisions of such Sublease are consistent in all material respects with the terms and provisions of the Ground Lease (except for the following ___________________).

          C. Although not required by the terms of the Prime Lease, the parties desire to provide for a consent by Prime Landlord to the Sublease and for a recognition, non-disturbance and attornment agreement all as hereinafter set forth.

          In consideration of the Premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

          1.      Prime Landlord hereby consents to the Sublease.

          2.      (a)   Provided Tenant is not in default (beyond any applicable
notice and cure periods) in the payment of rent or other sums payable by Tenant under the terms of the Sublease or under any other provision of the Sublease, and Tenant is then in occupancy of the Premises (as defined in the Sublease):

                       (i) The right of possession of Tenant to the Premises shall not be affected or disturbed by any termination of the Prime Lease or by Prime Landlord in the exercise of any of its rights and remedies under the Prime Lease; and

                       (ii)  In the event Prime Landlord terminates
                             the Prime Lease or Landlord's right to
                             possession thereunder, Tenant agrees to
                             continue occupancy of the Premises under the same terms and conditions of the Sublease and to attorn to the Prime Landlord, its successors or assigns, to the same extent and with the same force as if Prime Landlord were the Landlord under the Sublease. Prime Landlord shall thereupon (i) be entitled, but not obligated, to exercise the claims, rights, powers, privileges, options and remedies of the Landlord under the Sublease and shall be further entitled to the benefits of, and to receive and enforce performance of, all of the covenants to be performed by Tenant under the Sublease as though Prime Landlord were named herein as the landlord, and (ii) be bound (as Landlord) to the Tenant under the terms of the Sublease and be obligated to perform all of the obligations of the Landlord under the Sublease.

          (b) Prime Landlord shall not, by virtue of this Agreement, be or become subject to any liability or obligation to Tenant under the Sublease or otherwise, until Prime Landlord shall have terminated the Prime Lease or Landlord's right to possession thereunder, and then only to the extent of liabilities or obligations accruing subsequent to the date of such termination.

          (c) Except as set forth in the Sublease, Tenant shall not pay an installment of rent or any part thereof more than thirty (30) days prior to the due date of such installment, and Prime Landlord shall not be bound by, and shall be entitled to recover from Tenant as rent under the Sublease, any payment of rent or additional rent made by Tenant to Landlord for more than one (1) month in advance (except as set forth in the Sublease).

          (d) Upon delivery to Tenant by Prime Landlord of a certified final order of a court of competent jurisdiction terminating the Prime Lease or Landlord's right to possession thereunder, together with written notice from Prime Landlord that the rentals under the Sublease should be paid to Prime Landlord, Tenant shall thereafter pay to Prime Landlord all rentals and other monies due and to become due to the Landlord under the Sublease.

          3. In case any lease or tenancy shall come into existence between Prime Landlord and Tenant pursuant to the provisions of this Agreement, the provisions of Paragraph 5 hereof shall apply to any liability imposed upon Prime Landlord, by reason of such lease or tenancy.

          4. The term "PRIME LANDLORD" as used in this Agreement means only the owner for the time being of the Property, so that in the event of any sale or transfer of an interest therein, the party hereto designated as Prime Landlord shall be and thereby is entirely freed and relieved of all covenants and obligations of the Prime Landlord hereunder and any such purchaser or transferee shall, however, be bound hereby as Prime Landlord.

          5. This Agreement shall inure to the benefit of and shall be binding upon Tenant and Prime Landlord, and their respective heirs, personal representatives, successors and assigns. This Agreement shall be governed by and construed according to the laws of the State of Florida.

          Prime Landlord, Landlord and Tenant have executed this Agreement the day and year first above written.

                                        PRIME LANDLORD:

                                        SMITH INTERESTS GENERAL
                                        PARTNERSHIP, L.L.P.

                                        By:
                                           -------------------------------------
                                        Name: William G. Smith, Jr.
                                        Its: Managing Partner

                                        By:
                                           -------------------------------------
                                        Name: J. Vereen Smith, Jr.
                                        Its: Managing Partner

                                        ELAINE W. SMITH PARTNERSHIP, LLP

                                        By:
                                           -------------------------------------
                                        Name: Elaine W. Smith
                                        Its: Managing Partner

                                        LANDLORD:

                                        KIMCO GOVERNORS MARKETPLACE
                                        LTD., a Florida limited partnership

                                        By: KIMCO GOVERNORS
                                            MARKETPLACE 317, INC., a Florida
                                            corporation, General Partner

                                            By:
                                               ---------------------------------
                                               Bruce M. Kauderer, Vice President

                                        TENANT:


                                        By:
                                           -------------------------------------
                                        Its:
                                            ------------------------------------

STATE OF ___________________)
                            )SS.
COUNTY OF __________________)

          I, _________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT William G. Smith, Jr. and J. Vereen Smith, Jr., Managing Partners of Smith Interests General Partnership, L.L.P., a Florida limited liability partnership, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary acts, and as the free and voluntary act and deed of said partnership, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this ______ day of ____________,
_____________.

                                        Notary Public

                                        ----------------------------------------
                                        (Printed Name)

                                        My Commission Expires:
                                                              ------------------

 STATE OF __________________)
                            )SS.
 COUNTY OF _________________)

          I, ______________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT Elaine W. Smith, Managing Partner of Elaine W. Smith Partnership, LLP, a Florida limited liability partnership, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act, and as the free and voluntary act and deed of said partnership, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this _______ day of ___________,
__________.


                                        Notary Public


                                        ----------------------------------------
                                        (Printed Name)

                                        My Commission Expires:
                                                              ------------------

STATE OF ___________________)
                            )SS.
COUNTY OF __________________)

          I, __________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT Bruce M. Kauderer, personally known to me to be the vice president of KIMCO GOVERNORS MARKETPLACE 317, INC., which is the general partner of KIMCO GOVERNORS MARKETPLACE LTD., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such vice president of the general partner of KIMCO GOVERNORS MARKETPLACE LTD., he signed and delivered the said instrument as his free and voluntary act, and as the free and voluntary act and deed of KIMCO GOVERNORS MARKETPLACE LTD., for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this _______ day of ________,
________.

                                        Notary Public


                                        ----------------------------------------
                                        (Printed Name)

                                        My Commission Expires:
                                                              ------------------

STATE OF ___________________)
                            )SS.
COUNTY OF __________________)

          I, _________________, a notary public in and for said County, in the State aforesaid, DO HEREBY CERTIFY THAT __________, __________ of ________________, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act, and as the free and voluntary act and deed of said __________________, for the uses and purposes therein set forth.

          GIVEN under my hand and notarial seal this ______ day of ____________,
_________.

                                        Notary Public


                                        ---------------------------------------
                                        (Printed Name)

                                        My Commission Expires:
                                                              ------------------

                                   EXHIBIT "C"

                              PERMITTED EXCEPTIONS

1.   The lien of ad valorem taxes for 2000 and subsequent years.

2. Easements or claims of easements for utilities purposes not shown by the public records.

This instrument was prepared by
DuBose Ausley
Ausley & McMullen
P.O. Box 391
Tallahassee, FL 32302

                                   EXHIBIT "D"

                               MEMORANDUM OF LEASE

          THIS MEMORANDUM OF LEASE, made as of the 1st day of October, 2000, by and between ELAINE W. SMITH PARTNERSHIP, LLP AND THE SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P. (Elaine W. Smith Partnership, LLP and The Smith Interests General Partnership, L.L.P. being hereinafter collectively referred to as "LESSOR"), KIMCO GOVERNORS MARKETPLACE LTD., a limited partnership organized and existing under the laws of the State of Florida, whose principal address is 3333 New Hyde Park Road, Suite 100, P.O. Box 5020, New Hyde Park, New York 11042-0020 (hereinafter referred to as "LESSEE").

                                   WITNESSETH:

          1. That for and in consideration of the sum of One Dollar ($1.00) and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants contained in that certain
Lease between the parties dated as of the 1st day of October, 2000 (hereinafter referred to as the "GROUND LEASE"), the Lessor does hereby lease to the Lessee, and the Lessee does hereby lease from the Lessor all of the lands described in EXHIBIT "A" attached hereto and by this reference made a part hereof (subject to all conditions and restrictions of record which are set forth in the Ground Lease), together with all improvements, appurtenances and easements specifically granted to the Lessee in the Ground Lease.

          2. Each and all of the terms, provisions, conditions, covenants, and agreements set forth in the Ground Lease are incorporated herein by this reference as though the same were fully set forth herein.

          3. The term of the Ground Lease is now in full force and effect and shall expire at 12:01 a.m. September 30, 2085, unless extended or sooner terminated as provided in the Ground Lease.

          4. Lessor's estate shall not be subject to any claim, lien, or encumbrance created or suffered by Lessee, and any claim of lien arising from any act or omission of Lessee shall attach only against Lessee's estate.

          5. Lessee is not the agent of Lessor for the construction, alteration, or repair of any buildings or improvements on the premises by Lessee during the term of this Lease, and all contractors, materialmen, mechanics, and laborers are hereby charged with notice that they must look to Lessee only for the payment of any charge for work done or materials furnished on the premises during the term of this Lease.

          6. This Memorandum of lease is made and entered into for the purpose of recording and giving notice of (but in no way modifying, amending, enlarging, reducing or varying the terms of) the Ground Lease, and all of the rights and obligations of Lessor and Lessee are and shall be governed by the terms, covenants, conditions, agreements, and limitations contained in the Ground Lease. In the event of inconsistency between the terms of the Ground Lease and the terms of this Memorandum, the terms of the Ground Lease shall govern.

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first-above written.

Signed, sealed, and delivered           LESSOR:
in the presence of:
                                        THE SMITH INTERESTS GENERAL
                                        PARTNERSHIP, L.L.P.
------------------------------------
(Signature)
                                        By:
------------------------------------       -------------------------------------
(Printed name of witness)               Name: William G. Smith, Jr.
                                        Its: Managing Partner
------------------------------------
(Signature)                             By:
                                           -------------------------------------
------------------------------------    Name: J. Vereen Smith, Jr.
(Printed name of witness)               Its: Managing Partner


------------------------------------
(Signature)

------------------------------------
(Printed name of witness)


------------------------------------
(Signature)

------------------------------------
(Printed name of witness)

                                        ELAINE W. SMITH PARTNERSHIP, LLP
------------------------------------
(Signature)                             By:
                                           -------------------------------------
------------------------------------    Name: Elaine W. Smith
(Printed name of witness)               Its: Managing Partner


------------------------------------
(Signature)

------------------------------------
(Printed name of witness)

                                        LESSEE:
------------------------------------
(Signature)                             KIMCO GOVERNORS MARKETPLACE
                                        LTD., a Florida limited partnership
------------------------------------
(Printed name of witness)

                                        By: KIMCO GOVERNORS
------------------------------------        MARKETPLACE 317, INC., a Florida
(Signature)                                 corporation, General Partner

------------------------------------
(Printed name of witness)
                                            By:
                                               ---------------------------------
                                            Bruce M. Kauderer, Vice President

STATE OF FLORIDA

COUNTY OF LEON

          The foregoing Memorandum of Lease was acknowledged before me this ________ day of _________, 2000, by William G. Smith, Jr. and J. Vereen Smith, Jr., the Managing Partners of The Smith Interests General Partnership, L.L.P. who are personally known to me _____________________ or who have produced ____________________ as identification.

                                        Notary Public


                                        ----------------------------------------
                                        (Printed Name)

                                        My Commission Expires:
                                                              ------------------


STATE OF FLORIDA

COUNTY OF LEON

          The foregoing Memorandum of Lease was acknowledged before me this ________ day of _____________, 2000, by Elaine W. Smith, the Managing Partner of Elaine W. Smith Partnership, LLP, who is personally known to me _______________ or who has produced _________________ as identification.

                                        Notary Public


                                        ----------------------------------------
                                        (Printed Name)

                                        My Commission Expires:
                                                              ------------------

STATE OF _____________

COUNTY OF ____________

          The foregoing Memorandum of Lease was acknowledged before me this _________ day of _____________, 2000, by Bruce M. Kauderer, personally known to me to be the vice president of KIMCO GOVERNORS MARKETPLACE 317, INC., which is the general partner of KIMCO GOVERNORS MARKETPLACE LTD., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such vice president of the general partner of KIMCO GOVERNORS MARKETPLACE LTD., he signed and delivered the said instrument as his free and voluntary act, and as the free and voluntary act and deed of KIMCO GOVERNORS MARKETPLACE LTD., for the uses and purposes therein set forth.

                                        Notary Public


                                        ----------------------------------------
                                        (Printed Name)

                                        My Commission Expires:
                                                              ------------------

                                   EXHIBIT "E"

10.12 ACRE TRACT

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, Leon County, Florida and run thence North a distance of 409.96 feet, thence West
408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive and the centerline of East Lafayette Street, thence North 00 degrees 02 minutes 00 seconds East along the said centerline of Magnolia Drive a distance of 33.61 feet, thence South 79 degrees 02 minutes 00 seconds East 50.92 feet to the intersection of the East right-of-way of said Magnolia Drive with the North right-of-way of said East Lafayette Street, thence run North 00 degrees 02 minutes East along the Easterly right-of-way of said Magnolia Drive a distance of 535.77 feet to a concrete monument on the intersection of the Easterly right-of-way of said Magnolia Drive with the Northerly right-of-way of U.S. No. 27, thence run North 00 degrees 03 minutes 51 seconds East along said Easterly right-of-way 996.27 feet to the intersection of the Easterly right-of-way of Magnolia Drive with the Northerly right-of-way of Governor's Square Boulevard for the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 00 degrees 03 minutes 51 seconds East 656.24 feet to the intersection of the Easterly right-of-way of said Magnolia Drive with the Southerly right-of-way of Park Avenue, thence leaving said Easterly right-of-way run North 89 degrees 44 minutes East along the Southerly right-of-way of said Park Avenue a distance of
695.0 feet, thence leaving the said Southerly right-of-way run South 00 degrees 03 minutes 51 seconds West along a line 695 feet from and parallel to the Easterly right-of-way of said Magnolia Drive, a distance of 626.44 feet to a point on the Northerly right-of-way of said Governor's Square Boulevard said point lying on a curve concave Southerly, thence run Northwesterly along said right-of-way curve with a radius of 642.37 feet, through a central angle of 12 degrees 40 minutes 02 seconds for an arc length of 141.73 feet, thence run South 85 degrees 59 minutes 28 seconds West along said Northerly right-of-way 554.78 feet to the POINT OF BEGINNING containing 10.12 acres more or less.

Less and except the outparcel referred to in Article XXVIII C of the foregoing lease, measuring approximately 145 feet along Magnolia Drive, approximately 152 feet along Governors Square Avenue, approximately 136 feet on its easterly boundary and approximately 150 feet on its northerly boundary.

                                  EXHIBIT "E-1"


I hereby certify that the following legal description meets the minimum requirements as established by Chapter 21HH - 6 of the Florida Administrative Code.

1.52 ACRES              DRAINAGE AREA

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, Leon County, Florida and run thence North a distance of 409.96 feet, thence West
408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive and the centerline of East Lafayette Street, thence North 00 degrees 02 minutes 00 seconds East along the said centerline of Magnolia Drive a distance of 33.61 feet, thence South 79 degrees 02 minutes 00 seconds East 50.92 feet to the intersection of the East right-of-way of said Magnolia Drive with the North right-of-way of said East Lafayette Street, thence run North 00 degrees 02 minutes East along the Easterly right-of-way of said Magnolia Drive a distance of 535.77 feet to a concrete monument on the intersection of the Easterly right-of-way of said Magnolia Drive with the Northerly right-of-way of U.S. No. 27, thence run North 00 degrees 03 minutes 51 seconds-East along said Easterly right-of-way 996.27 feet to the intersection of the Easterly right-of-way of Magnolia Drive with the Northerly right-of-way of Governor's Square Boulevard thence continue North 00 degrees 03 minutes 51 seconds East 656.24 feet to the intersection of the Easterly right-of-way of said Magnolia Drive with the Southerly right-of-way of said Park Avenue, thence run North 89 degrees 44 minutes East along said Southerly right-of-way 695.0 feet, thence leaving said right-of-way run South 00 degrees 03 minutes 51 seconds West 75.0 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue South 00 degrees 03 minutes 51 seconds West 290.0 feet, thence run North 89 degrees 44 minutes East
275.0 feet, thence North 00 degrees 03 minutes 51 seconds East 235 feet, thence South 89 degrees 44 minutes West 210 feet, thence North 49 degrees 53 minutes 33 seconds West 84.90 feet to the POINT OF BEGINNING containing 1.52 acres more or less.


[SEAL]
                                        /s/ Paul N.  Williamson
                                        ------------------------------------
                                        Paul N.  Williamson, P.L.S.,
                                        Florida Registration No. 3208

Job No:  86-019
PSR No:  5560
July 10, 1986

                                                       INDENTURE OF GROUND LEASE
                                                                      (PARCEL A)

                                   EXHIBIT "F"


                               ADDITIONAL PROPERTY


PROPOSED STORMWATER EASEMENT

A portion of Parcel 11 described in the instrument recorded in Official Records Book 1244, page 1322 of the Public Records of Leon County, Florida, lying in the Southwest quarter of Section 32, Township 1 North, Range 1 East, Leon County, Florida, more particularly described as follows: COMMENCE at a copper pin in concrete accepted as the Northwest corner of the Southeast quarter of Section 31, Township 1 North, Range 1 East, Leon County, Florida and run thence North 89 DEG. 51' 32" East 2193.38 feet to the centerline of Magnolia Drive (State Road No. 265); thence leaving said centerline, run North 89 DEG. 35' 12" East along the centerline of Park Avenue, 50.00 feet; thence leaving said centerline, run South 00 DEG. 02' 32" East along a projection of the Easterly right of way of Magnolia Drive, 33.00 feet to the intersection of said Easterly right of way with the Southerly right of way of Park Avenue; thence run North 89 DEG. 35' 12" East along said right of way, 694.87 feet to the Northeast corner of Parcel 29, described in the instrument recorded in Official Records Book 1244, page 1322 of said public records; continue thence North 89 DEG. 35' 12" East along said right of way, 275.67 feet to an one inch iron pipe marking the Northwest corner of that parcel of land described in the instrument recorded in Deed Book 169, page 391 of said public records; thence run North 89 DEG. 38' 31" East along said right of way, 184.51 feet to a concrete monument marking the Northeast corner of said parcel; thence run Southerly right of way of Park Avenue, boundary of said parcel, 25.80 feet to the Southerly right of way of Park Avenue, described in the instrument recorded in Official Records Book 1935, page 1438; thence run thence Easterly along said right of way as follows: North 89 DEG. 33' 11" East
296.73 feet; thence South 83 DEG. 53' 35" East 175.86 feet; thence North 89 DEG. 32' 38" East 300.47 feet; thence South 88 DEG. 09' 05" East 388.47 feet; thence South 89 DEG. 51' 35" East 205.53 feet; thence North 00 DEG. 08' 25" East 11.00 feet; thence South 89 DEG. 51' 35" East 281.84 feet to a point for the POINT OF BEGINNING. From said POINT OF BEGINNING, continue North 89 DEG. 51' 35" East along said Southerly right of way, 75.30 feet to the West boundary of that parcel of land described in instrument recorded in Official Records Book 1942, page 495 of said public records; thence leaving said right of way, run Southerly along said West boundary as follows: South 00 DEG. 00' 00" East 68.39 feet; thence South 47 DEG. 47' 26" West 103.76 feet; thence South 02 DEG. 47' 56" West
86.53 feet, more or less to a Jurisdictional Wetland line, delineated by the Department of Environmental Protection; thence leaving the aforesaid West boundary and run Southwesterly along said jurisdictional line as follows: South 59 DEG. 14' 50" West 65.94 feet; thence North 75 DEG. 18' 54" 17.60 feet, more or less to the easterly boundary of a 33.87 acre parcel, shown and described in a Boundary Survey prepared by the Genesis Group, for Governors Marketplace, LLC, dated 7/27/99; thence leaving said jurisdictional line, and run Northerly along said Easterly boundary as follows: North 02 DEG. 28' 00" East 83.32 feet; thence run North 47 DEG. 28' 00" East 103.76 feet; thence run North 00 DEG. 19' 26" West 100.59 feet to the POINT OF BEGINNING.

                                   EXHIBIT 15A
                                  GROUND LEASE

This instrument was prepared by
DuBose Ausley
Ausley & McMullen
P.O. Box 391
Tallahassee, FL 32302

                               MEMORANDUM OF LEASE

          This MEMORANDUM OF LEASE, made as of the 1st day of October, 2000, by and between ELAINE W. SMITH PARTNERSHIP, LLP AND THE SMITH INTERESTS GENERAL PARTNERSHIP, L.L.P. (Elaine W.Smith Partnership, LLP and The Smith Interests General Partnership, L.L.P. being hereinafter collectively referred to as "LESSOR"), KIMCO GOVERNORS MARKETPLACE LTD., a limited partnership organized and existing under the laws of the State of Florida, whose principal address is 3333 New Hyde Park Road, Suite 100, P.O. Box 5020, New Hyde Park, New York 11042-0020 (hereinafter referred to as "LESSEE").

                                   WITNESSETH:

     1. That for and in consideration of the sum of One Dollar ($1.00) and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, and the mutual covenants contained in that certain Lease between the parties dated as of the 1st day of October, 2000 (hereinafter referred to as the "GROUND LEASE"), the Lessor does hereby lease to the Lessee, and the Lessee does hereby lease from the Lessor all of the lands described in EXHIBIT "A-1" attached hereto and by this reference made a part hereof (subject to all conditions and restrictions of record which are set forth in the Ground Lease), together with all improvements, appurtenances and easements specifically granted to the Lessee in the Ground Lease.

     2. Each and all of the terms, provisions, conditions, covenants, and agreements set forth in the Ground Lease are incorporated herein by this reference as though the same were fully set forth herein.

     3. The term of Ground Lease is now in full force and effect and shall expire at 12:01 a.m. September 30, 2085, unless extended or sooner terminated as provided in the Ground Lease.

     4. Lessor's estate shall not be subject to any claim, lien, or encumbrance created or suffered by Lessee, and any claim of lien arising from any act or omission of Lessee shall attach only against Lessee's estate.

     5. Lessee is not the agent of Lessor for the construction, alteration, or repair of any buildings or improvements on the premises by Lessee during the term of this Lease, and all contractors, materialmen, mechanics, and laborers are hereby charged with notice that they must look to Lessee only for the payment of any charge for work done or materials furnished on the premises during the term of this Lease.

     6. This Memorandum of lease is made and entered into for the purpose of recording and giving notice of (but in no way modifying, amending, enlarging, reducing or varying the terms of) the Ground Lease, and all of the rights and obligations of Lessor and Lessee are and shall be governed by the terms, covenants, conditions, agreements, and limitations contained in the Ground Lease. In the event of inconsistency between the terms of the Ground Lease and the terms of this Memorandum, the terms of the Ground Lease shall govern.


                            [Signature pages follow]

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year first-above written.

Signed, sealed, and delivered               LESSOR:
in the presence of:

                                            THE SMITH INTERESTS GENERAL
 /s/ J. Marshall Conrad                     PARTNERSHIP, L.L.P.
---------------------------------
(Signature)


     J. Marshall Conrad                     By: /s/ William G. Smith
---------------------------------              ---------------------------------
(Printed name of witness)                   Name: William G. Smith, Jr.
                                            Its: Managing Partner

 /s/ Kristin H. Godfrey
---------------------------------
(Signature)                                 By: /s/ J. Vereen Smith
                                               ---------------------------------
     Kristin H. Godfrey                      Name: J. Vereen Smith, Jr.
---------------------------------            Its: Managing Partner
(Printed name of witness)

 /s/ J. Marshall Conrad
---------------------------------
(Signature)
     J. Marshall Conrad
---------------------------------
(Printed name of witness)

 /s/ Kristin H. Godfrey
---------------------------------
(Signature)
     Kristin H. Godfrey
---------------------------------
(Printed name of witness)

 /s/ J. Marshall Conrad                     ELAINE W. SMITH PARTNERSHIP, LLP
---------------------------------
(Signature)
     J. Marshall Conrad                     By: /s/ Elaine W. Smith
---------------------------------              ---------------------------------
(Printed name of witness)                   Name: Elaine W. Smith
                                            Its: Managing Partner
 /s/ Kristin H. Godfrey
---------------------------------
(Signature)
     Kristin H. Godfrey
---------------------------------
(Printed name of witness)

 /s/ Rebecca Stack                          LESSEE:
---------------------------------
(Signature)
     Rebecca Stack                          KIMCO GOVERNORS MARKETPLACE
---------------------------------           LTD., a Florida limited partnership
(Printed name of witness)

 /s/ [ILLEGIBLE]                            By: KIMCO GOVERNORS
---------------------------------               MARKETPLACE 317, INC., a Florida
(Signature)                                     corporation, General Partner
     [ILLEGIBLE]
---------------------------------
(Printed name of witness)                       By: /s/ Bruce M. Kauderer
                                                   -----------------------------
                                                   Bruce M. Kauderer,
                                                   Vice President

STATE OF FLORIDA

COUNTY OF LEON

          The foregoing Memorandum of Lease was acknowledged before me this 29th day of September 2000, by William G. Smith, Jr. and J. Vereen Smith, Jr., the Managing Partners of The Smith Interests General Partnership, L.L.P. who are personally known to me /X/ or who have produced N/A as identification.

                                            Notary Public

                                            /s/ Kristin H. Godfrey
                                            ------------------------------------
                                            (Printed Name)Kristin H. Godfrey

                                            My Commission Expires:______________
[SEAL]
                                                     Kristin H. Godfrey
                                              MY COMMISSION # CC656249 EXPIRES
                                                        July 7, 2001
                                           BONDED THRU TROY FAIN INSURANCE, INC.

STATE OF FLORIDA

COUNTY OF LEON

          The foregoing Memorandum of Lease was acknowledged before me this 29th day of September 2000, by Elaine W. Smith, the Managing Partners of Elaine W. Smith Partnership, LLP, who is personally known to me /X/ or who has produced N/A as identification.

                                            Notary Public

                                            /s/ Kristin H. Godfrey
                                            ------------------------------------
                                            (Printed Name)Kristin H. Godfrey

                                            My Commission Expires:______________
[SEAL]
                                                     Kristin H. Godfrey
                                              MY COMMISSION # CC656249 EXPIRES
                                                        July 7, 2001
                                           BONDED THRU TROY FAIN INSURANCE, INC.

STATE OF NEW YORK

COUNTY OF NASSAU

          The foregoing Memorandum of Lease was acknowledged before me this 29th day of September,2000, by Bruce M. Kauderer, personally known to me to be the vice president of KIMCO GOVERNORS MARKETPLACE 317, INC., which is the general partner of KIMCO GOVERNORS MARKETPLACE LTD., and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and severally acknowledged that as such vice president of the general partner of KIMCO GOVERNORS MARKETPLACE LTD., he signed and delivered the said instrument as his free and voluntary act, and as the free and voluntary act and deed of KIMCO GOVERNORS MARKETPLACE LTD., for the uses and purposes therein set forth.

                                            Notary Public

                                              /s/ Roseanne Dwyer
                                            ------------------------------------
                                            (Printed Name)

                                            My Commission Expires:______________

[SEAL]
                                                       ROSEANNE DWYER
                                               Notary Public, State of New York
                                                         No. 4909302
                                                  Qualified in Nassau County
                                             Commission Expires January 11, 2002

                                  EXHIBIT "A-1"
                                    PARCEL A
                                LEGAL DESCRIPTION

PARCEL 1

A parcel of land lying in the Southwest quarter of Section 32, Township 1 North, Range 1 East, Leon County, Florida, being all of that parcel of land described in the instrument recorded in Official Records Book 1614, page 617 of the Public Records of Leon County, Florida, and a portion of Parcel 11 described in the instrument recorded in Official Records Book 1244, page 1322 of said public records, more particularly described as follows:

COMMENCE at a copper pin in concrete accepted as the Northwest corner of the Southeast quarter of Section 31, Township 1 North, Range 1 East, Leon County, Florida and run thence North 89 DEG. 51' 32" East 2193.38 feet to the centerline of Magnolia Drive (State Road No. 265); thence leaving said centerline, run north 89 DEG. 35' 12" East along the centerline of Park Avenue, 50.00 feet; thence leaving said centerline, run South 00 DEG. 02' 32" East along a projection of the Easterly right of way of Magnolia Drive, 33.00 feet to the intersection of said Easterly right of way with the Southerly right of way of Park Avenue; thence run North 89 DEG. 35' 12" East along said right of way,
694.87 feet to the Northeast corner of Parcel 29, described in the instrument recorded in Official Records Book 1244, page 1322 of said public records; continue thence North 89 DEG. 35' 12" East along said right of way, 275.67 feet to an one inch iron pipe marking the Northwest corner of that parcel of land described in the instrument recorded in Deed Book 169, page 391 of said public records; thence run North 89 DEG. 38' 31" East along said right of way, 184.51 feet to a concrete monument marking the Northeast corner of said parcel; thence run South 02 DEG. 39' 37" West along the East boundary of said parcel, 25.80 feet to the Southerly right of way of Park Avenue, described in the instrument recorded in Official Records Book 1935, page 1438 and the POINT OF BEGINNING. From said Point of Beginning, run thence Easterly along said right of way as follows: North 89 DEG. 33' 11" East 296.90 feet; thence South 83 DEG. 53' 35" East 175.86 feet; thence North 89 DEG. 32' 38" East 300.47 feet; thence South
88 DEG. 09' 05" East 388.47 feet; thence South 89 DEG. 51' 35" East 205.53 feet; thence North 00 DEG. 08' 25" East 11.00 feet; thence South 89 DEG. 51' 35" East
281.84 feet; thence leaving said right of way, run South 00 DEG. 19' 26" East
100.59 feet to a 5/8 inch iron rod with cap marked "LB 6816"; thence run South 47 DEG. 28' 00" West 103.76 feet to a 5/8 inch iron rod with cap marked "LB6816"; thence run South 02 DEG. 28' 00" West 466.00 feet to a 5/8 inch iron rod with cap marked "LB6816"; thence run South 17 DEG. 32' 00" East 93.00 feet to a 5/8 inch iron rod with cap marked "LB6816"; thence run South 48 DEG. 00' 40" West 121.50 feet to the Northerly right of way boundary of Governors Square Boulevard (100 foot right of way), described in the instrument recorded in Official Records Book 918, page 1464 of said public records, said point lying on a curve concave Southeasterly; thence along said right of way and curve having a radius of 623.68 feet, through a central angle of 21 DEG. 29' 05", for an arc distance of 233.87 feet (the chord of said arc bears North 84 DEG. 23' 53" West
232.50 feet) to a point of tangency; thence run South 84 DEG. 51' 34" West along said right of way, 879.97 feet to a point of curve to the right; thence along said curve having a radius of 666.80 feet, through a central angle of 32 DEG. 00' 00", for an arc distance of 372.41 feet (the chord of said arc bears North 79 DEG. 08' 26" West 367.59 feet) to the point of tangency; thence run North
63 DEG. 08' 26" West along said right of way, 317.11 feet to a point of curve to the left; thence along said curve having a radius of 642.37 feet, through a central angle of 18 DEG. 23' 57", for an arc distance of 206.28 feet (the chord of said arc bears North 72 DEG. 20' 25" West 205.40 feet); thence leaving said right of way, run North 00 DEG. 06' 24" West along the Easterly boundary of Parcel 29, described in the instrument recorded in Official Records Book 1244, page 1322 of said public records, a distance of 262.47 feet to a 5/8" iron rod with cap marked "LB6590", marking the Southwest corner of an existing stormwater facility described in the instrument recorded in Official Records Book 1516, page 1074 of said public records; thence run North 89 DEG. 34' 07" East along the Southerly boundary of said stormwater facility, 274.89 feet to a 5/8" iron rod with cap marked "LB6590"; thence run North 00 DEG. 06' 02" West along the Easterly boundary of said stormwater facility, 89.82 feet to the South boundary of said parcel described in Deed Book 169, page 391 of said public records; thence run North 89 DEG. 27' 04" East along the South boundary of said parcel,
172.04 feet to concrete monument; thence run North 02 DEG. 39' 37" East along the Easterly boundary of said parcel, 248.56 feet to the POINT OF BEGINNING.

PARCEL 2:

Perpetual Easement for drainage system, created, defined and granted by that certain Drainage and Retention Pond Easement among WILLIAM GODFREY SMITH and PATTY HILL SMITH, his wife, JULIAN VEREEN SMITH and ELAINE W. SMITH, his wife, and R. SPENCER BURRESS, as the Managing Trustee of the Julian Vereen Smith Issue Trust and as Managing Trustee of the William Godfrey Smith, Jr. Trust, as Grantors and GOVERNOR'S SQUARE, INC., as Grantee, dated April 7, 1978, and recorded in Official Records Book 894, page 1025, of the Public Records of Leon County, Florida, as further amended by that certain Amendment to Drainage and Retention Pond Easement dated April 1, 1980, and recorded in Official Records Book 956, page 2240, of the Public Records of Leon County, Florida, and as further amended by that certain Second Amendment to Drainage and Retention Pond Easement dated as of February 28, 1992, by and between TALLAHASSEE ASSOCIATES and THE SMITH INTEREST GENERAL PARTNERSHIP, as recorded in Official Records Book 1546, page 644, of the Public Records of Leon County, Florida, and as further amended by that certain Supplement to Drainage and Retention Pond Easement dated as of January 12, 1994, and recorded July 16, 1994, in Official Records Book 1655, page 97, of the public Records of Leon County, Florida, as further amended by Third Amendment to Drainage and Retention Pond Easement between Tallahassee Associates and the Smith Interests General Partnership, dated November 17, 1994, and recorded November 18, 1994, in Official Records Book 1776, page 703, of the Public Records of Leon County, Florida, over, upon and across the following described land located in Leon County, Fl, together with all rights, privileges and benefits pertinent thereto under said Drainage and Retention Pond Easement, as amended, accruing to Tallahassee Associates its successors and assigns, described as follows:

RETENTION POND AREA:

PARCEL 2.1:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27, as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2004.00 feet to the Northerly right-of-way boundary of a proposed 100.00 foot roadway (Governors Square Avenue), thence North 89 DEG. 49' West 215.11 feet to a point of curve to the right, thence along said right-of-way curve with a radius of 506.72 feet, through a central angle of 36 DEG. 00' for an arc distance of 318.38 feet, thence North 53 DEG. 49' West along said Northerly right-of-way boundary 20.59 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 53 DEG. 49' West along said Northerly right-of-way boundary 200.00 feet, thence North 36 DEG. 45' East 304.50 feet; thence North 00 DEG. 11' East 460.00 feet, thence South 89 DEG. 49' East 510.00 feet to the Westerly right-of-way boundary of said Blairstone Road, thence South 00 DEG. 11' West along said Westerly right-of-way boundary 606.00 feet, thence North

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89 DEG. 49' west 360.00 feet, thence South 38 DEG. 18' 26" West 274.73 feet to the POINT OF BEGINNING.

ALSO:

PARCEL 2.2:

100 foot by 100 foot easement across Blairstone Road extension between easement for retention pond and proposed open channel waterway.

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S No. 27 as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2583.00 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 00 DEG. 11' East along said Westerly right-of-way boundary 100.00 feet, thence South 89 DEG. 49' East 100.00 feet to the Easterly right-of-way boundary of said Blairstone Road extension, thence South 00 DEG. 11' West along said Easterly right-of-way boundary 100.00 feet, thence North
89 DEG. 49' West 100.00 feet to the POINT OF BEGINNING.

ALSO:

PARCEL 2.3:

(PROPOSED OPEN CHANNEL WATERWAY) A 100 foot strip lying 50 feet either side of the following described centerline:

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S No. 27, as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2633.00 feet, thence south 89 DEG. 49' East 100.00 feet to the Easterly right-of-way boundary of said Blairstone Road for the POINT OF BEGINNING of said centerline. From said POINT OF BEGINNING continue south
89 DEG. 49' East 206.61 feet, thence North 83 DEG. 27' 18" East 194.65 feet, thence North 86 DEG. 26' 54" East 201.40 feet to the terminal point of said centerline.

ALSO:

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PARCEL 2.4:

Extension of Retention Pond Easement across proposed 100 foot Roadway (Governors Square Avenue)

Commence at the Southeast corner of Section 31, Township 1 North, Range 1 East, and run thence North 409.96 feet, thence West 408.24 feet to a copper pin at the intersection of the centerline of Magnolia Drive with the centerline of East Lafayette Street, thence run North 00 DEG. 02' East along the centerline of Magnolia Drive 33.61 feet, thence run South 79 DEG. 02' East 50.92 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of East Lafayette Street, thence run North 00 DEG. 02' East along a line 50.00 feet from and parallel to the centerline of Magnolia Drive, a distance of 535.77 feet to the intersection of the East right-of-way boundary of Magnolia Drive with the North right-of-way boundary of U.S. No. 27, thence along said Northerly right-of-way boundary of U.S. No. 27 as follows:
South 67 DEG. 35' 06" East 1153.28 feet, thence South 67 DEG. 04' 54" East
326.30 feet, thence South 61 DEG. 10' 31" East 301.10 feet, thence South 66 DEG. 04' 33" East 500.00 feet, thence South 60 DEG. 21' 57" East 402.00 feet, thence South 66 DEG. 03' 46" East 1451.33 feet to the Westerly right-of-way boundary of Blairstone Road Extension, thence North 00 DEG. 11' East along said Westerly right-of-way boundary 2004.00 feet to the Northerly right-of-way boundary of a proposed 100.00 foot roadway (Governors Square Avenue), thence North 89 DEG. 49' West 215.11 feet to a point of curve to the right, thence along said right-of-way curve with a radius of 506.72 feet, through a central angle of 36 DEG. 00' for an arc distance of 318.38 feet, thence North 53 DEG. 49' West along said Northerly right-of-way boundary 20.59 feet to the POINT OF BEGINNING. From said POINT OF BEGINNING continue North 53 DEG. 49' West along said Northerly right-of-way boundary 200.00 feet, thence South 36 DEG. 45' West 100.00 feet to the Southerly right-of-way boundary of said proposed 100.00 foot roadway (Governors Square Avenue), thence South 53 DEG. 49' East along said Southerly right-of-way boundary 197.28 feet, thence North 38 DEG. 18' 26" East 100.07 feet to the POINT OF BEGINNING.

PARCEL 3:

A portion of Parcel 11 described in the instrument recorded in Official Records Book 1244, page 1322 of the Public Records of Leon County, Florida, lying in the Southwest quarter of Section 32, Township 1 North, Range 1 East, Leon County, Florida, more particularly described as follows: COMMENCE at a copper pin in concrete accepted as the Northwest corner of the Southeast quarter of Section 31, Township 1 North, Range 1 East, Leon County, Florida and run thence North 89 DEG. 51' 32" East 2193.38 feet to the centerline of Magnolia Drive (State Road No. 265); thence leaving said centerline, run North 89 DEG. 35' 12" East along the centerline of Park Avenue, 50.00 feet; thence leaving said centerline, run South 00 DEG. 02' 32" East along a projection of the Easterly right of way of Magnolia Drive, 33.00 feet to the intersection of said Easterly right of way with the Southerly right of way of Park Avenue; thence run North 89 DEG. 35' 12" East along said right of way, 694.87 feet to the Northeast corner of Parcel 29, described in the instrument recorded in official Records Book 1244, page 1322 of said public records; continue thence North 89 DEG. 35' 12" East along said right of way, 275.67 feet to an one inch iron pipe marking the Northwest corner of that parcel of land described in the instrument recorded in Deed Book 169, page 391 of said public records; thence run North 89 DEG. 38' 31" East along said right of way, 184.51 feet to a concrete monument marking the Northeast corner of said parcel; thence run South 02 DEG. 39' 37" West along the East boundary of said parcel, 25.80 feet to the Southerly right of way of Park Avenue, described in the instrument recorded in official Records Book 1935, page 1438; thence run thence Easterly along said right of way as follows: North 89 DEG. 33' 11" East
296.90 feet; thence South 83 DEG. 53' 35" East 175.86 feet; thence North 89 DEG. 32' 38" East 300.47 feet; thence South 88 DEG. 09' 05" East 388.47 feet; thence South 89 DEG. 51' 35" East 205.53 feet; thence North 00 DEG. 08' 25" East 11.00 feet; thence South 89 DEG. 51' 35" East 281.84 feet to a point for the POINT OF BEGINNING. From said POINT OF BEGINNING, continue North

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89 DEG. 51' 35" East along said Southerly right of way, 75.30 feet to the West boundary of that parcel of land described in instrument recorded in Official Records Book 1942, page 495 of said public records; thence leaving said right of way, run Southerly along said West boundary as follows: South 00 DEG. 00' 00" East 68.39 feet, thence South 47 DEG. 47' 26" West 103.76 feet; thence South 02' DEG. 47' 56" West 86.53 feet more or less to a Jurisdictional Wetland line, delineated by the Department of Environmental Protection; thence leaving the aforesaid West boundary and run Southwesterly along said jurisdictional line as follows: South 59 DEG. 14' 50" West 65.94 feet; thence North 75 DEG. 18' 54" West 17.60 feet, more or less to the Easterly boundary of a 33.87 acre parcel, shown and described in a Boundary Survey prepared by Genesis Group, for Governors Marketplace, LLC, dated 7/27/99; thence leaving said jurisdictional line, and run Northerly along said Easterly boundary as follows: North 02 DEG. 28' 00" East 83.32 feet; thence run North 47 DEG. 28' 00" East 103.76 feet; thence run North 00 DEG. 19' 26" West 100.59 feet to the POINT OF BEGINNING.

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